REGISTRATION STATEMENT NO. 2-88637
                                                                       811-03927

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 27

                                     AND/OR

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 63

                                   -----------

                THE TRAVELERS FUND UL FOR VARIABLE LIFE INSURANCE
                           (Exact name of Registrant)

                         THE TRAVELERS INSURANCE COMPANY
                               (Name of Depositor)

                 One Cityplace, Hartford, Connecticut 06103-3415
              (Address of Depositor's Principal Executive Offices)
        Depositor's Telephone Number, including area code: (860) 308-1000

                                   -----------

                                ERNEST J. WRIGHT
                         The Travelers Insurance Company
                                  One Cityplace
                        Hartford, Connecticut 06103-3415
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[   ]   immediately upon filing pursuant to paragraph (b)

[ X ]   on May 2, 2005 pursuant to paragraph (b)

[   ]   __ days after filing pursuant to paragraph (a)(1)

[   ]   on __________ pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[   ]   this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


================================================================================

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

                            TRAVELERS MARKETLIFE(SM)

                             MAY 2, 2005 PROSPECTUS
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

                            ISSUED TO INDIVIDUALS BY:

  THE TRAVELERS INSURANCE COMPANY -- THE TRAVELERS FUND UL (A SEPARATE ACCOUNT)
                                       OR
       THE TRAVELERS LIFE AND ANNUITY COMPANY -- THE TRAVELERS FUND UL II
                              (A SEPARATE ACCOUNT)

This prospectus describes information you should know before you purchase Travelers MarketLife (the Policy), a flexible premium variable life insurance policy issued by The Travelers Insurance Company (TIC) or The Travelers Life and Annuity Company (TLAC). TLAC does not solicit or issue insurance products in the state of New York. Please be aware that this is a prospectus, which highlights many Policy provisions and communicates the Policy's primary features. SOME POLICY FEATURES MAY NOT BE AVAILABLE IN SOME STATES AND THERE MAY BE VARIATIONS IN YOUR POLICY FROM DESCRIPTIONS CONTAINED IN THIS PROSPECTUS BECAUSE OF DIFFERENCES IN STATE LAW THAT AFFECT THE POLICIES. We use certain terms throughout this prospectus, which are defined in APPENDIX A. The language of the Policy itself determines your rights and obligations under the Policy. Please keep this prospectus for future reference.

As a LIFE INSURANCE POLICY, the Policy is a contract between you and the Company. The Policy is designed to provide insurance protection on the life of an individual and to build Cash Value. You agree to make sufficient Premium Payments to the Company and the Company agrees to pay a Death Benefit to your Beneficiary after the death of the Named Insured (Insured). Premium Payments are flexible in both frequency and amount. You can build Cash Value by investing in a variety of INVESTMENT OPTIONS (LISTED BELOW), which, in turn, invest in professionally managed Mutual Funds (THE FUNDS). The value of your Policy will vary based on the performance of the Funds you select.

Capital Appreciation Fund
Dreyfus Stock Index Fund -- Initial Shares
Managed Assets Trust
Money Market Portfolio
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
   Templeton Global Asset Allocation Fund -- Class 1 Shares Templeton Global Income Securities Fund -- Class 1 Shares Templeton Growth Securities Fund -- Class 1 Shares
GREENWICH STREET SERIES FUND
   Equity Index Portfolio -- Class I Shares
   Fundamental Value Portfolio
JANUS ASPEN SERIES
   Global Technology Portfolio -- Service Shares
   Mid Cap Growth Portfolio -- Service Shares(1)
   Worldwide Growth Portfolio -- Service Shares
PIMCO VARIABLE INSURANCE TRUST
   Real Return Portfolio -- Administrative Class
SCUDDER INVESTMENT VIT FUNDS
   EAFE(R) Equity Index Fund -- Class A Shares
   Small Cap Index Fund -- Class A Shares
THE TRAVELERS SERIES TRUST
   Large Cap Portfolio
   Managed Allocation Series: Aggressive Portfolio
   Managed Allocation Series: Conservative Portfolio
   Managed Allocation Series: Moderate-Aggressive Portfolio Managed Allocation Series: Moderate-Conservative Portfolio Pioneer Fund Portfolio(2)
   Style Focus Series: Small Cap Growth Portfolio
   U.S. Government Securities Portfolio
   Zero Coupon Bond Fund Portfolio Series 2005
TRAVELERS SERIES FUND INC.
   AIM Capital Appreciation Portfolio
   MFS Total Return Portfolio
   Pioneer Strategic Income Portfolio(3)
   Smith Barney High Income Portfolio
   Smith Barney Large Capitalization Growth Portfolio Strategic Equity Portfolio(4)
VANGUARD VARIABLE INSURANCE FUND
   Mid-Cap Index Portfolio
   Total Stock Market Index Portfolio
VARIABLE INSURANCE PRODUCTS FUND
   Asset Manager SM Portfolio -- Initial Class(5) Equity-Income Portfolio -- Initial Class
   Growth Portfolio -- Initial Class
   High Income Portfolio -- Initial Class

----------
(1)   Formerly Aggressive Growth Portfolio -- Service Shares
(2)   Formerly Utilities Portfolio
(3)   Formerly Putnam Diversified Income Portfolio
(4)   Formerly Alliance Growth Portfolio
(5)   Formerly Asset Manager Portfolio -- Initial Class

To learn more about the Policy you can request a copy of the Statement of Additional Information ("SAI") dated May 2, 2005. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to Travelers Life & Annuity, Policy Holder Services, P.O. Box 990019, Hartford, Connecticut 06199-0019, call 1-800-334-4298 or access the SEC's website (http://www.sec.gov).

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE LIFE INSURANCE POLICIES ARE NOT DEPOSITS OF ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER GOVERNMENT AGENCY. REPLACING ANY EXISTING LIFE INSURANCE POLICY WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE.

                                TABLE OF CONTENTS

SUMMARY OF PRINCIPAL POLICY BENEFITS AND RISKS.............................    4
Policy Summary ............................................................    4
Principal Policy Benefits..................................................    4
Principal Policy Risks.....................................................    5
Fund Company Risks.........................................................    6
FEE TABLES.................................................................    7
Transaction Fees...........................................................    7
Periodic Charges other than Fund Operating Expenses........................    9
Charges for Optional Riders................................................   11
Fund Charges and Expenses..................................................   13
DESCRIPTION OF THE COMPANIES, SEPARATE ACCOUNTS AND FUNDS..................   16
The Insurance Companies....................................................   16
The Separate Accounts and Their Investment Options.........................   17
The Funds..................................................................   18
Voting Rights..............................................................   21
Conflicts of Interest......................................................   22
POLICY CHARGES AND DEDUCTIONS..............................................   22
Charges Against Premium....................................................   22
Charges Against Cash Value.................................................   23
Charges Against the Separate Account.......................................   24
Fund Charges...............................................................   24
Modification, Reserved Rights and Other Charges............................   24
POLICY DESCRIPTION.........................................................   25
Applying for a Policy......................................................   25
When Coverage Begins.......................................................   25
Right to Cancel (free look period).........................................   26
Tax Free 'Section 1035' Exchanges..........................................   26
Ownership/Policy Rights....................................................   26
PREMIUMS...................................................................   28
Amount, Frequency and Duration of Premium Payments.........................   28
Allocation of Premium Payments.............................................   28
VALUES UNDER YOUR POLICY...................................................   29
Cash Value.................................................................   29
Investment Option Valuation................................................   29
Loan Account Valuation.....................................................   30
TRANSFERS..................................................................   30
Transfers of Cash Value....................................................   30
Telephone Transfers........................................................   31
DEATH BENEFIT..............................................................   32
Death Benefit Examples.....................................................   32
Changing the Death Benefit Option..........................................   33
Paying the Death Benefit and Payment Options...............................   33

BENEFITS AT MATURITY.......................................................   34
OTHER BENEFITS.............................................................   34
Exchange Option............................................................   34
Riders.....................................................................   35
POLICY SURRENDERS..........................................................   36
Full Surrender.............................................................   36
Partial Surrender..........................................................   36
POLICY LOANS...............................................................   36
Effects of Loans...........................................................   37
LAPSE AND REINSTATEMENT....................................................   37
Lapse......................................................................   37
Grace Period...............................................................   37
Lapse Protection Guarantee Rider...........................................   37
Reinstatement..............................................................   38
FEDERAL TAX CONSIDERATIONS.................................................   38
Potential Benefits of Life Insurance.......................................   38
Tax Status of the Policy...................................................   39
Tax Treatment of Policy Benefits...........................................   40
OTHER TAX CONSIDERATIONS...................................................   42
Insurable Interest.........................................................   42
The Company's Income Taxes.................................................   42
Alternative Minimum Tax....................................................   42
DISTRIBUTION & COMPENSATION................................................   43
Distribution...............................................................   43
Compensation -- General....................................................   43
Compensation -- Types......................................................   44
OTHER POLICY INFORMATION...................................................   45
Payment and Suspension of Valuation........................................   45
Policy Statements..........................................................   45
Limits on Right to Contest and Suicide Exclusion...........................   45
Misstatement as to Sex and Age.............................................   46
Policy Changes.............................................................   46
Emergency Procedures.......................................................   46
Restrictions on Financial Transactions.....................................   46
LEGAL PROCEEDINGS..........................................................   46
FINANCIAL STATEMENT........................................................   47
APPENDIX A: GLOSSARY OF TERMS USED THROUGHOUT THIS PROSPECTUS..............  A-1
APPENDIX B: ANNUAL MINIMUM PREMIUMS........................................  B-1
APPENDIX C: PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE.................  C-1
APPENDIX D: CURRENT MONTHLY ADMINISTRATIVE CHARGE..........................  D-1
APPENDIX D1: GUARANTEED MONTHLY ADMINISTRATIVE CHARGE...................... D1-1
APPENDIX E: ILLUSTRATIONS..................................................   E1

                 SUMMARY OF PRINCIPAL POLICY BENEFITS AND RISKS

This section provides a SUMMARY of the Policy and the principal policy benefits and risks. YOU SHOULD READ THE ENTIRE PROSPECTUS BEFORE PURCHASING THE POLICY. IMPORTANT DETAILS REGARDING THE POLICY ARE CONTAINED IN OTHER SECTIONS OF THIS PROSPECTUS.

                                 POLICY SUMMARY

Travelers MarketLife is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with Death Benefits, Cash Values, and other features traditionally associated with life insurance. To provide these benefits to you, we deduct amounts from your Premium Payments and Policy assets to pay insurance costs, sales and Policy expenses. The Policy is a security because the Cash Value and, under certain circumstances, the Amount Insured and Death Benefit may increase and decrease based on the performance of the Investment Options you select.

                            PRINCIPAL POLICY BENEFITS

      o     Death Benefit

            We will pay your Beneficiary a Death Benefit after the death of the Insured while this Policy is in effect. There are two primary amounts involved in determining the Death Benefit under this Policy. First, when you apply for your Policy you will state the amount of life insurance coverage (THE STATED AMOUNT) that you wish to purchase on the Insured. Second, for a Policy to qualify as life insurance under federal tax law, it must provide a minimum amount of insurance in relation to the Cash Value of your Policy (THE MINIMUM AMOUNT INSURED). Generally, the Cash Value of your Policy is the sum of the values in the Investment Options and your Loan Account Value.

            In addition to choosing the Stated Amount, you must also choose a Death Benefit option. There are two Death Benefit options available:

            o OPTION 1 -- LEVEL OPTION: the Death Benefit will be the greater of (i) the Stated Amount or (ii) the Minimum Amount Insured.

            o OPTION 2 -- VARIABLE OPTION: the Death Benefit will be the greater of (i) the Stated Amount plus the Cash Value of the Policy or (ii) the Minimum Amount Insured.

            The Death Benefit may be increased or decreased by changes in the Stated Amount, surrenders, outstanding loans and charges or by certain Riders.

      o     Policy Surrenders (Withdrawals)

            You may withdraw some or all of your money from your Policy (minus any applicable charges and fees).

      o     Policy Loans

            You may borrow against your Policy using your Policy as collateral.

      o     The Investment Options and the Corresponding Funds

            You may select from a wide variety of Investment Options. Each Investment Option invests directly in a professionally managed Fund. You may transfer Cash Value among any of the Investment Options while continuing to defer current income taxes.

      o     Flexible Premium Payments

            After you make the initial Premium Payment, you may choose the amount and frequency of future Premium Payments, within certain limits.

      o     Payment Options

            You or your Beneficiary can choose from a variety of fixed and variable Payment Options (e.g., lump sum or various periodic payments) to receive the Policy Proceeds.

      o     Tax-Free Death Benefit

            Your Beneficiary may receive the Death Benefit free of income tax, and with properly structured ownership you can also avoid estate tax on the Death Benefit.

      o     Right to Cancel Period

            We urge you to examine your Policy closely. When you receive your Policy, the Right to Cancel Period begins. This period is at least ten (10) days, or more if required by state law. If, for any reason, you are not satisfied, you may return the Policy to us during the Right to Cancel Period for a refund.

      o     Exchange Option

            During the first two Policy Years you can exchange this Policy for a form of non-variable permanent individual life insurance.

      o     Riders (Supplemental Insurance Benefits)

            You may add additional insurance to your Policy by Rider. A number of different riders are available, ranging from a Cost of Living Adjustment Rider to a Lapse Protection Guarantee Rider. Please see "Other Benefits" for descriptions of all the riders.

      o     Personalized Illustrations

            You may request personalized illustrations for the Policy that reflect your age, sex, underwriting classification, the specified insurance benefits and the premium requested. These hypothetical illustrations may help you to understand how the Contract Value and Death Benefit can change over time and how the investment performance of the Funds impact the Contract Value and the Death Benefit. The illustrations may also help you compare the Policy to other life insurance policies. Personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or Contract Value.

                             PRINCIPAL POLICY RISKS

      o     Poor Fund Performance (Investment Risk)

            The value of your Policy is tied to the investment performance of the Funds and allocation percentages you choose. If those Funds perform poorly, the value of your Policy will decrease. Since we continue to deduct charges from the Cash Value, if investment results are too low, the Cash Surrender Value of your Policy may fall to zero. In that case, the Policy will, after a grace period, terminate without value and insurance coverage will no longer be in effect.

      o     Tax Risks

            We believe, but do not guarantee, that the Policy should be considered a life insurance policy under federal tax law. If the Policy was determined not to be a life insurance policy for federal tax purposes, you may be considered to be in constructive receipt of Policy Value, with adverse tax consequences, and all or a part of the proceeds paid under the Policy may be taxable to the Beneficiary. There is also a possibility that even if your Policy is treated as life insurance for federal tax purposes, it could be treated as a modified endowment contract (MEC) under federal tax laws (usually if your Premium payments in the first seven policy years or less exceed certain limits). If your Policy is a MEC, partial surrenders, collateral assignments and Policy loans could incur taxes, and any distributions or deemed distributions could incur the additional 10% tax on early withdrawals.

      o     Policy Lapse

            There is a risk that if partial surrenders, loans, and monthly deductions reduce your Cash Surrender Value to too low an amount and/or if the investment experience of your selected Investment Options is unfavorable, then your Policy could lapse. If your Policy lapses, then the Policy and all rights and benefits under it will terminate.

      o     Policy Withdrawal Limitations

            Full and Partial surrenders may be subject to a surrender charge. The minimum partial surrender amount is $500. Surrenders will reduce the Death Benefit, the Amount Insured and the Cash Value of the Policy. Federal income taxes and a penalty tax may apply to partial surrenders.

      o     Credit Risk

            The Death Benefit guarantees and rider guarantees depend on the Company's financial ability to fulfill their obligations. You should review the Company's financial statements, which are available upon request and are attached to the Statement of Additional Information.

      o     Effects of Policy Loans

            A Policy loan, whether or not repaid, will affect your Policy's Cash Value over time because we transfer the amount of the loan from the Investment Options to the Loan Account and hold it as collateral. As a result, the loan collateral does not participate in the investment results of the Investment Options. A Policy loan also reduces the Death Benefit proceeds and could make it more likely that a Policy will lapse.

      o     Increase in Current Fees and Expenses

            Certain Policy fees and expenses are currently charged at less than their maximum amounts. We may increase these current fees and expenses up to the guaranteed maximum levels.

      o     Policy is not Suited for Short-Term Investment

            We designed the Policy to meet long-term financial goals. You should not purchase this Policy to meet any short-term investment goals or if you think you will surrender all or part of your Policy in the short-term.

                               FUND COMPANY RISKS

      o A comprehensive discussion of the risks of each Fund may be found in each Fund Company's prospectus.

      o Each Fund has its own goal, investment objective and investment strategies that affect the risks associated with investing in that Fund.

            A Fund always carries investment risks although some types carry more risk than others. Generally, the higher the potential return, the higher the risk of loss. Before you decide which Funds to choose, you should consider whether the goals and risks of a Fund are a good fit for your investment plan.

            There is no assurance that any of the Funds will achieve their stated investment objective.

                                   FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time you buy the Policy or surrender the Policy. The tables disclose the Maximum Guaranteed Charge, the Current Charge and where the amount of a charge depends on the Insured's characteristics, such as age or rating classification, the charge for a Sample Insured.

                                TRANSACTION FEES

             CHARGE                 WHEN WE DEDUCT THE CHARGE                         AMOUNT DEDUCTED
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Sales Charge                        Upon receipt of each        Current Charge:               2.50% of each Premium Payment
                                                                -----------------------------------------------------------
$50,000 -- $499,999                 Premium Payment             GUARANTEED CHARGE:            2.50% OF EACH PREMIUM PAYMENT
   of Face Amount
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Sales Charge                        Upon receipt of each        Current Charge:               2.00% of each Premium Payment
                                                                -----------------------------------------------------------
$500,000 -- $999,999                Premium Payment             GUARANTEED CHARGE:            2.00% OF EACH PREMIUM PAYMENT
   of Face Amount
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Sales Charge                        Not applicable              Current Charge:               0.00% of each Premium Payment
                                                                -----------------------------------------------------------
$1,000,000+                                                     GUARANTEED CHARGE:            0.00% OF EACH PREMIUM PAYMENT
   of Face Amount
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Premium Tax Charge                  Upon receipt of each        Current Charge:               2.50% of each Premium Payment
                                                                -----------------------------------------------------------
(Waived for policies issued in PR)  Premium Payment             GUARANTEED CHARGE:            2.50% OF EACH PREMIUM PAYMENT
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Surrender Charge (Full) (1)         When you fully surrender    Current Charge:               Rates per $1000 of Stated
                                    your Policy within the                                    Amount for First Year of
                                    first ten (10) Policy                                     Coverage:
                                    Years and for the first                                   Minimum: $1.63(2)
                                    ten (10) Policy Years                                     Maximum: $25.40(3)
                                    after an increase in        -----------------------------------------------------------
                                    Stated Amount in addition   GUARANTEED CHARGE:            RATES PER $1000 OF STATED
                                    to the per $1,000 of                                      AMOUNT FOR FIRST YEAR OF
                                    Stated Amount Surrender                                   COVERAGE:
                                    charge, there is also                                     MINIMUM: $1.63(2)
                                    another charge that is the                                MAXIMUM: $25.40(3)
                                    smallest of 6% of the Cash  -----------------------------------------------------------
                                    Value being surrendered,    Sample Charge for a           Rates per $1000 of Stated
                                    6% of the amount of         41-year-old male,             Amount for First Year of
                                    premiums actually paid      non-smoker, preferred risk    Coverage:
                                    within the five years       class, with death benefit     Current:       $6.05
                                    preceeding the surrender,   option 1 and a $279,000       Guaranteed: $6.05
                                    or 9% of the total Annual   face amount.
                                    Minimum Premiums for each
                                    full or partial Policy
                                    Year during the five years
                                    preceeding the surrender,
                                    whether paid or not.

             CHARGE                 WHEN WE DEDUCT THE CHARGE                         AMOUNT DEDUCTED
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Surrender Charge (Partial)          When you partially          Current Charge:               Rates per $1000 of Stated
                                    surrender your Policy                                     Amount for First Year of
                                    within the first ten (10)                                 Coverage:
                                    Policy Years and for the                                  Minimum: $1.63(2)
                                    first ten (10) Policy                                     Maximum: $25.40(3)
                                    Years after an increase in  -----------------------------------------------------------
                                    Stated Amount, there is a   GUARANTEED CHARGE:            RATES PER $1000 OF STATED
                                    charge that is the                                        AMOUNT FOR FIRST YEAR OF
                                    smallest of 6% of the                                     COVERAGE:
                                    gross partial surrender                                   MINIMUM: $1.63(2)
                                    amount, 6% of the amount                                  MAXIMUM: $25.40(3)
                                    of premiums actually paid   -----------------------------------------------------------
                                    within the five years       Sample Charge for a           Rates per $1000 of Stated
                                    preceeding the surrender,   41-year-old male,             Amount for First Year of
                                    or 9% of the total Annual   non-smoker, preferred risk    Coverage:
                                    Minimum Premiums for each   class, with death benefit     Current:        $6.05
                                    full or partial Policy      option 1 and a $279,000       Guaranteed:  $6.05
                                    Year during the five years  face amount.
                                    preceeding the surrender,
                                    whether paid or not. Gross
                                    partial surrender amounts
                                    are the requested partial
                                    surrender amounts divided
                                    by 94%

----------
(1) Current and Guaranteed charges may vary in certain states but will not exceed the Guaranteed charges shown above. The rates vary depending on the age, gender, policy duration and the amount of insurance coverage. This rate may not be representative of the charge that a particular policy owner would pay. To obtain information on the charges that would apply to you, please contact your agent or registered representative.
(2) Sample charge for any insured with a specified amount at or above $1,000,000 and with an issue age less than 5-years old regardless of sex, risk class or underwriting.
(3) Sample charge for any insured with a specified amount less than $500,000 and with an issue age greater than 64-years old regardless of sex, risk class or underwriting.

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund expenses.

               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

             CHARGE                 WHEN WE DEDUCT THE CHARGE                         AMOUNT DEDUCTED
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Cost of Insurance Charge (COI(1))   Monthly on the Deduction    Current Charge:               Rates per $1000 of Net Amount
                                    Day                                                       At Risk for the First Year of
                                                                                              Coverage:
                                                                                              Minimum: 0.0571(2)
                                                                                              Maximum: 46.94796(3)
                                                                -----------------------------------------------------------
                                                                GUARANTEED CHARGE:            RATES PER $1000 OF NET AMOUNT
                                                                                              AT RISK FOR FIRST YEAR OF
                                                                                              COVERAGE:
                                                                                              MINIMUM: 0.0571(2)
                                                                                              MAXIMUM:  47.18322(3)
                                                                -----------------------------------------------------------
                                                                Sample Charge for a           Rates per $1000 of Net Amount
                                                                41-year-old male,             At Risk for First Year of
                                                                non-smoker, preferred risk    Coverage:
                                                                class, with death benefit     Current: 0.1874
                                                                option 1 and a $279,000       Guaranteed: 0.2859
                                                                face amount.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Policy Administrative Expense       Monthly from Cash Value     Current Charge:               Monthly Rate per $1000 of
Charges                             for the first three (3)                                   Initial Stated Amount for the
                                    Policy Years on the                                       first three years of coverage
                                    Deduction Date                                            or for the three years
                                                                                              following an increase in
                                                                                              Stated Amount:
                                                                                              Minimum: $0.00(4)
                                                                                              Maximum: $0.39(5)
                                                                -----------------------------------------------------------
                                                                GUARANTEED CHARGE:            MONTHLY RATE PER $1000 OF
                                                                                              INITIAL STATED AMOUNT FOR THE
                                                                                              FIRST THREE YEARS OF COVERAGE
                                                                                              OR FOR THE THREE YEARS
                                                                                              FOLLOWING AN INCREASE IN
                                                                                              STATED AMOUNT:
                                                                                              MINIMUM: $0.00(6)
                                                                                              MAXIMUM: $0.39(5)
                                                                -----------------------------------------------------------
                                                                Sample Charge for a           Monthly Rate per $1000 of
                                                                41-year-old male,             Initial Stated Amount for the
                                                                non-smoker, preferred risk    first three years of coverage
                                                                class, with death benefit     or for the three years
                                                                option 1 and a $279,000       following an increase in
                                                                face amount.                  Stated Amount:
                                                                                              Current: $0.08
                                                                                              Guaranteed: $0.24

--------------
(1) The current cost of insurance charges shown are for a preferred nonsmoker underwriting and risk class while the Guaranteed charges are based on the 1980 Commissioners Standard Ordinary (1980 CSO Tables). The cost-of-insurance rates listed do not reflect the addition of any "flat extras." Flat extras account for adverse risks that, if applied, would increase the cost-of-insurance rates shown above.
(2)   Sample charge for a 9-year-old female with death benefit option 1.
(3) Sample charge for an 80-year-old male, smoker, Table 10, with death benefit option 1.
(4) Sample charge for any insured with stated amounts $1,000,000 or more regardless if age, sex, risk class or underwriting. This sample charge also applies to a nonsmoker risk class with stated amounts of $500,000 or more regardless of sex or underwriting.
(5) Sample charge for any insured with stated amounts less than $500,000, smoker risk class, and issue ages between 64-80 years old (inclusive) regardless of sex or underwriting.

       PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES (CONTINUATION)

             CHARGE                 WHEN WE DEDUCT THE CHARGE                         AMOUNT DEDUCTED
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk (M&E)    Daily from the unloaned     Current Charge:               0.80% on an annual basis of
Charge                              portion of the Cash Value                                 the amounts in the Investment
                                                                                              Options for the first fifteen
(Applies to policies issued on                                                                (15) Policy Years and 0.25%
or after 5/1/1998)                                                                            thereafter
                                                                -----------------------------------------------------------
                                                                GUARANTEED CHARGE:            SAME AS CURRENT
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk (M&E)    Daily from the unloaned     Current Charge:               0.80% on an annual basis of
Charge                              portion of the Cash Value                                 the amounts in the Investment
                                                                                              Options for the first fifteen
(Applies to policies issued on                                                                (15) Policy Years and 0.45%
or after 7/12/1995 and prior to                                                               thereafter
5/1/1998)                                                       -----------------------------------------------------------
                                                                GUARANTEED CHARGE:            SAME AS CURRENT
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk (M&E)    Daily from the unloaned     Current Charge:               0.60% on an annual basis of
Charge                              portion of the Cash Value                                 the amounts in the Investment
                                                                                              Options for all Policy Years.
(Applies to policies issued
prior to 7/12/1995)                                             -----------------------------------------------------------
                                                                GUARANTEED CHARGE:            SAME AS CURRENT
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Separate Account Expense Charge     Daily from the unloaned     Current Charge:               0.10% on an annual basis of
                                    portion of Cash Value                                     the amounts in the Investment
(Applies to policies issued on                                                                Options for the fifteen (15)
or after 7/12/1995)                                                                           Policy Years and 0.00%
                                                                                              thereafter
                                                                -----------------------------------------------------------
                                                                GUARANTEED CHARGE:            SAME AS CURRENT
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Separate Account Expense Charge     Daily from the unloaned     Current Charge:               0.00% on an annual basis of
                                    portion of Cash Value                                     the amounts in the Investment
(Applies to policies issued                                                                   Options for all Policy Years.
prior to 7/12/1995)                                             -----------------------------------------------------------
                                                                GUARANTEED CHARGE:            SAME AS CURRENT
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Policy Loan Cost                    Monthly from the Loan       Current Charge:               3.40% (2.00% in VI) on an
                                    Account                                                   annual basis on the amount
(Applies to policies issued on                                                                loaned for Policy Years 1-13
or after 7/12/1995)                                                                           and -0.15% (-0.34% in NY and
                                                                                              MA) on the amount loaned for
                                                                                              Policy Years 14 and later.(1)
                                                                -----------------------------------------------------------
                                                                GUARANTEED CHARGE:            SAME AS CURRENT
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Policy Loan Cost                    Monthly from the Loan       Current Charge:               3.40% (2.00% in VI) on an
                                    Account                                                   annual basis on the amount
(Applies to policies issued                                                                   loaned for Policy Years 1-10
prior to 7/12/1995)                                                                           and -0.15% (-0.34% in NY and
                                                                                              MA) on the amount loaned for
                                                                                              Policy Years 14 and later.(1)
                                                                                              Please refer to footnotes for
                                                                                              policy loan costs for years
                                                                                              11, 12, and 13.(2)
---------------------------------------------------------------------------------------------------------------------------
                                                                GUARANTEED CHARGE:            SAME AS CURRENT

----------
(1) The Policy Loan Cost reflects the difference between the loan interest rate charged and the loan interest rate credited (see the Policy Loans section for more information).
(2)   The Policy Loan Cost is -0.15% and 2.00%, -0.34% and 1.40%, and -0.15% and
      3.40% for policies issued in the VI, NY and MA, and the remaining states respectively. The percentage splits of the loan account value where the Policy Loan Cost are applied are 25%/75%, 50%/50%, and 75%/25% for years 11, 12, and 13 respectively.

                           CHARGES FOR OPTIONAL RIDERS

              CHARGE                WHEN WE DEDUCT THE CHARGE                         AMOUNT DEDUCTED
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Primary Insured Term Rider(1)       Monthly from the unloaned   Current Charge:               Monthly Rate per $1000 of
(Minimum Face Amount of $1,000.     portion of the Cash Value                                 Term Amount for the First
Maximum limits subject to           on the Deduction Date.                                    Year of Coverage:
underwriting.  Rider face is                                                                  Minimum: $0.0571(2)
subject to a $100,000 base face                                                               Maximum: $46.94796(3)
minimum.)
                                                                -----------------------------------------------------------
                                                                GUARANTEED CHARGE:            MONTHLY RATE PER $1000 OF
                                                                                              TERM AMOUNT FOR THE FIRST
                                                                                              YEAR OF COVERAGE:
                                                                                              MINIMUM: $0.0571 (2)
                                                                                              MAXIMUM: $47.18322(3)
                                                                -----------------------------------------------------------
                                                                Sample Charge for a           Monthly Rate per $1000 of
                                                                38-year-old male,             Term Amount for the First
                                                                non-smoker, preferred risk    Year of Coverage:
                                                                class, with death benefit     Current: $0.1753
                                                                option 1 and a $195,000       Guaranteed: $0.2634
                                                                face amount.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Spouse Term Insurance Rider(1)      Monthly from the unloaned   Current Charge:               Monthly Rate per $1000 of
(Minimum Face Amount of $50,000.    portion of the Cash Value                                 Term Amount for the First
Maximum limits subject to           on the Deduction Date.                                    Year of Coverage:
underwriting and cannot exceed                                                                Minimum: $0.0571(2)
the base face amount.                                                                         Maximum: $46.94796(3)
                                                                -----------------------------------------------------------
Rider face is subject to a                                      GUARANTEED CHARGE:            MONTHLY RATE PER $1000 OF
$50,000 base face minimum.)                                                                   TERM AMOUNT FOR THE FIRST
                                                                                              YEAR OF COVERAGE:
                                                                                              MINIMUM: $0.0571(2)
                                                                                              MAXIMUM: $47.18322(3)
                                                                -----------------------------------------------------------
                                                                Sample Charge for a           Monthly Rate per $1000 of
                                                                37-year-old female,           Term Amount for the First
                                                                non-smoker, preferred risk    Year of Coverage:
                                                                class, with death benefit     Current: $0.1049
                                                                option 1 and a $105,000       Guaranteed: $0.1522
                                                                face amount.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Child Term Insurance Rider          Monthly from the unloaned   Current Charge:               Monthly Rate per $1000 of
                                    portion of the Cash Value                                 Child Term Rider Unit for the
                                    on the Deduction Date.                                    First Year of Coverage:
                                                                                              Without Waiver of Deduction
                                                                                              Amount Coverage Rider: $0.50
                                                                                              With Waiver of Deduction
                                                                                              Amount Coverage Rider: $0.52
                                                                -----------------------------------------------------------
                                                                GUARANTEED CHARGE:            MONTHLY RATE PER $1000 OF
                                                                                              CHILD TERM RIDER UNIT FOR THE
                                                                                              FIRST YEAR OF COVERAGE:
                                                                                              WITHOUT WAIVER OF DEDUCTION
                                                                                              AMOUNT COVERAGE RIDER: $0.50
                                                                                              WITH WAIVER OF DEDUCTION
                                                                                              AMOUNT COVERAGE RIDER: $0.52
                                                                -----------------------------------------------------------
                                                                Sample Charge for a an        Monthly Rate per $1000 of
                                                                15-year-old male with         Child Term Rider Unit for the
                                                                $9,000 Child Term Rider       First Year of Coverage:
                                                                face amount                   Without Waiver of Deduction
                                                                                              Amount Coverage Rider  $0.50
                                                                                              With Waiver of Deduction
                                                                                              Amount Coverage Rider: $0.52
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Accelerated Death Benefit Rider     Not Applicable              Current Charge:               $150 one time processing fee
                                                                -----------------------------------------------------------
                                                                GUARANTEED CHARGE:            SAME AS CURRENT

----------
(1) The current cost of insurance charges shown are for a preferred nonsmoker underwriting and risk class while the Guaranteed charges are based on the 1980 Commissioners Standard Ordinary (1980 CSO Tables).
(2)   Sample charge for a 9-year-old female with death benefit option 1.
(3) Sample charge for an 80-year-old male, smoker, Table 10, with death benefit option 1.

                   CHARGES FOR OPTIONAL RIDERS (CONTINUATION)

            CHARGE                  WHEN WE DEDUCT THE CHARGE                           AMOUNT DEDUCTED
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Lapse Protection Guarantee      Not applicable                      Current Charge:               No charge
Rider
                                                                    -------------------------------------------------------
                                                                    GUARANTEED CHARGE:            NO CHARGE
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Maturity Extension Rider        Not applicable                      Current Charge:               No Charge
                                                                    -------------------------------------------------------
                                                                    GUARANTEED CHARGE:            NO CHARGE
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Cost of Living Adjustment       Monthly from the unloaned           Current Charge:               Rates per $1000 of Net
Rider(1)                        portion of the Cash Value on the                                  Amount At Risk for the
                                Deduction Date                                                    First Year of Coverage:
                                                                                                  Minimum: $0.0571(2)
                                                                                                  Maximum: $46.94796(3)
                                                                    -------------------------------------------------------
                                                                    GUARANTEED CHARGE:            RATES PER $1000 OF NET
                                                                                                  AMOUNT AT RISK FOR FIRST
                                                                                                  YEAR OF COVERAGE:
                                                                                                  MINIMUM: $0.0571(2)
                                                                                                  MAXIMUM: $47.18322(3)
                                                                    -------------------------------------------------------
                                                                    Sample Charge for a           Rates per $1000 of Net
                                                                    40-year-old male,             Amount At Risk for First
                                                                    non-smoker, preferred risk    Year of Coverage:
                                                                    class, with death benefit     Current: $0.1753
                                                                    option 1 and a $240,000       Guaranteed: $0.2634
                                                                    face amount.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Waiver of Deduction Amount      Monthly from the unloaned           Current Charge:               Monthly Rate per $1000 of
Rider                           portion of the Cash Value on the                                  Monthly Deduction Amount
                                Deduction Date                                                    for the First Year of
                                                                                                  Coverage:
                                                                                                  Minimum: $0.0000(4)
                                                                                                  Maximum: $0.2587 (5)
                                                                    -------------------------------------------------------
                                                                    GUARANTEED CHARGE:            MONTHLY RATE PER $1000 OF
                                                                                                  MONTHLY DEDUCTION AMOUNT
                                                                                                  FOR THE FIRST YEAR OF
                                                                                                  COVERAGE:
                                                                                                  MINIMUM: $0.0000(4)
                                                                                                  MAXIMUM: $0.2587(5)
                                                                    -------------------------------------------------------
                                                                    Sample Charge for a           Monthly Rate per $1000 of
                                                                    37-year-old male,             Monthly Deduction Amount
                                                                    non-smoker, preferred risk    for the First Year of
                                                                    class, with death benefit     Coverage:
                                                                    option 1 and a $291,000       Current: $0.0122
                                                                    face amount.                  Guaranteed: $0.0122
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Accidental Death Benefit        Monthly from the unloaned           Current Charge:               Monthly Rate per $1000 of
Rider (Minimum face amount if   portion of the Cash Value on the                                  Term Amount for the First
$25,000. Maximum limits are     Deduction Date                                                    Year of Coverage:
$100,000 for issue ages less                                                                      Minimum: $0.0792(6)
than 26. Otherwise the                                                                            Maximum: $0.308(7)
maximum limit is $300,000.
Rider face cannot exceed the
base face minimum).
                                                                    -------------------------------------------------------
                                                                    GUARANTEED CHARGE:            MONTHLY RATE PER $1000 OF
                                                                                                  TERM AMOUNT FOR THE FIRST
                                                                                                  YEAR OF COVERAGE:
                                                                                                  MINIMUM: $0.0792(6)
                                                                                                  MAXIMUM: $0.308(7)
                                                                    -------------------------------------------------------
                                                                    Sample Charge for a           Monthly Rate per $1000 of
                                                                    45-year-old male,             Term Amount for the First
                                                                    non-smoker, standard risk     Year of Coverage:
                                                                    class, with death benefit     Current: $0.0880
                                                                    option 1 and a $282,000       Guaranteed: $0.0880
                                                                    face amount.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

----------
(1) The current cost of insurance charges shown are for a preferred nonsmoker underwriting and risk class while the Guaranteed charges are based on the 1980 Commissioners Standard Ordinary (1980 CSO Tables).

(2)   Sample charge for a 9-year-old female with death benefit option 1.
(3) Sample charge for an 80-year-old male, smoker, Table 10, with death benefit option 1.
(4) Sample charge for any insured with an issue age less than 5 years old regardless of sex, risk class or underwriting.
(5) Sample charge for a 59-year-old smoker regardless of sex, risk class or underwriting.
(6) Sample charge for an insured less than 30 years old with no table rating regardless of sex, risk class or underwriting.
(7) Sample charge for any insured with an issue age of at least 60 years old and a Table 4 rating regardless of sex or risk class.

                            FUND CHARGES AND EXPENSES

The next tables describe the Fund charges and expenses that you will indirectly pay periodically during the time that you own the Policy. The Investment Options purchase shares of the Funds at net asset value. The net asset value already reflects the deduction of each Fund's Total Operating Expenses. Therefore you are indirectly bearing the costs of Fund expenses.

The first table below shows the minimum and maximum fees and expenses, as a percentage of average daily net assets, charged by any of the Funds as of December 31, 2004. The second table shows each Fund's fees and expenses, as a percentage of average daily net assets, as of December 31, 2004, unless otherwise noted. This information was provided by the Funds and we have not independently verified it. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES

                                                             MINIMUM     MAXIMUM
                                                             -------     -------
Total Annual Fund Operating Expenses
(expenses that are deducted from Underlying Fund
assets, including management fees, distribution
and/or service fees (12b-1) fees, and other expenses.)....    0.17%       1.62%

UNDERLYING FUND FEES AND EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                               DISTRIBUTION
                                                  AND/OR                                   CONTRACTUAL FEE        NET TOTAL
                                                 SERVICE                   TOTAL ANNUAL        WAIVER              ANNUAL
                                 MANAGEMENT      (12B-1)         OTHER      OPERATING      AND/OR EXPENSE         OPERATING
UNDERLYING FUND:                    FEE            FEES         EXPENSES     EXPENSES     REIMBURSEMENT(20)       EXPENSES
----------------                 ----------    ------------     --------   ------------   -----------------       ---------
Capital Appreciation Fund....       0.70%            --           0.08%        0.78%              --                    --(1)
Dreyfus Stock Index Fund --
Initial Shares...............       0.25%            --           0.01%        0.26%              --                  0.26%
Managed Assets Trust.........       0.50%            --           0.11%        0.61%              --                    --(12)
Money Market Portfolio.......       0.32%            --           0.10%        0.42%              --                    --(12)
CITISTREET FUNDS, INC.
   CitiStreet Diversified
     Bond Fund -- Class I+...       0.44%            --           0.10%        0.54%              --                  0.54%
   CitiStreet International
     Stock Fund -- Class I+..       0.71%            --           0.18%        0.89%              --                  0.89%
   CitiStreet Large Company
     Stock Fund -- Class I+..       0.53%            --           0.11%        0.64%              --                  0.64%
   CitiStreet Small Company
     Stock Fund -- Class I+..       0.59%            --           0.15%        0.74%              --                  0.74%
CITISTREET FUNDS, INC. **
   CitiStreet Diversified
     Bond Fund -- Class I+...       0.44%            --           1.35%        1.79%              --                  1.79%
   CitiStreet International
     Stock Fund -- Class I+..       0.71%            --           1.43%        2.14%              --                  2.14%
   CitiStreet Large Company
     Stock Fund -- Class I+..       0.53%            --           1.36%        1.89%              --                  1.89%
   CitiStreet Small Company
     Stock Fund -- Class I+..       0.59%            --           1.40%        1.99%              --                  1.99%

                                               DISTRIBUTION
                                                  AND/OR                                   CONTRACTUAL FEE        NET TOTAL
                                                 SERVICE                   TOTAL ANNUAL        WAIVER              ANNUAL
                                 MANAGEMENT      (12B-1)         OTHER      OPERATING      AND/OR EXPENSE         OPERATING
UNDERLYING FUND:                    FEE            FEES         EXPENSES     EXPENSES     REIMBURSEMENT(20)       EXPENSES
----------------                 ----------    ------------     --------   ------------   -----------------       ---------
Franklin Templeton Variable
   Insurance Products Trust
   Templeton Global Asset
     Allocation Fund --
     Class 1 Shares..........       0.61%            --           0.24%        0.85%            0.01%                 0.84%(2)
   Templeton Global Income
     Securities Fund --
     Class 1 Shares..........       0.62%            --           0.16%        0.78%              --                  0.78%(3)
   Templeton Growth
     Securities Fund --
     Class 1 Shares..........       0.79%            --           0.07%        0.86%              --                  0.86%(3)
GREENWICH STREET SERIES FUND
   Equity Index Portfolio --
     Class I Shares..........       0.31%            --           0.03%        0.34%              --                  0.34%
   Fundamental Value
     Portfolio...............       0.75%            --           0.02%        0.77%              --                  0.77%(4)
JANUS ASPEN SERIES
   Global Technology
     Portfolio -- Service
     Shares*.................       0.64%          0.25%          0.07%        0.96%              --                  0.96%
   Mid Cap Growth Portfolio
     -- Service Shares*......       0.64%          0.25%          0.01%        0.90%              --                  0.90%
   Worldwide Growth
     Portfolio -- Service
     Shares*.................       0.60%          0.25%          0.03%        0.88%              --                  0.88%
PIMCO VARIABLE INSURANCE
   TRUST
   Real Return Portfolio --
     Administrative Class*...       0.25%          0.15%          0.25%        0.65%              --                  0.65%(5)
SCUDDER INVESTMENT VIT FUNDS
   EAFE(R) Equity Index FunD
     -- Class A Shares.......       0.45%            --           0.37%        0.82%            0.17%                 0.65%(6)
   Small Cap Index Fund --
     Class A Shares..........       0.35%            --           0.13%        0.48%            0.03%                 0.45%(7)
THE TRAVELERS SERIES TRUST
   Large Cap Portfolio.......       0.75%            --           0.11%        0.86%              --                  0.86%(8)
   Managed Allocation
     Series: Aggressive
     Portfolio...............       0.15%            --           0.26%        0.41%            0.06%                 0.35%(9)
   Managed Allocation
     Series: Conservative
     Portfolio...............       0.15%            --           0.26%        0.41%            0.06%                 0.35%(9)
   Managed Allocation
     Series:
     Moderate-Aggressive
     Portfolio...............       0.15%            --           0.26%        0.41%            0.06%                 0.35%(9)
   Managed Allocation
     Series:
     Moderate-Conservative
     Portfolio...............       0.15%            --           0.26%        0.41%            0.06%                 0.35%(9)
   Pioneer Fund Portfolio....       0.75%            --           0.37%        1.12%              --                    --(10)
   Style Focus Series:
     Small Cap Growth
     Portfolio...............       0.85%            --           0.43%        1.28%            0.18%                 1.10%(11)
   U.S. Government
     Securities Portfolio....       0.32%            --           0.11%        0.43%              --                    --(12)
   Zero Coupon Bond Fund
     Portfolio Series 2005...       0.10%            --           1.52%        1.62%              --                    --(13)
TRAVELERS SERIES FUND INC.
   AIM Capital Appreciation
     Portfolio...............       0.80%            --           0.05%        0.85%              --                  0.85%
   MFS Total Return
     Portfolio...............       0.77%            --           0.02%        0.79%              --                  0.79%(14)
   Pioneer Strategic Income
     Portfolio...............       0.75%            --           0.15%        0.90%              --                  0.90%
   Smith Barney High Income
     Portfolio...............       0.60%            --           0.06%        0.66%              --                  0.66%

                                               DISTRIBUTION
                                                  AND/OR                                   CONTRACTUAL FEE        NET TOTAL
                                                 SERVICE                   TOTAL ANNUAL        WAIVER              ANNUAL
                                 MANAGEMENT      (12B-1)         OTHER      OPERATING      AND/OR EXPENSE         OPERATING
UNDERLYING FUND:                    FEE            FEES         EXPENSES     EXPENSES     REIMBURSEMENT(20)       EXPENSES
----------------                 ----------    ------------     --------   ------------   -----------------       ---------
   Smith Barney Large Cap
     Value Portfolio+........       0.63%            --           0.05%        0.68%              --                  0.68%(15)
   Smith Barney Large
     Capitalization Growth
     Portfolio                      0.75%            --           0.03%        0.78%              --                  0.78%(16)
   Strategic Equity
     Portfolio                      0.80%            --           0.05%        0.85%              --                  0.85%
VANGUARD VARIABLE INSURANCE
   FUND
   Mid-Cap Index Portfolio          0.21%            --           0.03%        0.24%              --                  0.24%
   Total Stock Market Index
     Portfolio                      0.15%            --           0.02%        0.17%              --                  0.17%
VARIABLE INSURANCE PRODUCTS
   FUND
   Asset Manager SM
     Portfolio -- Initial
     Class                          0.53%            --           0.12%        0.65%              --                    --(17)
   Equity-Income Portfolio
     -- Initial Class               0.47%            --           0.11%        0.58%              --                    --(18)
   Growth Portfolio --
     Initial Class                  0.58%            --           0.10%        0.68%              --                    --(19)
   High Income Portfolio --
     Initial Class                  0.58%            --           0.13%        0.71%              --                  0.71%

----------
* The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).
**    Includes CHART asset allocation fee.
+     Closed to new investors.

NOTES

(1) Effective September 1, 2004, the investment advisory fee was revised from the annual rate of 0.75% to the following breakpoints: 0.70% on first $1.5 billion of net assets and 0.65% on assets in excess of $1.5 billion. The Fund has a voluntary expense cap of 1.25%.

(2) The Fund's manager has agreed in advance to reduce its fees from assets invested by the Fund in a Franklin Templeton Money Market Fund (the Sweep Money Fund). This reduction is required by the Board and an order of the Securities and Exchange Commission.

(3)   The Fund administration fee is paid indirectly through the management fee.

(4) Effective August 1, 2004, the management fee (including the administration fee), was reduced from 0.75% to the following breakpoints: 0.75% on first $1.5 billion of net assets; 0.70% on next $0.5 billion; 0.65% on next $0.5 billion; 0.60% on the next $1 billion; and 0.50% on net assets in excess of $3.5 billion.

(5) "Other Expenses" reflects a 0.25% administrative fee. PIMCO has contractually agreed, for the Portfolio's current fiscal year, to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of Trustees' fees, 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(6) Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.65% for Class A shares.

(7) Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.45% for Class A shares.

(8) Effective September 1, 2004, the investment advisory fee was revised from the annual rate of 0.75% to the following breakpoints: 0.75% on first $250 million of net assets; 0.70% on the next $500 million and 0.65% on assets in excess of $2 billion. Other Expenses include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company. The expense information in the table has been restated to reflect the current fee schedule.

(9) The figures shown above do not include the Funds' share of Underlying Fund expenses. Because the Underlying Funds that each Fund invests in will vary, as will the proportion of each Fund's assets invested in each Underlying Fund, it is not possible to determine precisely the amount of Underlying Fund expenses that will be borne by the Funds. However, the total annual operating expenses of the Underlying Funds range from 0.40% to 1.10%, so the Underlying Funds expenses borne by the Funds will be somewhere in that range. The Funds have a contractual expense cap of 0.35% that continues to May 1, 2006. Other Expenses are estimates and include a 0.06% administrative service fee the Fund pays to The Travelers Insurance Company.

(10) Effective December 1, 2004, the Management fee was reduced from 0.75% to the following breakpoints: 0.75% on the first $250 million of net assets; 0.70% on the next $250 million; 0.675% on the next $500 million; 0.65% on the next $1 billion and 0.60% on assets in excess of $2 billion. Other expenses include a 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(11) The Fund has a contractual expense cap of 1.10% that continues to May 1, 2006. Other expenses are estimates and include a 0.06% administrative service fee the Fund pays to The Travelers Insurance Company.

(12) Other expenses include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(13) Fund has a voluntary waiver of 0.15%. Other Expenses include a 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(14) Effective November 1, 2004, the advisory fee was reduced from 0.80% to the following breakpoints: 0.80% on first $600 million of net assets; 0.775% on next $300 million; 0.75% on next $600 million; 0.725% on next $1 billion and 0.675% in excess of $2.5 billion. Effective February 25, 2005, for purposes of meeting the various asset levels and determining an effective fee rate, the combined average daily net assets of: (1) the Fund; and (2) other portfolios of The Travelers Series Trust that are subadvised by MFS are used in performing the calculation. The expense information in the table has been restated to reflect the current fee schedule.

(15) Effective July 1, 2004, the management fee was reduced from 0.65% to the following breakpoints: 0.60% on the first $500 million of net assets; 0.55% on the next $500 million of net assets and 0.50% on assets in excess of $1 billion.

(16) Effective July 1, 2004, the management fee was reduced from 0.75% to the following breakpoints: 0.75% on the first $5 billion of net assets; 0.725% on the next $2.5 billion; 0.70% on the next $2.5 billion and 0.65% on assets in excess of $10 billion.

(17) The annual class operating expenses for the fund are based on historical expenses adjusted to reflect current fees. A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.64%. These offsets may be discontinued at any time.

(18) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.57%. These offsets may be discontinued at any time.

(19) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.65%. These offsets may be discontinued at any time.

(20) The table below shows the amount of the waiver or reimbursement and the net total annual operating expenses for underlying funds that have entered into a voluntary fee waiver and/or expense reimbursement arrangement. The net total annual operating expense figure reflects the fee waivers and/or expense reimbursements that were in effect as of the underlying fund's fiscal year end. However, as these arrangements are voluntary, they may be changed or terminated at any time, in which case the underlying fund would be subject to different net total annual operating expenses. Without such waivers performance would be lower.

                                                                                VOLUNTARY FEE
                                                                                WAIVER AND/OR
                                                                                   EXPENSE              NET TOTAL ANNUAL
      FUNDING OPTION                                                            REIMBURSEMENT          OPERATING EXPENSES
      --------------                                                            -------------          ------------------
      Capital Appreciation Fund.........................................            0.01%                    0.77%
      Managed Assets Trust..............................................            0.01%                    0.60%
      Money Market Portfolio............................................            0.02%                    0.40%
      Pioneer Fund Portfolio............................................            0.13%                    0.99%
      U.S. Government Securities Portfolio..............................            0.01%                    0.42%
      Zero Coupon Bond Fund Portfolio Series 2005.......................            1.50%                    0.12%
      Asset Manager SM Portfolio -- Initial Class.......................            0.01%                    0.64%
      Equity-Income Portfolio -- Initial Class..........................            0.01%                    0.57%
      Growth Portfolio -- Initial Class.................................            0.03%                    0.65%

                 DESCRIPTION OF THE COMPANIES, SEPARATE ACCOUNTS
                                    AND FUNDS

                             THE INSURANCE COMPANIES

Please refer to your Policy to determine which Company issued your Policy.

THE TRAVELERS INSURANCE COMPANY is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas.

THE TRAVELERS LIFE AND ANNUITY COMPANY is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all of the United States (except New York), the District of Columbia and Puerto Rico.

Each Company is an indirect wholly owned subsidiary of Citigroup Inc. Each Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415. The Companies are subject to Connecticut law governing insurance companies and are regulated by the Connecticut Commissioner of Insurance. Each company files an annual statement in a prescribed form with the Commissioner that covers the operations of the Company for the preceding year and its financial condition as of the end of such year. Each Company's books and assets are subject to review or examination by the Commissioner, and a full examination of its operations is conducted at least once every four years. In addition, each Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance Policies, as well as to various federal and state securities laws and regulations.

On January 31, 2005, CITIGROUP INC. announced that it has agreed to sell its life insurance and annuity businesses to METLIFE, INC. The proposed sale would include the following insurance companies that issue the variable life insurance policies described in this prospectus:

      o     The Travelers Insurance Company ("TIC")

      o     The Travelers Life and Annuity Company ("TLAC")

The proposed sale would also include TIC and TLAC's affiliated investment advisory companies, Travelers Asset Management International Company LLC, and Travelers Investment Adviser Inc., each of which serves as the investment advisor for certain of the funding options that may be available under your variable contract.

The transaction is subject to certain domestic and international regulatory approvals, as well as other customary conditions to closing. The transaction is expected to close this summer. Under the terms of the transaction, The Travelers Insurance Company will distribute its ownership of Primerica Life Insurance Company and certain other assets, including shares of Citigroup preferred stock, to Citigroup Inc., or its subsidiaries prior to the closing. The Travelers Insurance Company has filed a current report on Form 8-K on February 2, 2005 with additional information about the transaction, including pro forma financial information. The filing can be found at the SEC's Internet website at http://www.sec.gov.

The transaction will not affect the terms or conditions of your variable contract, and The Travelers Insurance Company or The Travelers Life and Annuity Company will remain fully responsible for their respective contractual obligations to variable life insurance contract owners.

               THE SEPARATE ACCOUNTS AND THEIR INVESTMENT OPTIONS

Under Connecticut law, The Travelers Insurance Company and The Travelers Life and Annuity Company each sponsor separate accounts. Separate accounts are primarily designed to keep policy assets separate from other company assets. Premium payments that you invest in the Investment Options are deposited in the applicable Separate account. The income, gains, and losses are credited to, or charged against each separate account without regard to the income, gains or losses from any other Investment Option or from any other business of the Companies.

The Travelers Insurance Company sponsors The Travelers Fund UL Separate Account for Variable Life Insurance (Fund UL), while The Travelers Life and Annuity Company sponsors The Travelers Fund UL II Separate Account for Variable Life Insurance (Fund UL II). Fund UL was established on November 10, 1983 and Fund UL II was established on October 17, 1995. Both separate accounts were established under the laws of Connecticut and both are registered with the Securities and Exchange Commission ("SEC") as unit investment trusts under the Investment Company Act of 1940 and qualify as "separate accounts."

The separate accounts are divided into the various Investment Options to which you allocate your Premium Payments. Each Investment Option uses its assets to purchase shares of a corresponding Fund of the same name. The separate accounts purchase shares of the Funds at net asset value (i.e., without a sales charge) and receive all dividends and capital gains distributions from each Fund, and reinvest in additional shares of that Fund. Finally, the assets of the separate accounts may not be used to pay any liabilities of the insurance companies other than those arising from the Policies, and the insurance companies are obligated to pay all amounts promised to Policy Owners under the Policies.

                                    THE FUNDS

The Funds offered through this Policy are listed below. Some Funds may not be available in certain states. Each Fund is registered under the Investment Company Act of 1940 as an open-end, management investment company. These Funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Fund, and Policy Owners should not compare the two.

The Funds offered through this product are selected by the Company based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure and brand recognition, performance and the capability and qualification of each sponsoring investment firm. Another factor the Company considers during the initial selection process is whether the Fund or an affiliate of the Fund will compensate the Company for providing administrative, marketing and support services that would otherwise be provided by the Fund, the Fund's Investment Adviser or its distributor.

Each Fund is reviewed periodically after having been selected. Upon review, the Company may remove a Fund or restrict allocation of additional Premium to a Fund if the Company determines the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant contract owner assets.

In addition, if any of the Funds become unavailable, or if we believe that further investment in a Fund is inappropriate for the purposes of the Contract, we may substitute another Investment Option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new Investment Options available.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. As described above, the Company and TDLLC have arrangements with the investment adviser, subadviser, distributor, and/or affiliated companies of most of the Funds under which the Company and TDLLC receive payments in connection with our provision of administrative, marketing or other support services to the Funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and TDLLC incur in promoting, issuing, distributing and administering the Policies. The Company and its affiliates may profit from these fees.

The payments are generally based on a percentage of the average assets of each Fund allocated to the Investment Options under the Policy or other contracts offered by the Company. The amount of the fee that a Fund and its affiliates pay the Company and/or the Company's affiliates is negotiated and varies with each Fund. Aggregate fees relating to the different Funds may be as much as 0.65% of the average net assets of a Fund attributable to the relevant policies. A portion of these payments may come from revenue derived from the Distribution and/or Service Fees (12b-1 fees) that are deducted from a Fund's assets as part of its Total Annual Operating Expenses.

Each Fund has different investment objectives and risks. The Fund prospectuses contain more detailed information on each Fund's investment strategy, investment advisers and its fees. YOU MAY OBTAIN A FUND PROSPECTUS BY CALLING 1-800-334-4298 OR THROUGH YOUR INSURANCE AGENT. We do not guarantee the investment results of the Funds.

                                                        INVESTMENT                                INVESTMENT
                FUNDS                                    OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------  -----------------------------------------    -----------------------------------
Capital Appreciation Fund                Seeks growth of capital. The Fund            Travelers Asset Management
                                         normally invests in equity securities of     International Company LLC ("TAMIC")
                                         issuers of any size and in any industry.     Subadviser: Janus Capital Corp.

Dreyfus Stock Index Fund -- Initial      Seeks to match the total return of the       The Dreyfus Corporation
Shares                                   S&P 500 Index. The Fund normally invests     Subadviser: Mellon Equity
                                         in all 500 stocks in the S&P 500 in          Associates
                                         proportion to their weighting in the
                                         index.

Managed Assets Trust                     Seeks high total return. The Fund            TAMIC
                                         normally invests in equities,                Subadviser: Travelers Investment
                                         convertible and fixed-income securities.     Management Company ("TIMCO")
                                         The Fund's policy is to allocate
                                         investments among asset classes.

Money Market Portfolio                   Seeks high current return with               TAMIC
                                         preservation of capital and liquidity.
                                         The Fund normally invests in
                                         high-quality short term money market
                                         instruments.

                                                        INVESTMENT                                INVESTMENT
                FUNDS                                    OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------  -----------------------------------------    -----------------------------------
CITISTREET FUNDS, INC.
   CitiStreet Diversified Bond Fund --   Seeks maximum long-term total return.        CitiStreet Funds Management LLC
     Class I+                            The Fund primarily invests in fixed          ("CitiStreet")
                                         income securities.                           Subadviser: Western
                                                                                      AssetManagement Company; Salomon
                                                                                      Brothers Asset Management
                                                                                      ("SBAM"); and SSgA Funds
                                                                                      Management ("SSgA")

   CitiStreet International Stock        Seeks maximum long-term total return.        CitiStreet
     Fund -- Class I+                    The Fund primarily invests in the common     Subadviser: Alliance Capital
                                         stocks of established non-U.S. companies.    Management L.P.; Oechsle
                                                                                      International Advisors LLC; and
                                                                                      SSgA

   CitiStreet Large Company Stock        Seeks maximum long-term total return.        CitiStreet
     Fund -- Class I+                    The Fund primarily invests in the common     Subadviser: Wellington Management
                                         stocks of well established companies.        Company; Smith Barney Fund
                                                                                      Management LLC, and SSgA

   CitiStreet Small Company Stock        Seeks maximum long-term total return.        CitiStreet
     Fund -- Class I+                    The Fund primarily invests in the common     Subadviser: TCW Investment
                                         stocks of small companies.                   Management; Babson Capital
                                                                                      Management LLC; and SSgA
FRANKLIN TEMPLETON VARIABLE INSURANCE
   PRODUCTS TRUST
   Templeton Global Asset Allocation     Seeks high total return. The Fund            Templeton Investment Counsel, LLC
     Fund -- Class 1 Shares              normally invests in equity securities of
                                         companies in any country, debt
                                         securities of companies and governments
                                         of any country, and in money market
                                         instruments. The Fund invests
                                         substantially to primarily in equity
                                         securities.

   Templeton Global Income Securities    Seeks high current income, consistent        Franklin Advisers, Inc.
     Fund -- Class 1 Shares              with preservation of capital. Capital
                                         appreciation is a secondary
                                         consideration. The Fund normally invests
                                         mainly in debt securities of governments
                                         and their political subdivisions and
                                         agencies, supranational organizations,
                                         and companies located anywhere in the
                                         world, including emerging markets.

   Templeton Growth Securities Fund --   Seeks long-term capital growth. The Fund     Templeton Global Advisors Limited
     Class 1 Shares                      normally invests in equity securities of
                                         companies located anywhere in the world,
                                         including the U.S. and emerging markets.
GREENWICH STREET SERIES FUND
   Equity Index Portfolio -- Class I     Seeks investment results that, before        TIMCO
     Shares                              expenses, correspond to the price and
                                         yield performance of the S&P 500 Index.
                                         The Fund normally invests in equity
                                         securities, or other investments with
                                         similar economic characteristics that
                                         are included in the S&P 500 Index.

   Fundamental Value Portfolio           Seeks long-term capital growth. Current      Smith Barney Fund Management LLC
                                         income is a secondary consideration. The     ("SBFM")
                                         Fund normally invests in common stocks,
                                         and common stock equivalents of
                                         companies, the manager believes are
                                         undervalued.
JANUS ASPEN SERIES
   Global Technology Portfolio --        Seeks long-term growth of capital. The       Janus Capital Management LLC
     Service Shares                      Fund normally invests in securities of       ("Janus Capital")
                                         companies that are expected to benefit
                                         from advances or improvements in
                                         technology.

   Mid Cap Growth Portfolio -- Service   Seeks capital growth. The Fund normally      Janus Capital
     Shares                              invests in equity securities of
                                         mid-sized companies.

   Worldwide Growth Portfolio --         Seeks growth of capital in a manner          Janus Capital
     Service Shares                      consistent with the preservation of
                                         capital. The Fund normally invests in
                                         the common stocks of companies of any
                                         size throughout the world.

                                                        INVESTMENT                                INVESTMENT
                FUNDS                                    OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------  -----------------------------------------    -----------------------------------
PIMCO VARIABLE INSURANCE TRUST
   Real Return Portfolio --              Seeks maximum real return, consistent        Pacific Investment Management
     Administrative Class                with preservation of real capital and        Company LLC
                                         prudent investment management.
SCUDDER INVESTMENT VIT FUNDS
   EAFE(R) Equity Index Fund -- Class A  Seeks to replicate, before expenses, the     Deutsche Asset Management, Inc
     Shares                              performance of the Morgan Stanley            ("Deutsche")
                                         Capital International EAFE Index, which      Subadviser: Northern Trust
                                         emphasizes stocks of companies in            Investments, Inc.
                                         Europe, Australia and the Far East. The
                                         Fund normally invests in stocks and
                                         related securities that are
                                         representative of the EAFE Index as a
                                         whole.

   Small Cap Index Fund -- Class A       Seeks to replicate, before expenses, the     Deutsche
     Shares                              performance of the Russell 2000 Small        Subadviser: Northern Trust
                                         Stock Index, which emphasizes stocks of      Investments, Inc.
                                         small U.S. companies. The Fund normally
                                         invests in stocks and other securities
                                         that are representative of the Russell
                                         2000 Index as a whole.
THE TRAVELERS SERIES TRUST
   Large Cap Portfolio                   Seeks long term growth of capital. The       TAMIC
                                         Fund normally invests in the securities      Subadviser: Fidelity Management &
                                         of companies with large market               Research Company ("FMR")
                                         capitalizations.

   Managed Allocation Series:            Seeks long-term growth of capital. The       TAMIC
     Aggressive Portfolio                Fund normally invests in other               Subadviser: Deutsche Investment
                                         investment companies ("Underlying            Management Americas Inc. ("DIMA")
                                         Funds") that invest primarily in equity
                                         securities.

   Managed Allocation Series:            Seeks a high level of current income         TAMIC
     Conservative Portfolio              with some consideration given to growth      Subadviser: DIMA
                                         of capital. The Fund normally invests in
                                         other investment companies ("Underlying
                                         Funds") that invest in both equity and
                                         debt securities.

   Managed Allocation Series:            Seeks long-term growth of capital. The       TAMIC
     Moderate-Aggressive Portfolio       Fund normally invests in other               Subadviser: DIMA
                                         investment companies ("Underlying
                                         Funds") that invest in both equity and
                                         debt securities.

   Managed Allocation Series:            Seeks a balance between a high level of      TAMIC
     Moderate-Conservative Portfolio     current income and growth of capital,        Subadviser: DIMA
                                         with a greater emphasis on income. The
                                         Fund normally invests in other
                                         investment companies ("Underlying
                                         Funds") that invest in both equity and
                                         debt securities.

   Pioneer Fund Portfolio                Seeks reasonable income and capital          TAMIC
                                         growth. The Fund invests in equity           Subadviser: Pioneer Investment
                                         securities, primarily of U.S. issuers.       Management, Inc.

   Style Focus Series: Small Cap         Seeks capital appreciation. The Fund         TAMIC
     Growth Portfolio                    normally invests in common stocks and        Subadviser: TIMCO and Janus Capital
                                         other equity securities of small U.S.
                                         companies.

   U.S. Government Securities            Seeks current income, total return and       TAMIC
     Portfolio                           high credit quality. The Fund normally
                                         invests in securities issued or
                                         guaranteed by the U.S. Government, its
                                         agencies or instrumentalities.

   Zero Coupon Bond Fund Portfolio       Seeks high consistent total return with      TAMIC
     Series 2005                         preservation of capital. The Fund
                                         normally invests in zero coupon
                                         securities.
TRAVELERS SERIES FUND INC.
   AIM Capital Appreciation Portfolio    Seeks capital appreciation. The Fund         Travelers Investment Adviser Inc.
                                         normally invests in common stocks of         ("TIA")
                                         companies that are likely to benefit         Subadviser:  AIM Capital
                                         from new products, services or processes     Management Inc.
                                         or have experienced above-average
                                         earnings growth.

   MFS Total Return Portfolio            Seeks above average income consistent        TIA
                                         with the prudent employment of capital.      Subadviser: MFS
                                         Secondarily, seeks growth of capital and
                                         income. The Fund normally invests in a
                                         broad range of equity and fixed-income
                                         securities of both U.S. and foreign
                                         issuers.

                                                        INVESTMENT                                INVESTMENT
                FUNDS                                    OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------  -----------------------------------------    -----------------------------------
   Pioneer Strategic Income Portfolio    Seeks high current income. The Fund          TIA
                                         normally invests in debt securities and      Subadviser: Pioneer Investment
                                         has the flexibility to invest in a broad     Management, Inc.
                                         range of issuers and segments of the
                                         debt securities market.

   Smith Barney High Income Portfolio    Seeks high current income. Secondarily,      SBFM
                                         seeks capital appreciation. The Fund
                                         normally invests in high yield corporate
                                         debt and preferred stock of U.S. and
                                         foreign issuers.

   Smith Barney Large Cap Value          Seeks long-term growth of capital with       SBFM
     Portfolio+                          current income is a secondary objective.
                                         The Fund normally invests in equities,
                                         or similar securities, of companies with
                                         large market capitalizations.

   Smith Barney Large Capitalization     Seeks long term growth of capital. The       SBFM
     Growth Portfolio                    Fund normally invests in equities, or
                                         similar securities, of companies with
                                         large market capitalizations.

   Strategic Equity Portfolio            Seeks capital appreciation. The Fund         TIA
                                         normally invests in U.S. and foreign         Subadviser: FMR
                                         equity securities.
VANGUARD VARIABLE INSURANCE FUND
   Mid-Cap Index Portfolio               The fund seeks investment results that       The Vanguard Group
                                         parallel the performance of the
                                         unmanaged MSCI US Mid-Cap 450 Index.

   Total Stock Market Index Portfolio    The fund seeks investment results that       The Vanguard Group
                                         parallel the performance of the
                                         unmanaged Dow Jones Wilshire 5000 Index.
VARIABLE INSURANCE PRODUCTS FUND
   Asset Manager SM Portfolio --         Seeks high total return with reduced         FMR
     Initial Class                       risk over the long-term. The Fund
                                         normally invests by allocating assets
                                         among stocks, bonds and short-term
                                         instruments.

   Equity-Income Portfolio -- Initial    Seeks reasonable income by investing         FMR
     Class                               primarily in income producing equity
                                         securities. In choosing these
                                         securities, the fund will also consider
                                         the potential for capital appreciation.
                                         The fund's goal is to achieve a yield
                                         which exceeds the composite yield on the
                                         securities compromising the S&P 500.

   Growth Portfolio -- Initial Class     Seeks to achieve capital appreciation by     FMR
                                         investing in common stocks Fidelity
                                         Management & Research Co. believes have
                                         above average growth potential.

   High Income Portfolio -- Initial      Seeks a high level of current income         FMR
     Class                               while also considering growth of capital.

----------
+     Closed to new investors.

                                  VOTING RIGHTS

The Company is the legal owner of Fund shares. However, we believe that when a Fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain instructions on how to vote Fund shares from Policy Owners who have chosen the corresponding Investment Option. Accordingly, we will send you proxy materials and voting instructions. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Policy Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right. In certain limited circumstances and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual or semi-annual report to Policy Owners.

                              CONFLICTS OF INTEREST

The Funds may also be available to separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to qualified plans. Due to differences in redemption rates, tax treatment or other considerations, the interest of various shareholders participating in a Fund could conflict. Each will be monitored for the existence of any material conflicts by its Board of Directors to determine what action, if any, should be taken. The prospectuses for the Funds have more details.

                          POLICY CHARGES AND DEDUCTIONS

We deduct the charges described below. The charges are for services and benefits we provide, costs and expenses we incur, and risks we assume under the Policies. The amount of a charge may not exactly correspond to the costs associated with providing the services or benefits indicated by the designated charge. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expense charges.

The SERVICES AND BENEFITS we provide include:

      o the ability for you to make withdrawals and surrenders under the Policies;

      o     the ability for you to obtain a loan under the Policies;

      o     the Death Benefit paid on the death of the Insured;

      o making available a variety of Investment Options and related programs (including dollar-cost averaging and portfolio rebalancing);

      o administration of the various elective options available under the Policies; and

      o     the distribution of various reports to Policy Owners.

The COSTS AND EXPENSE we incur include:

      o expenses associated with underwriting applications, increases in the Stated Amount, and Riders;

      o losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Policies;

      o sales and marketing expenses including commission payments to your sales agent; and

      o     other costs of doing business.

RISKS we assume include:

      o that the Insured may live for a shorter period of time than estimated resulting in the payment of greater Death Benefits than expected; and

      o that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

                             CHARGES AGAINST PREMIUM

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (NET PREMIUM PAYMENT) among the Investment Options.

      o FRONT-END SALES EXPENSE CHARGE: We deduct a front-end sales charge of 2.50% of each Premium Payment for Stated Amounts less than $500,000, 2% of each Premium Payment for Stated Amounts from $500,000 to $999,999 and 0% for Stated Amounts greater than $1,000,000. This charge helps us defray our costs for sales and marketing expenses, including commission payments to your sales agent.

      o PREMIUM TAX CHARGE: We deduct a charge of 2.5% OF EACH PREMIUM PAYMENT for state premium taxes that we currently expect to pay. These taxes vary from state to state and currently range from 0.75% to 3.50%. Because there is a range of premium taxes, a Policy Owner may pay a premium charge that is higher or lower than the premium tax actually assessed or not assessed against the Company in his or her jurisdiction.

                           CHARGES AGAINST CASH VALUE

MONTHLY DEDUCTION AMOUNT: Several charges are combined in the Monthly Deduction Amount, which we deduct pro rata from each of the Investment Option's values attributable to the Policy (unless you select the ALLOCATED CHARGES OPTION -- see below.) We deduct the amount on the first day of each Policy Month (the DEDUCTION DATE). The dollar amount of the Monthly Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of (1) the Cost of Insurance Charge, (2) the Policy Administrative Expense Charge and (3) charges for any Riders. These are described below.

      o COST OF INSURANCE CHARGE: The cost of insurance charge is the primary charge under your Policy for the Death Benefit we provide you. Like other policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses. The amount of the cost of insurance charge depends on: (1) the Net Amount At Risk and (2) the cost of insurance rate. Generally, the cost of insurance rate increases each year.

      o There are maximum or GUARANTEED COST OF INSURANCE RATES associated with your Policy that are shown on the Policy Summary page of your Policy. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissions Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the age, gender and risk class of the Insured.

      o The CURRENT COST OF INSURANCE RATES are based on the age, risk class and gender (unless unisex rates are required) of the Insured. The current rates are lower than the guaranteed rates and they will never exceed the guaranteed rates in the future. We will base any future changes in these rates only on our future expectations as to mortality, expenses and persistency. Nothing in the Policy will be affected by our actual mortality and expenses experienced under Policies issued. We will determine the current rates for the Initial Stated Amount and for each increase to the Stated Amount at the start of each Policy Year and will guarantee them for that Policy Year. Any change that we make in the current rates will be on a uniform basis for insureds of the same age, sex, duration and rate class.

      o POLICY ADMINISTRATIVE EXPENSE CHARGE: This per thousand charge applies for the first three (3) Policy Years and also applies to increases in the Stated Amount (excluding increases due to the Cost of Living Adjustment Rider and increases in Stated Amounts due to Death Benefit option changes). The amount varies by issue age and will be stated in the Policy. For Policies issued between July 12, 1995 and May 1, 1998 (or sold after May 1, 1998 in the states where the new policy had not yet been approved) the charge is 0.10% of assets in the Investment Options for Policy Years 1 -- 15 and 0.00% thereafter.

      o CHARGES FOR RIDERS: The Company will include a supplemental benefits charge in the Monthly Deduction Amount if you have elected any Riders for which there is a charge. The amount of this charge will vary depending upon the actual Rider selected.

ALLOCATED CHARGES OPTION (ACO): You may elect in writing to have us deduct the Monthly Deduction Amount from specified Funds rather than from all Funds on a pro rata basis. You may select a maximum of five Funds to deduct the Monthly Deduction Amount from you and you must designate the applicable amount from each specified fund in a whole percentage. In any given month if the value of any specified Fund is insufficient to support its share of the Monthly Deduction Amount, the Monthly Deduction Amount will be taken pro rata from all Funds.

To elect ACO, you must complete our ACO election form and send it to us. We may modify, suspend or terminate ACO at anytime without prior notification.

SURRENDER CHARGES: There are two types of surrender charges that can apply under the Policy: A PERCENT OF PREMIUM CHARGE AND A PER THOUSAND OF STATED AMOUNT CHARGE equal to a specified amount for each $1,000 of Stated Amount. These surrender charges apply during the first ten Policy Years (or the first ten years following an increase in Stated Amount other than an increase for a Cost of Living Adjustment or a change in Death Benefit option). Both charges apply upon a full surrender of the Policy. Only the Percent of Premium Charge applies upon a partial surrender.

PERCENT OF PREMIUM CHARGE. A Percent of Premium surrender charge will be assessed upon a full or partial surrender of the Policy during the first ten Policy Years (and during the first ten years following an increase in Stated Amount). The charge will be the smallest of:

      (a)   6% of the amount of Cash Value being surrendered; or

      (b) 6% of the amount of premiums actually paid within the five years preceding the surrender; or

      (c) 9% of the total Annual Minimum Premiums for each full or partial Policy Year during the five years preceding the surrender, whether paid or not. (See Appendix A, "Annual Minimum Premiums.")

For example, for a 45-year old male with a Stated Amount of $150,000 who pays a premium of $1,969 per year for five years (a total of $9,845), and then fully surrenders the Policy with a Cash Value of $7,485 (assuming a 6% rate of return), the Percent of Premium surrender charge would be $449, because (a) is $449 (6% of $7,485); (b) is $591 (6% of the $9,845 in premiums paid); and (c) is approximately $682 (9% of the annual minimum premium for five years). The smallest, $449, is the applicable charge.

PER THOUSAND OF STATED AMOUNT CHARGE. A Per Thousand of Stated Amount surrender charge is imposed on full surrenders, but not on partial surrenders, and applies only during the first ten Policy Years or the ten years following an increase in Stated Amount (other than an increase for a Cost of Living Adjustment or a change in Death Benefit Option). The charge is equal to a specified dollar amount for each $1,000 of Stated Amount to which it applies, and will apply only to that portion of the Stated Amount (except for increases excluded above) which has been in effect for less than ten years.

The Per Thousand of Stated Amount Charge varies by original issue age, and increases with the issue age of the Insured. For Stated Amounts of $499,999 or less, this charge varies in the first year from $2.04 per $1,000 of Stated Amount for issue ages of 4 years or less, to $25.40 per $1,000 of Stated Amount for issue ages of 65 years or higher. The charge is lower for Stated Amounts over $499,999, and even lower for Stated Amounts over $999,999.

Additionally, the charge decreases by 10% each year over the ten-year period. For example, for a 45-year old with a Stated Amount of $150,000, the charge in the first year is $7.18 for each $1,000 of Stated Amount, or $1,077. The charge decreases 10%, or approximately $0.72, each year, so in the fifth year, it is $4.31 for each $1,000 of Stated Amount, or $646.50; in the tenth year, it is $0.72 for each $1,000, or $108.

This charge is designed to compensate the Company for administrative expenses not covered by other administrative charges. This charge may be reduced or eliminated when sales are made under certain arrangements. (See "Reduction or Elimination of Sales Charges and Administrative Charges" below.) The Per Thousand of Stated Amount surrender charges are set forth in Appendix C.

                      CHARGES AGAINST THE SEPARATE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE: We deduct a daily charge for mortality and expense risks against the assets in the Investment Options. This charge is at an annual rate of 0.80% for the first fifteen (15) Policy Years, and 0.25% thereafter. For policies issued after July 12, 1995 and prior to May 1, 1998, this charge is at an annual rate of 0.80% of the assets in the Investment Options for the first fifteen (15) Policy Years, and 0.45% thereafter. This charge compensates us for various risks assumed, benefits provided and expenses incurred, including payment of commissions to your sales agent. For policies issued prior to July 12, 1995, the charge is at an annual rate of 0.60% of the assets in the Investment Options all years.

                                  FUND CHARGES

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the separate account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the Funds. See the "Fee Tables" section in this prospectus and the Fund company prospectuses for information on the Fund charges.

                 MODIFICATION, RESERVED RIGHTS AND OTHER CHARGES

We may offer the Policy in arrangements where an employer or trustee will own a group of policies on the lives of certain employees, or in other situations where groups of policies will be purchased at one time. We may reduce or eliminate the mortality and expense risk charge, sales or surrender charges and administrative charges in such arrangements to reflect the reduced sales expenses, administrative costs and/or mortality and expense risks expected as a result of sales to a particular group.

We will not reduce or eliminate the withdrawal charge, mortality and expense risk charge or the administrative charge if the reduction or elimination will be unfairly discriminatory to any person.

We reserve the right to charge for transfers, illustrative reports and to charge the assets of each Investment Option for a reserve of any income taxes payable by the Company on the assets attributable to that Investment Option.

We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We pay commissions to the broker-dealers for selling the Policies. You do not directly pay these commissions. We intend to recover commissions, marketing, administrative and other expenses and cost of Policy benefits through the fees and charges imposed under the Policies. See "Distribution."

                               POLICY DESCRIPTION

Travelers MarketLife is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with death benefits, cash values and other features traditionally associated with life insurance. The Policy is a security because the Cash Value and, under certain circumstances, the Amount Insured and Death Benefit may increase or decrease to reflect the performance of the Funds that you direct your Net Premium Payments to. The Policy is non-participating, which means the Company will not pay dividends on the Policy.

                              APPLYING FOR A POLICY

To purchase a Policy, an APPLICATION on the Insured must be submitted to us with information that includes:

      o     Requested Stated Amount (minimum of $50,000);

      o     Death Benefit Option;

      o     Beneficiary;

      o     Investment Option selections; and

      o     Rider selections.

Policies generally will be issued only on the life of an Insured between the ages of 0 and 85. We will then follow certain underwriting procedures designed to determine the insurability of the proposed Insured and may require medical examinations and additional information about the proposed Insured before the application is approved. A Policy will be issued only after the underwriting process is completed to our satisfaction (ISSUE DATE). The POLICY DATE is the date we use to determine all future transactions on the Policy (e.g., deduction dates, policy years). If you pay your initial premium with your application, we will deposit that premium in a non-interest bearing account during the underwriting period.

We reserve the right to reject an application for any reason subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or cancelled, the full amount paid with the application will be refunded. We may apply increased charges for the underwriting classification of a proposed Insured.

While your application for the Policy is in underwriting, we may offer you TEMPORARY LIFE INSURANCE. To obtain the temporary insurance, you must complete the Policy Application, including the Temporary Insurance Agreement sections and you must make an advance payment. Please see "Terms and Conditions" in the Temporary Insurance Agreement for details on coverage dates and amounts.

                              WHEN COVERAGE BEGINS

Except as stated in the Temporary Insurance Agreement, no insurance will take effect prior to the later of the Issue Date or the Policy Date shown on the Policy Summary. Insurance issued will take effect on the later of the Issue Date of the Policy Date shown on the Policy Summary if, on the later of the Policy Date or the Issue Date, the health and other conditions relating to insurability remain complete and true as described in the application.

You may request a Policy Date of up to six months prior to the Issue Date for the purpose of preserving a younger Age, or other reasons, subject to our administrative procedures and state laws (a "back-dated policy"). In many, but not all cases, a younger Age will result in a smaller planned premium and lower cost of insurance charges. However, we will deduct the Monthly Deduction Amount under the Policy beginning on the Policy Date even though insurance coverage will not be effective until the Issue Date of the Policy.

                       RIGHT TO CANCEL (FREE LOOK PERIOD)

The law of the state in which your Policy is issued or delivered provides you a Right to Cancel or "free-look" period. The period varies by state but is never less than ten days from the day you receive your Policy. The Right to Cancel period for your Policy will be on the cover of your Policy.

After underwriting is complete and the Right to Cancel period begins, we will apply your Net Premium to the money market Investment Option under the Policy. At the end of the Right to Cancel period, we will apply your Premium to the Investment Options as you indicate on your application (premium allocation instructions).

To cancel a Policy during the Right to Cancel period, you must send a request in Writing along with your Policy to us within the applicable timeframe as set forth in your Policy, and we will make the refund within seven (7) days after we receive your request and returned Policy. We will refund to you any Premiums paid minus any Outstanding Loans.

                        TAX FREE 'SECTION 1035' EXCHANGES

You can generally exchange one life insurance policy for another in a 'tax-free exchange' under Section 1035 of the Internal Revenue Code (the "IRC"). Before making an exchange of one insurance contract for another, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. There will be a new surrender charge period for this Policy and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income tax on the gain and potentially an early withdrawal or other penalty on the exchange. You should not exchange an existing life insurance policy for this one unless you determine, after knowing all the facts and after consulting with a tax advisor, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

                             OWNERSHIP/POLICY RIGHTS

The POLICY OWNER is the person who has the right to exercise all of the rights and options under the Policy, and to make changes to the Policy while the Insured is alive. Usually, the person who is buying the Policy is also the Policy Owner. However, in some instances, the Policy Owner can be an entity such as a trust or someone other than the person who is buying the Policy. In either situation, the Policy Owner may exercise certain rights that are described below. Some changes to the Policy require additional underwriting approval.

      o     Assigning the Policy

            The Policy Owner may assign the Policy as collateral for a loan or other obligation. We are not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment. Assigning the Policy may have tax consequences. See "Tax Treatment of Policy Benefits." You should consult a tax adviser before assigning the Policy.

      o     Receiving the MATURITY BENEFIT

            If the Insured is living on the Maturity Date, we will pay you the Cash Value of the Policy as of the Maturity Date, less any:

            1.    Outstanding loan;

            2.    Monthly Deduction Amount due but not paid; and

            3. Amount payable to an assignee under a collateral assignment of the Policy.

            Upon maturity, insurance ends and we have no further obligation under the Policy.

      o     Changing or revoking a Beneficiary

            The BENEFICIARY is named in the Policy application and is the person who receives the Death Benefit when the Insured dies. More than one Beneficiary may be named and you may make your Beneficiary designation irrevocable. When the Insured dies, if no Beneficiary is alive, the Death Benefit will be paid to you, if you are alive, otherwise to your estate.

            Unless you irrevocably named the Beneficiary, you may name a new Beneficiary while the Insured is living and while your Policy is in force by writing us at our Home Office. Subject to our receipt of the change, any change in beneficiary will be effective on the date you sign the notice of change regardless of whether the Insured has died at the time we receive the notice; however, we will have no further responsibility if we made any payment before we receive the notice of change.

      o     Decreases in the Stated Amount of Insurance

            You may request a decrease in the Stated Amount after the second Policy Year, provided that the Stated Amount after any decrease is not less than the minimum amount of $50,000. For purposes of determining the Cost of Insurance charge, a decrease will reduce the Stated Amount in the following order:

            1.    against the most recent increase in the Stated Amount;

            2. to other increases in the reverse order in which they occurred; and

            3.    to the initial Stated Amount.

            A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is included in your gross income.

      o     Changing the Death Benefit Option

            You may change the Death Benefit Option from Option 1 (the Level Option) to Option 2 (the Variable Option). This change does not require additional underwriting approval.

            You may also request a change from Option 2 to Option 1, which requires additional underwriting approval.

            Changing the Death Benefit Option may have tax consequences. You should consult a tax adviser before changing the Death Benefit Option. Please see "Death Benefit."

      o Increases in the Stated Amount (requires additional underwriting approval)

            You may request an increase to the Stated Amount after the first Policy Year and prior to the Policy Anniversary on which the Insured is age 76. We will require you to submit a new application and evidence of insurability. We will not allow a requested increase to the Stated Amount for less than the Minimum Increase Amount shown on your Policy Summary page. The increase will be effective on the date shown on the supplemental Policy Summary that we will send you. There is an additional Policy Administrative Charge and a Per Thousand of Stated Amount Surrender Charge associated with a requested increase in Stated Amount. We will require you to submit a new application and evidence of insurability for any requested increase in the Stated Amount. We require evidence of insurability because we issue an additional "insurance segment" associated with the increase. Each insurance segment will have its own issue age, risk class and in certain instances, charges. In this case, we will attribute your Cash Value to each insurance segment in the order they were added to the Policy to compute our insurance risk and to calculate the Cost of Insurance Charge.

If you surrender your Policy after an increase in Stated Amount has become effective we will calculate the surrender charge by calculating the two parts of the surrender penalty. Part 1 is equal to the smallest of the following (1) 6% of the amount of cash value being surrendered; (2) 6% of the amount of premium actually paid within 5 years preceeding the surrender; or (3) 9% of the minimum premium (defined in Appendix B) for each full or partial contract year, up to a maximum of 5 years that precedes the surrender. Part 2 is equal to the total of the per thousand surrender penalty for each insurance segment. The total surrender penalty is the total of Part 1 and Part 2.

Written requests for changes should be sent to Travelers Life & Annuity, Policyholder Services, P.O. Box 990019, Hartford, CT 06199-0100. You can contact us by calling (800) 334-4298. Some of these changes may have tax consequences. You should consult a tax adviser before requesting any of these changes.

                                    PREMIUMS

               AMOUNT, FREQUENCY AND DURATION OF PREMIUM PAYMENTS

The Policy allows you to choose the amount and frequency (e.g., monthly, semi-annually, annually) of your Premium Payments within certain guidelines (Planned Premium). The amount of your Premium Payment will vary based on factors including, the age, sex and rating classification of the Insured. The minimum initial premium we will accept is the amount necessary to pay the Monthly Deduction Amount due (unless you elect the Lapse Protection Guarantee Rider). If you elect the Lapse Protection Guarantee Rider at issue, there will be a minimum cumulative premium requirement in order to keep the Rider in effect. If you do not meet the minimum cumulative premium requirement on a monthly basis the Rider will lapse. See the Lapse and Reinstatement for more information on this Rider.

Prior to the Maturity Date, you may request a change in the amount and frequency of your planned Premium Payments and also make unscheduled Premium Payments as long as receipt of such payments or change would not disqualify the Policy as life insurance under applicable federal tax laws. We reserve the right to require evidence of insurability before we accept any additional Premium Payment that would increase insurance coverage.

You may make Premium Payments by:

      o mailing a check, payable to: Travelers Life & Annuity, One Cityplace, 3CP, Hartford, CT 06103-3415.

      o or by direct checking account deductions (you must complete a pre-authorization collection form).

If you do not make your Planned Premium Payment on schedule, your policy may lapse. In addition, even if you make your Planned Premiums on schedule, your Policy may lapse if the Cash Surrender Value of the Policy is insufficient to cover the Monthly Deduction Amount. In either of these cases, before your Policy lapses your Policy will be in default and a GRACE PERIOD will begin. Thirty days after the default happens we will send you a lapse notice stating the amount due to keep the Policy in effect and the date by which you must pay it. Generally, the amount due will be any Monthly Deduction Amounts past due plus the next Monthly Deduction Amount. If the Insured dies during the Grace Period before you have paid the required premium, we will still pay the Death Benefit under the Policy although we will reduce the Death Benefit proceeds by any Monthly Deduction Amount due and the amount of any outstanding loans.

                         ALLOCATION OF PREMIUM PAYMENTS

During the underwriting period, any Premium we receive will be placed in a non-interest bearing account. After underwriting is complete and the Right to Cancel period begins, we will apply your Net Premium to the money market Investment Option in your Policy. At the end of the Right to Cancel period, we will apply your Premium to the Investment Options as you indicate on your application (premium allocation instructions).

You may change your premium allocation instructions upon written request to us (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future premiums will be allocated in accordance with the new allocation, unless we receive contrary written instructions.

Unless underwriting is required, we will process a Premium Payment or other transaction as of the next computed Accumulation Unit Value of an Investment Option following our receipt of the Premium Payment or other transaction request in good order.

                            VALUES UNDER YOUR POLICY

                                   CASH VALUE

Each Policy has a CASH VALUE that is used as the basis for determining Policy benefits and charges. On each business day your Policy has a Cash Value which we use to determine how much money is available to you for loans, surrenders and in some cases the Death Benefit.

A Policy's Cash Value is the sum of the values held in the INVESTMENT OPTIONS and the LOAN ACCOUNT. A Policy's Cash Value will change daily, has no guaranteed minimum value and may be more or less than Premiums paid. We calculate the Policy's Cash Value each day the New York Stock Exchange is open for trading (A VALUATION DATE). The period between successive Valuation Dates is called a VALUATION PERIOD.

The Cash Value will increase or decrease depending on the investment performance of the Investment Options, the Premium Payments you make, the fees and charges we deduct and any Policy transactions (loans, withdrawals, surrenders) you make.

                           INVESTMENT OPTION VALUATION

The value of each Investment Option is measured in ACCUMULATION UNITS. We value each Investment Option on each Valuation Date. Every time you allocate or transfer money to or from an Investment Option we convert that dollar amount into units. The value of an Accumulation Unit for each Investment Option is initially set at $1.00 and may vary among Investment Options and from one Valuation Period to the next. We determine each Investment Option's Accumulation Unit Value (AUV) on each Valuation Date by multiplying the value on the immediately preceding Valuation Date by the corresponding NET INVESTMENT FACTOR (see below) for the Valuation Period just ended. For example, to calculate Monday's Valuation Date price, we would multiply Friday's Accumulation Unit Value by Monday's Net Investment Factor.

The Net Investment Factor is simply an index we use to measure the investment performance of an Investment Option from one Valuation Period to the next. Each Investment Option has a Net Investment Factor for each Valuation Period that may be greater or less than one. Therefore, the value of an Accumulation Unit (and the value of the Investment Option) may increase or decrease.

We determine the NET INVESTMENT FACTOR for any Valuation Period using the
following equation:   a    - c
                    -----
                      b

A is:

      1. the net asset value per share of the Fund held in the Investment Option as of the Valuation Date; plus

      2. the per-share amount of any dividend or capital gain distribution on shares of the Fund held by the Investment Option if the ex-dividend date occurs in the Valuation Period just ended; plus or minus

      3. a per-share charge or credit, as we may determine on the Valuation Date for tax reserves; and

B is:

      1. the net asset value per share of the Fund held in the Investment Option as of the last prior Valuation Date; plus or minus

      2. the per-share or per-unit charge or credit for tax reserves as of the end of the last prior Valuation Date; and

C is the applicable Investment Option deduction for the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option's investment experience. The separate account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

Premium Payments will be credited to your Policy based on the Accumulation Unit Value next determined of the applicable Investment Option after we receive the Premium Payment in good order.

Transfers between Investment Options will result in the addition or reduction of Accumulation Units having a total value equal to the dollar amount being transferred to or from a particular Investment Option. The number of Accumulation Units will be determined by dividing the amount transferred by the Accumulation Unit Value of the Investment Options involved as of the next Valuation Date after we receive your request for transfer at our Home Office.

                             LOAN ACCOUNT VALUATION

When you borrow money from us using the Policy as collateral for the loan, we transfer the amount of the loan from the Investment Options to the Loan Account as collateral for that loan. The value in the Loan Account is charged a fixed rate of interest declared by us. For Policies issued after July 12, 1995, during the first thirteen (13) Policy Years the Loan Account will be charged an annual interest rate of 7.4% and 3.85% thereafter.

For Policies issued prior to July 12, 1995, during the first ten (10) Policy Years, the value in the Loan Account will be charged an annual interest rate of 7.4%. During Policy Years 11, 12 and 13, 25%, 50% and 75% of the outstanding loan, respectively, will be charged a reduced rate of 3.85% and thereafter, 100% of the Loan Account will be charged the reduced rate.

We charge this interest in advance at the beginning of each Policy Year. In addition, the value in the Loan Account will be credited, in arrears, with a fixed rate of interest declared by us that will be at least 4% annually.

When we determine a Policy's Cash Value, the value in the Loan Account (i.e., the amount (adjusted for any repayments or additional Policy loans) we transferred from the Investment Options to secure the loan) and the result of any interest charged or credited on such amount, is added together with the values in the Investment Options.

                                    TRANSFERS

                             TRANSFERS OF CASH VALUE

Generally, you may transfer Cash Value among the Investment Options. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

MARKET TIMING/EXCESSIVE TRADING

THE CONTRACT IS INTENDED FOR USE AS A LONG-TERM INVESTMENT VEHICLE AND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR EXCESSIVE TRADING OR MARKET TIMING IN AN ATTEMPT TO TAKE ADVANTAGE OF SHORT-TERM FLUCTUATIONS IN THE STOCK MARKET. EXCESSIVE TRADING IS DISRUPTIVE TO THE MANAGEMENT OF AN FUND AND INCREASES OVERALL COSTS TO ALL INVESTORS IN THE FUND. If, in our sole discretion, we determine you are engaging in excessive trading activity, trading activity that we believe is indicative of market timing, or any similar trading activity which will potentially hurt the rights or interests of other Contract Owners, we will exercise our contractual right to revise, suspend or eliminate transfer privileges, including limiting the acceptable mode of requesting transfers, and thereafter will only accept transfer requests via regular U.S. mail. We will reject transfer requests requested via facsimile, telephone or Internet. We will notify you if we choose to exercise our contractual right to restrict your acceptable mode of requesting transfers.

In determining whether we believe you are engaged in excessive trading or market timing activity, we will consider, among other things, the following factors:

            o     the dollar amount you request to transfer;

            o the number of transfers you made within the previous three months;

            o whether your transfers follow a pattern designed to take advantage of short term market fluctuations; and

            o whether your transfers are part of a group of transfers made by a third party on behalf of several individual Policy Owners.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program, or, if applicable, any asset allocation program described in this prospectus are not treated as a transfer when we evaluate trading patterns for market timing or excessive trading.

In addition to the above, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Policy Owners. We may, among other things:

            o reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or

            o reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

We will notify you in writing before we restrict your right to request transfers through such market timing firm or other third party.

The policy of the Company is to seek to apply its anti-market timing and excessive trading procedures uniformly. These procedures, however, will not prevent all excessive trading and market timing activity from occurring. For example:

      o Some of the Funds are available as investments for variable insurance contracts offered by other insurance companies. These other insurance companies may have different procedures to prevent excessive trading and market timing activity or may not have any such procedures because of contractual limitations.

      o The Company may issue Policies to qualified retirement plans that request financial transactions with the Company on an omnibus basis on behalf of all plan participants. These plans generally employ a record-keeper to maintain records of participant financial activity. Because the Company does not have the records to monitor the trading activity of the individual participants, the Company may not be able to identify plan participants who may be engaging in excessive trading or market timing activity and/or may not be able to apply its contractual trade restrictions to such participants.

      o There may be other circumstances where the Company does not identify trading activity as market timing or excessive trading or take action to restrict trading activity that does not qualify as excessive trading or market timing activity under our current anti-market timing procedures. For example, Contract Owners may engage in trading activity involving dollar amounts that are less than the threshold that we use for trade surveillance. Or, Contract Owners may request trades in a frequency or pattern that does not qualify as excessive trading or market timing activity under our current anti-market timing procedures.

Excessive trading and market timing activity increases the overall transaction costs of an Fund, which may serve to decrease the Fund's performance. Further, excessive trading and market timing activity may disrupt the management of a Fund because of the portfolio's advisor must react to frequent requests to purchase and redeem investments.

FUTURE MODIFICATIONS. We will continue to monitor the transfer activity occurring among the Investment Options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all Policy Owners. These modifications may include curtailing or eliminating, without notice, the ability to use the Internet, facsimile or telephone in making transfers.

                               TELEPHONE TRANSFERS

The Policy Owner may make a transfer request in writing by mailing the request to the Company at its Home Office, or by telephone (if an authorization form is on file) by calling 1-800-334-4298. The Company will take reasonable steps to ensure that telephone transfer requests are genuine. These steps may include seeking proper authorization and identification prior to processing telephone requests. Additionally, the Company will confirm telephone transfers. Any failure to take such measures may result in the Company's liability for any losses due to fraudulent telephone transfer requests.

                                  DEATH BENEFIT

If your Policy is in effect on the date of the Insured's death, we will pay your Beneficiary a Death Benefit. We may reduce the Death Benefit payable as discussed below under "Paying the Death Benefit and Payment Options." All or part of the Death Benefit may be paid in cash or applied to one or more of the PAYMENT OPTIONS described in the following pages.

You may select one of two Death Benefit Options when you purchase the Policy. The amount of the Death Benefit will depend on which Death Benefit Option you select. However, as long as the Policy remains in effect, the Company guarantees that the Death Benefit under either option will be at least the current Stated Amount of the Policy less any outstanding Policy loans and unpaid Monthly Deduction Amount.

OPTION 1 (THE LEVEL OPTION)

The Death Benefit will be equal to the Stated Amount of the Policy on the date of the Insured's death or, if greater, the Minimum Amount Insured as of the date of the Insured's death.

OPTION 2 (THE VARIABLE OPTION)

The Death Benefit will be equal to the Stated Amount of the Policy plus the Cash Value as of the date of the Insured's death or, if greater, the Minimum Amount Insured as of the date of the Insured's death.

In order to be treated as life insurance under federal tax law, the Policy's Death Benefit must meet or exceed the minimum requirements of either the Guideline Premium Test or the Cash Value Accumulation Test (the MINIMUM AMOUNT INSURED). These tests generally impact the Death Benefit when a Policy Owner has a relatively large Cash Value in relation to the Stated Amount. This Policy uses the GUIDELINE PREMIUM TEST.

Under the Guideline Premium Test, a Policy's Death Benefit will not be less than the Policy's Cash Value times the corridor factor under the Code. The corridor factors, which require that the Death Benefit be greater than the Policy's Cash Value by a percentage that decreases over time, are shown in your Policy. The following is a summary of the percentages. For attained ages not shown, the percentages decline pro rata each year.

                ATTAINED AGE
               OF THE INSURED                       CORRIDOR FACTORS
               --------------                       ----------------
                    0-40                                  250%
                     45                                   215%
                     50                                   185%
                     55                                   150%
                     60                                   130%
                     65                                   120%
                     70                                   115%
                     75                                   105%
                     95                                   100%

The investment performance of the Funds, expenses and deduction of charges all impact Cash Value. In some circumstances, the Death Benefit may vary with the amount of the Cash Value. Under Death Benefit Option 1, the Death Benefit will vary with the Cash Value whenever the Cash Value multiplied by the applicable Minimum Amount Insured percentage set forth in Section 7702 of the Code is greater than the Stated Amount. Under Death Benefit Option 2, the Death Benefit will always vary with the Cash Value because the Death Benefit is equal to the Stated Amount of the Policy plus the Cash Value as of the date of the Insured's death (or if greater, the Minimum Amount Insured as of the date of the Insured's death.) Finally, if the investment performance of the Funds is too low and the Cash Value of your Policy falls below the amount necessary to pay the Monthly Deduction Amount due and you do not send us sufficient Premium, your Policy may lapse and no coverage will be in effect.

                             DEATH BENEFIT EXAMPLES

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under each Death Benefit Option. The examples assume an Insured of age 40, a

Minimum Amount Insured of 250% of Cash Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no outstanding Policy Loan.


                         OPTION 1 -- LEVEL DEATH BENEFIT

In the following examples of an Option 1 Level Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $50,000. Since the Policy is designed to qualify as a life insurance Policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit of the Policy is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $50,000.

EXAMPLE TWO. If the Cash Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($100,000).


                       OPTION 2 -- VARIABLE DEATH BENEFIT

In the following examples of an Option 2 Variable Death Benefit, the Death Benefit varies with the investment experience of the applicable Investment Options and will generally be equal to the Stated Amount plus the Cash Value of the Policy (determined on the date of the Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($60,000) would be equal to the Stated Amount ($50,000) plus the Cash Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Cash Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Cash Value ($50,000 + $60,000 = $110,000).

                        CHANGING THE DEATH BENEFIT OPTION

You may change the Death Benefit Option by sending a written request to the Company. With some changes from Option 2 (Variable Benefit) to Option 1 (Level Benefit), involving substantially funded Policies, there may be a cash distribution, which is included in gross income. A change from Option 1 to Option 2 will not be permitted if the change results in a Stated Amount of less than $50,000. A change from Option 1 to Option 2 is also subject to underwriting. Changing the Death Benefit Option may have tax consequences. You should consult a tax adviser before making any change.

                  PAYING THE DEATH BENEFIT AND PAYMENT OPTIONS

Death Benefits are payable within seven days after we receive satisfactory proof of the Insured's death. The amount of Death Benefit paid may be adjusted to reflect any unpaid Monthly Deduction Amount, any Policy loan, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. If no Beneficiary is alive when the Insured has died, the Death Benefit will be paid to the Policy Owner, if alive, otherwise, the Death Benefit will be paid to the Policy Owner's estate. In addition, we may defer payment of proceeds that exceed the Cash Value for up to six months from the date of the request for the payment.

If the Insured commits suicide within two years following the Issue Date, limits on the amount of Death Benefit paid will apply. (See Limits on Right to Contest and Suicide Exclusion.) In addition, if the Insured dies during the 31-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due, then the Death Benefit actually paid to the Policy Owner's Beneficiary will be reduced by the amount of the Monthly Deduction Amount that is due and unpaid.

We will pay policy proceeds in a lump sum, unless you or the Beneficiary selects another of the Company's PAYMENT OPTIONS. We may defer payment of proceeds, which exceed the Death Benefit for up to six months from the date of the request for payment. A combination of options may be used. The minimum amount that may be placed under a Payment Option is $5,000 unless we consent to a lesser amount. Proceeds applied under a Payment Option will no longer be affected by the investment experience of the Investment Options.

The following Payment Options are available under the Policy:

      OPTION 1 -- Payments of a fixed amount

      OPTION 2 -- Payments for a fixed period

      OPTION 3 -- Amounts Held at Interest

      OPTION 4 -- Monthly Life Income

      OPTION 5 -- Joint and Survivor Level Amount Monthly Life Income

      OPTION 6 -- Joint and Survivor Monthly Life Income -- Two-thirds to
                  Survivor

      OPTION 7 -- Joint and Last Survivor Monthly Life Income -- Monthly Payment
                  Reduces on Death of First Person Named

      OPTION 8 -- Other Options

We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $100, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.

                              BENEFITS AT MATURITY

If your Policy is in effect on the Maturity Date, we will pay the Policy's Cash Value less any Outstanding Loan, any unpaid Monthly Deduction Amount and any amounts payable to an assignee under a collateral assignment of the Policy. We will then have no further obligations under the Policy.

                                 OTHER BENEFITS

                                 EXCHANGE OPTION

Once the Policy is in effect, you may exchange it during the first two (2) Policy Years for a form of non-variable permanent individual life insurance issued by the Company (or an affiliated company, if allowed by state law) on the life of the Insured. Benefits under the new life insurance policy will be as described in that policy. No evidence of insurability will be required. The Stated Amount will be the same for each Policy. Cost of insurance rates will be based on the same risk classification as those of the former Policy. Any outstanding Policy Loan must be repaid before we will make an exchange. In addition, there may be an equitable adjustment in payments and Cash Values to reflect variance, if any, in the payments (and charges) and Cash Values under this policy and the new policy.

If you make an exchange, the current Cash Value of this Policy will be increased by the cost of insurance charges assessed under the Policy since the Policy Date. This amount is then used to purchase the non-variable permanent life insurance (new policy). We will then adjust the new policy for insurance charges that would have been paid had you originally purchased the new policy (with the same Stated Amount as the old Policy) on the Policy Date of this Policy. If these adjustments result in the Policy not qualifying as life insurance under applicable federal tax laws, we may make a cash distribution to you, which may be taxable.

The Company currently permits exchanges of the Policy to certain other types of insurance policies without applying surrender charges provided the entire Cash Value of the Policy is rolled over to the new policy. The new policy may be any other form of variable or non-variable, permanent (universal or whole life), single life or survivorship policy the Company then issues. Evidence of insurability may be required. State replacement requirements may apply.

                    RIDERS (SUPPLEMENTAL INSURANCE BENEFITS)

You may elect to have one or more of the following Riders added to your Policy. There may be costs associated with these Riders. Certain Riders may not be available in all states. The descriptions below are intended to be general; the terms of the Riders providing the additional benefits may vary from state to state, and you should consult the Policy and Rider. Depending on your circumstances, it may be less costly to purchase more death benefit coverage under the Primary Insured Term Rider than under the basic variable policy.

ACCELERATED DEATH BENEFIT RIDER        This Rider can only be added at the point
                                       of issue of the Policy. It provides for a payment of a portion of the Death Benefit before actual death in the case of terminal illness (anticipated death within 1 year) or permanent confinement to a nursing home combined with the anticipated death within 2 years.

ACCIDENTAL DEATH BENEFIT RIDER         Additional death benefit if Insured's
                                       death results from bodily injury before
                                       age 70.

CHILD TERM INSURANCE RIDER             Provides level term insurance for
                                       Insured's children, stepchildren or
                                       legally adopted children.

COST OF LIVING ADJUSTMENT RIDER        Allows automatic increases in the face
                                       amount based on increases in the Consumer
                                       Price Index.

LAPSE PROTECTION GUARANTEE RIDER       This Rider is only available with Death
                                       Benefit Option 1. The Rider provides that if, during the first 3 Policy Years, the total premiums paid, less any outstanding loans or partial surrenders equals or exceeds the cumulative Monthly Lapse
                                       Protection Premium shown in the Policy, a Lapse Protection Guarantee will apply.
                                       With this Rider, the Policy will not
                                       lapse on a Monthly Deduction Day even if the Cash Surrender Value is not enough to cover the Monthly Deduction Amount due.

MATURITY EXTENSION RIDER               The Maturity Extension Rider allows the
                                       policy to continue in force beyond the
                                       Maturity Date. The policy will be
                                       continued until the earlier of the
                                       Insured's Death or the receipt of a
                                       request for full surrender. The Death
                                       Benefit after the Maturity Date will be
                                       equal to the Cash Value as of the date of Death, minus any Loan Account value and any amounts payable under a collateral assignment of the policy. After the Maturity Date, Interest on loans will continue to accrue and will be added to the total Loan Account value, and loan repayments will be accepted. New loans, partial surrenders and transfers among the Investment Options (funds) will continue to be permitted after the Maturity Date. There is no charge for this rider.

PRIMARY INSURED TERM RIDER             Additional death benefit protection
                                       coverage for the Insured and/or the
                                       Insured's spouse.

SPOUSE TERM INSURED RIDER              Provides additional death benefit
                                       coverage for the Insured's spouse.

WAIVER OF DEDUCTION AMOUNT RIDER       Waives Monthly Deduction Amount in the
                                       event of disability allowing coverage to continue.

                                POLICY SURRENDERS

You may withdraw all or a portion of the Cash Surrender Value from the Policy on any day that the Company is open for business. Withdrawing all or a portion of the Cash Surrender Value may have tax consequences. See "Tax Treatment of Policy Benefits."

                                 FULL SURRENDER

You may surrender the Policy and receive its Cash Surrender Value. (You may request a surrender without the Beneficiary's consent provided the Beneficiary has not been designated as irrevocable. If so, you will need the Beneficiary's consent.) The Cash Surrender Value will be determined as of the date we receive the written request at our Home Office. The Cash Surrender Value is the Cash Value, minus any outstanding Policy loans, and any surrender charge. We will pay you within seven (7) days after we receive your request in good order. The Policy will terminate on the date we receive your request.

                                PARTIAL SURRENDER

You may request a partial surrender of the Policy. The minimum amount is $500. The amount paid to you will be the net amount requested. We will deduct the net amount surrendered plus any applicable surrender charge pro rata from all your selected Investment Options, unless you give us other written instructions. We will pay you within 7 days after we receive your request.

In addition to reducing the Policy's Cash Value and Amount Insured, partial surrenders will reduce the Death Benefit payable under the Policy. Under Option 1 (the Level Option), the Policy's Stated Amount will be reduced by the surrender amount. Under Option 2 (the Variable Option), the Policy's Cash Value, which is part of the Death Benefit, will be reduced by the surrender amount. We may require you to return the Policy to record this reduction.

                                  POLICY LOANS

While the Policy is in force, you may borrow money using the Policy as the only security (collateral) for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. See "Federal Tax Considerations." We will charge you interest on the amount of the loan.

A Policy Owner may obtain a cash loan from the Company secured by the Policy not to exceed 90% of the Policy's Cash Value (determined on the day on which the Company receives the written loan request), less any surrender penalties (which include a percent of premium charge and per thousand of Stated Amount charge). The amount of any Accelerated Benefit Payment Lien is added to the outstanding loan to determine if there is cash available for a loan. For Policy loans taken after January 1, 2001, subject to state availability, it is anticipated the maximum loan amount will be increased to 100% from 90%. Subject to state law, no loan requests may be made for amounts of less than $100.

If there is a loan outstanding at the time a subsequent loan request is made, the amount of the outstanding loan will be added to the new loan request. The Company will charge interest on the outstanding amounts of the loan, which interest must be paid in advance by the Policy Owner. For Policies issued after July 12, 1995, during the first thirteen Policy Years, the full Loan Account Value will be charged an annual interest rate of 7.4%; thereafter 3.85% will be charged. For Policies issued prior to July 12, 1995 (or where state approval has not been received), refer to "Policies Sold Prior to July 12, 1995," if applicable.

The amount of the loan will be transferred as of the date the loan is made on a pro rata basis from each of the Investment Options attributable to the Policy (unless the Policy Owner states otherwise) to another account (the "Loan Account"). Amounts in the Loan Account will be credited by the Company with a fixed annual rate of return of 4% (6% in New York and Massachusetts) and will not be affected by the investment performance of the Investment Options. When loan repayments are made, the amount of the repayment will be deducted from the Loan Account and will be reallocated based upon premium allocation percentages among the Investment Options applicable to the Policy (unless the Policy Owner states otherwise). The Company will make the loan to the Policy Owner within seven days after receipt of the written loan request.

                                EFFECTS OF LOANS

A loan affects the Policy, because we reduce the Death Benefit proceeds and Cash Surrender Value under the Policy by any Outstanding Loan Amount. Repaying the loan causes the Death Benefit proceeds and Cash Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan amount in the Loan Account. The amount is not affected by the performance of the Investment Options. Amounts transferred from an Investment Option to the Loan Account will affect the value in that Investment Option because we credit such amounts with an interest rate we declare, rather than with a rate of return reflecting the investment results of that Investment Option.

There are risks involved in taking a loan, a few of which include an increased potential for the Policy to lapse if projected earnings, taking into account Outstanding Loans, are not achieved. A loan may have tax consequences. See "Tax Treatment of Policy Benefits." In addition, the tax consequences of a loan after the fourteenth Policy Year are uncertain.

You should consult a tax adviser before taking out a loan.

We will notify you (and any assignee of record) if the sum of your loans plus interest you owe on the loans is more than the Cash Surrender Value. If you do not submit a sufficient payment within 31 days from the date of the notice, your Policy may lapse.

                             LAPSE AND REINSTATEMENT

                                      LAPSE

Generally, if on any Deduction Date, the Cash Surrender Value of your Policy is too low to cover the Monthly Deduction Amount, your Policy will be in default and a grace period will begin. Thirty days after the default happens, we will send you a lapse notice to your last known address that the Policy may terminate. The notice will state the amount due to keep the Policy in effect and the date by which you must pay the amount due.

                                  GRACE PERIOD

After the lapse notice is sent, if you do not pay the required amount within 31 days (subject to state law) the Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits.

As long as there is an outstanding loan, we will treat that portion of any sufficient payment received during the grace period that is less than or equal to the amount of the Outstanding Loan as a repayment of the outstanding loan and not as an additional premium payment unless you request otherwise. Accordingly, we will transfer the assumed loan repayment amount from the Cash Value held in our Loan Account to the Investment Options thereby increasing the Cash Surrender Value and potentially preventing a lapse.

If the Insured dies during the Grace Period before you have paid the required premium, the Death Benefit will still be payable to the Beneficiary, although we will reduce the amount of the Death Benefit proceeds by the Monthly Deduction Amount due plus the amount of any outstanding loan.

                        LAPSE PROTECTION GUARANTEE RIDER

This rider is available only with Death Benefit Option 1 (the Level Option). The Rider provides that if, during the first 3 Policy Years, the total premiums paid, less any outstanding loans or partial surrenders, equals or exceeds the cumulative Monthly Lapse Protection Premium shown in the Policy, a Lapse Protection Guarantee will apply. With this Rider, the Policy will not lapse on a monthly deduction day even if the Cash Surrender Value is not enough to cover the Monthly Deduction Amount due. The Monthly Lapse Protection Premium is primarily based on the sex, underwriting classifications, and Age of the Insured and the Stated Amount of the Policy.

The Monthly Lapse Protection Premium will change to reflect any increases you make to the Stated Amount or changes to Riders under the Policy. If you make a change, we will send you an updated Policy Summary page showing the new Monthly Lapse Protection Premium that must be met. The Rider will be cancelled if you switch to Death Benefit Option 2 (the Variable Option).

State law may affect the availability and some of the terms of this Rider.

                                  REINSTATEMENT

You may reinstate the Policy within three (3) years from the date on which the Monthly Deduction Amount was last paid if:

      (1)   the Policy was not surrendered for cash;

      (2)   you furnish us with acceptable evidence of insurability;

      (3)   you pay all past due Monthly Deduction Amounts;

      (4) you pay Premium Payments equaling the next three Monthly Deduction Amounts;

      (5)   you pay the amount of any outstanding loan.

Upon reinstatement, the Policy's Cash Value will be the amount provided by the Premium Payments you made, plus any Cash Value as of the date of lapse.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the economic benefits provided under the Policy depends on a variety of factors, including but not limited to, the tax status of the Policy Owner and the tax treatment of the Policy (whether it is a Modified Endowment Contract). This tax treatment is highly complex. The following SUMMARY PROVIDES A GENERAL DESCRIPTION OF THE MATERIAL FEDERAL TAX CONSEQUENCES to the Policy owner and Beneficiary of buying, holding and exchanging rights under the Policy. This discussion is only a brief general summary and does not purport to be complete or cover all situations and is not intended as tax or legal advice. This discussion is based upon the Company's understanding of the federal income tax laws as currently interpreted by the U.S. Treasury ("Treasury") and the Internal Revenue Service (IRS). The Company cannot guarantee that those laws or interpretations will remain unchanged.

IT SHOULD BE UNDERSTOOD THAT THIS IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES. NO ATTEMPT HAS BEEN MADE TO ADDRESS ANY FEDERAL ESTATE TAX OR STATE AND LOCAL TAX CONSIDERATIONS THAT MAY ARISE IN CONNECTION WITH A POLICY. FOR COMPLETE INFORMATION, A QUALIFIED TAX OR LEGAL ADVISOR SHOULD BE CONSULTED.

                      POTENTIAL BENEFITS OF LIFE INSURANCE

A life insurance contract, including the Policy, is a unique financial instrument that along with providing protection for premature death, also provides a number of potential tax advantages including:

      o INCOME TAX-FREE DEATH BENEFITS (e.g., the Death Benefit under the Policy, including the portion attributable to the increase in value based on the Investment Options, may pass to your Beneficiary free of income taxes.)

      o INCOME TAX-FREE GROWTH OF POLICY CASH VALUES (e.g., within the Policy, any increase in value based on the Investment Options may be tax-deferred until withdrawn -- including tax-free transfers among the Investment Options, and as mentioned above, will not be subject to federal income taxes if paid as a Death Benefit.)

      o INCOME TAX-FREE ACCESS TO CASH VALUE THROUGH LOANS AND/OR WITHDRAWALS (e.g., under certain circumstances a Policy Owner may access cash from the Policy through a withdrawal, up to the tax basis, or a loan without facing tax consequences.)

Whether and how these benefits may be utilized is largely governed by IRC Sections 7702, 7702A, 817 and 101. These federal tax laws were passed to ensure that the tax advantages of life insurance are not abused.

In sum, these federal tax laws, among numerous other things, establish the following:

      o     A definition of a life insurance contract.

      o     Diversification requirements for separate account assets.

      o Limitations on policy owner's control over the assets in a separate account.

      o Guidelines to determine the maximum amount of premium that may be paid into a policy.

      o     Limitations on withdrawals from a policy.

      o Qualification testing for all life insurance policies that have cash value features.

                            TAX STATUS OF THE POLICY

DEFINITION OF LIFE INSURANCE

In order for this Policy to offer some or all of the tax advantages described above, it must meet the definition of a life insurance contract under SECTION 7702 OF THE IRC. Complying with either the cash value accumulation test or the guideline premium test set forth in IRC Section 7702 will satisfy this definition. This Policy uses the guideline premium test. Guidance as to how IRC
Section 7702 and the guideline premium test are to be applied, however, is limited. If a Policy were determined not to be a life insurance contract for purposes of IRC Section 7702, such Policy would not provide the tax advantages normally described above.

The Company believes that it is reasonable to conclude that the Policy meets the IRC Section 7702 definition of a life insurance contract. The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

DIVERSIFICATION

In addition to meeting the definition of a life insurance contract in IRC
Section 7702 of the IRC, to qualify as life insurance for federal income tax purposes, separate account investments (or the investments of a Fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must also be "adequately diversified" pursuant to SECTION 817(H) of the IRC.

Treasury Regulation Section 1.817-5, which was adopted to implement section 817(h), generally requires that no more than 55 percent of the value of the total assets of the mutual fund owned by the separate account may be represented by any one (1) investment; no more than 70 percent of such value may be represented by any two (2) investments; no more than 80 percent of such value may be represented by any three (3) investments; and no more than 90 percent of such value may be represented by any four (4) investments. Thus, under this test, the separate account and the mutual funds are generally required to invest a specified portion of its assets in at least five (5) distinct investments. Generally, Treasury securities are not subject to the diversification test and to the extent that assets include such securities, somewhat less stringent requirements may apply.

The separate account, through the funds, intends to comply with these requirements. Although the Company does not control the funds, the Company intends to monitor the investments of the mutual funds to ensure compliance with these diversification requirements.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their policy or contract rather than the insurance company. In those circumstances, a proportionate share of the income and gains from the separate account assets would be includable in the variable contract owner's gross income each year.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets IF THE CONTRACT OWNER POSSESSES INCIDENTS OF OWNERSHIP IN THOSE SEPARATE ACCOUNT ASSETS, such as the ability to exercise investment control over the assets. The Treasury has also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Investment Options without being treated as owners of the underlying assets. As of the date of this prospectus, no such guidance has been issued. While we believe that the Contract does not give the Policy

Owner investment control over the separate account assets, we reserve the right to modify the Policy as necessary to prevent a Policy Owner from being treated as the owner of the separate account assets supporting the Policy.

                        TAX TREATMENT OF POLICY BENEFITS

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

IN GENERAL

The Company believes that the DEATH BENEFIT UNDER THE POLICY WILL BE EXCLUDABLE FROM THE GROSS INCOME OF THE BENEFICIARY under IRC Section 101(a)(1); unless the Policy has been transferred for value and no exception to the transfer for value rules set forth in the IRC Section 101 (a)(2) applies. In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Cash Value, including increments thereof, until there is a distribution. (See discussion of "Modified Endowment Contracts" below.) Depending on the circumstances, the exchange of one life insurance policy for another, a change in the policy's face amount, a change in the policy's death benefit option, a payment of an increased level of premiums, a policy loan, a partial or full surrender, a lapse with outstanding Indebtedness, a change in ownership, or an assignment of the policy may have federal income tax consequences. Furthermore, such actions may have Federal gift and estate, as well as state and local tax consequences that will depend upon the financial situation and other circumstances of each owner or beneficiary. You should consult your tax or legal adviser for further advice on all tax issues.

THE TAX CONSEQUENCES OF DISTRIBUTION FROM, AND LOANS TAKEN FROM OR SECURED BY, A POLICY DEPEND ON WHETHER THE POLICY IS CLASSIFIED AS A "MODIFIED ENDOWMENT CONTRACT."

MODIFIED ENDOWMENT CONTRACTS

Special tax considerations apply to "Modified Endowment Contracts" (MEC). A MEC is defined under tax law as ANY POLICY THAT SATISFIES THE PRESENT DEFINITION OF A LIFE INSURANCE CONTRACT UNDER IRC SECTION 7702 BUT WHICH FAILS TO SATISFY A 7-PAY TEST SET FORTH IN IRC SECTION 7702A. A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun to determine whether the policy constitutes a MEC. A decrease to the stated amount of the Policy may cause a re-test under the 7-pay test and could cause your Policy to become a MEC. Tax regulations or other guidance will be needed to fully define those transactions that are material changes.

Any POLICY ISSUED IN EXCHANGE FOR A MEC will be subject to the tax treatment accorded to MECs. However, the Company believes that any policy received in exchange for a life insurance contract that is not a MEC will generally not be treated as a MEC if the face amount of the policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the policy to become a MEC.

LOANS AND PARTIAL WITHDRAWALS from, as well as collateral assignments of, policies that are MECs will be treated as distributions to the policy owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from MECs will be included in gross income on an income-first basis to the extent of any income in the policy (the contract value less the policy owner's investment in the policy) immediately before the distribution.

The law also imposes an additional 10% TAX ON PRE-DEATH DISTRIBUTIONS (including loans, collateral assignments, partial withdrawals and complete surrenders) FROM MECS to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age 59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

If a Policy becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC (and therefore not taxable at the time of the distribution) could later become taxable as a distribution from a MEC if due to subsequent changes to the Policy, it later becomes a MEC.

For purposes of applying the MEC rules, all MECs that are issued by the Company (or its affiliates) to the same owner during any calendar year will be treated as one MEC contract for purposes of determining the amount includable in the owner's gross income at the time of a distribution from any such contract.

The death benefit of a modified endowment contract remains excludable from the gross income of the beneficiary to the extent described above in "Tax Treatment of Policy Benefits." Furthermore, no part of the investment growth of the cash value of a MEC is includable in the gross income of the owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of a MEC after age 59 1/2 will have the same tax consequences as life insurance policies generally as described above in "Tax Treatment of Policy Benefits."

Due to the complexity of the MEC tax rules, a policy owner should consult a qualified tax or legal adviser as to the potential MEC consequences before taking any actions with respect to the Policy.

DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS

Distributions from a policy that is not classified as a modified endowment contract are generally TREATED AS FIRST RECOVERING THE INVESTMENT IN THE POLICY (DESCRIBED BELOW) AND THEN, ONLY AFTER THE RETURN OF ALL SUCH INVESTMENT IN THE POLICY, AS DISTRIBUTING TAXABLE INCOME. An exception to this general rule occurs in the case of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the policy in the first 15 years after the policy is issued where, as a result of that action, a cash distribution to the owner is made by the Company in order for the policy to continue complying with the IRC Section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the policy) under rules prescribed in IRC Section 7702.

Loans from, or secured by, a policy that is not a MEC are generally not treated as taxable distributions. Instead, such loans are generally treated as indebtedness of the owner. However, the tax consequences of some Policy loans are uncertain. You should consult a tax or legal adviser as to those consequences. Upon a complete surrender or lapse of a policy that is not a MEC, or when benefits are paid at such a policy's maturity date, if the amount received plus the amount of indebtedness discharged exceeds the total investment in the policy, the excess generally will be treated as ordinary income subject to tax.

Finally, neither distributions (including distributions upon surrender or lapse) nor loans from or secured by, a policy that is not a MEC, are subject to the 10 percent additional tax previously referred to above regardless of when they are made. Certain changes to the policy may cause the policy to become a MEC. Therefore, a policy owner should consult a tax or legal advisor before effecting any change to a policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing under which the Policy is pledged as security or otherwise serves as collateral, the interest paid on loans may not be tax deductible.

INVESTMENT IN THE POLICY

Investment in the policy means (i) the aggregate amount of any premiums or other consideration paid for a policy, minus (ii) the aggregate amount received under the Policy which is excluded from the gross income of the owner (except that the amount of any loan from, or secured by, a policy that is a MEC, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a policy that is a MEC to the extent that such amount is included in the gross income of the owner.

BUSINESS USES OF POLICY

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax or legal adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split dollar arrangements. Furthermore there have been recent proposals to restrict the tax advantages of corporate owned life insurance that are currently under considerations by Congress. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax or legal adviser.

                            OTHER TAX CONSIDERATIONS

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

INSURABLE INTEREST

The Policy Owner must have an insurable interest in the life of the Insured in order for the Policy to be valid under applicable state law and for the Policy to be treated as a life insurance policy for Federal income tax purposes. State laws on this subject vary widely, but typically require that the Policy Owner have a lawful and substantial economic interest in the continued life of the person insured, which interest must exist at the time the insurance is procured, but not necessarily at the time of the Insured's death. If no recognized insurable interest exists in a given situation, the Policy may be deemed void as against public policy under the state law and not entitled to treatment as a life insurance contract for Federal income tax purposes. It is the responsibility of the Policy Owner, not the life insurance carrier, to determine the existence of insurable interest in the life of the Insured under applicable state law.

THE COMPANY'S INCOME TAXES

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax on the earnings or the realized capital gains retained to meet the Company's obligations under the Policy. Based on these expectations, no charge is being made currently to the income of the Separate Account for Federal income taxes that may be attributable to the separate account. However, the Company may assess a charge against the Investment Options for federal income taxes in the event that the Company incurs income or other tax liability attributable to the separate account under future tax law.

Under present laws, the Company may incur state and local taxes in certain states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes (including such taxes), if any, attributable to the Separate Accounts.

ALTERNATIVE MINIMUM TAX

Please consult your tax or legal adviser for alternative minimum tax rules as they may impact your Policy.

                           DISTRIBUTION & COMPENSATION

                                  DISTRIBUTION

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. The Company has appointed Travelers Distribution LLC ("TDLLC") to serve as the principal underwriter and distributor of the securities offered through this prospectus, pursuant to the terms of a Distribution and Principal Underwriting Agreement. TDLLC, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies. The Company reimburses TDLLC for expenses TDLLC incurs in distributing the Policies (e.g., commissions payable to retail broker-dealers who sell the Policies). TDLLC does not retain any fees under the Policies; however, TDLLC may receive 12b-1 fees from the Funds.

TDLLC's principal executive offices are located at One Cityplace, Hartford, Connecticut 06103-3415. TDLLC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

TDLLC and the Company enter into selling agreements with broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Policies but are exempt from registration. Applications for the Policy are solicited by registered representatives who are associated persons of such broker-dealer firms. These representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products. The Company intends to offer the Policy in all jurisdictions where it is licensed to do business and where the Policy is approved. The Policies are offered on a continuous basis.

                             COMPENSATION -- GENERAL

Broker-dealers having selling agreements with TDLLC and the Company are paid compensation for the promotion and sale of the Policies. Registered representatives who solicit sales of the Policy typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representative. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor or disfavor one product provider over another product provider due to differing compensation rates.

Compensation paid on the Policies, as well as other incentives or payments, are not assessed as an additional direct charge to Policy owners or the Separate Account. Instead, you indirectly pay for sales and distribution expenses through overall charges and fees assessed under your Policy. For example, any profits the Company may realize through assessing the mortality and expense risk charge under your Policy may be used to pay for sales and distribution expenses. The Company may also pay for sales and distribution expenses out of any payments the Company or TDLLC may receive from the Funds for providing administrative, marketing and other support and services to the Funds.

Compensation is a factor in setting pricing under the Policies, and as disclosed in the "Modifications, Reserved Rights and Other Charges" sub-section of this prospectus, the Company has the ability to customize pricing in relation to the compensation payable to distributors for particular cases and the payments anticipated to be received for providing administrative, marketing and other support and services to the Funds.

The amount and timing of overall compensation, which includes both commissions and the additional compensation as outlined below, may vary depending on the selling and other agreements in place. The additional compensation or reimbursement we pay to certain broker-dealers may be paid in the form of flat fees. However, these payments may be represented as a percentage of expected premium payments. Except as discussed below in the Additional Compensation Arrangements with Tower Square Securities, Inc., section below, when these additional payments are taken into account, the amount of overall compensation, including both commissions and additional compensation as outlined below, is not expected to exceed 128.25% of the target premium and 6.5% of excess premium paid in the first Policy Year. The maximum compensation payable will not exceed 6.5% of the annual renewable premium paid after Policy Year 1. The preceding expected maximum overall compensation rates are based on the assumption that the broker-dealers who have selling agreements with TDLLC will have clients that make a certain minimum amount of premium payments over the course of the year. If this assumption proves to be inaccurate, the actual overall compensation rates may be higher than the preceding expected maximum overall compensation rates.

SALE OF VARIABLE LIFE POLICIES BY ENTITIES HAVING OTHER CONTRACTUAL RELATIONSHIPS WITH THE COMPANY. The Company and TDLLC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser to one or more of the Funds or serves as a sub-adviser to a Fund of The Travelers Series Trust or Travelers Series Fund Inc., which are offered under the Policies. These firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., Salomon Brothers Asset Management and Smith Barney Fund Management. Registered representatives of broker-dealer firms with an affiliated company acting as an adviser or a sub-adviser may favor these Funds when offering the Policies.

SALE OF VARIABLE LIFE INSURANCE BY AFFILIATES OF THE COMPANY. The Company and TDLLC may offer the Policies through retail broker-dealers that are affiliates of the Company. Because of the affiliation, these broker-dealer firms and their registered representatives may favor the Company's products.

                              COMPENSATION -- TYPES

PERCENTAGE OF PREMIUM PAYMENT. We generally pay compensation as a percentage of Premium Payments invested in the Policy ("commissions"). In addition, we pay periodic asset-based commission based on all or a portion of the Contract Value. The amount of commissions we pay may vary depending on the selling agreement. We may also periodically establish commission specials whereby we pay a higher amount for sales of the Policy during a specified period; however, commissions paid under these specials will not exceed the amounts described immediately above. While a commission special is in effect, registered representatives may be inclined to favor a product that pays a higher compensation over another product where a compensation special is not in effect. We are not currently offering any commission specials.

PROMOTIONAL INCENTIVES AND PAYMENTS. To the extent permitted by NASD rules and other applicable laws and regulations, TDLLC may pay or allow other promotional incentives or payments in the form of cash or other compensation.

PREFERRED DISTRIBUTION ARRANGEMENTS. The Company and TDLLC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and TDLLC pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on: aggregate, net or anticipated sales of the Policies; total assets attributable to sales of the Policies by registered representatives of the broker-dealer firm; the length of time that a Policy owner has owned the Policy; meeting certain sales thresholds; and/or actual or anticipated overhead expenses incurred by the broker-dealer firms in offering the Policies and other variable insurance products offered by the Company or its affiliates. Compensation under these arrangements may be in the form of one-time or periodic lump sum payments. The Company and TDLLC have entered into such arrangements with Interlink Securities, Inc., Tower Square Securities, Inc., NFP Securitites, Inc., The Leaders Group, Inc., Underwriter Equity Corporation and ING Financial Partners.

In addition, the Company or TDLLC may sponsor all or a portion of broker-dealer firms' annual, regional or other meetings with their registered representatives and executives for purposes of educating them as to the Company's products. Any such compensation or reimbursement payable to a broker-dealer firm will be made by TDLLC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firm and its registered representatives to favor the Company's products.

ADDITIONAL COMPENSATION ARRANGEMENTS WITH TOWER SQUARE SECURITIES, INC. The Company and TDLLC have entered into a selling agreement with Tower Square Securities, Inc. ("Tower Square"), which is affiliated with the Company. Registered representatives of Tower Square, who are properly licensed and appointed, may offer the Policy to customers. In addition to compensation described above, representatives are eligible for various cash benefits, such as bonuses, commission advances and non-cash compensation programs offered by the Company, such as retirement and other benefit plans for agents and the ability to purchase Citigroup common stock at a discount. Sales of the Policies may help qualify a Tower Square representative for such benefits.

Sales representatives may receive other payments from the Company for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services. In addition, sales representatives who meet certain Company productivity, persistency and length of services standards may be eligible for additional compensation. In addition to the compensation described above, Tower Square may receive up to 25% of target premium in additional compensation. This compensation is not paid to registered representatives but is used by Tower Square to supplement its operating income and may cause Tower Square or its representatives to favor the Company's products.

                            OTHER POLICY INFORMATION

                       PAYMENT AND SUSPENSION OF VALUATION

You may send your written requests for payment to our Home Office. We ordinarily pay any proceeds, loan amounts, or surrender or partial surrender proceeds in a lump sum within seven days after receipt at our Home Office of all the documents required for such a payment. Other than the Death Benefit proceeds, which we determine as of the date of the Insured's death, the amount we pay is as of the end of the Valuation Period during which our Home Office receives all required documents. We may pay our Death Benefit proceeds in a lump sum or under an optional payment plan.

                                POLICY STATEMENTS

We will maintain all records relating to the separate accounts, the Investment Options. At least once each Policy Year, we will send you a statement showing:

      o     the Cash Value, Stated Amount and Amount Insured;

      o     the date and amount of each Premium Payment;

      o     the date and amount of each Monthly Deduction;

      o the amount of any outstanding Policy Loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account;

      o the date and amount of any partial surrenders and the amount of any partial surrender charges or decrease of Stated Amount charges;

      o     the annualized cost of any Riders purchased under the Policy; and

      o a reconciliation since the last report of any change in Cash Value and Cash Surrender Value.

We will also send any other reports required by any applicable state or federal laws or regulations.

                LIMITS ON RIGHT TO CONTEST AND SUICIDE EXCLUSION

The Company may not contest the validity of the Policy after it has been in effect during the Insured's lifetime for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if the Insured commits suicide during the two-year period following issue while sane or insane (subject to state law) the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender and
(ii) the amount of any Outstanding Loan. During the two-year period following an increase, the portion of the Death Benefit attributable to the increase in the case of suicide will be limited to an amount equal to the Deduction Amount paid for such increase (subject to state law) and if the policy is reinstated, the two year period will be measured from the date of reinstatement.

                         MISSTATEMENT AS TO SEX AND AGE

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the corrected information. You may file proof of age at any time at our Home Office.

                                 POLICY CHANGES

At any time, we may make such changes to your Policy as are necessary to assure compliance with the definition of life insurance prescribed in the Code. We may amend your Policy to conform with any law or regulation issued by any government agency to which it is subject. Only our officers have the right to change the Policy. No agent has the authority to change the Policy or waive any of its terms. Each endorsement, amendment, or rider must be signed by an officer of the Company to be valid.

Addition and Substitution of Funds. If the use of a Separate Account or of an Investment Option is no longer possible, or in our judgment becomes inappropriate for the purposes of the Policy, we may substitute another separate account or Investment Option without your consent. The new Investment Option may have higher fees and charges than the one it replaced, and may not necessarily be available to all classes of Policies. We will not substitute Investment Options without notice to you and without prior approval of the SEC and of the insurance commissioner of the state where this Policy is issued for delivery, to the extent required by law. We also may add other Investment Options under the Policy. As required by law, we will notify you of any Policy changes.

                               EMERGENCY PROCEDURE

We reserve the right to postpone any surrender, partial surrender, policy loan, or payment of death benefit proceeds for a period not to exceed 12 months, if in our reasonable judgment, such postponement is necessary for the orderly liquidation of assets invested in an Investment Option. Furthermore, we may postpone any payment involving a determination of Cash Value in any case whenever:

      (1) the New York Stock Exchange or any stock exchange in which an Investment Option invests is closed (except for customary weekend and holiday closings) or trading on the New York Stock Exchange or other stock exchange is restricted as determined by the SEC or equivalent authority; or

      (2) in our reasonable judgment, we determine that a state of emergency exists so that valuation of the assets in an Investment Option or disposal of securities is not reasonably practicable.

Allocations and transfers to, and deductions and transfers from, an Investment Option may be postponed as described in (1) and (2) above.

                     RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Policy Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

                                LEGAL PROCEEDINGS

In 2003 and 2004, several issues in the mutual fund and variable insurance product industries have come under the scrutiny of federal and state regulators. Like many other companies in our industry, the Company has received a request for information from the Securities and Exchange Commission (SEC) and a subpoena from the New York Attorney General regarding market timing and late trading. During 2004 the SEC requested additional information about the Company's variable product operations on market timing, late trading and revenue sharing, and the SEC, the National Association of Securities Dealers and the New York Insurance Department have made inquiries into these issues and other matters associated with the sale and distribution of insurance products. In addition, like many insurance companies and agencies, in 2004 and 2005 the Company received inquiries from certain state Departments of Insurance regarding producer compensation and bidding practices. The Company is cooperating fully with all of these requests and is not able to predict their outcomes.

Notwithstanding the above, there are no pending legal proceedings affecting either the Separate Account or the principal underwriter. There are no pending legal proceedings against either Company likely to have a material adverse affect on the ability of either Company to meet its obligations under the applicable Contract.

                              FINANCIAL STATEMENTS

We have included the Company's financial statements and the applicable Separate Account's financial statements in the applicable Statement of Additional Information.

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                                   APPENDIX A
                GLOSSARY OF TERMS USED THROUGHOUT THIS PROSPECTUS
--------------------------------------------------------------------------------

ACCUMULATION UNIT -- a standard of measurement used to calculate the value of the Investment Options.

AGE -- the Insured's age as of his or her last birthday.

AMOUNT INSURED -- under Option 1, the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Cash Value (the "Minimum Amount Insured"). Under Option 2 the Amount Insured will be equal to the Stated Amount of the Policy plus the Cash Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured.

ANNUAL MINIMUM PREMIUM -- the owner must pay a first premium greater than or equal to one-quarter of this amount for the Policy to be issued. (Please refer to Appendix B).

BENEFICIARY (IES) -- the person(s) named to receive the Death Benefit of this Policy after the death of the Insured.

CASH SURRENDER VALUE -- the Cash Value less any Outstanding Loans, Accelerated Benefit Lien and applicable surrender charges.

CASH VALUE -- the sum of the accumulated value held in the Investment Options plus the Loan Account value.

CODE -- the Internal Revenue Code.

COMPANY (ISSUING COMPANY) -- either The Travelers Insurance Company or The Travelers Life and Annuity Company. The name of the Company that issued your Policy appears on your Policy and is determined primarily by the state where you purchased the Policy.

COMPANY'S HOME OFFICE -- the principal executive offices located at One Cityplace, Hartford, Connecticut 06103-3415.

COST OF INSURANCE CHARGE -- a charge that reflects the anticipated mortality of the Insured.

DEATH BENEFIT -- the amount payable to the Beneficiary if this Policy is in force upon the death of the Insured.

DEDUCTION DATE (OR DAY) -- the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy's Cash Value.

FUND -- See Mutual Fund.

GENERAL ACCOUNT -- An account that consists of the Company's assets other than those held in any separate account.

INITIAL PREMIUM PAYMENT -- the first Premium Payment made under the Policy.

INSURANCE COMPANY (IES) -- Either The Travelers Insurance Company or The Travelers Life and Annuity Company depending on which company issues your Policy.

INSURED -- the person whose life is insured under the Policy.

INVESTMENT OPTIONS -- the segments of the separate account to which you may allocate Premium Payments or Cash Value. Each Investment Option invests directly in a corresponding Mutual Fund (Fund).

INVESTMENT OPTION DEDUCTION -- the charge we deduct from each Investment Option to cover our mortality and expenses risk charges and administrative charges. It is shown on the Policy Summary.

ISSUE DATE -- the date on which the Company issues the Policy for delivery to the Policy Owner.

ISSUING COMPANY -- Either The Travelers Insurance Company or The Travelers Life and Annuity Company. The name of the Issuing Company appears on your Policy and is determined primarily by the state where you purchased the Policy.

LAPSE PROTECTION GUARANTEE RIDER -- a rider which provides that the Policy will not lapse during the first three Policy Years if a required amount of premium is paid. (Not available in all states.)

LOAN ACCOUNT -- an account in the Company's general account to which we transfer the amount of any Policy Loan, and to which we credit a fixed rate of interest.

MATURITY BENEFIT -- an amount equal to the Policy's Cash Value, less any outstanding loan or unpaid Monthly Deduction Amount or amounts payable to an assignee, payable to the Policy Owner if the Insured is living on the Maturity Date.

MATURITY DATE -- the anniversary of the Policy Date on which the Insured is age 95.

MINIMUM AMOUNT INSURED -- the amount of Death Benefit required for this Policy to qualify as life insurance under federal tax law. It is a stated percentage of Cash Value determined as of the first day of the Policy Month and is shown in the Policy.

MONTHLY DEDUCTION AMOUNT -- the amount of charges deducted from the Policy's Cash Value, which includes cost of insurance charges, administrative charges, and any charges for benefits associated with any Rider(s).

MUTUAL FUND (OR FUND) -- a registered open-end management investment company or a series thereof that corresponds to an Investment Option. Each Investment Option invests directly in a Mutual Fund of the same name.

NET AMOUNT AT RISK -- the Death Benefit minus the Cash Value at the beginning of each Policy Month.

NET PREMIUM PAYMENT -- the amount of each Premium Payment, minus the deduction of any sales expense charges, Premium Taxes or Deferred Acquisition Cost Charges as shown on the Policy Summary.

OUTSTANDING LOAN -- amount owed the Company as a result of policy loans including both principal and accrued interest.

PLANNED PREMIUM -- the amount of premium which the Policy Owner chooses to pay to the Company on a scheduled basis, and for which the Company will bill the Policy Owner.

POLICY -- Travelers MarketLife, an individual variable flexible premium life insurance policy.

POLICY ANNIVERSARY -- an anniversary of the Policy Date.

POLICY DATE -- the date shown on the Policy Summary and used to determine administrative transactions on the Policy (e.g., Deduction Days, Policy Years).

POLICY MONTH -- twelve one-month periods during the Policy Year, each of which begins on the Policy Date or the Deduction Day.

POLICY OWNER(S) (YOU, YOUR OR OWNER) -- the person(s) having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.

POLICY YEARS -- each successive twelve-month period; the first beginning with the Policy Date.

PREMIUM ALLOCATION INSTRUCTIONS -- the instructions you provide us to allocate your Premium Payments among the Investment Options. You may change your Premium Allocation Instructions by written direction.

PREMIUM PAYMENT -- the amounts you send us to be applied to your Policy.

RIDERS -- supplemental insurance benefits offered under the Policy. There are additional charges associated with some Riders.

SEPARATE ACCOUNT(S) -- assets set aside by the Company, the investment performance of which is kept separate from that of other assets of the Company.

STATED AMOUNT -- the amount selected by the Policy Owner used to determine the Death Benefit, which may be increased or decreased as described in the Policy.

TERM AMOUNT -- The amount of insurance provided by the Rider.

UNDERWRITING PERIOD -- the time period from when we receive a completed Application until the Issue Date.

VALUATION DATE -- a day on which the separate account is valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

                                   APPENDIX B
--------------------------------------------------------------------------------

                             ANNUAL MINIMUM PREMIUMS
                         (Per Thousand of Stated Amount)

     AGE               MALE             FEMALE                         AGE               MALE              FEMALE
     ---               ----             ------                         ---               ----              ------
      0                2.80              2.42                          48               12.15               11.29
      1                2.69              2.47                          49               12.83               11.89
      2                2.59              2.48                          50               13.51               12.51
      3                2.58              2.47                          51               14.42               13.18
      4                2.58              2.47                          52               15.34               13.86
      5                2.58              2.47                          53               16.24               14.53
      6                2.58              2.47                          54               17.16               15.29
      7                2.60              2.49                          55               18.07               16.10
      8                2.62              2.52                          56               19.43               17.11
      9                2.66              2.56                          57               20.79               18.20
     10                2.72              2.62                          58               22.16               19.35
     11                2.80              2.68                          59               23.52               20.51
     12                2.89              2.76                          60               24.88               21.68
     13                3.01              2.84                          61               27.11               22.98
     14                3.13              2.94                          62               29.34               24.27
     15                3.25              3.04                          63               31.57               25.59
     16                3.38              3.16                          64               33.80               27.01
     17                3.51              3.28                          65               36.03               28.57
     18                3.62              3.40                          66               38.86               30.12
     19                3.72              3.47                          67               41.70               31.63
     20                3.81              3.53                          68               44.52               33.29
     21                3.90              3.60                          69               47.36               35.39
     22                3.98              3.67                          70               49.76               37.75
     23                4.05              3.73                          71               54.39               40.67
     24                4.08              3.71                          72               59.04               44.16
     25                4.13              3.76                          73               63.71               48.15
     26                4.30              3.93                          74               68.41               52.54
     27                4.45              4.09                          75               72.60               57.27
     28                4.61              4.26                          76               80.21               62.20
     29                4.76              4.41                          77               87.34               67.37
     30                4.92              4.60                          78               94.52               73.00
     31                5.12              4.80                          79              101.76               79.30
     32                5.32              5.02                          80              109.06               86.49
     33                5.52              5.22                          81              120.34               94.56
     34                5.74              5.46                          82              131.76              103.39
     35                5.98              5.71                          83              143.32              112.96
     36                6.33              6.01                          84              155.03              123.28
     37                6.66              6.31                          85              166.88              138.49
     38                7.01              6.64                          86              170.39              149.27
     39                7.34              6.97                          87              177.17              159.84
     40                7.69              7.34                          88              191.28              171.55
     41                8.17              7.75                          89              208.18              185.73
     42                8.66              8.18                          90              241.15              203.75
     43                9.14              8.62                          91              254.21              225.63
     44                9.63              9.11                          92              282.60              250.53
     45               10.11              9.59                          93              314.35              278.47
     46               10.79             10.13                          94              349.51              309.50
     47               11.47             10.70

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

                                   APPENDIX C
--------------------------------------------------------------------------------

                 PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE
                                  (First Year)

                              STATED AMOUNT                                                STATED AMOUNT
              --------------------------------------------                 --------------------------------------------
  Issue         $50,000         $500,000        $1,000,000      Issue        $50,000         $500,000        $1,000,000
   Age        to $499,999      to $999,999      and above        Age       to $499,999      to $999,999       and above
  -----       -----------      -----------      ----------      -----      -----------      -----------      ----------
    0            2.04             1.84             1.63           33           3.92             3.53             3.14
    1            2.04             1.84             1.63           34           4.08             3.67             3.26
    2            2.04             1.84             1.63           35           4.19             3.77             3.35
    3            2.04             1.84             1.63           36           4.43             3.99             3.54
    4            2.04             1.84             1.63           37           4.66             4.19             3.73
    5            2.19             1.97             1.75           38           4.91             4.42             3.93
    6            2.19             1.97             1.75           39           5.14             4.63             4.11
    7            2.21             1.99             1.77           40           5.69             5.12             4.55
    8            2.23             2.01             1.78           41           6.05             5.45             4.84
    9            2.26             2.03             1.81           42           6.41             5.77             5.13
   10            2.39             2.15             1.91           43           6.76             6.08             5.41
   11            2.46             2.21             1.97           44           7.13             6.42             5.70
   12            2.54             2.29             2.03           45           7.18             6.46             5.74
   13            2.65             2.39             2.12           46           7.66             6.89             6.13
   14            2.75             2.48             2.20           47           8.14             7.33             6.51
   15            2.76             2.48             2.21           48           8.63             7.77             6.90
   16            2.77             2.49             2.22           49           9.11             8.20             7.29
   17            2.79             2.51             2.23           50          10.00             9.00             8.00
   18            2.82             2.54             2.26           51          10.67             9.60             8.54
   19            2.90             2.61             2.32           52          11.35            10.22             9.06
   20            2.86             2.57             2.29           53          12.02            10.82             9.62
   21            2.93             2.64             2.34           54          12.70            11.43            10.16
   22            2.99             2.69             2.39           55          13.01            11.71            10.41
   23            3.04             2.74             2.43           56          13.99            12.69            11.19
   24            3.06             2.75             2.45           57          14.97            13.47            11.98
   25            3.08             2.77             2.46           58          15.96            14.36            12.77
   26            3.14             2.83             2.51           59          16.93            15.24            13.54
   27            3.25             2.93             2.60           60          17.91            16.12            14.33
   28            3.37             3.03             2.70           61          19.52            17.57            15.82
   29            3.47             3.12             2.78           62          21.12            19.01            16.90
   30            3.49             3.14             2.79           63          22.73            20.46            18.18
   31            3.64             3.28             2.91           64          24.34            21.91            19.47
   32            3.78             3.40             3.02           65+         25.40            22.85            20.32

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

                                   APPENDIX D
--------------------------------------------------------------------------------

                      CURRENT MONTHLY ADMINISTRATIVE CHARGE
                         (Per Thousand of Stated Amount)
             Applicable for Three Years Following Issue or Increase

                                   NON-SMOKERS

                              STATED AMOUNT                                                STATED AMOUNT
             ---------------------------------------------                 ---------------------------------------------
 Issue         $50,000          $250,000        $1,000,000      Issue        $50,000          $250,000        $1,000,000
  Age        to $249,999       to $999,999      and above        Age       to $249,999      to $999,999       and above
 -----       -----------       -----------      ----------      -----      -----------      -----------       ----------
    0                                                            33           0.08              0.00             0.00
    1                                                            34           0.08              0.00             0.00
    2                                                            35           0.08              0.00             0.00
    3                                                            36           0.08              0.00             0.00
    4                                                            37           0.08              0.00             0.00
    5                                                            38           0.08              0.00             0.00
    6                                                            39           0.08              0.00             0.00
    7                                                            40           0.08              0.00             0.00
    8                                                            41           0.08              0.00             0.00
    9                                                            42           0.08              0.00             0.00
   10                                                            43           0.08              0.00             0.00
   11                                                            44           0.08              0.00             0.00
   12                                                            45           0.08              0.00             0.00
   13                                                            46           0.08              0.00             0.00
   14                                                            47           0.09              0.00             0.00
   15                                                            48           0.09              0.00             0.00
   16                                                            49           0.10              0.00             0.00
   17                                                            50           0.10              0.00             0.00
   18                                                            51           0.11              0.00             0.00
   19                                                            52           0.11              0.00             0.00
   20            0.08             0.00             0.00          53           0.12              0.00             0.00
   21            0.08             0.00             0.00          54           0.12              0.00             0.00
   22            0.08             0.00             0.00          55           0.12              0.00             0.00
   23            0.08             0.00             0.00          56           0.13              0.00             0.00
   24            0.08             0.00             0.00          57           0.13              0.00             0.00
   25            0.08             0.00             0.00          58           0.14              0.00             0.00
   26            0.08             0.00             0.00          59           0.14              0.00             0.00
   27            0.08             0.00             0.00          60           0.15              0.00             0.00
   28            0.08             0.00             0.00          61           0.15              0.00             0.00
   29            0.08             0.00             0.00          62           0.15              0.00             0.00
   30            0.08             0.00             0.00          63           0.15              0.00             0.00
   31            0.08             0.00             0.00          64           0.15              0.00             0.00
   32            0.08             0.00             0.00          65+          0.15              0.00             0.00

                      CURRENT MONTHLY ADMINISTRATIVE CHARGE
                         (Per Thousand of Stated Amount)
             Applicable for Three Years Following Issue or Increase

                                     SMOKERS

                              STATED AMOUNT                                                  STATED AMOUNT
              ---------------------------------------------                  ---------------------------------------------
  ISSUE         $50,000          $500,000        $1,000,000       ISSUE        $50,000          $500,000        $1,000,000
   AGE        TO $499,999      TO $999,999        AND ABOVE        AGE       TO $499,999      TO $999,999       AND ABOVE
  -----       -----------      -----------       ----------       -----      -----------      -----------       ----------
    0             0.12             0.08             0.00           33            0.19             0.09             0.00
    1             0.12             0.08             0.00           34            0.19             0.09             0.00
    2             0.12             0.08             0.00           35            0.19             0.09             0.00
    3             0.12             0.08             0.00           36            0.20             0.09             0.00
    4             0.12             0.08             0.00           37            0.21             0.10             0.00
    5             0.12             0.08             0.00           38            0.22             0.10             0.00
    6             0.13             0.08             0.00           39            0.23             0.10             0.00
    7             0.14             0.08             0.00           40            0.23             0.10             0.00
    8             0.15             0.08             0.00           41            0.24             0.10             0.00
    9             0.16             0.08             0.00           42            0.24             0.10             0.00
   10             0.16             0.08             0.00           43            0.24             0.10             0.00
   11             0.16             0.08             0.00           44            0.24             0.10             0.00
   12             0.16             0.08             0.00           45            0.24             0.10             0.00
   13             0.16             0.08             0.00           46            0.25             0.11             0.00
   14             0.16             0.08             0.00           47            0.26             0.11             0.00
   15             0.16             0.08             0.00           48            0.27             0.11             0.00
   16             0.16             0.08             0.00           49            0.28             0.11             0.00
   17             0.16             0.08             0.00           50            0.29             0.15             0.00
   18             0.16             0.08             0.00           51            0.30             0.15             0.00
   19             0.16             0.08             0.00           52            0.32             0.15             0.00
   20             0.16             0.08             0.00           53            0.33             0.15             0.00
   21             0.16             0.08             0.00           54            0.34             0.15             0.00
   22             0.16             0.08             0.00           55            0.35             0.15             0.00
   23             0.16             0.08             0.00           56            0.35             0.15             0.00
   24             0.16             0.08             0.00           57            0.35             0.15             0.00
   25             0.16             0.08             0.00           58            0.36             0.15             0.00
   26             0.16             0.09             0.00           59            0.36             0.15             0.00
   27             0.17             0.09             0.00           60            0.36             0.15             0.00
   28             0.17             0.09             0.00           61            0.38             0.15             0.00
   29             0.18             0.09             0.00           62            0.38             0.15             0.00
   30             0.18             0.09             0.00           63            0.38             0.15             0.00
   31             0.18             0.09             0.00           64            0.39             0.15             0.00
   32             0.18             0.09             0.00           65+           0.39             0.15             0.00

                                  APPENDIX D(1)
--------------------------------------------------------------------------------

                    GUARANTEED MONTHLY ADMINISTRATIVE CHARGE
                         (Per Thousand of Stated Amount)
             Applicable for Three Years Following Issue or Increase

                             SMOKERS AND NON-SMOKERS

                              STATED AMOUNT                                                STATED AMOUNT
              --------------------------------------------                 --------------------------------------------
  Issue         $50,000         $500,000        $1,000,000      Issue        $50,000         $500,000        $1,000,000
   Age        to $499,999      to $999,999      and above        Age       to $499,999      to $999,999       and above
  -----       -----------      -----------      ----------      -----      -----------      -----------      ----------
    0            0.16             0.08             0.00           33          0.19             0.09             0.00
    1            0.16             0.08             0.00           34          0.19             0.09             0.00
    2            0.16             0.08             0.00           35          0.19             0.09             0.00
    3            0.16             0.08             0.00           36          0.20             0.09             0.00
    4            0.16             0.08             0.00           37          0.21             0.10             0.00
    5            0.16             0.08             0.00           38          0.22             0.10             0.00
    6            0.16             0.08             0.00           39          0.23             0.10             0.00
    7            0.16             0.08             0.00           40          0.23             0.10             0.00
    8            0.16             0.08             0.00           41          0.24             0.10             0.00
    9            0.16             0.08             0.00           42          0.24             0.10             0.00
   10            0.16             0.08             0.00           43          0.24             0.10             0.00
   11            0.16             0.08             0.00           44          0.24             0.10             0.00
   12            0.16             0.08             0.00           45          0.24             0.10             0.00
   13            0.16             0.08             0.00           46          0.25             0.11             0.00
   14            0.16             0.08             0.00           47          0.26             0.11             0.00
   15            0.16             0.08             0.00           48          0.27             0.11             0.00
   16            0.16             0.08             0.00           49          0.28             0.11             0.00
   17            0.16             0.08             0.00           50          0.29             0.15             0.00
   18            0.16             0.08             0.00           51          0.30             0.15             0.00
   19            0.16             0.08             0.00           52          0.32             0.15             0.00
   20            0.16             0.08             0.00           53          0.33             0.15             0.00
   21            0.16             0.08             0.00           54          0.34             0.15             0.00
   22            0.16             0.08             0.00           55          0.35             0.15             0.00
   23            0.16             0.08             0.00           56          0.35             0.15             0.00
   24            0.16             0.08             0.00           57          0.35             0.15             0.00
   25            0.16             0.08             0.00           58          0.36             0.15             0.00
   26            0.16             0.09             0.00           59          0.36             0.15             0.00
   27            0.17             0.09             0.00           60          0.36             0.15             0.00
   28            0.17             0.09             0.00           61          0.38             0.15             0.00
   29            0.18             0.09             0.00           62          0.38             0.15             0.00
   30            0.18             0.09             0.00           63          0.38             0.15             0.00
   31            0.18             0.09             0.00           64          0.39             0.15             0.00
   32            0.18             0.09             0.00          65+          0.39             0.15             0.00

APPENDIX C(1) -- GUARANTEED MONTHLY ADMINISTRATIVE CHARGE

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

                                   APPENDIX E
--------------------------------------------------------------------------------

                           HYPOTHETICAL ILLUSTRATIONS

The following hypothetical illustrations are intended to illustrate how the Policy's Cash Value, Cash Surrender Value and Death Benefit change over time based on a representative insured's age and rating classification as well as a representative premium payment pattern. Each illustration assumes that all premium payments are invested in the Investment Options and Corresponding Funds, and none is invested in the Fixed Account. Each illustration assumes gross rates of returns for the Funds, before deduction of Fund charges, of 0%, 6% and 12%. The examples also reflect the deduction of (i) 5.00% from each premium payment for premium tax (2.50%) and front-end sales charges (2.50%), (ii) the mortality and expense risk charge and separate account expense charge, and (iii) an arithmetic average of Fund expenses.

The Cost of Insurance Rates charged varies by age, sex and underwriting classification. The policy administrative expense charge varies by age, amount of insurance and smoker/non-smoker classification for current charges. Both charges are deducted monthly pro rata from each of the Investment Options.

The mortality and expense risk charge and the separate account expense charge are 0.80% and 10.0%, respectively, for the first fifteen Policy Years; thereafter they are 0.25% and 0.00%, respectively. (Different charges apply for policies issued before May 1, 1998.) Both charges are deducted daily from the unloaned portion of the Cash Value.

The charge for Fund expenses reflected in the illustrations assumes that Cash Value is allocated equally among all Investment Options and is an arithmetic average of investment advisory fees and other expenses charged by each of the available Funds during the most recent calendar year. The Fund expenses used do not reflect any expense reimbursement agreements that may be in effect, as shown in the Policy prospectus summary. If the expense reimbursement arrangements were reflected, values shown in the illustrations may be higher. The actual charges under a Policy for expenses of the Funds will vary from year to year and will depend on the actual allocation of Cash Value and may be higher or lower than those illustrated.

After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -1.59%, 4.41% and 10.41%, respectively, on a current and guaranteed basis during the first fifteen Policy Years, and to approximate net annual rates of -0.94%, 5.06% and 11.06%, respectively, on a current and guaranteed basis thereafter. (Different approximate net annual rates apply for policies issued before May 1, 1998.) These approximate net annual rates of return do not include the deduction of the cost of insurance charge and the policy administrative charge. If they did, they would be lower.

The illustrations do not reflect any charges for federal income taxes against either Separate Account since the Company is not currently deducting such charges from either Fund UL or Fund UL II. However, such charges may be made in the future, and in that event, the gross annual investment rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits, Cash Values and Cash Surrender Values illustrated.

If actual gross rates of return on the Funds are higher or lower than those assumed in these illustrations, and/or if the actual current charges are higher or lower than those assumed in these illustrations, the actual results (Death Benefit, Cash Value, and Cash Surrender Value) will differ from the illustrated results.

Where required by law or upon request, the Company, through its agent, will provide you a personalized illustration based upon the proposed Insured's age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The illustration will show the weighted average Fund expenses, arithmetic average Fund expenses and/or the actual Fund expenses depending on what you request. An explanation of how the Fund expenses are calculated will appear on the illustration. The hypothetical gross annual investment return assumed in such an illustration would not exceed 12%.

                                   MARKETLIFE
            FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                HYPOTHETICAL ILLUSTRATION WITH CURRENT CHARGES**

Male, Issue Age 41                                    Face Amount:      $279,000
Preferred, Non-smoker                                 Annual Premium:  $2,500.00

               TOTAL
              PREMIUMS           DEATH BENEFIT                       CASH VALUE                    CASH SURRENDER VALUE
              WITH 5%    ------------------------------   --------------------------------   -------------------------------
 YEAR         INTEREST      0%        6%          12%          0%         6%         12%        0%         6%          12%
----------------------------------------------------------------------------------------------------------------------------
   1            2,625    279,000   279,000      279,000      1,722      1,845        1,968         0         46          162
   2            5,381    279,000   279,000      279,000      3,376      3,729        4,098     1,653      1,985        2,331
   3            8,275    279,000   279,000      279,000      4,964      5,656        6,409     3,316      3,967        4,674
   4           11,314    279,000   279,000      279,000      6,488      7,630        8,922     4,916      5,989        7,204
   5           14,505    279,000   279,000      279,000      7,942      9,645       11,652     6,453      8,054        9,940
   6           17,855    279,000   279,000      279,000      9,323     11,700       14,618     7,919     10,152       13,023
   7           21,373    279,000   279,000      279,000     10,636     13,799       17,850     9,322     12,374       16,425
   8           25,066    279,000   279,000      279,000     11,876     15,942       21,373    10,656     14,685       20,116
   9           28,945    279,000   279,000      279,000     13,025     18,110       25,199    11,937     17,023       24,111
  10           33,017    279,000   279,000      279,000     14,095     20,317       29,374    13,175     19,397       28,454
  15           56,644    279,000   279,000      279,000     18,234     31,964       56,979    18,234     31,964       56,979
  20           86,798    279,000   279,000      279,000     20,244     45,446      103,798    20,244     45,446      103,798
  25          125,284    279,000   279,000      279,000     16,642     57,722      181,764    16,642     57,722      181,764
  30          174,402    279,000   279,000      364,337      2,848     64,898      316,815     2,848     64,898      316,815
  35          237,091          0   279,000      572,000          0     58,959      544,762         0     58,959      544,762
  40          317,099          0   279,000      972,064          0     20,378      925,775         0     20,378      925,775
  45          419,213          0         0    1,628,281          0          0    1,550,744         0          0    1,550,744
  50          549,538          0         0    2,696,584          0          0    2,568,175         0          0    2,568,175
  54          679,282          0         0    3,910,551          0          0    3,871,833         0          0    3,871,833

These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

** Current cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                                   MARKETLIFE
            FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
               HYPOTHETICAL ILLUSTRATION WITH GUARANTEED CHARGES**

Male, Issue Age 41                                    Face Amount:      $279,000
Preferred, Non-smoker                                 Annual Premium:  $2,500.00

               TOTAL
              PREMIUMS           DEATH BENEFIT                       CASH VALUE                    CASH SURRENDER VALUE
              WITH 5%    ------------------------------   --------------------------------   -------------------------------
 YEAR         INTEREST      0%        6%          12%          0%         6%         12%        0%         6%          12%
----------------------------------------------------------------------------------------------------------------------------
   1            2,625    279,000   279,000      279,000        601        687          774         0          0            0
   2            5,381    279,000   279,000      279,000      1,114      1,324        1,546         0          0            0
   3            8,275    279,000   279,000      279,000      1,535      1,902        2,310        92        438          821
   4           11,314    279,000   279,000      279,000      2,655      3,237        3,908     1,313      1,860        2,491
   5           14,505    279,000   279,000      279,000      3,663      4,534        5,575     2,431      3,249        4,227
   6           17,855    279,000   279,000      279,000      4,555      5,787        7,313     3,437      4,594        6,029
   7           21,373    279,000   279,000      279,000      5,326      6,988        9,125     4,332      5,893        7,902
   8           25,066    279,000   279,000      279,000      5,969      8,124       11,011     5,103      7,129        9,842
   9           28,945    279,000   279,000      279,000      6,474      9,184       12,968     5,748      8,296       11,881
  10           33,017    279,000   279,000      279,000      6,826     10,148       14,991     6,247      9,368       14,071
  15           56,644    279,000   279,000      279,000      5,580     12,530       25,583     5,580     12,530       25,583
  20           86,798          0   279,000      279,000          0      8,313       36,748         0      8,313       36,748
  25          125,284          0         0      279,000          0          0       44,113         0          0       44,113
  30          174,402          0         0      279,000          0          0       36,934         0          0       36,934
  35          237,091          0         0            0          0          0            0         0          0            0
  40          317,099          0         0            0          0          0            0         0          0            0
  45          419,213          0         0            0          0          0            0         0          0            0
  50          549,538          0         0            0          0          0            0         0          0            0
  54          679,282          0         0            0          0          0            0         0          0            0

These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

** Guaranteed cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

        MARKETLIFE POLICIES ISSUED BETWEEN JULY 12, 1995 AND MAY 1, 1998
            FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                HYPOTHETICAL ILLUSTRATION WITH CURRENT CHARGES**

Male, Issue Age 40                                    Face Amount:      $279,000
Preferred, Non-smoker                                 Annual Premium:  $2,500.00

               TOTAL
              PREMIUMS           DEATH BENEFIT                       CASH VALUE                    CASH SURRENDER VALUE
              WITH 5%    ------------------------------   --------------------------------   -------------------------------
 YEAR         INTEREST      0%        6%          12%          0%         6%         12%        0%         6%          12%
----------------------------------------------------------------------------------------------------------------------------
   1            2,625    279,000   279,000      279,000      1,722      1,845        1,968         0         46          162
   2            5,381    279,000   279,000      279,000      3,376      3,729        4,098     1,653      1,985        2,331
   3            8,275    279,000   279,000      279,000      4,964      5,656        6,409     3,316      3,967        4,674
   4           11,314    279,000   279,000      279,000      6,488      7,630        8,922     4,916      5,989        7,204
   5           14,505    279,000   279,000      279,000      7,942      9,645       11,652     6,453      8,054        9,940
   6           17,855    279,000   279,000      279,000      9,323     11,700       14,618     7,919     10,152       13,023
   7           21,373    279,000   279,000      279,000     10,636     13,799       17,850     9,322     12,374       16,425
   8           25,066    279,000   279,000      279,000     11,876     15,942       21,373    10,656     14,685       20,116
   9           28,945    279,000   279,000      279,000     13,025     18,110       25,199    11,937     17,023       24,111
  10           33,017    279,000   279,000      279,000     14,095     20,317       29,374    13,175     19,397       28,454
  15           56,644    279,000   279,000      279,000     18,234     31,964       56,979    18,234     31,964       56,979
  20           86,798    279,000   279,000      279,000     20,037     45,013      102,866    20,037     45,013      102,866
  25          125,284    279,000   279,000      279,000     16,232     56,557      178,446    16,232     56,557      178,446
  30          174,402    279,000   279,000      354,472      2,301     62,565      308,237     2,301     62,565      308,237
  35          237,091          0   279,000      552,033          0     54,737      525,746         0     54,737      525,746
  40          317,099          0   279,000      930,364          0     12,852      886,061         0     12,852      886,061
  45          419,213          0         0    1,545,228          0          0    1,471,646         0          0    1,471,646
  50          549,538          0         0    2,536,994          0          0    2,416,185         0          0    2,416,185
  54          679,282          0         0    3,653,449          0          0    3,617,277         0          0    3,617,277

These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

** Current cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

        MARKETLIFE POLICIES ISSUED BETWEEN JULY 12, 1995 AND MAY 1, 1998
            FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
               HYPOTHETICAL ILLUSTRATION WITH GUARANTEED CHARGES**

Male, Issue Age 40                                    Face Amount:      $279,000
Preferred, Non-smoker                                 Annual Premium:  $2,500.00

               TOTAL
              PREMIUMS           DEATH BENEFIT                       CASH VALUE                    CASH SURRENDER VALUE
              WITH 5%    ------------------------------   --------------------------------   -------------------------------
 YEAR         INTEREST      0%        6%          12%          0%         6%         12%        0%         6%          12%
----------------------------------------------------------------------------------------------------------------------------
   1            2,625    279,000   279,000      279,000        601        687          774         0          0            0
   2            5,381    279,000   279,000      279,000      1,114      1,324        1,546         0          0            0
   3            8,275    279,000   279,000      279,000      1,535      1,902        2,310        92        438          821
   4           11,314    279,000   279,000      279,000      2,655      3,237        3,908     1,313      1,860        2,491
   5           14,505    279,000   279,000      279,000      3,663      4,534        5,575     2,431      3,249        4,227
   6           17,855    279,000   279,000      279,000      4,555      5,787        7,313     3,437      4,594        6,029
   7           21,373    279,000   279,000      279,000      5,326      6,988        9,125     4,332      5,893        7,902
   8           25,066    279,000   279,000      279,000      5,969      8,124       11,011     5,103      7,129        9,842
   9           28,945    279,000   279,000      279,000      6,474      9,184       12,968     5,748      8,296       11,881
  10           33,017    279,000   279,000      279,000      6,826     10,148       14,991     6,247      9,368       14,071
  15           56,644    279,000   279,000      279,000      5,580     12,530       25,583     5,580     12,530       25,583
  20           86,798          0   279,000      279,000          0      8,175       36,358         0      8,175       36,358
  25          125,284          0         0      279,000          0          0       42,858         0          0       42,858
  30          174,402          0         0      279,000          0          0       33,852         0          0       33,852
  35          237,091          0         0            0          0          0            0         0          0            0
  40          317,099          0         0            0          0          0            0         0          0            0
  45          419,213          0         0            0          0          0            0         0          0            0
  50          549,538          0         0            0          0          0            0         0          0            0
  54          679,282          0         0            0          0          0            0         0          0            0

These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

** Guaranteed cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                MARKETLIFE POLICIES ISSUED PRIOR TO JULY 12, 1995
            FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                HYPOTHETICAL ILLUSTRATION WITH CURRENT CHARGES**

Male, Issue Age 40                                    Face Amount:      $279,000
Preferred, Non-smoker                                 Annual Premium:  $2,500.00

               TOTAL
              PREMIUMS           DEATH BENEFIT                       CASH VALUE                    CASH SURRENDER VALUE
              WITH 5%    ------------------------------   --------------------------------   -------------------------------
 YEAR         INTEREST      0%        6%          12%          0%         6%         12%        0%         6%          12%
----------------------------------------------------------------------------------------------------------------------------
   1            2,625    279,000   279,000      279,000      1,728      1,851        1,974         0         52          168
   2            5,381    279,000   279,000      279,000      3,393      3,747        4,116     1,669      2,002        2,349
   3            8,275    279,000   279,000      279,000      4,997      5,693        6,448     3,347      4,001        4,711
   4           11,314    279,000   279,000      279,000      6,542      7,691        8,991     4,966      6,046        7,268
   5           14,505    279,000   279,000      279,000      8,021      9,738       11,761     6,527      8,141       10,042
   6           17,855    279,000   279,000      279,000      9,431     11,832       14,780     8,020     10,277       13,184
   7           21,373    279,000   279,000      279,000     10,776     13,979       18,079     9,454     12,554       16,654
   8           25,066    279,000   279,000      279,000     12,052     16,179       21,688    10,822     14,921       20,430
   9           28,945    279,000   279,000      279,000     13,240     18,412       25,618    12,153     17,324       24,531
  10           33,017    279,000   279,000      279,000     14,353     20,694       29,921    13,433     19,774       29,001
  15           56,644    279,000   279,000      279,000     18,743     32,891       58,667    18,743     32,891       58,667
  20           86,798    279,000   279,000      279,000     20,377     45,898      105,076    20,377     45,898      105,076
  25          125,284    279,000   279,000      279,000     16,419     57,306      181,104    16,419     57,306      181,104
  30          174,402    279,000   279,000      357,360      2,406     63,082      310,748     2,406     63,082      310,748
  35          237,091          0   279,000      552,679          0     54,959      526,361         0     54,959      526,361
  40          317,099          0   279,000      925,189          0     12,840      881,132         0     12,840      881,132
  45          419,213          0         0    1,526,401          0          0    1,453,715         0          0    1,453,715
  50          549,538          0         0    2,489,419          0          0    2,370,876         0          0    2,370,876
  54          679,282          0         0    3,565,830          0          0    3,530,525         0          0    3,530,525

These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

** Current cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                MARKETLIFE POLICIES ISSUED PRIOR TO JULY 12, 1995
            FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
               HYPOTHETICAL ILLUSTRATION WITH GUARANTEED CHARGES**

Male, Issue Age 40                                    Face Amount:      $279,000
Preferred, Non-smoker                                 Annual Premium:  $2,500.00

               TOTAL
              PREMIUMS           DEATH BENEFIT                       CASH VALUE                    CASH SURRENDER VALUE
              WITH 5%    ------------------------------   --------------------------------   -------------------------------
 YEAR         INTEREST      0%        6%          12%          0%         6%         12%        0%         6%          12%
----------------------------------------------------------------------------------------------------------------------------
   1            2,625    279,000   279,000      279,000        605        691          778         0          0            0
   2            5,381    279,000   279,000      279,000      1,124      1,334        1,557         0          0            0
   3            8,275    279,000   279,000      279,000      1,552      1,922        2,331       109        456          841
   4           11,314    279,000   279,000      279,000      2,682      3,268        3,944     1,339      1,889        2,524
   5           14,505    279,000   279,000      279,000      3,703      4,582        5,632     2,468      3,294        4,281
   6           17,855    279,000   279,000      279,000      4,611      5,856        7,398     3,489      4,659        6,109
   7           21,373    279,000   279,000      279,000      5,400      7,082        9,247     4,401      5,982        8,017
   8           25,066    279,000   279,000      279,000      6,062      8,250       11,178     5,191      7,247       10,000
   9           28,945    279,000   279,000      279,000      6,589      9,345       13,192     5,856      8,447       12,105
  10           33,017    279,000   279,000      279,000      6,964     10,349       15,284     6,376      9,558       14,364
  15           56,644    279,000   279,000      279,000      5,832     13,007       26,473     5,832     13,007       26,473
  20           86,798          0   279,000      279,000          0      8,717       37,657         0      8,717       37,657
  25          125,284          0         0      279,000          0          0       44,892         0          0       44,892
  30          174,402          0         0      279,000          0          0       37,485         0          0       37,485
  35          237,091          0         0            0          0          0            0         0          0            0
  40          317,099          0         0            0          0          0            0         0          0            0
  45          419,213          0         0            0          0          0            0         0          0            0
  50          549,538          0         0            0          0          0            0         0          0            0
  54          679,282          0         0            0          0          0            0         0          0            0

These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

** Guaranteed cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

To learn more about the Policy, you should read the Statement of Additional Information (SAI) dated the same date as this prospectus, which is incorporated by reference into this Prospectus. For a free copy of the SAI or for other Policy inquiries please contact us by writing to Travelers Life & Annuity, One Cityplace, Hartford, CT 06103-3415, call 1-800-334-4298 or access the SEC's website (http://www.sec.gov).

To obtain free copies of personalized illustrations of death benefits, cash surrender values, and cash values please contact your agent or registered representative.

The SAI and additional information about the Registrant can be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the Registrant are available on the Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC 20549-0102.

Investment Company Act File Numbers: 811-03297 and 811-07411

                                                                         L-11843

                                                                           05/05

                                     INVEST
                             MAY 2, 2005 PROSPECTUS
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                            ISSUED TO INDIVIDUALS BY:
           THE TRAVELERS INSURANCE COMPANY -- THE TRAVELERS FUND UL (A
                               SEPARATE ACCOUNT)

This prospectus describes information you should know before you purchase INVEST (the Policy), a flexible premium variable life insurance policy issued by The Travelers Insurance Company (TIC. Please be aware that this is a prospectus, which highlights many Policy provisions and communicates the Policy's primary features. SOME POLICY FEATURES MAY NOT BE AVAILABLE IN SOME STATES AND THERE MAY BE VARIATIONS IN YOUR POLICY FROM DESCRIPTIONS CONTAINED IN THIS PROSPECTUS BECAUSE OF DIFFERENCES IN STATE LAW THAT AFFECT THE POLICIES. We use certain terms throughout this prospectus, which are defined in APPENDIX A. The language of the Policy itself determines your rights and obligations under the Policy. Please keep this prospectus for future reference.

As a LIFE INSURANCE POLICY, the Policy is a contract between you and the Company. The Policy is designed to provide insurance protection on the life of an individual and to build Cash Value. You agree to make sufficient Premium Payments to the Company and the Company agrees to pay a Death Benefit to your Beneficiary after the death of the Named Insured (Insured). Premium Payments are flexible in both frequency and amount. You can build Cash Value by investing in a variety of INVESTMENT OPTIONS, which, in turn, invest in professionally managed Mutual Funds (THE FUNDS) (LISTED BELOW). The value of your Policy will vary based on the performance of the Funds you select.


Capital Appreciation Fund
Dreyfus Stock Index Fund -- Initial Shares
High Yield Bond Trust
Managed Assets Trust
Money Market Portfolio
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
   Templeton Global Asset Allocation Fund -- Class 1 Shares
   Templeton Global Income Securities Fund -- Class 1 Shares
   Templeton Growth Securities Fund -- Class 1 Shares
GREENWICH STREET SERIES FUND
   Fundamental Value Portfolio
THE TRAVELERS SERIES TRUST
   Pioneer Fund Portfolio(1)
   U.S. Government Securities Portfolio
   Zero Coupon Bond Fund Portfolio Series 2005

TRAVELERS SERIES FUND INC.
    AIM Capital Appreciation Portfolio
   MFS Total Return Portfolio
   Smith Barney High Income Portfolio
   Strategic Equity Portfolio(2)
VARIABLE INSURANCE PRODUCTS FUND
    Asset Manager SM Portfolio -- Initial Class(3)
    Equity-Income Portfolio -- Initial Class
    Growth Portfolio -- Initial Class
   High Income Portfolio -- Initial Class

--------------
(1)   Formerly Utilities Portfolio
(2)   Formerly Alliance Growth Portfolio
(3)   Formerly Asset Manager Portfolio -- Initial Class

To learn more about the Policy you can request a copy of the Statement of Additional Information ("SAI") dated May 2, 2005. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to Travelers Life & Annuity, One Cityplace, 3CP, Hartford, Connecticut 06103-3415, call 1-800-334-4298 or access the SEC's website (http://www.sec.gov).

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE LIFE INSURANCE POLICIES ARE NOT DEPOSITS OF ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER GOVERNMENT AGENCY. REPLACING ANY EXISTING LIFE INSURANCE POLICY WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE.

                                TABLE OF CONTENTS

SUMMARY OF PRINCIPAL POLICY BENEFITS AND RISKS.............................   4
Policy Summary ............................................................   4
Principal Policy Benefits..................................................   4
Principal Policy Risks.....................................................   5
Fund Company Risks.........................................................   6
FEE TABLES.................................................................   7
Transaction Fees...........................................................   7
Periodic Charges Other Than Fund Operating Expenses........................   8
Charges for Optional Riders................................................  10
Fund Charges and Expenses..................................................  11
DESCRIPTION OF THE COMPANY, SEPARATE ACCOUNTS AND FUNDS....................  14
The Insurance Company......................................................  14
The Separate Account and Its Investment Options............................  15
The Funds..................................................................  15
Voting Rights..............................................................  18
Conflicts of Interest......................................................  18
POLICY CHARGES AND DEDUCTIONS..............................................  18
Charges Against Premium....................................................  19
Charges Against Cash Value.................................................  19
Charges Against the Separate Account.......................................  20
Fund Charges...............................................................  20
Modification, Reserved Rights, and Other Charges...........................  21
POLICY DESCRIPTION.........................................................  21
Applying for a Policy......................................................  21
When Coverage Begins.......................................................  22
Right to Cancel (free look period).........................................  22
Tax Free `Section 1035' Exchanges..........................................  22
Ownership/Policy Rights....................................................  22
PREMIUMS...................................................................  24
Amount, Frequency and Duration of Premium Payments.........................  24
Allocation of Premium Payments.............................................  24
VALUES UNDER YOUR POLICY...................................................  24
Cash Value.................................................................  24
Investment Option Valuation................................................  25
Loan Account Valuation.....................................................  26
TRANSFERS..................................................................  26
Transfer of Cash Value.....................................................  26
Telephone Transfers........................................................  27
DEATH BENEFIT..............................................................  27
Death Benefit Examples.....................................................  28
Changing the Death Benefit Option..........................................  29
Paying the Death Benefit and Payment Options...............................  29

BENEFITS AT MATURITY.......................................................  30
OTHER BENEFITS.............................................................  30
Exchange Option............................................................  30
Riders.....................................................................  30
POLICY SURRENDERS..........................................................  31
Full Surrender.............................................................  31
Partial Surrender..........................................................  31
POLICY LOANS...............................................................  31
Effects of Loans...........................................................  32
LAPSE AND REINSTATEMENT....................................................  32
Lapse......................................................................  32
Grace Period...............................................................  32
Reinstatement..............................................................  32
FEDERAL TAX CONSIDERATIONS.................................................  33
Potential Benefits of Life Insurance.......................................  33
Tax Status of the Policy...................................................  33
Tax Treatment of Policy Benefits...........................................  34
OTHER TAX CONSIDERATIONS...................................................  36
Insurable Interest.........................................................  37
The Company's Income Taxes.................................................  37
Alternative Minimum Tax....................................................  37
DISTRIBUTION & COMPENSATION................................................  37
Distribution...............................................................  37
Compensation -- General....................................................  38
Compensation -- Types......................................................  38
OTHER POLICY INFORMATION...................................................  39
Payment and Suspension of Valuation........................................  39
Policy Statements..........................................................  40
Limits on Right to Contest and Suicide Exclusion...........................  40
Misstatement as to Sex and Age.............................................  40
Policy Changes.............................................................  40
Emergency Procedure........................................................  41
Restrictions on Financial Transactions.....................................  41
LEGAL PROCEEDINGS..........................................................  41
FINANCIAL STATEMENTS.......................................................  41
APPENDIX A: GLOSSARY OF TERMS USED THROUGHOUT THIS PROSPECTUS.............. A-1
APPENDIX B: ANNUAL MINIMUM PREMIUMS........................................ B-1
APPENDIX C: PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE................. C-1
APPENDIX D: MONTHLY ADMINISTRATIVE CHARGE.................................. D-1
APPENDIX E: ILLUSTRATIONS ................................................. E-1

                 SUMMARY OF PRINCIPAL POLICY BENEFITS AND RISKS

This section provides a SUMMARY of the Policy and the principal policy benefits and risks. YOU SHOULD READ THE ENTIRE PROSPECTUS BEFORE PURCHASING THE POLICY. IMPORTANT DETAILS REGARDING THE POLICY ARE CONTAINED IN OTHER SECTIONS OF THIS PROSPECTUS.

                                 POLICY SUMMARY

INVEST is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with Death Benefits, Cash Values, and other features traditionally associated with life insurance. To provide these benefits to you, we deduct amounts from your Premium Payments and Policy assets to pay insurance costs, sales and Policy expenses. The Policy is a security because the Cash Value and, under certain circumstances, the Amount Insured and Death Benefit may increase and decrease based on the performance of the Investment Options you select.

                            PRINCIPAL POLICY BENEFITS

       o   Death Benefit

           We will pay your Beneficiary a Death Benefit after the death of the Insured while this Policy is in effect. There are two primary amounts involved in determining the Death Benefit under this Policy. First, when you apply for your Policy you will state the amount of life insurance coverage (THE STATED AMOUNT) that you wish to purchase on the Insured. Second, for a Policy to qualify as life insurance under federal tax law, it must provide a minimum amount of insurance in relation to the Cash Value of your Policy (THE MINIMUM AMOUNT INSURED). Generally, the Cash Value of your Policy is the sum of the values in the Investment Options and your Loan Account Value.

           In addition to choosing the Stated Amount, you must also choose a Death Benefit option. There are two Death Benefit options available:

           o OPTION 1 -- LEVEL OPTION: the Death Benefit will be the greater of (i) the Stated Amount or (ii) the Minimum Amount Insured.

           o OPTION 2 -- VARIABLE OPTION: the Death Benefit will be the greater of (i) the Stated Amount plus the Cash Value of the Policy or (ii) the Minimum Amount Insured.

           The Death Benefit may be increased or decreased by changes in the Stated Amount, surrenders, outstanding loans and charges or by certain Riders.

       o   Policy Surrenders (Withdrawals)

           You may withdraw some or all of your money from your Policy (minus any applicable charges and fees).

       o   Policy Loans

           You may borrow against your Policy using your Policy as collateral.

       o   The Investment Options and the Corresponding Funds

           You may select from a wide variety of Investment Options. Each Investment Option invests directly in a professionally managed Fund. You may transfer Cash Value among any of the Investment Options while continuing to defer current income taxes.

       o   Flexible Premium Payments

           After you make the initial Premium Payment, you may choose the amount and frequency of future Premium Payments, within certain limits.

       o   Payment Options

           You or your Beneficiary can choose from a variety of fixed and variable Payment Options (e.g., lump sum or various periodic payments) to receive the Policy Proceeds.

       o   Tax-Free Death Benefit

           Your Beneficiary may receive the Death Benefit free of income tax, and with properly structured ownership you can also avoid estate tax on the Death Benefit.
       o   Right to Cancel Period

           We urge you to examine your Policy closely. When you receive your Policy, the Right to Cancel Period begins. This period is at least ten (10) days, or more if required by state law. If, for any reason, you are not satisfied, you may return the Policy to us during the Right to Cancel Period for a refund.

       o   Exchange Option

           During the first two Policy Years you can exchange this Policy for a form of non-variable permanent individual life insurance.

       o   Riders (Supplemental Insurance Benefits)

           You may add additional insurance to your Policy by Rider. A number of different riders are available. Please see "Other Benefits" for descriptions of all the riders.

       o   Personalized Illustrations

           You may request personalized illustrations for the Policy that reflect your age, sex, underwriting classification, the specified insurance benefits and the premium requested. These hypothetical illustrations may help you to understand how the Contract Value and Death Benefit can change over time and how the investment performance of the Funds impact the Contract Value and the Death Benefit. The illustrations may also help you compare the Policy to other life insurance policies. Personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or Contract Value.

                             PRINCIPAL POLICY RISKS

       o   Poor Fund Performance (Investment Risk)

           The value of your Policy is tied to the investment performance of the Funds and allocation percentages you choose. If those Funds perform poorly, the value of your Policy will decrease. Since we continue to deduct charges from the Cash Value, if investment results are too low, the Cash Surrender Value of your Policy may fall to zero. In that case, the Policy will, after a grace period, terminate without value and insurance coverage will no longer be in effect.

       o   Tax Risks

           We believe, but do not guarantee, that the Policy should be considered a life insurance policy under federal tax law. If the Policy was determined not to be a life insurance policy for federal tax purposes, you may be considered to be in constructive receipt of Policy Value, with adverse tax consequences, and all or a part of the proceeds paid under the Policy may be taxable to the Beneficiary. There is also a possibility that even if your Policy is treated as life insurance for federal tax purposes, it could be treated as a modified endowment contract (MEC) under federal tax laws (usually if your Premium payments in the first seven policy years or less exceed certain limits). If your Policy is a MEC, partial surrenders, collateral assignments and Policy loans could incur taxes, and any distributions or deemed distributions could incur the additional 10% tax on early withdrawals.

       o   Policy Lapse

           There is a risk that if partial surrenders, loans, and monthly deductions reduce your Cash Surrender Value to too low an amount and/or if the investment experience of your selected Investment Options is unfavorable, then your Policy could lapse. If your Policy lapses, then the Policy and all rights and benefits under it will terminate.

       o   Policy Withdrawal Limitations

           Full and Partial surrenders may be subject to a surrender charge. The minimum partial surrender amount is $500. Surrenders will reduce the Death Benefit, the Amount Insured and the Cash Value of the Policy. Federal income taxes and a penalty tax may apply to partial surrenders.

       o   Credit Risk

           The Death Benefit guarantees and rider guarantees depend on the Company's financial ability to fulfill their obligations. You should review the Company's financial statements, which are available upon request and are attached to the Statement of Additional Information.

       o   Effects of Policy Loans

           A Policy loan, whether or not repaid, will affect your Policy's Cash Value over time because we transfer the amount of the loan from the Investment Options to the Loan Account and hold it as collateral. As a result, the loan collateral does not participate in the investment results of the Investment Options. A Policy loan also reduces the Death Benefit proceeds and could make it more likely that a Policy will lapse.

       o   Increase in Current Fees and Expenses

           Certain Policy fees and expenses are currently charged at less than their maximum amounts. We may increase these current fees and expenses up to the guaranteed maximum levels.

       o   Policy is not Suited for Short-Term Investment

           We designed the Policy to meet long-term financial goals. You should not purchase this Policy to meet any short-term investment goals or if you think you will surrender all or part of your Policy in the short-term.

                               FUND COMPANY RISKS

       o A comprehensive discussion of the risks of each Fund may be found in each Fund Company's prospectus.

       o Each Fund has its own goal, investment objective and investment strategies that affect the risks associated with investing in that Fund.

           A Fund always carries investment risks although some types carry more risk than others. Generally, the higher the potential return, the higher the risk of loss. Before you decide which Funds to choose, you should consider whether the goals and risks of a Fund are a good fit for your investment plan.

           There is no assurance that any of the Funds will achieve their stated investment objective.

                                   FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time you buy the Policy or surrender the Policy. The tables disclose the Maximum Guaranteed Charge, the Current Charge and where the amount of a charge depends on the Insured's characteristics, such as age or rating classification, the charge for a Sample Insured.

                                TRANSACTION FEES

             CHARGE                 WHEN WE DEDUCT THE CHARGE                         AMOUNT DEDUCTED
-----------------------------------------------------------------------------------------------------------------------------
Sales Charge                       Upon receipt of each        Current Charge:               2.50% of each Premium Payment
$50,000 - $499,999                 Premium Payment             --------------------------------------------------------------
of Stated Amount                                               GUARANTEED CHARGE:            2.50% OF EACH PREMIUM PAYMENT

-----------------------------------------------------------------------------------------------------------------------------
Sales Charge                       Upon receipt of each        Current Charge:               2.00% of each Premium Payment
$500,000 - $999,999                Premium Payment             --------------------------------------------------------------
of Stated Amount                                               GUARANTEED CHARGE:            2.00% OF EACH PREMIUM PAYMENT

-----------------------------------------------------------------------------------------------------------------------------
Sales Charge                       Not applicable              Current Charge:               0.00% of each Premium Payment
$1,000,000+                                                     --------------------------------------------------------------
of Stated Amount                                               GUARANTEED CHARGE:            0.00% OF EACH PREMIUM PAYMENT

-----------------------------------------------------------------------------------------------------------------------------
Premium Tax Charge                 Upon receipt of each        Current Charge:               2.50% of each Premium Payment
(Waived for policies issued in     Premium Payment             GUARANTEED CHARGE:            2.50% OF EACH PREMIUM PAYMENT
PR)
-----------------------------------------------------------------------------------------------------------------------------
Surrender Charge                   When you fully surrender    Current Charge:               Rates per $1000 of Stated
                                   your Policy within the                                    Amount for First Year of
                                   first ten (10) Policy                                     Coverage:
                                   Years and for the first                                   Minimum: $1.63(2)
                                   ten (10) Policy Years                                     Maximum: $25.40(3)
                                   after an increase in
                                   Stated Amount. In addition  --------------------------------------------------------------
                                   to the per $1,000 of        GUARANTEED CHARGE:            RATES PER $1000 OF STATED
                                   Stated Amount Surrender                                   AMOUNT FOR FIRST YEAR OF
                                   Charge, there is also                                     COVERAGE:
                                   another charge that is the                                MINIMUM: $1.63(2)
                                   smallest of 6% of the Cash                                MAXIMUM: $25.40(3)
                                   Value being surrendered,    --------------------------------------------------------------
                                   6% of the amount of         Sample Charge for a           Rates per $1000 of Stated
                                   premiums actually paid      44-year-old male,             Amount for First Year of
                                   within the five years       non-smoker, standard risk     Coverage:
                                   preceding the surrender,    class, with death benefit     Current:    $5.14
                                   or 9% of the total Annual   option 1 and a $990,000 face  Guaranteed: $5.14
                                   Minimum Premiums for each   amount.
                                   full or partial Policy
                                   Year during the five years
                                   preceding the surrender,
                                   whether paid or not.

-----------------------------------------------------------------------------------------------------------------------------
Surrender Charge (Partial)(1)      When you partially          Current Charge:               Varies depending on surrender
                                   surrender your Policy                                     amount and cash value
                                   within the first ten (10)
                                   Policy Years and for the    --------------------------------------------------------------
                                   first ten (10) Policy       GUARANTEED CHARGE:            VARIES DEPENDING ON SURRENDER
                                   Years after an increase in                                AMOUNT AND CASH VALUE
                                   Stated Amount, there is a
                                   charge that is the
                                   smallest of 6% of the Cash
                                   Value being surrendered,
                                   6% of the amount of
                                   premiums actually paid
                                   within the the five years
                                   preceding the surrender,
                                   or 9% of the total Annual
                                   Minimum Premiums for each
                                   full or partial Policy
                                   Year during the five years
                                   preceding the surrender,
                                   whether paid or not.

             CHARGE                 WHEN WE DEDUCT THE CHARGE                         AMOUNT DEDUCTED
-----------------------------------------------------------------------------------------------------------------------------
Decrease of Stated Amount (1)      When a decrease in Stated   Current Charge:               Rates per $1000 of Stated
                                   Amount is requested                                       Amount for the First Year of
                                                                                             Coverage:
                                                                                             Minimum: $1.63(2)
                                                                                             Maximum: $25.40(3)
                                                               --------------------------------------------------------------
                                                               GUARANTEED CHARGE:            RATES PER $1000 OF STATED
                                                                                             AMOUNT FOR FIRST YEAR OF
                                                                                             COVERAGE:
                                                                                             MINIMUM: $1.63(2)
                                                                                             MAXIMUM: $25.40(3)
                                                               --------------------------------------------------------------
                                                               Sample Charge for a           Rates per $1000 of Stated
                                                               44-year-old male,             Amount for First Year of
                                                               non-smoker, standard risk     Coverage:
                                                               class, with death benefit     Current: $5.14
                                                               option 1 and a $990,000 face  Guaranteed: $5.14
                                                               amount.
-----------------------------------------------------------------------------------------------------------------------------

--------------
(1) Current and Guaranteed charges may vary in certain states but will not exceed the Guaranteed charges shown above. The rates vary depending on the age, gender, policy duration and the amount of insurance coverage. This rate may not be representative of the charge that a particular policy owner would pay. To obtain information on the charges that would apply to you, please contact your agent or registered representative.

(2) Sample charge for any insured with a specified amount at or above $1,000,000 and with an issue age less than 5-years old regardless of sex, risk class or underwriting.

(3) Sample charge for any insured with a specified amount less than $500,000 and with an issue age greater than 64-years old regardless of sex, risk class or underwriting.

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund expenses.

               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

             CHARGE                 WHEN WE DEDUCT THE CHARGE                         AMOUNT DEDUCTED
-----------------------------------------------------------------------------------------------------------------------------
Cost of Insurance Charge (COI(1))  Monthly on the Deduction    Current Charge:               Rates per $1000 of Net Amount
                                   Day                                                       At Risk for the First Year of
                                                                                             Coverage:
                                                                                             Minimum:  $0.0571(2)
                                                                                             Maximum: $35.52259(3)
                                                               --------------------------------------------------------------
                                                               GUARANTEED CHARGE:            RATES PER $1000 OF NET AMOUNT
                                                                                             AT RISK FOR FIRST YEAR OF
                                                                                             COVERAGE:
                                                                                             MINIMUM:  $0.0571(2)
                                                                                             MAXIMUM:  $47.18322(3)
                                                               --------------------------------------------------------------
                                                               Sample Charge for a           Rates per $1000 of Net Amount
                                                               44-year-old male,             At Risk for First Year of
                                                               non-smoker, standard risk     Coverage:
                                                               class, with death benefit     Current:       $0.1716
                                                               option 1 and a $990,000 face  Guaranteed: $0.2424
                                                               amount.
-----------------------------------------------------------------------------------------------------------------------------

             CHARGE                 WHEN WE DEDUCT THE CHARGE                         AMOUNT DEDUCTED
-----------------------------------------------------------------------------------------------------------------------------
Policy Administrative Expense      Monthly from Cash Value     Current Charge:               Monthly Rate per $1000 of
Charges                            for the first three (3)                                   Initial Stated Amount for the
                                   Policy Years on the                                       first three years of coverage
                                   Deduction Date                                            or for the three years
                                                                                             following an increase in
                                                                                             Stated Amount:
                                                                                             Minimum: $0.00(4)
                                                                                             Maximum: $0.39(5)
                                                               --------------------------------------------------------------
                                                               GUARANTEED CHARGE:            MONTHLY RATE PER $1000 OF
                                                                                             INITIAL STATED AMOUNT FOR THE
                                                                                             FIRST THREE YEARS OF COVERAGE
                                                                                             OR FOR THE THREE YEARS
                                                                                             FOLLOWING AN INCREASE IN
                                                                                             STATED AMOUNT:
                                                                                             MINIMUM: $0.00(4)
                                                                                             MAXIMUM: $0.39(5)
                                                               --------------------------------------------------------------
                                                               Sample Charge for a           Monthly Rate per $1000 of
                                                               44-year-old male,             Initial Stated Amount for the
                                                               non-smoker, standard risk     first three years of coverage
                                                               class, with death benefit     or for the three years
                                                               option 1 and a $990,000 face  following an increase in
                                                               amount.                       Stated Amount:
                                                                                             Current: $0.23
                                                                                             Guaranteed: $0.23
-----------------------------------------------------------------------------------------------------------------------------

--------------
(1) The current cost of insurance charges shown are for a preferred nonsmoker underwriting and risk class while the Guaranteed charges are based on the 1980 Commissioners Standard Ordinary (1980 CSO Tables). The cost of insurance rates listed do not reflect the addition of any "flat extras." Flat extras account for adverse risks that, if applied, would increase the cost of insurance rates shown above.

(2)  Sample charge for a 9-year-old female death benefit option 1.

(3) Sample charge for an 80-year-old male, smoker, Table 10, with death benefit option 1.

(4) Sample charge for any insured with stated amounts $1,000,000 or more regardless of age, sex, risk class or underwriting.

(5) Sample charge for any insured with stated amounts less than $500,000, smoker risk class and issue ages between 64-80 years old (inclusive) regardless of sex or underwriting.

       PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES (CONTINUATION)

             CHARGE                 WHEN WE DEDUCT THE CHARGE                         AMOUNT DEDUCTED
-----------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk (M&E)   Daily from the unloaned     Current Charge:               0.60% on an annual basis of
Charge                             portion of the Cash Value                                 the amounts in the Investment
                                                                                             Options for all Policy Years
                                                               --------------------------------------------------------------
                                                               GUARANTEED CHARGE:            0.80% ON AN ANNUAL BASIS OF
                                                                                             THE AMOUNTS IN THE INVESTMENT
                                                                                             OPTIONS FOR ALL POLICY YEARS
-----------------------------------------------------------------------------------------------------------------------------
Administrative Expense Charge      Daily from the unloaned     Current Charge:               0.00% on an annual basis of
                                   portion of Cash Value                                     the amounts in the Investment
                                                                                             Options
                                                               --------------------------------------------------------------
                                                               GUARANTEED CHARGE:            0.10% ON AN ANNUAL BASIS OF
                                                                                             THE AMOUNTS IN THE INVESTMENT
                                                                                             OPTIONS
-----------------------------------------------------------------------------------------------------------------------------
Policy Loan Cost(1)                Monthly from the Loan       Current Charge:               2.00% (2.38% in VI) on an
                                   Account                                                   annual basis on the amount
                                                                                             loaned for all Policy Years
                                                               --------------------------------------------------------------
                                                               GUARANTEED CHARGE:            SAME AS CURRENT
-----------------------------------------------------------------------------------------------------------------------------

--------------
(1) The Policy Loan Cost reflects the difference between the loan interest rate charged and the loan interest rate credited (see the Policy Loans section for more information).

                           CHARGES FOR OPTIONAL RIDERS

             CHARGE                 WHEN WE DEDUCT THE CHARGE                         AMOUNT DEDUCTED
-----------------------------------------------------------------------------------------------------------------------------
Child Term Insurance Rider         Monthly from the unloaned   Current Charge:               Monthly Rate per $1000 of
                                   portion of the Cash Value                                 Child Term Rider Unit for the
                                   on the Deduction Date.                                    First Year of Coverage:
                                                                                             Without Waiver of Deduction
                                                                                             Amount Coverage Rider: $0.50
                                                                                             With Waiver of Deduction
                                                                                             Amount Coverage Rider: $0.52
                                                               --------------------------------------------------------------
                                                               GUARANTEED CHARGE:            MONTHLY RATE PER $1000 OF
                                                                                             CHILD TERM RIDER UNIT FOR THE
                                                                                             FIRST YEAR OF COVERAGE:
                                                                                             WITHOUT WAIVER OF DEDUCTION
                                                                                             AMOUNT COVERAGE RIDER: $0.50
                                                                                             WITH WAIVER OF DEDUCTION
                                                                                             AMOUNT COVERAGE RIDER: $0.52
                                                               --------------------------------------------------------------
                                                               Sample Charge for an          Monthly Rate per $1000 of
                                                               18-year-old female with       Child Term Rider Unit for the
                                                               $7,000 Child Term Rider face  First Year of Coverage:
                                                               amount                        Without Waiver of Deduction
                                                                                             Amount Coverage Rider  $0.50
                                                                                             With Waiver of Deduction
                                                                                             Amount Coverage Rider: $0.52
-----------------------------------------------------------------------------------------------------------------------------
Family Benefit Rider               Monthly from the unloaned   Current Charge:               Rate per $1000 of Term Amount
                                   portion of the Cash Value                                 for the First Coverage Year:
                                   on the Deduction Date.                                    Minimum: 0.323000(4)
                                                                                             Maximum: 0.52000(5)
                                                               --------------------------------------------------------------
                                                               GUARANTEED CHARGE:            RATE PER $1000 OF TERM AMOUNT
                                                                                             FOR THE FIRST COVERAGE YEAR:
                                                                                             MINIMUM: 0.323000(4)
                                                                                             MAXIMUM: 0.52000(5)
                                                               --------------------------------------------------------------
                                                               Sample Charge for a           Rate per $1000 of Term Amount
                                                               35-year-old male,             for the First Coverage Year:
                                                               non-smoker, standard risk     Minimum: 0.38950
                                                               class, with a $25,000 face    Maximum: 0.39980
                                                               amount
-----------------------------------------------------------------------------------------------------------------------------
Accidental Death Benefit Rider     Monthly from the unloaned   Current Charge:               Monthly Rate per $1000 of
(Minimum face amount of $25,000.   portion of the Cash Value                                 Term Amount for the First
Maximum limits are $100,000 for    on the Deduction Date.                                    Coverage Year:
issue ages less than 26.                                                                     Minimum: $0.0792(6)
Otherwise the maximum limit is                                                               Maximum: $0.3080(7)
$300,000. Rider face cannot
exceed the base face minimum.)
                                                               --------------------------------------------------------------
                                                               GUARANTEED CHARGE:            MONTHLY RATE PER $1000 OF
                                                                                             TERM AMOUNT FOR THE FIRST
                                                                                             COVERAGE YEAR:
                                                                                             MINIMUM: 0.0792(6)
                                                                                             MAXIMUM: 0.3080(7)
                                                               --------------------------------------------------------------
                                                               Sample Charge for a           Monthly Rate per $1000 of
                                                               32-year-old male,             Term Amount for the First
                                                               non-smoker, standard risk     Coverage Year:
                                                               class, with death benefit     Minimum: 0.0880
                                                               option 1 and a $75,000 face   Maximum: 0.0880
                                                               amount
-----------------------------------------------------------------------------------------------------------------------------

                   CHARGES FOR OPTIONAL RIDERS (CONTINUATION)

             CHARGE                 WHEN WE DEDUCT THE CHARGE                         AMOUNT DEDUCTED
-----------------------------------------------------------------------------------------------------------------------------
Cost of Living Adjustment      Monthly from the unloaned portion   Current Charge:               Rates per $1000 of Net
Rider (1)*                     of the Cash Value on the                                          Amount At Risk for the
                               Deduction Date                                                    First Year of Coverage:
                                                                                                 Minimum: $0.0571(2)
                                                                                                 Maximum: $35.52259(3)
                                                                   ----------------------------------------------------------
                                                                   GUARANTEED CHARGE:            RATES PER $1000 OF NET
                                                                                                 AMOUNT AT RISK FOR FIRST
                                                                                                 YEAR OF COVERAGE:
                                                                                                 MINIMUM: $0.0571(2)
                                                                                                 MAXIMUM: $47.18322(3)
                                                                   ----------------------------------------------------------
                                                                   Sample Charge for a           Rates per $1000 of Net
                                                                   41-year-old male,             Amount At Risk for First
                                                                   non-smoker, standard risk     Year of Coverage:
                                                                   class, with death benefit     Current: $0.1973
                                                                   option 1 and a $204,000 face  Guaranteed: $0.2859
                                                                   amount.
-----------------------------------------------------------------------------------------------------------------------------
Waiver of Deduction Amount     Monthly from the unloaned portion   Current Charge:               Monthly Rate per $1000 of
Rider                          of the Cash Value on the                                          Monthly Deduction Amount
                               Deduction Date                                                    for the First Year of
                                                                                                 Coverage:
                                                                                                 Minimum: $0.0000(8)
                                                                                                 Maximum: $0.2587(9)
                                                                   ----------------------------------------------------------
                                                                   GUARANTEED CHARGE:            MONTHLY RATE PER $1000 OF
                                                                                                 MONTHLY DEDUCTION AMOUNT
                                                                                                 FOR THE FIRST YEAR OF
                                                                                                 COVERAGE:
                                                                                                 MINIMUM: $0.0000(8)
                                                                                                 MAXIMUM: $0.2587(9)
                                                                   ----------------------------------------------------------
                                                                   Sample Charge for a           Monthly Rate per $1000 of
                                                                   37-year-old male,             Monthly Deduction Amount
                                                                   non-smoker, standard risk     for the First Year of
                                                                   class, with death benefit     Coverage:
                                                                   option 1 and a $201,000 face  Current: $0.0122
                                                                   amount.                       Guaranteed: $0.0122
-----------------------------------------------------------------------------------------------------------------------------

--------------
(1) The current cost of insurance charges shown are for a preferred nonsmoker underwriting and risk class while the Guaranteed charges are based on the 1980 Commissioners Standard Ordinary (1980 CSO Tables).

(2) Sample charge for a 9-year-old female preferred plus underwriting class with death benefit option 1.

(3) Sample charge for an 80-year-old male, smoker, Table 10, with death benefit option 1.

(4) Sample charge for an insured issued in NY who is less than 20-years-old regardless of sex, risk or underwriting.

(5) Sample charge for an insured not issued in NY who is less than 50-years old regardless of sex, risk, or underwriting.

(6) Sample charge for an insured less than 30-years old with no table rating regardless of sex, risk class or underwriting.

(7) Sample charge for any insured with an issue age of at least 60-years old and a Table 4 rating regardless of sex or risk class.

(8) Sample charge for any insured with an issue age less than 5 years old regardless of sex, risk class or underwriting.

(9) Sample charge for a 59-year old smoker regardless of sex, risk class or underwriting.

* There is no charge for the Rider itself however there is a COI cost resulting from the Rider's application.

                            FUND CHARGES AND EXPENSES

The next tables describe the Fund fees and expenses that you will indirectly pay periodically during the time that you own the Policy. The Investment Options purchase shares of the Funds at net asset value. The net asset value already reflects the deduction of each Fund's Total Operating Expenses. Therefore you are indirectly bearing the costs of Fund expenses.

The first table below shows the minimum and maximum fees and expenses, as a percentage of average daily net assets, charged by any of the Funds as of December 31, 2004. The second table shows each Fund's fees and expenses, as a percentage of average daily net assets, as of December 31, 2004, unless otherwise noted. This information was provided by the Funds and we have not independently verified it. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES

                                                                        MINIMUM                       MAXIMUM
----------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                     0.26%                         1.62%
(expenses that are deducted from Underlying Fund
assets, including management fees, distribution
and/or service fees (12b-1) fees, and other expenses).

UNDERLYING FUND FEES AND EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


                                              DISTRIBUTION                             CONTRACTUAL FEE       NET TOTAL
                                                 AND/OR                  TOTAL ANNUAL       WAIVER            ANNUAL
                                MANAGEMENT   SERVICE (12B-1)    OTHER      OPERATING    AND/OR EXPENSE       OPERATING
UNDERLYING FUND:                   FEE            FEES        EXPENSES      EXPENSES   REIMBURSEMENT(14)     EXPENSES
------------------            -------------------------------------------------------------------------- ------------------
Capital Appreciation Fund...      0.70%             --           0.08%        0.78%            --                  --(1)
Dreyfus Stock Index Fund --
Initial Shares..............      0.25%             --           0.01%        0.26%            --                  0.26%
High Yield Bond Trust.......      0.45              --           0.18%        0.63%            --                  --(2)
Managed Assets Trust........      0.50%             --           0.11%        0.61%            --                  --(3)
Money Market Portfolio......      0.32%             --           0.10%        0.42%            --                  --(3)
CITISTREET FUNDS, INC.
   CitiStreet Diversified
     Bond Fund -- Class I+...     0.44%             --           0.10%        0.54%            --                  0.54%
   CitiStreet International
     Stock Fund -- Class I+..     0.71%             --           0.18%        0.89%            --                  0.89%
   CitiStreet Large Company
     Stock Fund -- Class I+..     0.53%             --           0.11%        0.64%            --                  0.64%
   CitiStreet Small Company
     Stock Fund -- Class I+..     0.59%             --           0.15%        0.74%            --                  0.74%
FRANKLIN TEMPLETON VARIABLE
   INSURANCE PRODUCTS TRUST
   Templeton Global Asset
     Allocation Fund --
     Class 1 Shares.........      0.61%             --           0.24%        0.85%          0.01%                0.84%(4)
   Templeton Global Income
     Securities Fund --
     Class 1 Shares.........      0.62%             --           0.16%        0.78%            --                  0.78%(5)
   Templeton Growth
     Securities Fund --
     Class 1 Shares.........      0.79%             --           0.07%        0.86%            --                  0.86%(5)
GREENWICH STREET SERIES FUND
   Fundamental Value
     Portfolio..............      0.75%             --           0.02%        0.77%            --                  0.77%(6)
THE TRAVELERS SERIES TRUST
   Pioneer Fund Portfolio...      0.75%             --           0.37%        1.12%            --                  --(7)
   U.S. Government
     Securities Portfolio...      0.32%             --           0.11%        0.43%            --                  --(3)
   Zero Coupon Bond Fund
     Portfolio Series 2005..      0.10%             --           1.52%        1.62%            --                  --(8)
TRAVELERS SERIES FUND INC.
   AIM Capital Appreciation
     Portfolio..............      0.80%             --           0.05%        0.85%            --                  0.85%
   MFS Total Return
     Portfolio..............      0.77%             --           0.02%        0.79%            --                  0.79%(9)
   Smith Barney High Income
     Portfolio..............      0.60%             --           0.06%        0.66%            --                  0.66%
   Smith Barney Large Cap
     Value Portfolio+.......      0.63%             --           0.05%        0.68%            --                  0.68%(10)
   Strategic Equity
     Portfolio..............      0.80%             --           0.05%        0.85%            --                  0.85%


                                              DISTRIBUTION                              CONTRACTUAL FEE      NET TOTAL
                                                 AND/OR                  TOTAL ANNUAL        WAIVER            ANNUAL
                                MANAGEMENT   SERVICE (12B-1)    OTHER      OPERATING     AND/OR EXPENSE      OPERATING
UNDERLYING FUND:                   FEE            FEES        EXPENSES      EXPENSES   REIMBURSEMENT(14)      EXPENSES
------------------            ---------------------------------------------------------------------------------------------
VARIABLE INSURANCE PRODUCTS
   FUND
   Asset Manager SM
     Portfolio -- Initial
     Class..................      0.53%             --           0.12%        0.65%             --                  --(11)
   Equity-Income Portfolio
     -- Initial Class........     0.47%             --           0.11%        0.58%             --                  --(12)
   Growth Portfolio --
     Initial Class..........      0.58%             --           0.10%        0.68%             --                  --(13)
   High Income Portfolio --
     Initial Class..........      0.58%             --           0.13%        0.71%             --                  0.71%

--------------
+    Closed to new investors.

NOTES

(1) Effective September 1, 2004, the investment advisory fee was revised from the annual rate of 0.75% to the following breakpoints: 0.70% on first $1.5 billion of net assets and 0.65% on assets in excess of $1.5 billion. The Fund has a voluntary expense cap of 1.25%.

(2) Management fee is based on 0.50% on first $50 million of net assets; 0.40% on the next $100 million; 0.30% on the next $100 million and 0.25% on assets in excess of $250 million.

(3) Other expenses include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(4) The Fund's manager has agreed in advance to reduce its fees from assets invested by the Fund in a Franklin Templeton Money Market Fund (the Sweep Money Fund). This reduction is required by the Board and an order of the Securities and Exchange Commission.

(5)  The Fund administration fee is paid indirectly through the management fee.

(6) Effective August 1, 2004, the management fee (including the administration fee), was reduced from 0.75% to the following breakpoints: 0.75% on first $1.5 billion of net assets; 0.70% on next $0.5 billion; 0.65% on next $0.5 billion; 0.60% on the next $1 billion; and 0.50% on net assets in excess of $3.5 billion.

(7) Effective December 1, 2004, the Management fee was reduced from 0.75% to the following breakpoints: 0.75% on the first $250 million of net assets; 0.70% on the next $250 million; 0.675% on the next $500 million; 0.65% on the next $1 billion and 0.60% on assets in excess of $2 billion. Other expenses include a 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(8) Fund has a voluntary waiver of 0.15%. Other Expenses include a 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(9) Effective November 1, 2004, the advisory fee was reduced from 0.80% to the following breakpoints: 0.80% on first $600 million of net assets; 0.775% on next $300 million; 0.75% on next $600 million; 0.725% on next $1 billion and 0.675% in excess of $2.5 billion. Effective February 25, 2005, for purposes of meeting the various asset levels and determining an effective fee rate, the combined average daily net assets of: (1) the Fund; and (2) other portfolios of The Travelers Series Trust that are subadvised by MFS are used in performing the calculation. The expense information in the table has been restated to reflect the current fee schedule.

(10) Effective July 1, 2004, the management fee was reduced from 0.65% to the following breakpoints: 0.60% on the first $500 million of net assets; 0.55% on the next $500 million of net assets and 0.50% on assets in excess of $1 billion.

(11) The annual class operating expenses for the fund are based on historical expenses adjusted to reflect current fees. A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.64%. These offsets may be discontinued at any time.

(12) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.57%. These offsets may be discontinued at any time.

(13) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.65%. These offsets may be discontinued at any time.

(14) The table below shows the amount of the waiver or reimbursement and the net total annual operating expenses for underlying funds that have entered into a voluntary fee waiver and/or expense reimbursement arrangement. The net total annual operating expense figure reflects the fee waivers and/or expense reimbursements that were in effect as of the underlying fund's fiscal year end. However, as these arrangements are voluntary, they may be changed or terminated at any time, in which case the underlying fund would be subject to different net total annual operating expenses. Without such waivers performance would be lower.

                                                                              VOLUNTARY FEE
                                                                              WAIVER AND/OR
                                                                                 EXPENSE              NET TOTAL ANNUAL
   FUNDING OPTION                                                             REIMBURSEMENT          OPERATING EXPENSES
   ---------------                                                       ------------------------  ------------------------
   Capital Appreciation Fund..........................................            0.01%                     0.77%
   High Yield Bond Trust..............................................            0.03%                     0.60%
   Managed Assets Trust...............................................            0.01%                     0.60%
   Money Market Portfolio.............................................            0.02%                     0.40%
   Pioneer Fund Portfolio.............................................            0.13%                     0.99%
   U.S. Government Securities Portfolio...............................            0.01%                     0.42%
   Zero Coupon Bond Fund Portfolio Series 2005........................            1.50%                     0.12%
   Asset Manager SM Portfolio -- Initial Class........................            0.01%                     0.64%
   Equity-Income Portfolio -- Initial Class...........................            0.01%                     0.57%
   Growth Portfolio -- Initial Class..................................            0.03%                     0.65%


                  DESCRIPTION OF THE COMPANY, SEPARATE ACCOUNTS
                                    AND FUNDS

                              THE INSURANCE COMPANY

THE TRAVELERS INSURANCE COMPANY is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas.

The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415. The Company is subject to Connecticut law governing insurance companies and is regulated by the Connecticut Commissioner of Insurance. The Company files an annual statement in a prescribed form with the Commissioner that covers the operations of the Company for the preceding year and its financial condition as of the end of such year. The Company's books and assets are subject to review or examination by the Commissioner, and a full examination of its operations is conducted at least once every four years. In addition, the Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance Policies, as well as to various federal and state securities laws and regulations.

On January 31, 2005, CITIGROUP INC. announced that it has agreed to sell its life insurance and annuity businesses to METLIFE, INC. The proposed sale would include The Travelers Insurance Company (TIC), the issuer of the variable life insurance policy described in this prospectus.

The proposed sale would also include TIC `s affiliated investment advisory companies, Travelers Asset Management International Company LLC, and Travelers Investment Adviser Inc., each of which serves as the investment advisor for certain of the funding options that may be available under your variable contract.

The transaction is subject to certain domestic and international regulatory approvals, as well as other customary conditions to closing. The transaction is expected to close this summer. Under the terms of the transaction, The Travelers Insurance Company will distribute its ownership of Primerica Life Insurance Company and certain other assets, including shares of Citigroup preferred stock, to Citigroup Inc., or its subsidiaries prior to the closing. The Travelers Insurance Company has filed a current report on Form 8-K on February 2, 2005 with additional information about the transaction, including pro forma financial information. The filing can be found at the SEC's Internet website at http://www.sec.gov.

The transaction will not affect the terms or conditions of your variable contract, and The Travelers Insurance Company will remain fully responsible for its contractual obligations to variable life insurance contract owners.

                 THE SEPARATE ACCOUNT AND ITS INVESTMENT OPTIONS

Under Connecticut law, The Travelers Insurance Company sponsors a separate account. Separate accounts are primarily designed to keep policy assets separate from other company assets. Premium payments that you invest in the Investment Options are deposited in the Separate account. The income, gains, and losses are credited to, or charged against a separate account without regard to the income, gains or losses from any other Investment Option or from any other business of the Companies.

The Travelers Insurance Company sponsors The Travelers Fund UL Separate Account for Variable Life Insurance (Fund UL). Fund UL was established on November 10, 1983, was established under the laws of Connecticut and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 and qualifies as a "separate account."

The Separate Accounts is divided into the various Investment Options to which you allocate your Premium Payments. Each Investment Option uses its assets to purchase shares of a corresponding Fund of the same name. The Separate Accounts purchase shares of the Funds at net asset value (i.e., without a sales charge) and receive all dividends and capital gains distributions from each Fund, and reinvest in additional shares of that Fund. Finally, the assets of the Separate Accounts may not be used to pay any liabilities of the Company other than those arising from the Policies, and the Company is obligated to pay all amounts promised to Policy Owners under the Policies.

                                    THE FUNDS

The Funds offered through this Policy are listed below. Some Funds may not be available in certain states. Each Fund is registered under the Investment Company Act of 1940 as an open-end, management investment company. These Funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Fund, and Policy Owners should not compare the two.

The Funds offered through this product are selected by the Company based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure and brand recognition, performance and the capability and qualification of each sponsoring investment firm. Another factor the Company considers during the initial selection process is whether the Fund or an affiliate of the Fund will compensate the Company for providing administrative, marketing and support services that would otherwise be provided by the Fund, the Fund's Investment Adviser or its distributor.

Each Fund is reviewed periodically after having been selected. Upon review, the Company may remove a Fund or restrict allocation of additional Premium to a Fund if the Company determines the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant contract owner assets.

In addition, if any of the Funds become unavailable, or if we believe that further investment in a Fund is inappropriate for the purposes of the Contract, we may substitute another Investment Option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new Investment Options available.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. As described above, the Company and TDLLC have arrangements with the investment adviser, subadviser, distributor, and/or affiliated companies of most of the Funds under which the Company and TDLLC receive payments in connection with our provision of administrative, marketing or other support services to the Funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and TDLLC incur in promoting, issuing, distributing and administering the Policies. The Company and its affiliates may profit from these fees.

The payments are generally based on a percentage of the average assets of each Fund allocated to the Investment Options under the Policy or other contracts offered by the Company. The amount of the fee that a Fund and its affiliates pay the Company and/or the Company's affiliates is negotiated and varies with each Fund. Aggregate fees relating to the different Funds may be as much as 0.65% of the average net assets of a Fund attributable to the relevant policies. A portion of these payments may come from revenue derived from the Distribution and/or Service Fees (12b-1 fees) that are deducted from a Fund's assets as part of its Total Annual Operating Expenses.

Each Fund has different investment objectives and risks. The Fund prospectuses contain more detailed information on each Fund's investment strategy, investment advisers and its fees. YOU MAY OBTAIN A FUND PROSPECTUS BY CALLING 1-800-334-4298 OR THROUGH YOUR INSURANCE AGENT. We do not guarantee the investment results of the Funds.


                                                        INVESTMENT                                INVESTMENT
                FUNDS                                   OBJECTIVE                             ADVISER/SUBADVISER
----------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund               Seeks growth of capital. The Fund            Travelers Asset Management
                                        normally invests in equity securities of     International Company LLC ("TAMIC")
                                        issuers of any size and in any industry.     Subadviser: Janus Capital Corp.

Dreyfus Stock Index Fund -- Initial     Seeks to match the total return of the       The Dreyfus Corporation
Shares                                  S&P 500 Index. The Fund normally invests     Subadviser: Mellon Equity Associates
                                        in all 500 stocks in the S&P 500 in
                                        proportion to their weighting in the
                                        index.

High Yield Bond Trust                   Seeks high current income. The Fund          Travelers Asset Management
                                        normally invests in below                    International Company LLC
                                        investment-grade bonds and debt
                                        securities.

Managed Assets Trust                    Seeks high total return. The Fund            Travelers Asset Management
                                        normally invests in equities, convertible    International Company LLC
                                        and fixed-income securities. The Fund's      Subadviser: Travelers Investment
                                        policy is to allocate investments among      Management Company ("TIMCO")
                                        asset classes.

Money Market Portfolio                  Seeks high current return with               Travelers Asset Management
                                        preservation of capital and liquidity.       International Company LLC
                                        The Fund normally invests in high-quality
                                        short term money market instruments.

CITISTREET FUNDS, INC.
   CitiStreet Diversified Bond Fund --  Seeks maximum long-term total return. The    CitiStreet Funds Management LLC
    Class I+                            Fund primarily invests in fixed              ("CitiStreet")
                                        income securities.                           Subadviser: Western AssetManagement
                                                                                     Company; Salomon Brothers Asset
                                                                                     Management ("SBAM"); and SSgA Funds
                                                                                     Management ("SSgA")

   CitiStreet International Stock       Seeks maximum long-term total return. The    CitiStreet Subadviser: Alliance Capital
     Fund -- Class I+                   Fund primarily invests in the common         Management L.P.; Oechsle
                                        stocks of established non-U.S. companies.    International Advisors LLC; and SSgA

  CitiStreet Large Company Stock       Seeks maximum long-term total return. The     CitiStreet Subadviser: Wellington Management
     Fund -- Class I+                   Fund primarily invests in the common         Company; Smith Barney Fund
                                        stocks of well established companies.        Management LLC, and SSgA

   CitiStreet Small Company Stock       Seeks maximum long-term total return. The    CitiStreet Subadviser: TCW Investment
     Fund -- Class I+                   Fund primarily invests in the common         Management; Babson Capital
                                        stocks of small companies.                   Management LLC; and SSgA

FRANKLIN TEMPLETON VARIABLE INSURANCE
   PRODUCTS TRUST
   Templeton Global Asset Allocation    Seeks high total return. The Fund            Templeton Investment Counsel, LLC
     Fund -- Class 1 Shares              normally invests in equity securities of
                                        companies in any country, debt
                                        securities of companies and governments
                                        of any country, and in money market
                                        instruments. The Fund invests
                                        substantially to primarily in equity
                                        securities.

   Templeton Global Income Securities   Seeks high current income, consistent        Franklin Advisers, Inc.
     Fund -- Class 1 Shares              with preservation of capital. Capital
                                        appreciation is a secondary
                                        consideration. The Fund normally invests
                                        mainly in debt securities of governments
                                        and their political subdivisions and
                                        agencies, supranational organizations,
                                        and companies located anywhere in the
                                        world, including emerging markets.

   Templeton Growth Securities Fund --   Seeks long-term capital growth. The Fund     Templeton Global Advisors Limited
     Class 1 Shares                     normally invests in equity securities of
                                        companies located anywhere in the world,
                                        including the U.S. and emerging markets.


                                                        INVESTMENT                                INVESTMENT
                FUNDS                                   OBJECTIVE                             ADVISER/SUBADVISER
----------------------------------------------------------------------------------------------------------------------------
GREENWICH STREET SERIES FUND
   Fundamental Value Portfolio          Seeks long-term capital growth. Current      SBFM
                                        income is a secondary consideration. The
                                        Fund normally invests in common stocks,
                                        and common stock equivalents of
                                        companies, the manager believes are
                                        undervalued.
THE TRAVELERS SERIES TRUST
   Pioneer Fund Portfolio               Seeks reasonable income and capital          TAMIC
                                        growth. The Fund invests in equity           Subadviser: Pioneer Investment
                                        securities, primarily of U.S. issuers.       Management, Inc.
   U.S. Government Securities           Seeks current income, total return and       TAMIC
     Portfolio                          high credit quality. The Fund normally
                                        invests in securities issued or
                                        guaranteed by the U.S. Government, its
                                        agencies or instrumentalities.
   Zero Coupon Bond Fund Portfolio      Seeks high consistent total return with      TAMIC
     Series 2005                        preservation of capital. The Fund
                                        normally invests in zero coupon
                                        securities.
TRAVELERS SERIES FUND INC.
   AIM Capital Appreciation Portfolio   Seeks capital appreciation. The Fund         Travelers Investment Adviser Inc.
                                        normally invests in common stocks of         ("TIA")
                                        companies that are likely to benefit from    Subadviser:  AIM Capital Management
                                        new products, services or processes or       Inc.
                                        have experienced above-average earnings
                                        growth.

   MFS Total Return Portfolio           Seeks above average income consistent        TIA
                                        with the prudent employment of capital.      Subadviser: MFS
                                        Secondarily, seeks growth of capital and
                                        income. The Fund normally invests in a
                                        broad range of equity and fixed-income
                                        securities of both U.S. and foreign
                                        issuers.

   Smith Barney High Income Portfolio   Seeks high current income. Secondarily,      SBFM
                                        seeks capital appreciation. The Fund
                                        normally invests in high yield corporate
                                        debt and preferred stock of U.S. and
                                        foreign issuers.

   Smith Barney Large Cap Value         Seeks long-term growth of capital with       SBFM
     Portfolio+                         current income is a secondary objective.
                                        The Fund normally invests in equities, or
                                        similar securities, of companies with
                                        large market capitalizations.

   Strategic Equity Portfolio           Seeks capital appreciation. The Fund         TIA
                                        normally invests in U.S. and foreign         Subadviser: Fidelity Management &
                                        equity securities.                           Research Company ("FMR")
VARIABLE INSURANCE PRODUCTS FUND
   Asset Manager SM Portfolio --        Seeks high total return with reduced risk    Fidelity Management & Research
     Initial Class                      over the long-term. The Fund normally        Company
                                        invests by allocating assets among
                                        stocks, bonds and short-term instruments.

   Equity-Income Portfolio -- Initial   Seeks reasonable income by investing         Fidelity Management & Research
     Class                              primarily in income producing equity         Company
                                        securities. In choosing these securities,
                                        the fund will also consider the potential
                                        for capital appreciation. The fund's goal
                                        is to achieve a yield which exceeds the
                                        composite yield on the securities
                                        compromising the S&P 500.

   Growth Portfolio -- Initial Class    Seeks to achieve capital appreciation by     Fidelity Management & Research
                                        investing in common stocks Fidelity          Company
                                        Management & Research Co. believes have
                                        above average growth potential.

   High Income Portfolio -- Initial     Seeks a high level of current income         Fidelity Management & Research
     Class                              while also considering growth of capital.    Company

--------------
+    Closed to new investors.

                                  VOTING RIGHTS

The Company is the legal owner of Fund shares. However, we believe that when a Fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain instructions on how to vote Fund shares from Policy Owners who have chosen the corresponding Investment Option. Accordingly, we will send you proxy materials and voting instructions. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Policy Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right. In certain limited circumstances and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual or semi-annual report to Policy Owners.

                              CONFLICTS OF INTEREST

The Funds may also be available to separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to qualified plans. Due to differences in redemption rates, tax treatment or other considerations, the interest of various shareholders participating in a Fund could conflict. Each will be monitored for the existence of any material conflicts by its Board of Directors to determine what action, if any, should be taken. The prospectuses for the Funds have more details.

                          POLICY CHARGES AND DEDUCTIONS

We deduct the charges described below. The charges are for services and benefits we provide, costs and expenses we incur, and risks we assume under the Policies. The amount of a charge may not exactly correspond to the costs associated with providing the services or benefits indicated by the designated charge. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expense charges.

The SERVICES AND BENEFITS we provide include:

     o the ability for you to make withdrawals and surrenders under the Policies;

     o    the ability for you to obtain a loan under the Policies;

     o    the Death Benefit paid on the death of the Insured;

     o making available a variety of Investment Options and related programs (including dollar-cost averaging and portfolio rebalancing);

     o administration of the various elective options available under the Policies; and

     o    the distribution of various reports to Policy Owners.

The COSTS AND EXPENSE we incur include:

     o expenses associated with underwriting applications, increases in the Stated Amount, and Riders;

     o losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Policies;

     o sales and marketing expenses including commission payments to your sales agent; and

     o    other costs of doing business.

RISKS we assume include:

     o that the Insured may live for a shorter period of time than estimated resulting in the payment of greater Death Benefits than expected; and

     o that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

                             CHARGES AGAINST PREMIUM

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (NET PREMIUM PAYMENT) among the Investment Options.

     o FRONT-END SALES EXPENSE CHARGE: We deduct a front-end sales charge of 2.50% of each Premium Payment for Stated Amounts less than $500,000, 2% of each Premium Payment for Stated Amounts from $500,000 to $999,999 and 0% for Stated Amounts of $1,000,000+. This charge helps us defray our costs for sales and marketing expenses, including commission payments to your sales agent.

     o PREMIUM TAX CHARGE: We deduct a charge of 2.5% OF EACH PREMIUM PAYMENT for state premium taxes that we currently expect to pay. These taxes vary from state to state and currently range from 0.75% to 3.50%. Because there is a range of premium taxes, a Policy Owner may pay a premium charge that is higher or lower than the premium tax actually assessed or not assessed against the Company in his or her jurisdiction.

                           CHARGES AGAINST CASH VALUE

MONTHLY DEDUCTION AMOUNT: Several charges are combined in the Monthly Deduction Amount, which we deduct pro rata from each of the Investment Option's values attributable to the Policy (unless you select the ALLOCATED CHARGES OPTION -- see below.) We deduct the amount on the first day of each Policy Month (the DEDUCTION DATE). The dollar amount of the Monthly Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of (1) the Cost of Insurance Charge, (2) the Policy Administrative Expense Charge and (3) charges for any Riders. These are described below.

     o COST OF INSURANCE CHARGE: The cost of insurance charge is the primary charge under your Policy for the Death Benefit we provide you. Like other policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses. The amount of the cost of insurance charge depends on: (1) the Net Amount At Risk and (2) the cost of insurance rate. Generally, the cost of insurance rate increases each year.

     o There are maximum or GUARANTEED COST OF INSURANCE RATES associated with your Policy that are shown on the Policy Summary page of your Policy. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissions Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the age, gender and risk class of the Insured.

     o The CURRENT COST OF INSURANCE RATES are based on the age, risk class and gender (unless unisex rates are required) of the Insured. The current rates are lower than the guaranteed rates and they will never exceed the guaranteed rates in the future. We will base any future changes in these rates only on our future expectations as to mortality, expenses and persistency. Nothing in the Policy will be affected by our actual mortality and expenses experienced under Policies issued. We will determine the current rates for the Initial Stated Amount and for each increase to the Stated Amount at the start of each Policy Year and will guarantee them for that Policy Year. Any change that we make in the current rates will be on a uniform basis for insureds of the same age, sex, duration and rate class.

     o POLICY ADMINISTRATIVE EXPENSE CHARGE: This per thousand charge applies for the first three (3) Policy Years and also applies to increases in the Stated Amount (excluding increases due to the Cost of Living Adjustment Rider and increases in Stated Amounts due to Death Benefit option changes). The amount varies by issue age and will be stated in the Policy.

     o CHARGES FOR RIDERS: The Company will include a supplemental benefits charge in the Monthly Deduction Amount if you have elected any Riders for which there is a charge. The amount of this charge will vary depending upon the actual Rider selected.

ALLOCATED CHARGES OPTION (ACO): You may elect in writing to have us deduct the Monthly Deduction Amount from specified Funds rather than from all Funds on a pro rata basis. You may select a maximum of five Funds to deduct the Monthly Deduction Amount from you and you must designate the applicable amount from each specified fund in a whole percentage. In any given month if the value of any specified Fund is insufficient to support its share of the Monthly Deduction Amount, the Monthly Deduction Amount will be taken pro rata from all Funds.

To elect ACO, you must complete our ACO election form and send it to us. We may modify, suspend or terminate ACO at anytime without prior notification.

SURRENDER CHARGES: There are two types of surrender charges that can apply under the Policy: A PERCENT OF PREMIUM CHARGE AND A PER THOUSAND OF STATED AMOUNT CHARGE equal to a specified amount for each $1,000 of Stated Amount. These surrender charges apply during the first ten Policy Years (or the first ten years following an increase in Stated Amount other than an increase for a Cost of Living Adjustment or a change in Death Benefit option). Both charges apply upon a full surrender of the Policy. Only the Percent of Premium Charge applies upon a partial surrender.

PERCENT OF PREMIUM CHARGE. A Percent of Premium surrender charge will be assessed upon a full or partial surrender of the Policy during the first ten Policy Years (and during the first ten years following an increase in Stated Amount). The charge will be the smallest of:

     (a)  6% of the amount of Cash Value being surrendered; or

     (b) 6% of the amount of premiums actually paid within the five years preceding the surrender; or

     (c) 9% of the total Annual Minimum Premiums for each full or partial Policy Year during the five years preceding the surrender, whether paid or not. (See Appendix B, "Annual Minimum Premiums.")

For example, for a 45-year old male with a Stated Amount of $150,000 who pays a premium of $1,969 per year for five years (a total of $9,845), and then fully surrenders the Policy with a Cash Value of $7,485 (assuming a 6% rate of return), the Percent of Premium surrender charge would be $449, because (a) is $449 (6% of $7,485); (b) is $591 (6% of the $9,845 in premiums paid); and (c) is approximately $682 (9% of the annual minimum premium for five years). The smallest, $449, is the applicable charge.

PER THOUSAND OF STATED AMOUNT CHARGE. A Per Thousand of Stated Amount surrender charge is imposed on full surrenders, but not on partial surrenders, and applies only during the first ten Policy Years or the ten years following an increase in Stated Amount (other than an increase for a Cost of Living Adjustment or a change in Death Benefit Option). The charge is equal to a specified dollar amount for each $1,000 of Stated Amount to which it applies, and will apply only to that portion of the Stated Amount (except for increases excluded above) which has been in effect for less than ten years.

The Per Thousand of Stated Amount Charge varies by original issue age, and increases with the issue age of the Insured. For Stated Amounts of $499,999 or less, this charge varies in the first year from $2.04 per $1,000 of Stated Amount for issue ages of 4 years or less, to $25.40 per $1,000 of Stated Amount for issue ages of 65 years or higher. The charge is lower for Stated Amounts over $499,999, and even lower for Stated Amounts over $999,999.

Additionally, the charge decreases by 10% each year over the ten-year period. For example, for a 45-year old with a Stated Amount of $150,000, the charge in the first year is $7.18 for each $1,000 of Stated Amount, or $1,077. The charge decreases 10%, or approximately $0.72, each year, so in the fifth year, it is $4.31 for each $1,000 of Stated Amount, or $646.50; in the tenth year, it is $0.72 for each $1,000, or $108.

This charge is designed to compensate the Company for administrative expenses not covered by other administrative charges. This charge may be reduced or eliminated when sales are made under certain arrangements. (See "Modification, Reserved Rights and Other Charges" below.) The Per Thousand of Stated Amount surrender charges are set forth in Appendix B.

                      CHARGES AGAINST THE SEPARATE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE: We deduct a daily charge for mortality and expense risks against the assets in the Investment Options. This current charge is at an annual rate of 0.60%; however, the Policy provided that the maximum charge for mortality and expense risks will not exceed 0.80%. This charge compensates us for various risks assumed, benefits provided and expenses incurred, including payment of commissions to your sales agent.

                                  FUND CHARGES

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the separate account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the Funds. See the "Fee Tables" section in this prospectus and the Fund company prospectuses for information on the Fund charges.

                 MODIFICATION, RESERVED RIGHTS AND OTHER CHARGES

We may offer the Policy in arrangements where an employer or trustee will own a group of policies on the lives of certain employees, or in other situations where groups of policies will be purchased at one time. We may reduce or eliminate the mortality and expense risk charge, sales or surrender charges and administrative charges in such arrangements to reflect the reduced sales expenses, administrative costs and/or mortality and expense risks expected as a result of sales to a particular group.

We will not reduce or eliminate the withdrawal charge, mortality and expense risk charge or the administrative charge if the reduction or elimination will be unfairly discriminatory to any person.

We reserve the right to charge for transfers, illustrative reports and to charge the assets of each Investment Option for a reserve of any income taxes payable by the Company on the assets attributable to that Investment Option.

We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We pay commissions to the broker-dealers for selling the Policies. You do not directly pay these commissions. We intend to recover commissions, marketing, administrative and other expenses and cost of Policy benefits through the fees and charges imposed under the Policies. See "Distribution."

                               POLICY DESCRIPTION

INVEST is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with death benefits, cash values and other features traditionally associated with life insurance. The Policy is a security because the Cash Value and, under certain circumstances, the Amount Insured and Death Benefit may increase or decrease to reflect the performance of the Funds that you direct your Net Premium Payments to. The Policy is non-participating, which means the Company will not pay dividends on the Policy.

                              APPLYING FOR A POLICY

To purchase a Policy, an APPLICATION on the Insured must be submitted to us with information that includes:

     o    Requested Stated Amount (minimum of $75,000);

     o    Death Benefit Option;

     o    Beneficiary;

     o    Investment Option selections; and

     o    Rider selections.

Policies generally will be issued only on the life of an Insured between the ages of 0 and 85. We will then follow certain underwriting procedures designed to determine the insurability of the proposed Insured and may require medical examinations and additional information about the proposed Insured before the application is approved. A Policy will be issued only after the underwriting process is completed to our satisfaction (ISSUE Date). The POLICY DATE is the date we use to determine all future transactions on the Policy (e.g., deduction dates, policy years). If you pay your initial premium with your application, we will deposit that premium in a non-interest bearing account during the underwriting period.

We reserve the right to reject an application for any reason subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or cancelled, the full amount paid with the application will be refunded. We may apply increased charges for the underwriting classification of a proposed Insured.

While your application for the Policy is in underwriting, we may offer you TEMPORARY LIFE INSURANCE. To obtain the temporary insurance, you must complete the Policy Application, including the Temporary Insurance

Agreement sections and you must make an advance payment. Please see "Terms and Conditions" in the Temporary Insurance Agreement for details on coverage dates and amounts.

                              WHEN COVERAGE BEGINS

Except as stated in the Temporary Insurance Agreement, no insurance will take effect prior to the later of the Issue Date or the Policy Date shown on the Policy Summary. Insurance issued will take effect on the later of the Issue Date of the Policy Date shown on the Policy Summary if, on the later of the Policy Date or the Issue Date, the health and other conditions relating to insurability remain complete and true as described in the application.

You may request a Policy Date of up to six months prior to the Issue Date for the purpose of preserving a younger Age, or other reasons, subject to our administrative procedures and state laws (a "back-dated policy"). In many, but not all cases, a younger Age will result in a smaller planned premium and lower cost of insurance charges. However, we will deduct the Monthly Deduction Amount under the Policy beginning on the Policy Date even though insurance coverage will not be effective until the Issue Date of the Policy.

                       RIGHT TO CANCEL (FREE LOOK PERIOD)

The law of the state in which your Policy is issued or delivered provides you a Right to Cancel or "free-look" period. The period varies by state but is never less than ten days from the day you receive your Policy. The Right to Cancel period for your Policy will be on the cover of your Policy.

After underwriting is complete and the Right to Cancel period begins, we will apply your Net Premium to the money market Investment Option under the Policy. At the end of the Right to Cancel period, we will apply your Premium to the Investment Options as you indicate on your application (premium allocation instructions).

To cancel a Policy during the Right to Cancel period, you must send a request in Writing along with your Policy to us within the applicable timeframe as set forth in your Policy, and we will make the refund within seven (7) days after we receive your request and returned Policy. We will refund to you any Premiums paid minus any Outstanding Loans.

                        TAX FREE `SECTION 1035' EXCHANGES

You can generally exchange one life insurance policy for another in a `tax-free exchange' under Section 1035 of the Internal Revenue Code (the "IRC"). Before making an exchange of one insurance contract for another, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. There will be a new surrender charge period for this Policy and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income tax on the gain and potentially an early withdrawal or other penalty on the exchange. You should not exchange an existing life insurance policy for this one unless you determine, after knowing all the facts and after consulting with a tax advisor, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

                             OWNERSHIP/POLICY RIGHTS

The POLICY OWNER is the person who has the right to exercise all of the rights and options under the Policy, and to make changes to the Policy while the Insured is alive. Usually, the person who is buying the Policy is also the Policy Owner. However, in some instances, the Policy Owner can be an entity such as a trust or someone other than the person who is buying the Policy. In either situation, the Policy Owner may exercise certain rights that are described below. Some changes to the Policy require additional underwriting approval.

     o    Assigning the Policy

          The Policy Owner may assign the Policy as collateral for a loan or other obligation. We are not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment.

          Assigning the Policy may have tax consequences. See "Tax Treatment of Policy Benefits." You should consult a tax adviser before assigning the Policy.

     o    Receiving the MATURITY BENEFIT

          If the Insured is living on the Maturity Date, we will pay you the Cash Value of the Policy as of the Maturity Date, less any:

          1.   Outstanding loan;

          2.   Monthly Deduction Amount due but not paid; and

          3. Amount payable to an assignee under a collateral assignment of the Policy.

           Upon maturity, insurance ends and we have no further obligation under the Policy.

     o    Changing or revoking a Beneficiary

          The BENEFICIARY is named in the Policy application and is the person who receives the Death Benefit when the Insured dies. More than one Beneficiary may be named and you may make your Beneficiary designation irrevocable. When the Insured dies, if no Beneficiary is alive, the Death Benefit will be paid to you, if you are alive, otherwise to your estate.

          Unless you irrevocably named the Beneficiary, you may name a new Beneficiary while the Insured is living and while your Policy is in force by writing us at our Home Office. Subject to our receipt of the change, any change in beneficiary will be effective on the date you sign the notice of change regardless of whether the Insured has died at the time we receive the notice; however, we will have no further responsibility if we made any payment before we receive the notice of change.

     o    Decreases in the Stated Amount of Insurance

          You may request a decrease in the Stated Amount after the second Policy Year, provided that the Stated Amount after any decrease is not less than the minimum amount of $50,000. For purposes of determining the Cost of Insurance charge, a decrease will reduce the Stated Amount in the following order:

          1.   against the most recent increase in the Stated Amount;

          2.   to other increases in the reverse order in which they occurred;
               and

          3.   to the initial Stated Amount.

          A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is included in your gross income.

     o    Changing the Death Benefit Option

          You may change the Death Benefit Option from Option 1 (the Level Option) to Option 2 (the Variable Option). This change does not require additional underwriting approval.

          You may also request a change from Option 2 to Option 1, which requires additional underwriting approval.

          Changing the Death Benefit Option may have tax consequences. You should consult a tax adviser before changing the Death Benefit Option. Please see "Death Benefit."

     o Increases in the Stated Amount (requires additional underwriting approval)

          You may request an increase to the Stated Amount after the first Policy Year and prior to the Policy Anniversary on which the Insured is age 76. We will require you to submit a new application and evidence of insurability. We will not allow a requested increase to the Stated Amount for less than the Minimum Increase Amount shown on your Policy Summary page. The increase will be effective on the date shown on the supplemental Policy Summary that we will send you. There is an additional Policy Administrative Charge and a Per Thousand of Stated Amount Surrender Charge associated with a requested increase in Stated Amount. In addition, your cost of insurance will increase commensurate with the increase in the Stated Amount and in consideration of the attained age of the Insured at the time the increase is requested.

Written requests for changes should be sent to the Company's Home Office at One Cityplace, 3CP, Hartford, Connecticut, 06103-3415. The Company's telephone number is (860) 308-1000. Some of these changes may have tax consequences. You should consult a tax adviser before requesting any of these changes.

                                    PREMIUMS

               AMOUNT, FREQUENCY AND DURATION OF PREMIUM PAYMENTS

The Policy allows you to choose the amount and frequency (e.g., monthly, semi-annually, annually) of your Premium Payments within certain guidelines (Planned Premium). The amount of your Premium Payment will vary based on factors including, the age, sex and rating classification of the Insured. The minimum initial premium we will accept is the amount necessary to pay the Monthly Deduction Amount due.

Prior to the Maturity Date, you may request a change in the amount and frequency of your planned Premium Payments and also make unscheduled Premium Payments as long as receipt of such payments or change would not disqualify the Policy as life insurance under applicable federal tax laws. We reserve the right to require evidence of insurability before we accept any additional Premium Payment that would increase insurance coverage.

You may make Premium Payments by:

     o mailing a check, payable to The Travelers: to One Cityplace, 3CP, Hartford, CT 06103-3415; or

     o or by direct checking account deductions (you must complete a pre-authorization collection form).

Even if you make your Planned Premiums on schedule, your Policy may lapse if the Cash Surrender Value of the Policy is insufficient to cover the Monthly Deduction Amount. In either of these cases, before your Policy lapses your Policy will be in default and a GRACE PERIOD will begin. Thirty days after the default happens we will send you a lapse notice stating the amount due to keep the Policy in effect and the date by which you must pay it. Generally, the amount due will be any Monthly Deduction Amounts past due plus the next Monthly Deduction Amount. If the Insured dies during the Grace Period before you have paid the required premium, we will still pay the Death Benefit under the Policy although we will reduce the Death Benefit proceeds by any Monthly Deduction Amount due and the amount of any outstanding loans.

                         ALLOCATION OF PREMIUM PAYMENTS

During the underwriting period, any Premium we receive will be placed in a non-interest bearing account. After underwriting is complete and the Right to Cancel period begins, we will apply your Net Premium to the money market Investment Option in your Policy. At the end of the Right to Cancel period, we will apply your Premium to the Investment Options as you indicate on your application (premium allocation instructions).

You may change your premium allocation instructions upon written request to us (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future premiums will be allocated in accordance with the new allocation, unless we receive contrary written instructions.

Unless underwriting is required, we will process a Premium Payment or other transaction as of the next computed Accumulation Unit Value of an Investment Option following our receipt of the Premium Payment or other transaction request in good order.

                            VALUES UNDER YOUR POLICY

                                   CASH VALUE

Each Policy has a CASH VALUE that is used as the basis for determining Policy benefits and charges. On each business day your Policy has a Cash Value which we use to determine how much money is available to you for loans, surrenders and in some cases the Death Benefit.

A Policy's Cash Value is the sum of the values held in the INVESTMENT OPTIONS and the LOAN ACCOUNT. A Policy's Cash Value will change daily, has no guaranteed minimum value and may be more or less than Premiums paid. We calculate the Policy's Cash Value each day the New York Stock Exchange is open for trading (A VALUATION DATE). The period between successive Valuation Dates is called a VALUATION PERIOD.


The Cash Value will increase or decrease depending on the investment performance of the Investment Options, the Premium Payments you make, the fees and charges we deduct and any Policy transactions (loans, withdrawals, surrenders) you make).

                           INVESTMENT OPTION VALUATION

The value of each Investment Option is measured in ACCUMULATION UNITS. We value each Investment Option on each Valuation Date. Every time you allocate or transfer money to or from an Investment Option we convert that dollar amount into units. The value of an Accumulation Unit for each Investment Option is initially set at $1.00 and may vary among Investment Options and from one Valuation Period to the next. We determine each Investment Option's Accumulation Unit Value (AUV) on each Valuation Date by multiplying the value on the immediately preceding Valuation Date by the corresponding NET INVESTMENT FACTOR (see below) for the Valuation Period just ended. For example, to calculate Monday's Valuation Date price, we would multiply Friday's Accumulation Unit Value by Monday's Net Investment Factor.

The Net Investment Factor is simply an index we use to measure the investment performance of an Investment Option from one Valuation Period to the next. Each Investment Option has a Net Investment Factor for each Valuation Period that may be greater or less than one. Therefore, the value of an Accumulation Unit (and the value of the Investment Option) may increase or decrease.

          We determine the NET INVESTMENT FACTOR for any Valuation Period using
          the following equation:     a
                                  ---------  - c
                                      b
a is:

       1. the net asset value per share of the Fund held in the Investment Option as of the Valuation Date; plus

       2. the per-share amount of any dividend or capital gain distribution on shares of the Fund held by the Investment Option if the ex-dividend date occurs in the Valuation Period just ended; plus or minus


       3. a per-share charge or credit, as we may determine on the Valuation Date for tax reserves; and

b is:

       1. the net asset value per share of the Fund held in the Investment Option as of the last prior Valuation Date; plus or minus

       2. the per-share or per-unit charge or credit for tax reserves as of the end of the last prior Valuation Date; and

c is the applicable Investment Option deduction for the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option's investment experience. The separate account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

Premium Payments will be credited to your Policy based on the Accumulation Unit Value next determined of the applicable Investment Option after we receive the Premium Payment in good order.

Transfers between Investment Options will result in the addition or reduction of Accumulation Units having a total value equal to the dollar amount being transferred to or from a particular Investment Option. The number of Accumulation Units will be determined by dividing the amount transferred by the Accumulation Unit Value of the Investment Options involved as of the next Valuation Date after we receive your request for transfer at our Home Office.

                             LOAN ACCOUNT VALUATION

When you borrow money from us using the Policy as collateral for the loan, we transfer the amount of the loan from the Investment Options to the Loan Account as collateral for that loan. The value in the Loan Account is charged a fixed rate of interest of 7.4% (6% in the Virgin Islands).

We charge this interest in advance at the beginning of each Policy Year. In addition, the value in the Loan Account will be credited, in arrears, with a fixed rate of interest declared by us that will be at least 4% annually.

When we determine a Policy's Cash Value, the value in the Loan Account (i.e., the amount (adjusted for any repayments or additional Policy loans) we transferred from the Investment Options to secure the loan) and the result of any interest charged or credited on such amount, is added together with the values in the Investment Options.

                                    TRANSFERS

TRANSFERS OF CASH VALUE

Generally, you may transfer Cash Value among the Investment Options. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

MARKET TIMING/EXCESSIVE TRADING

THE CONTRACT IS INTENDED FOR USE AS A LONG-TERM INVESTMENT VEHICLE AND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR EXCESSIVE TRADING OR MARKET TIMING IN AN ATTEMPT TO TAKE ADVANTAGE OF SHORT-TERM FLUCTUATIONS IN THE STOCK MARKET. EXCESSIVE TRADING IS DISRUPTIVE TO THE MANAGEMENT OF AN FUND AND INCREASES OVERALL COSTS TO ALL INVESTORS IN THE FUND. If, in our sole discretion, we determine you are engaging in excessive trading activity, trading activity that we believe is indicative of market timing, or any similar trading activity which will potentially hurt the rights or interests of other Contract Owners, we will exercise our contractual right to revise, suspend or eliminate transfer privileges, including limiting the acceptable mode of requesting transfers, and thereafter will only accept transfer requests via regular U.S. mail. We will reject transfer requests requested via facsimile, telephone or Internet. We will notify you if we choose to exercise our contractual right to restrict your acceptable mode of requesting transfers.

In determining whether we believe you are engaged in excessive trading or market timing activity, we will consider, among other things, the following factors:

     o    the dollar amount you request to transfer;

     o    the number of transfers you made within the previous three months;

     o whether your transfers follow a pattern designed to take advantage of short term market fluctuations; and

     o whether your transfers are part of a group of transfers made by a third party on behalf of several individual Policy Owners.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program, or, if applicable, any asset allocation program described in this prospectus are not treated as a transfer when we evaluate trading patterns for market timing or excessive trading.

In addition to the above, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Policy Owners. We may, among other things:

     o reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or

     o reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

We will notify you in writing before we restrict your right to request transfers through such market timing firm or other third party.

The policy of the Company is to seek to apply its anti-market timing and excessive trading procedures uniformly. These procedures, however, will not prevent all excessive trading and market timing activity from occurring. For example:

     o Some of the Funds are available as investments for variable insurance contracts offered by other insurance companies. These other insurance companies may have different procedures to prevent excessive trading and market timing activity or may not have any such procedures because of contractual limitations.

     o The Company may issue Policies to qualified retirement plans that request financial transactions with the Company on an omnibus basis on behalf of all plan participants. These plans generally employ a record-keeper to maintain records of participant financial activity. Because the Company does not have the records to monitor the trading activity of the individual participants, the Company may not be able to identify plan participants who may be engaging in excessive trading or market timing activity and/or may not be able to apply its contractual trade restrictions to such participants.

     o There may be other circumstances where the Company does not identify trading activity as market timing or excessive trading or take action to restrict trading activity that does not qualify as excessive trading or market timing activity under our current anti-market timing procedures. For example, Owners may engage in trading activity involving dollar amounts that are less than the threshold that we use for trade surveillance. Or, Owners may request trades in a frequency or pattern that does not qualify as excessive trading or market timing activity under our current anti-market timing procedures.

Excessive trading and market timing activity increases the overall transaction costs of an Fund, which may serve to decrease the Fund's performance. Further, excessive trading and market timing activity may disrupt the management of a Fund because of the portfolio's advisor must react to frequent requests to purchase and redeem investments.

FUTURE MODIFICATIONS. We will continue to monitor the transfer activity occurring among the Investment Options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all Policy Owners. These modifications may include curtailing or eliminating, without notice, the ability to use the Internet, facsimile or telephone in making transfers.


                               TELEPHONE TRANSFERS

The Policy Owner may make a transfer request in writing by mailing the request to the Company at its Home Office, or by telephone (if an authorization form is on file) by calling 1-800-334-4298. The Company will take reasonable steps to ensure that telephone transfer requests are genuine. These steps may include seeking proper authorization and identification prior to processing telephone requests. Additionally, the Company will confirm telephone transfers. Any failure to take such measures may result in the Company's liability for any losses due to fraudulent telephone transfer requests.

                                  DEATH BENEFIT

If your Policy is in effect on the date of the Insured's death, we will pay your Beneficiary a Death Benefit. WE MAY REDUCE THE DEATH BENEFIT PAYABLE AS DISCUSSED BELOW UNDER "PAYING THE DEATH BENEFIT AND PAYMENT OPTIONS." All or part of the Death Benefit may be paid in cash or applied to one or more of the PAYMENT OPTIONS described in the following pages.

You may select one of two Death Benefit Options when you purchase the Policy. The amount of the Death Benefit will depend on which Death Benefit Option you select. However, as long as the Policy remains in effect, the Company guarantees that the Death Benefit under either option will be at least the current Stated Amount of the Policy less any outstanding Policy loans and unpaid Monthly Deduction Amount.

OPTION 1 (THE LEVEL OPTION)

The Death Benefit will be equal to the Stated Amount of the Policy on the date of the Insured's death or, if greater, the Minimum Amount Insured as of the date of the Insured's death.

OPTION 2 (THE VARIABLE OPTION)

The Death Benefit will be equal to the Stated Amount of the Policy plus the Cash Value as of the date of the Insured's death or, if greater, the Minimum Amount Insured as of the date of the Insured's death.

In order to be treated as life insurance under federal tax law, the Policy's Death Benefit must meet or exceed the minimum requirements of either the Guideline Premium Test or the Cash Value Accumulation Test (the MINIMUM AMOUNT INSURED). These tests generally impact the Death Benefit when a Policy Owner has a relatively large Cash Value in relation to the Stated Amount. This Policy uses the GUIDELINE PREMIUM TEST.

Under the Guideline Premium Test, a Policy's Death Benefit will not be less than the Policy's Cash Value times the corridor factor under the Code. The corridor factors, which require that the Death Benefit be greater than the Policy's Cash Value by a percentage that decreases over time, are shown in your Policy. The following is a summary of the percentages. For attained ages not shown, the percentages decline pro rata each year.

                 ATTAINED AGE
                 OF THE INSURED                     CORRIDOR FACTORS
        -------------------------------     --------------------------------
                     0-40                                 250%
                      45                                  215%
                      50                                  185%
                      55                                  150%
                      60                                  130%
                      65                                  120%
                      70                                  115%
                      75                                  105%
                      95+                                 100%

The investment performance of the Funds, expenses and deduction of charges all impact Cash Value. In some circumstances, the Death Benefit may vary with the amount of the Cash Value. Under Death Benefit Option 1, the Death Benefit will vary with the Cash Value whenever the Cash Value multiplied by the applicable Minimum Amount Insured percentage set forth in Section 7702 of the Code is greater than the Stated Amount. Under Death Benefit Option 2, the Death Benefit will always vary with the Cash Value because the Death Benefit is equal to the Stated Amount of the Policy plus the Cash Value as of the date of the Insured's death (or if greater, the Minimum Amount Insured as of the date of the Insured's death.) Finally, if the investment performance of the Funds is too low and the Cash Value of your Policy falls below the amount necessary to pay the Monthly Deduction Amount due and you do not send us sufficient Premium, your Policy may lapse and no coverage will be in effect.

                             DEATH BENEFIT EXAMPLES

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under each Death Benefit Option. The examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Cash Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no outstanding Policy Loan.


                         OPTION 1 -- LEVEL DEATH BENEFIT

In the following examples of an Option 1 Level Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $75,000. Since the Policy is designed to qualify as a life insurance Policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit of the Policy is the greater of the Stated Amount ($75,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $75,000.

EXAMPLE TWO. If the Cash Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($75,000) or the Minimum Amount Insured ($100,000).


                       OPTION 2 -- VARIABLE DEATH BENEFIT

In the following examples of an Option 2 Variable Death Benefit, the Death Benefit varies with the investment experience of the applicable Investment Options and will generally be equal to the Stated Amount plus the Cash Value of the Policy (determined on the date of the Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($60,000) would be equal to the Stated Amount ($50,000) plus the Cash Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Cash Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Cash Value ($75,000 + $60,000 = $135,000).

                        CHANGING THE DEATH BENEFIT OPTION

You may change the Death Benefit Option by sending a written request to the Company. With some changes from Option 2 (Variable Benefit) to Option 1 (Level Benefit), involving substantially funded Policies, there may be a cash distribution, which is included in gross income. A change from Option 1 to Option 2 will not be permitted if the change results in a Stated Amount of less than $50,000. A change from Option 1 to Option 2 is also subject to underwriting. Changing the Death Benefit Option may have tax consequences. You should consult a tax adviser before making any change.

                  PAYING THE DEATH BENEFIT AND PAYMENT OPTIONS

Death Benefits are payable within seven days after we receive satisfactory proof of the Insured's death. The amount of Death Benefit paid may be adjusted to reflect any unpaid Monthly Deduction Amount, any Policy loan, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. If no Beneficiary is alive when the Insured has died, the Death Benefit will be paid to the Policy Owner, if alive, otherwise, the Death Benefit will be paid to the Policy Owner's estate. In addition, we may defer payment of proceeds that exceed the Cash Value for up to six months from the date of the request for the payment.

If the Insured commits suicide within two years following the Issue Date, limits on the amount of Death Benefit paid will apply. (See Limits on Right to Contest and Suicide Exclusion.) In addition, if the Insured dies during the 31-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due, then the Death Benefit actually paid to the Policy Owner's Beneficiary will be reduced by the amount of the Monthly Deduction Amount that is due and unpaid.

We will pay policy proceeds in a lump sum, unless you or the Beneficiary selects another of the Company's PAYMENT OPTIONS. We may defer payment of proceeds, which exceed the Death Benefit for up to six months from the date of the request for payment. A combination of options may be used. The minimum amount that may be placed under a Payment Option is $5,000 unless we consent to a lesser amount. Proceeds applied under a Payment Option will no longer be affected by the investment experience of the Investment Options.

The following Payment Options are available under the Policy:

       OPTION 1 -- Payments of a fixed amount.

       OPTION 2 -- Payments for a fixed period.

       OPTION 3 -- Amounts Held at Interest.

       OPTION 4 -- Monthly Life Income.

       OPTION 5 -- Joint and Survivor Level Amount Monthly Life Income.

       OPTION 6 -- Joint and Survivor Monthly Life Income-Two-thirds to
                   Survivor.

       OPTION 7 -- Joint and Last Survivor Monthly Life Income-Monthly
                   Payment Reduces on Death of First Person Named.

       OPTION 8 -- Other Options.

We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $100, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.

                              BENEFITS AT MATURITY

If your Policy is in effect on the Maturity Date, we will pay the Policy's Cash Value less any Outstanding Loan, any unpaid Monthly Deduction Amount and any amounts payable to an assignee under a collateral assignment of the Policy. We will then have no further obligations under the Policy.

                                 OTHER BENEFITS

EXCHANGE OPTION
Once the Policy is in effect, you may exchange it during the first two (2) Policy Years for a form of non-variable permanent individual life insurance issued by the Company (or an affiliated company, if allowed by state law) on the life of the Insured. Benefits under the new life insurance policy will be as described in that policy. No evidence of insurability will be required. The Stated Amount will be the same for each Policy. Cost of insurance rates will be based on the same risk classification as those of the former Policy. Any outstanding Policy Loan must be repaid before we will make an exchange. In addition, there may be an equitable adjustment in payments and Cash Values to reflect variance, if any, in the payments (and charges) and Cash Values under this policy and the new policy.
The Company currently permits exchanges of the Policy to certain other types of insurance policies without applying surrender charges provided the entire Cash Value of the Policy is rolled over to the new policy. The new policy may be any other form of variable or non-variable, permanent (universal life or whole life), single life or survivorship policy the Company then issues. Evidence of insurability may be required. State replacement requirements may apply.

RIDERS (SUPPLEMENTAL INSURANCE BENEFITS)

You may elect to have one or more of the following Riders added to your Policy. There may be costs associated with these Riders. Certain Riders may not be available in all states. The descriptions below are intended to be general; the terms of the Riders providing the additional benefits may vary from state to state, and you should consult the Policy and Rider.

CHILD TERM INSURANCE RIDER              Provides level term insurance for Insured's children, stepchildren or legally adopted children.

COST OF LIVING ADJUSTMENT RIDER         Allows automatic increases in the face amount based on increases in the Consumer Price Index.

FAMILY BENEFIT RIDER                    Provides level term insurance for Insured's spouse and/or children.

ACCIDENTAL DEATH BENEFIT RIDER          Additional death benefit if Insured's death results from bodily injury.

WAIVER OF DEDUCTION AMOUNT RIDER        Waives Monthly Deduction Amount in the event of disability, allowing coverage to continue.

                                POLICY SURRENDERS

You may withdraw all or a portion of the Cash Surrender Value from the Policy on any day that the Company is open for business. Withdrawing all or a portion of the Cash Surrender Value may have tax consequences. See "Tax Treatment of Policy Benefits."

                                 FULL SURRENDER

You may surrender the Policy and receive its Cash Surrender Value. (You may request a surrender without the Beneficiary's consent provided the Beneficiary has not been designated as irrevocable. If so, you will need the Beneficiary's consent.) The Cash Surrender Value will be determined as of the date we receive the written request at our Home Office. The Cash Surrender Value is the Cash Value, minus any outstanding Policy loans, and any surrender charge. We will pay you within seven (7) days after we receive your request in good order. The Policy will terminate on the date we receive your request.

                                PARTIAL SURRENDER

You may request a partial surrender of the Policy. The minimum amount is $500. The amount paid to you will be the net amount requested. We will deduct the net amount surrendered plus any applicable surrender charge pro rata from all your selected Investment Options, unless you give us other written instructions. We will pay you within 7 days after we receive your request.

In addition to reducing the Policy's Cash Value and Amount Insured, partial surrenders will reduce the Death Benefit payable under the Policy. Under Option 1 (the Level Option), the Policy's Stated Amount will be reduced by the surrender amount. Under Option 2 (the Variable Option), the Policy's Cash Value, which is part of the Death Benefit, will be reduced by the surrender amount. We may require you to return the Policy to record this reduction.

                                  POLICY LOANS

While the Policy is in force, you may borrow money using the Policy as the only security (collateral) for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. See "Federal Tax Considerations." We will charge you interest on the amount of the loan.

A Policy Owner may obtain a cash loan from the Company secured by the Policy not to exceed 90% of the Policy's Cash Value (determined on the day on which the Company receives the written loan request), less any surrender penalties. Subject to state law, no loan requests may be made for amounts of less than $100.

If there is a loan outstanding at the time a subsequent loan request is made, the amount of the outstanding loan will be added to the new loan request. The Company will charge interest on the outstanding amounts of the loan, which interest must be paid in advance by the Policy Owner. The full Loan Account Value will be charged an annual interest rate of 7.4% (6% in the Virgin Islands).

The amount of the loan will be transferred as of the date the loan is made on a pro rata basis from each of the Investment Options attributable to the Policy (unless the Policy Owner states otherwise) to another account (the "Loan Account"). Amounts in the Loan Account will be credited by the Company with a fixed annual rate of return of 4% (6% in New York and Massachusetts) and will not be affected by the investment performance of the Investment Options. When loan repayments are made, the amount of the repayment will be deducted from the Loan Account and will be reallocated based upon premium allocation percentages among the Investment Options applicable to the Policy (unless the Policy Owner states otherwise). The Company will make the loan to the Policy Owner within seven days after receipt of the written loan request.

                                EFFECTS OF LOANS

A loan affects the Policy, because we reduce the Death Benefit proceeds and Cash Surrender Value under the Policy by any Outstanding Loan Amount. Repaying the loan causes the Death Benefit proceeds and Cash Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan amount in the Loan Account. The amount is not affected by the performance of the Investment Options. Amounts transferred from an Investment Option to the Loan Account will affect the value in that Investment Option because we credit such amounts with an interest rate we declare, rather than with a rate of return reflecting the investment results of that Investment Option.

There are risks involved in taking a loan, a few of which include an increased potential for the Policy to lapse if projected earnings, taking into account Outstanding Loans, are not achieved. A loan may have tax consequences. See "Tax Treatment of Policy Benefits." You should consult a tax adviser before taking out a loan.

We will notify you (and any assignee of record) if the sum of your loans plus interest you owe on the loans is more than the Cash Surrender Value. If you do not submit a sufficient payment within 31 days from the date of the notice, your Policy may lapse.

                             LAPSE AND REINSTATEMENT

                                      LAPSE

Generally, if on any Deduction Date, the Cash Surrender Value of your Policy is too low to cover the Monthly Deduction Amount, your Policy will be in default and a grace period will begin. Thirty days after the default happens, we will send you a lapse notice to your last known address that the Policy may terminate. The notice will state the amount due to keep the Policy in effect and the date by which you must pay the amount due.

                                  GRACE PERIOD

After the lapse notice is sent, if you do not pay the required amount within 31 days (subject to state law) the Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits.

As long as there is an outstanding loan, we will treat that portion of any sufficient payment received during the grace period that is less than or equal to the amount of the Outstanding Loan as a repayment of the outstanding loan and not as an additional premium payment unless you request otherwise. Accordingly, we will transfer the assumed loan repayment amount from the Cash Value held in our Loan Account to the Investment Options thereby increasing the Cash Surrender Value and potentially preventing a lapse.

If the Insured dies during the Grace Period before you have paid the required premium, the Death Benefit will still be payable to the Beneficiary, although we will reduce the amount of the Death Benefit proceeds by the Monthly Deduction Amount due plus the amount of any outstanding loan.

                                  REINSTATEMENT

You may reinstate the Policy within three (3) years from the date on which the Monthly Deduction Amount was last paid if:

       (1) the Policy was not surrendered for cash;

       (2) you furnish us with acceptable evidence of insurability;

       (3) you pay all past due Monthly Deduction Amounts;

       (4) you pay Premium Payments equaling the next three Monthly Deduction Amounts;

       (5) you pay the amount of any outstanding loan.

Upon reinstatement, the Policy's Cash Value will be the amount provided by the Premium Payments you made, plus any Cash Value as of the date of lapse.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the economic benefits provided under the Policy depends on a variety of factors, including but not limited to, the tax status of the Policy Owner and the tax treatment of the Policy (whether it is a Modified Endowment Contract). This tax treatment is highly complex. The following SUMMARY PROVIDES A GENERAL DESCRIPTION OF THE MATERIAL FEDERAL TAX CONSEQUENCES to the Policy owner and Beneficiary of buying, holding and exchanging rights under the Policy. This discussion is only a brief general summary and does not purport to be complete or cover all situations and is not intended as tax or legal advice. This discussion is based upon the Company's understanding of the federal income tax laws as currently interpreted by the U.S. Treasury ("Treasury") and the Internal Revenue Service (IRS). The Company cannot guarantee that those laws or interpretations will remain unchanged.

It should be understood that this is not an exhaustive discussion of all tax questions that might arise under the Policies. No attempt has been made to address any federal estate tax or state and local tax considerations that may arise in connection with a Policy. For complete information, a qualified tax or legal advisor should be consulted.

                      POTENTIAL BENEFITS OF LIFE INSURANCE

A life insurance contract, including the Policy, is a unique financial instrument that along with providing protection for premature death, also provides a number of potential tax advantages including:

     o INCOME TAX-FREE DEATH BENEFITS (e.g., the Death Benefit under the Policy, including the portion attributable to the increase in value based on the Investment Options, may pass to your Beneficiary free of income taxes.)

     o INCOME TAX-FREE GROWTH OF POLICY CASH VALUES (e.g., within the Policy, any increase in value based on the Investment Options may be tax-deferred until withdrawn - including tax-free transfers among the Investment Options, and as mentioned above, will not be subject to federal income taxes if paid as a Death Benefit.)

     o INCOME TAX-FREE ACCESS TO CASH VALUE THROUGH LOANS AND/OR WITHDRAWALS (e.g., under certain circumstances a Policy Owner may access cash from the Policy through a withdrawal, up to the tax basis, or a loan without facing tax consequences.)

Whether and how these benefits may be utilized is largely governed by IRC Sections 7702, 7702A, 817 and 101. These federal tax laws were passed to ensure that the tax advantages of life insurance are not abused.

In sum, these federal tax laws, among numerous other things, establish the following:

     o    A definition of a life insurance contract.

     o    Diversification requirements for separate account assets.

     o Limitations on policy owner's control over the assets in a separate account.

     o Guidelines to determine the maximum amount of premium that may be paid into a policy.

     o    Limitations on withdrawals from a policy.

     o Qualification testing for all life insurance policies that have cash value features.

                            TAX STATUS OF THE POLICY

DEFINITION OF LIFE INSURANCE

In order for this Policy to offer some or all of the tax advantages described above, it must meet the definition of a life insurance contract under SECTION 7702 OF THE IRC. Complying with either the cash value accumulation test or the guideline premium test set forth in IRC Section 7702 will satisfy this definition. This Policy uses the guideline premium test. Guidance as to how IRC Section 7702 and the guideline premium test are to be applied, however, is limited. If a Policy were determined not to be a life insurance contract for purposes of IRC Section 7702, such Policy would not provide the tax advantages normally described above.

The Company believes that it is reasonable to conclude that the Policy meets the IRC Section 7702 definition of a life insurance contract. The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

DIVERSIFICATION

In addition to meeting the definition of a life insurance contract in IRC
Section 7702 of the IRC, to qualify as life insurance for federal income tax purposes, separate account investments (or the investments of a Fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must also be "adequately diversified" pursuant to SECTION 817(H) of the IRC.

Treasury Regulation Section 1.817-5, which was adopted to implement section 817(h), generally requires that no more than 55 percent of the value of the total assets of the mutual fund owned by the separate account may be represented by any one (1) investment; no more than 70 percent of such value may be represented by any two (2) investments; no more than 80 percent of such value may be represented by any three (3) investments; and no more than 90 percent of such value may be represented by any four (4) investments. Thus, under this test, the separate account and the mutual funds are generally required to invest a specified portion of its assets in at least five (5) distinct investments. Generally, Treasury securities are not subject to the diversification test and to the extent that assets include such securities, somewhat less stringent requirements may apply.

The separate account, through the funds, intends to comply with these requirements. Although the Company does not control the funds, the Company intends to monitor the investments of the mutual funds to ensure compliance with these diversification requirements.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their policy or contract rather than the insurance company. In those circumstances, a proportionate share of the income and gains from the separate account assets would be includable in the variable contract owner's gross income each year.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets IF THE CONTRACT OWNER POSSESSES INCIDENTS OF OWNERSHIP IN THOSE SEPARATE ACCOUNT ASSETS, such as the ability to exercise investment control over the assets. The Treasury has also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Investment Options without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued. While we believe that the Policy does not give the Policy Owner investment control over the separate account assets, we reserve the right to modify the Policy as necessary to prevent a Policy Owner from being treated as the owner of the separate account assets supporting the Policy.

                        TAX TREATMENT OF POLICY BENEFITS

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

IN GENERAL

The Company believes that the DEATH BENEFIT UNDER THE POLICY WILL BE EXCLUDABLE FROM THE GROSS INCOME OF THE BENEFICIARY under IRC Section 101(a)(1); unless the Policy has been transferred for value and no exception to the transfer for value rules set forth in the IRC Section 101 (a) (2) applies. In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Cash Value, including increments thereof, until there is a distribution. (See discussion of "Modified Endowment Contracts" below.) Depending on the circumstances, the exchange of one life insurance policy for another, a change in the policy's face amount, a change in the policy's death benefit option, a payment of an increased level of premiums, a policy loan, a partial or full surrender, a lapse with outstanding Indebtedness, a change in ownership, or an assignment of the policy may have federal income tax consequences. Furthermore, such actions may have Federal gift and estate, as well as state and local tax consequences that will depend upon the financial situation and other circumstances of each owner or beneficiary. You should consult your tax or legal adviser for further advice on all tax issues.

THE TAX CONSEQUENCES OF DISTRIBUTION FROM, AND LOANS TAKEN FROM OR SECURED BY, A POLICY DEPEND ON WHETHER THE POLICY IS CLASSIFIED AS A "MODIFIED ENDOWMENT CONTRACT."

MODIFIED ENDOWMENT CONTRACTS

Special tax considerations apply to "Modified Endowment Contracts" (MEC). A MEC is defined under tax law as ANY POLICY THAT SATISFIES THE PRESENT DEFINITION OF A LIFE INSURANCE CONTRACT UNDER IRC SECTION 7702 BUT WHICH FAILS TO SATISFY A 7-PAY TEST SET FORTH IN IRC SECTION 7702A. A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun to determine whether the policy constitutes a MEC. A decrease to the stated amount of the Policy may cause a re-test under the 7-pay test and could cause your Policy to become a MEC. Tax regulations or other guidance will be needed to fully define those transactions that are material changes.

Any POLICY ISSUED IN EXCHANGE FOR A MEC will be subject to the tax treatment accorded to MECs. However, the Company believes that any policy received in exchange for a life insurance contract that is not a MEC will generally not be treated as a MEC if the face amount of the policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the policy to become a MEC.

LOANS AND PARTIAL WITHDRAWALS from, as well as collateral assignments of, policies that are MECs will be treated as distributions to the policy owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from MECs will be included in gross income on an income-first basis to the extent of any income in the policy (the contract value less the policy owner's investment in the policy) immediately before the distribution.

The law also imposes an additional 10% TAX ON PRE-DEATH DISTRIBUTIONS (including loans, collateral assignments, partial withdrawals and complete surrenders) FROM MECS to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age 59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

If a Policy becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC (and therefore not taxable at the time of the distribution) could later become taxable as a distribution from a MEC if due to subsequent changes to the Policy, it later becomes a MEC.

For purposes of applying the MEC rules, all MECs that are issued by the Company (or its affiliates) to the same owner during any calendar year will be treated as one MEC contract for purposes of determining the amount includable in the owner's gross income at the time of a distribution from any such contract.

The death benefit of a modified endowment contract remains excludable from the gross income of the beneficiary to the extent described above in "Tax Treatment of Policy Benefits." Furthermore, no part of the investment growth of the cash value of a MEC is includable in the gross income of the owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of a MEC after age 59 1/2 will have the same tax consequences as life insurance policies generally as described above in "Tax Treatment of Policy Benefits."

Due to the complexity of the MEC tax rules, a policy owner should consult a qualified tax or legal adviser as to the potential MEC consequences before taking any actions with respect to the Policy.

DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS

Distributions from a policy that is not classified as a modified endowment contract are generally TREATED AS FIRST RECOVERING THE INVESTMENT IN THE POLICY (DESCRIBED BELOW) AND THEN, ONLY AFTER THE RETURN OF ALL SUCH INVESTMENT IN THE POLICY, AS DISTRIBUTING TAXABLE INCOME. An exception to this general rule occurs in the cases of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the policy in the first 15 years after the policy is issued where, as a result of that action, a cash distribution to the owner is made by the Company in order for the policy to continue complying with the IRC Section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the policy) under rules prescribed in IRC Section 7702.

Loans from, or secured by, a policy that is not a MEC are generally not treated as taxable distributions. Instead, such loans are generally treated as indebtedness of the owner. However, the tax consequences of some Policy loans are uncertain. You should consult a tax or legal adviser as to those consequences. Upon a complete surrender or lapse of a policy that is not a MEC, or when benefits are paid at such a policy's maturity date, if the amount received plus the amount of indebtedness discharged exceeds the total investment in the policy, the excess generally will be treated as ordinary income subject to tax.

Finally, neither distributions (including distributions upon surrender or lapse) nor loans from or secured by, a policy that is not a MEC, are subject to the 10 percent additional tax previously referred to above regardless of when they are made. Certain changes to the policy may cause the policy to become a MEC. Therefore, a policy owner should consult a tax or legal advisor before effecting any change to a policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing under which the Policy is pledged as security or otherwise serves as collateral, the interest paid on loans may not be tax deductible.

INVESTMENT IN THE POLICY

Investment in the policy means (i) the aggregate amount of any premiums or other consideration paid for a policy, minus (ii) the aggregate amount received under the Policy which is excluded from the gross income of the owner (except that the amount of any loan from, or secured by, a policy that is a MEC, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a policy that is a MEC to the extent that such amount is included in the gross income of the owner.

BUSINESS USES OF POLICY

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax or legal adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split dollar arrangements. Furthermore there have been recent proposals to restrict the tax advantages of corporate owned life insurance that are currently under considerations by Congress. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax or legal adviser.

                            OTHER TAX CONSIDERATIONS

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

                               INSURABLE INTEREST

The Policy Owner must have an insurable interest in the life of the Insured in order for the Policy to be valid under applicable state law and for the Policy to be treated as a life insurance policy for Federal income tax purposes. State laws on this subject vary widely, but typically require that the Policy Owner have a lawful and substantial economic interest in the continued life of the person insured, which interest must exist at the time the insurance is procured, but not necessarily at the time of the Insured's death. If no recognized insurable interest exists in a given situation, the Policy may be deemed void as against public policy under the state law and not entitled to treatment as a life insurance contract for Federal income tax purposes. It is the responsibility of the Policy Owner, not the life insurance carrier, to determine the existence of insurable interest in the life of the Insured under applicable state law.

                           THE COMPANY'S INCOME TAXES

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax on the earnings or the realized capital gains retained to meet the Company's obligations under the Policy. Based on these expectations, no charge is being made currently to the income of the Separate Account for Federal income taxes that may be attributable to the separate account. However, the Company may assess a charge against the Investment Options for federal income taxes in the event that the Company incurs income or other tax liability attributable to the separate account under future tax law.

Under present laws, the Company may incur state and local taxes in certain states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes (including such taxes), if any, attributable to the Separate Accounts.

                             ALTERNATIVE MINIMUM TAX

Please consult your tax or legal adviser for alternative minimum tax rules as they may impact your Policy.

                           DISTRIBUTION & COMPENSATION

                                  DISTRIBUTION

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. The Company has appointed Travelers Distribution LLC ("TDLLC") to serve as the principal underwriter and distributor of the securities offered through this prospectus, pursuant to the terms of a Distribution and Principal Underwriting Agreement. TDLLC, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies. The Company reimburses TDLLC for expenses TDLLC incurs in distributing the Policies (e.g., commissions payable to retail broker-dealers who sell the Policies). TDLLC does not retain any fees under the Policies; however, TDLLC may receive 12b-1 fees from the Funds.

TDLLC's principal executive offices are located at One Cityplace, Hartford, Connecticut 06103-3415. TDLLC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

TDLLC and the Company enter into selling agreements with broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Policies but are exempt from registration. Applications for the Policy are solicited by registered representatives who are associated persons of such broker-dealer firms. These representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products. The Company intends to offer the Policy in all jurisdictions where it is licensed to do business and where the Policy is approved. The Policies are offered on a continuous basis.

                             COMPENSATION -- GENERAL

Broker-dealers having selling agreements with TDLLC and the Company are paid compensation for the promotion and sale of the Policies. Registered representatives who solicit sales of the Policy typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representative. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor or disfavor one product provider over another product provider due to differing compensation rates.

Compensation paid on the Policies, as well as other incentives or payments, are not assessed as an additional direct charge to Policy owners or the Separate Account. Instead, you indirectly pay for sales and distribution expenses through overall charges and fees assessed under your Policy. For example, any profits the Company may realize through assessing the mortality and expense risk charge under your Policy may be used to pay for sales and distribution expenses. The Company may also pay for sales and distribution expenses out of any payments the Company or TDLLC may receive from the Funds for providing administrative, marketing and other support and services to the Funds.

Compensation is a factor in setting pricing under the Policies, and as disclosed in the "Modifications, Reserved Rights and Other Charges" sub-section of this prospectus, the Company has the ability to customize pricing in relation to the compensation payable to distributors for particular cases and the payments anticipated to be received for providing administrative, marketing and other support and services to the Funds.

The amount and timing of overall compensation, which includes both commissions and the additional compensation as outlined below, may vary depending on the selling and other agreements in place. The additional compensation or reimbursement we pay to certain broker-dealers may be paid in the form of flat fees. However, these payments may be represented as a percentage of expected premium payments. Except as discussed below in the Additional Compensation Arrangements with Tower Square Securities, Inc., section below, when these additional payments are taken into account, the amount of overall compensation, including both commissions and additional compensation as outlined below, is not expected to exceed 128.25% of the target premium and 6.5% of excess premium paid in the first Policy Year. The maximum compensation payable will not exceed 6.5% of the annual renewable premium paid after Policy Year 1. The preceding expected maximum overall compensation rates are based on the assumption that the broker-dealers who have selling agreements with TDLLC will have clients that make a certain minimum amount of premium payments over the course of the year. If this assumption proves to be inaccurate, the actual overall compensation rates may be higher than the preceding expected maximum overall compensation rates.

SALE OF VARIABLE LIFE POLICIES BY ENTITIES HAVING OTHER CONTRACTUAL RELATIONSHIPS WITH THE COMPANY. The Company and TDLLC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser to one or more of the Funds or serves as a sub-adviser to a Fund of The Travelers Series Trust or Travelers Series Fund Inc., which are offered under the Policies. These firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., Salomon Brothers Asset Management and Smith Barney Fund Management. Registered representatives of broker-dealer firms with an affiliated company acting as an adviser or a sub-adviser may favor these Funds when offering the Policies.

SALE OF VARIABLE LIFE INSURANCE BY AFFILIATES OF THE COMPANY. The Company and TDLLC may offer the Policies through retail broker-dealers that are affiliates of the Company. Because of the affiliation, these broker-dealer firms and their registered representatives may favor the Company's products.

                              COMPENSATION -- TYPES

PERCENTAGE OF PREMIUM PAYMENT. We generally pay compensation as a percentage of Premium Payments invested in the Policy ("commissions"). In addition, we pay periodic asset-based commission based on all or a portion of the Contract Value. The amount of commissions we pay may vary depending on the selling agreement. We may also periodically establish commission specials whereby we pay a higher amount for sales of the Policy during a specified period; however, commissions paid under these specials will not exceed the amounts described immediately above. While a commission special is in effect, registered representatives may be inclined to favor a product that pays a higher compensation over another product where a compensation special is not in effect. We are not currently offering any commission specials.

PROMOTIONAL INCENTIVES AND PAYMENTS. To the extent permitted by NASD rules and other applicable laws and regulations, TDLLC may pay or allow other promotional incentives or payments in the form of cash or other compensation.

PREFERRED DISTRIBUTION ARRANGEMENTS. The Company and TDLLC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and TDLLC pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on: aggregate, net or anticipated sales of the Policies; total assets attributable to sales of the Policies by registered representatives of the broker-dealer firm; the length of time that a Policy owner has owned the Policy; meeting certain sales thresholds; and/or actual or anticipated overhead expenses incurred by the broker-dealer firms in offering the Policies and other variable insurance products offered by the Company or its affiliates. Compensation under these arrangements may be in the form of one-time or periodic lump sum payments. The Company and TDLLC have entered into such arrangements with Interlink Securities, Inc., Tower Square Securities, Inc., NFP Securitites, Inc., The Leaders Group, Inc., Underwriter Equity Corporation and ING Financial Partners.

In addition, the Company or TDLLC may sponsor all or a portion of broker-dealer firms' annual, regional or other meetings with their registered representatives and executives for purposes of educating them as to the Company's products. Any such compensation or reimbursement payable to a broker-dealer firm will be made by TDLLC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firm and its registered representatives to favor the Company's products.

ADDITIONAL COMPENSATION ARRANGEMENTS WITH TOWER SQUARE SECURITIES, INC. The Company and TDLLC have entered into a selling agreement with Tower Square Securities, Inc. ("Tower Square"), which is affiliated with the Company. Registered representatives of Tower Square, who are properly licensed and appointed, may offer the Policy to customers. In addition to compensation described above, representatives are eligible for various cash benefits, such as bonuses, commission advances and non-cash compensation programs offered by the Company, such as retirement and other benefit plans for agents and the ability to purchase Citigroup common stock at a discount. Sales of the Policies may help qualify a Tower Square representative for such benefits.

Sales representatives may receive other payments from the Company for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services. In addition, sales representatives who meet certain Company productivity, persistency and length of services standards may be eligible for additional compensation. In addition to the compensation described above, Tower Square may receive up to 25% of target premium in additional compensation. This compensation is not paid to registered representatives but is used by Tower Square to supplement its operating income and may cause Tower Square or its representatives to favor the Company's products.

                            OTHER POLICY INFORMATION

                       PAYMENT AND SUSPENSION OF VALUATION

You may send your written requests for payment to our Home Office. We ordinarily pay any proceeds, loan amounts, or surrender or partial surrender proceeds in a lump sum within seven days after receipt at our Home Office of all the documents required for such a payment. Other than the Death Benefit proceeds, which we determine as of the date of the Insured's death, the amount we pay is as of the end of the Valuation Period during which our Home Office receives all required documents. We may pay our Death Benefit proceeds in a lump sum or under an optional payment plan.

                                POLICY STATEMENTS

We will maintain all records relating to the separate accounts, the Investment Options. At least once each Policy Year, we will send you a statement showing:

     o    the Cash Value, Stated Amount and Amount Insured;

     o    the date and amount of each Premium Payment;

     o    the date and amount of each Monthly Deduction;

     o the amount of any outstanding Policy Loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account;

     o the date and amount of any partial surrenders and the amount of any partial surrender charges or decrease of Stated Amount charges;

     o    the annualized cost of any Riders purchased under the Policy; and

     o a reconciliation since the last report of any change in Cash Value and Cash Surrender Value.

We will also send any other reports required by any applicable state or federal laws or regulations.

                LIMITS ON RIGHT TO CONTEST AND SUICIDE EXCLUSION

The Company may not contest the validity of the Policy after it has been in effect during the Insured's lifetime for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if the Insured commits suicide during the two-year period following issue while sane or insane (subject to state law) the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender and
(ii) the amount of any Outstanding Loan. During the two-year period following an increase, the portion of the Death Benefit attributable to the increase in the case of suicide will be limited to an amount equal to the Deduction Amount paid for such increase (subject to state law) and if the policy is reinstated, the two year period will be measured from the date of reinstatement.

                         MISSTATEMENT AS TO SEX AND AGE

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the corrected information. You may file proof of age at any time at our Home Office.

                                 POLICY CHANGES

At any time, we may make such changes to your Policy as are necessary to assure compliance with the definition of life insurance prescribed in the Code. We may amend your Policy to conform with any law or regulation issued by any government agency to which it is subject. Only our officers have the right to change the Policy. No agent has the authority to change the Policy or waive any of its terms. Each endorsement, amendment, or rider must be signed by an officer of the Company to be valid.

Addition and Substitution of Funds. If the use of a Separate Account or of an Investment Option is no longer possible, or in our judgment becomes inappropriate for the purposes of the Policy, we may substitute another separate account or Investment Option without your consent. The new Investment Option may have higher fees and charges than the one it replaced, and may not necessarily be available to all classes of Policies. We will not substitute Investment Options without notice to you and without prior approval of the SEC and of the insurance commissioner of the state where this Policy is issued for delivery, to the extent required by law. We also may add other Investment Options under the Policy. As required by law, we will notify you of any Policy changes.

                               EMERGENCY PROCEDURE

We reserve the right to postpone any surrender, partial surrender, policy loan, or payment of death benefit proceeds for a period not to exceed 12 months, if in our reasonable judgment, such postponement is necessary for the orderly liquidation of assets invested in an Investment Option. Furthermore, we may postpone any payment involving a determination of Cash Value in any case whenever:

     (1) the New York Stock Exchange or any stock exchange in which an Investment Option invests is closed (except for customary weekend and holiday closings) or trading on the New York Stock Exchange or other stock exchange is restricted as determined by the SEC or equivalent authority; or

     (2) in our reasonable judgment, we determine that a state of emergency exists so that valuation of the assets in an Investment Option or disposal of securities is not reasonably practicable.

Allocations and transfers to, and deductions and transfers from, an Investment Option may be postponed as described in (1) and (2) above.

                     RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Policy Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

                                LEGAL PROCEEDINGS

In 2003 and 2004, several issues in the mutual fund and variable insurance product industries have come under the scrutiny of federal and state regulators. Like many other companies in our industry, the Company has received a request for information from the Securities and Exchange Commission (SEC) and a subpoena from the New York Attorney General regarding market timing and late trading. During 2004 the SEC requested additional information about the Company's variable product operations on market timing, late trading and revenue sharing, and the SEC, the National Association of Securities Dealers and the New York Insurance Department have made inquiries into these issues and other matters associated with the sale and distribution of insurance products. In addition, like many insurance companies and agencies, in 2004 and 2005 the Company received inquiries from certain state Departments of Insurance regarding producer compensation and bidding practices. The Company is cooperating fully with all of these requests and is not able to predict their outcomes.

Notwithstanding the above, there are no pending legal proceedings affecting either the Separate Account or the principal underwriter. There are no pending legal proceedings against either Company likely to have a material adverse affect on the ability of either Company to meet its obligations under the applicable Contract.

                              FINANCIAL STATEMENTS

We have included the Company's financial statements and the Separate Account's financial statements in the Statement of Additional Information.

                                   APPENDIX A
                GLOSSARY OF TERMS USED THROUGHOUT THIS PROSPECTUS
--------------------------------------------------------------------------------

ACCUMULATION UNIT -- a standard of measurement used to calculate the value of the Investment Options.

AGE -- the Insured's age as of his or her last birthday.

AMOUNT INSURED -- under Option 1, the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Cash Value (the "Minimum Amount Insured"). Under Option 2 the Amount Insured will be equal to the Stated Amount of the Policy plus the Cash Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured.

ANNUAL MINIMUM PREMIUM -- the owner must pay a first premium greater than or equal to one-quarter of this amount for the Policy to be issued. (Please refer to Appendix B).

BENEFICIARY (IES) -- the person(s) named to receive the Death Benefit of this Policy after the death of the Insured.

CASH SURRENDER VALUE -- the Cash Value less any Outstanding Loans and applicable surrender charges.

CASH VALUE -- the sum of the accumulated value held in the Investment Options plus the Loan Account value.

CODE -- the Internal Revenue Code.

COMPANY (ISSUING COMPANY) --The Travelers Insurance Company

COMPANY'S HOME OFFICE -- the principal executive offices located at One Cityplace, Hartford, Connecticut 06103-3415.

COST OF INSURANCE CHARGE -- A charge that reflects the anticipated mortality of the Insured.

DEATH BENEFIT -- the amount payable to the Beneficiary if this Policy is in force upon the death of the Insured.

DEDUCTION DATE (OR DAY) -- the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy's Cash Value.

FUND -- See Mutual Fund.

GENERAL ACCOUNT -- an account that consists of the Company's assets other than those held in any separate account.

INITIAL PREMIUM PAYMENT -- the first Premium Payment made under the Policy.

INSURANCE COMPANY -- The Travelers Insurance Company.

INSURED -- the person whose life is insured under the Policy.

INVESTMENT OPTIONS -- the segments of the separate account to which you may allocate Premium Payments or Cash Value. Each Investment Option invests directly in a corresponding Mutual Fund (Fund).

INVESTMENT OPTION DEDUCTION -- the charge we deduct from each Investment Option to cover our mortality and expenses risk charges and administrative charges. It is shown on the Policy Summary.

ISSUE DATE -- the date on which the Company issues the Policy for delivery to the Policy Owner.

ISSUING COMPANY --The Travelers Insurance Company

LOAN ACCOUNT -- an account in the Company's general account to which we transfer the amount of any Policy Loan, and to which we credit a fixed rate of interest.

MATURITY BENEFIT -- an amount equal to the Policy's Cash Value, less any outstanding loan or unpaid Monthly Deduction Amount or amounts payable to an assignee, payable to the Policy Owner if the Insured is living on the Maturity Date.

MATURITY DATE -- The anniversary of the Policy Date on which the Insured is age 95.

MINIMUM AMOUNT INSURED -- the amount of Death Benefit required for this Policy to qualify as life insurance under federal tax law. It is a stated percentage of Cash Value determined as of the first day of the Policy Month and is shown in the Policy.

MONTHLY DEDUCTION AMOUNT -- the amount of charges deducted from the Policy's Cash Value, which includes cost of insurance charges, administrative charges, and any charges for benefits associated with any Rider(s).

MUTUAL FUND (OR FUND) -- a registered open-end management investment company or a series thereof that corresponds to an Investment Option. Each Investment Option invests directly in a Mutual Fund of the same name.

NET AMOUNT AT RISK -- the Death Benefit minus the Cash Value at the beginning of each Policy Month.

NET PREMIUM PAYMENT -- the amount of each Premium Payment, minus the deduction of any sales expense charges, Premium Taxes or Deferred Acquisition Cost Charges as shown on the Policy Summary.

OUTSTANDING LOAN -- the amount owed the Company as a result of policy loans including both principal and accrued interest.

PLANNED PREMIUM -- the amount of premium which the Policy Owner chooses to pay to the Company on a scheduled basis, and for which the Company will bill the Policy Owner.

POLICY -- INVEST, an individual variable flexible premium life insurance policy.

POLICY ANNIVERSARY -- an anniversary of the Policy Date.

POLICY DATE -- the date shown on the Policy Summary and used to determine administrative transactions on the Policy (e.g., Deduction Days, Policy Years).

POLICY MONTH -- twelve one-month periods during the Policy Year, each of which begins on the Policy Date or the Deduction Day.

POLICY OWNER(S) (YOU, YOUR OR OWNER) -- the person(s) having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.

POLICY YEARS -- each successive twelve-month period; the first beginning with the Policy Date.

PREMIUM ALLOCATION INSTRUCTIONS -- the instructions you provide us to allocate your Premium Payments among the Investment Options. You may change your Premium Allocation Instructions by written direction.

PREMIUM PAYMENT -- the amounts you send us to be applied to your Policy.

RIDERS -- supplemental insurance benefits offered under the Policy. There are additional charges associated with some Riders.

SEPARATE ACCOUNT(S) -- assets set aside by the Company, the investment performance of which is kept separate from that of other assets of the Company.

STATED AMOUNT -- the amount selected by the Policy Owner used to determine the Death Benefit, which may be increased or decreased as described in the Policy.

TERM AMOUNT -- the amount of insurance provided by the Rider.

UNDERWRITING PERIOD -- the time period from when we receive a completed Application until the Issue Date.

VALUATION DATE -- a day on which the separate account is valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

                                   APPENDIX B
                             ANNUAL MINIMUM PREMIUMS
--------------------------------------------------------------------------------

                         (PER THOUSAND OF STATED AMOUNT)

     AGE                MALE              FEMALE                         AGE              MALE                FEMALE
--------------      -------------      -------------                 ------------     --------------     -----------------
      0                 2.80               2.42                          48                   12.15                 11.29
      1                 2.69               2.47                          49                   12.83                 11.89
      2                 2.59               2.48                          50                   13.51                 12.51
      3                 2.58               2.47                          51                   14.42                 13.18
      4                 2.58               2.47                          52                   15.34                 13.86
      5                 2.58               2.47                          53                   16.24                 14.53
      6                 2.58               2.47                          54                   17.16                 15.29
      7                 2.60               2.49                          55                   18.07                 16.10
      8                 2.62               2.52                          56                   19.43                 17.11
      9                 2.66               2.56                          57                   20.79                 18.20
     10                 2.72               2.62                          58                   22.16                 19.35
     11                 2.80               2.68                          59                   23.52                 20.51
     12                 2.89               2.76                          60                   24.88                 21.68
     13                 3.01               2.84                          61                   27.11                 22.98
     14                 3.13               2.94                          62                   29.34                 24.27
     15                 3.25               3.04                          63                   31.57                 25.59
     16                 3.38               3.16                          64                   33.80                 27.01
     17                 3.51               3.28                          65                   36.03                 28.57
     18                 3.62               3.40                          66                   38.86                 30.12
     19                 3.72               3.47                          67                   41.70                 31.63
     20                 3.81               3.53                          68                   44.52                 33.29
     21                 3.90               3.60                          69                   47.36                 35.39
     22                 3.98               3.67                          70                   49.76                 37.75
     23                 4.05               3.73                          71                   54.39                 40.67
     24                 4.08               3.71                          72                   59.04                 44.16
     25                 4.13               3.76                          73                   63.71                 48.15
     26                 4.30               3.93                          74                   68.41                 52.54
     27                 4.45               4.09                          75                   72.60                 57.27
     28                 4.61               4.26                          76                   80.21                 62.20
     29                 4.76               4.41                          77                   87.34                 67.37
     30                 4.92               4.60                          78                   94.52                 73.00
     31                 5.12               4.80                          79                  101.76                 79.30
     32                 5.32               5.02                          80                  109.06                 86.49
     33                 5.52               5.22                          81                  120.34                 94.56
     34                 5.74               5.46                          82                  131.76                103.39
     35                 5.98               5.71                          83                  143.32                112.96
     36                 6.33               6.01                          84                  155.03                123.28
     37                 6.66               6.31                          85                  166.88                138.49
     38                 7.01               6.64                          86                  170.39                149.27
     39                 7.34               6.97                          87                  177.17                159.84
     40                 7.69               7.34                          88                  191.28                171.55
     41                 8.17               7.75                          89                  208.18                185.73
     42                 8.66               8.18                          90                  241.15                203.75
     43                 9.14               8.62                          91                  254.21                225.63
     44                 9.63               9.11                          92                  282.60                250.53
     45                10.11               9.59                          93                  314.35                278.47
     46                10.79              10.13                          94                  349.51                309.50
     47                11.47              10.70

                                   APPENDIX C
                 PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE
--------------------------------------------------------------------------------

                                                               (First Year)

                               STATED AMOUNT                                                 STATED AMOUNT
              ------------------------------------------------               -----------------------------------------------
  ISSUE         $50,000          $500,000         $1,000,000      ISSUE        $50,000          $500,000        $1,000,000
   AGE        TO $499,999      TO $999,999        AND ABOVE        AGE       TO $499,999      TO $999,999       AND ABOVE
----------    -------------    -------------     -------------    -------    -------------    -------------    -------------
    0             2.04             1.84              1.63           33           3.92             3.53             3.14
    1             2.04             1.84              1.63           34           4.08             3.67             3.26
    2             2.04             1.84              1.63           35           4.19             3.77             3.35
    3             2.04             1.84              1.63           36           4.43             3.99             3.54
    4             2.04             1.84              1.63           37           4.66             4.19             3.73
    5             2.19             1.97              1.75           38           4.91             4.42             3.93
    6             2.19             1.97              1.75           39           5.14             4.63             4.11
    7             2.21             1.99              1.77           40           5.69             5.12             4.55
    8             2.23             2.01              1.78           41           6.05             5.45             4.84
    9             2.26             2.03              1.81           42           6.41             5.77             5.13
   10             2.39             2.15              1.91           43           6.76             6.08             5.41
   11             2.46             2.21              1.97           44           7.13             6.42             5.70
   12             2.54             2.29              2.03           45           7.18             6.46             5.74
   13             2.65             2.39              2.12           46           7.66             6.89             6.13
   14             2.75             2.48              2.20           47           8.14             7.33             6.51
   15             2.76             2.48              2.21           48           8.63             7.77             6.90
   16             2.77             2.49              2.22           49           9.11             8.20             7.29
   17             2.79             2.51              2.23           50          10.00             9.00             8.00
   18             2.82             2.54              2.26           51          10.67             9.60             8.54
   19             2.90             2.61              2.32           52          11.35            10.22             9.06
   20             2.86             2.57              2.29           53          12.02            10.82             9.62
   21             2.93             2.64              2.34           54          12.70            11.43            10.16
   22             2.99             2.69              2.39           55          13.01            11.71            10.41
   23             3.04             2.74              2.43           56          13.99            12.69            11.19
   24             3.06             2.75              2.45           57          14.97            13.47            11.98
   25             3.08             2.77              2.46           58          15.96            14.36            12.77
   26             3.14             2.83              2.51           59          16.93            15.24            13.54
   27             3.25             2.93              2.60           60          17.91            16.12            14.33
   28             3.37             3.03              2.70           61          19.52            17.57            15.82
   29             3.47             3.12              2.78           62          21.12            19.01            16.90
   30             3.49             3.14              2.79           63          22.73            20.46            18.18
   31             3.64             3.28              2.91           64          24.34            21.91            19.47
   32             3.78             3.40              3.02          65+          25.40            22.85            20.32

                                   APPENDIX D
                          MONTHLY ADMINISTRATIVE CHARGE
--------------------------------------------------------------------------------

                         (PER THOUSAND OF STATED AMOUNT)
             APPLICABLE FOR THREE YEARS FOLLOWING ISSUE OR INCREASE

                                                        SMOKERS AND NON-SMOKERS

                             STATED AMOUNT                                                STATED AMOUNT
            ------------------------------------------------             -------------------------------------------------
  ISSUE        $75,000          $500,000       $1,000,000       ISSUE       $75,000          $500,000        $1,000,000
   AGE       TO $499,999      TO $999,999       AND ABOVE        AGE      TO $499,999      TO $999,999       AND ABOVE
----------  ---------------  ---------------  --------------  ---------- ---------------  ---------------  ---------------
    0            0.16             0.08            0.00           33           0.19             0.09             0.00
    1            0.16             0.08            0.00           34           0.19             0.09             0.00
    2            0.16             0.08            0.00           35           0.19             0.09             0.00
    3            0.16             0.08            0.00           36           0.20             0.09             0.00
    4            0.16             0.08            0.00           37           0.21             0.10             0.00
    5            0.16             0.08            0.00           38           0.22             0.10             0.00
    6            0.16             0.08            0.00           39           0.23             0.10             0.00
    7            0.16             0.08            0.00           40           0.23             0.10             0.00
    8            0.16             0.08            0.00           41           0.24             0.10             0.00
    9            0.16             0.08            0.00           42           0.24             0.10             0.00
   10            0.16             0.08            0.00           43           0.24             0.10             0.00
   11            0.16             0.08            0.00           44           0.24             0.10             0.00
   12            0.16             0.08            0.00           45           0.24             0.10             0.00
   13            0.16             0.08            0.00           46           0.25             0.11             0.00
   14            0.16             0.08            0.00           47           0.26             0.11             0.00
   15            0.16             0.08            0.00           48           0.27             0.11             0.00
   16            0.16             0.08            0.00           49           0.28             0.11             0.00
   17            0.16             0.08            0.00           50           0.29             0.15             0.00
   18            0.16             0.08            0.00           51           0.30             0.15             0.00
   19            0.16             0.08            0.00           52           0.32             0.15             0.00
   20            0.16             0.08            0.00           53           0.33             0.15             0.00
   21            0.16             0.08            0.00           54           0.34             0.15             0.00
   22            0.16             0.08            0.00           55           0.35             0.15             0.00
   23            0.16             0.08            0.00           56           0.35             0.15             0.00
   24            0.16             0.08            0.00           57           0.35             0.15             0.00
   25            0.16             0.08            0.00           58           0.36             0.15             0.00
   26            0.16             0.09            0.00           59           0.36             0.15             0.00
   27            0.17             0.09            0.00           60           0.36             0.15             0.00
   28            0.17             0.09            0.00           61           0.38             0.15             0.00
   29            0.18             0.09            0.00           62           0.38             0.15             0.00
   30            0.18             0.09            0.00           63           0.38             0.15             0.00
   31            0.18             0.09            0.00           64           0.39             0.15             0.00
   32            0.18             0.09            0.00           65+          0.39             0.15             0.00

                                   APPENDIX E
--------------------------------------------------------------------------------
                           HYPOTHETICAL ILLUSTRATIONS

The following hypothetical illustrations are intended to illustrate how the Policy's Cash Value, Cash Surrender Value and Death Benefit change over time based on a representative insured's age and rating classification as well as a representative premium payment pattern. Each illustration assumes that all premium payments are invested in the Investment Options and Corresponding Funds. Each illustration assumes gross rates of returns for the Funds, before deduction of Fund charges, of 0%, 6% and 12%. Both examples reflect the deduction of (i) 5.00% from each premium payment for premium tax (2.50%) and front-end sales charges (2.50%), (ii) the mortality and expense risk charge and separate account expense charge, (iii) an arithmetic average of Fund expenses and (iv) the cost of insurance charges (either current or guaranteed).

The Cost of Insurance Rates charged varies by age, sex and underwriting classification. The policy administrative expense charge varies by age, amount of insurance and smoker/non-smoker classification for current charges. Both charges are deducted monthly pro rata from each of the Investment Options.

The mortality and expense risk charge and the separate account expense charge are 0.80% and 10.0%, respectively, for the first fifteen Policy Years; thereafter they are 0.25% and 0.00%, respectively. (Different charges apply for policies issued before May 1, 1998.) Both charges are deducted daily from the unloaned portion of the Cash Value.

The charge for Fund expenses reflected in the illustrations assumes that Cash Value is allocated equally among all Investment Options and is an arithmetic average of investment advisory fees and other expenses charged by each of the available Funds during the most recent calendar year. The Fund expenses used do not reflect any expense reimbursement agreements that may be in effect, as shown in the Policy prospectus summary. If the expense reimbursement arrangements were reflected, values shown in the illustrations may be higher. The actual charges under a Policy for expenses of the Funds will vary from year to year and will depend on the actual allocation of Cash Value and may be higher or lower than those illustrated.

After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of - 1.64%, 4.36% and 10.36%, respectively, on a current and guaranteed basis during the first fifteen Policy Years, and to approximate net annual rates of -0.99%, 5.01% and 11.01%, respectively, on a current and guaranteed basis thereafter. (Different approximate net annual rates apply for policies issued before May 1, 1998.) These approximate net annual rates of return do not reflect the deduction of the cost of insurance charge and the policy administrative charge. If they did, they would be lower.

The illustrations do not reflect any charges for federal income taxes against the Separate Account since the Company is not currently deducting such charges from Fund UL. However, such charges may be made in the future, and in that event, the gross annual investment rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits, Cash Values and Cash Surrender Values illustrated.

If actual gross rates of return on the Funds are higher or lower than those assumed in these illustrations, and/or if the actual current charges are higher or lower than those assumed in these illustrations, the actual results (Death Benefit, Cash Value, and Cash Surrender Value) will differ from the illustrated results.

Where required by law or upon request, the Company, through its agent, will provide you a personalized illustration based upon the proposed Insured's age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The illustration will show the weighted average Fund expenses, arithmetic average Fund expenses and/or the actual Fund expenses depending on what you request. An explanation of how the Fund expenses are calculated will appear on the illustration. The hypothetical gross annual investment return assumed in such an illustration would not exceed 12%.

                                     IN-VEST
            FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                HYPOTHETICAL ILLUSTRATION WITH CURRENT CHARGES**

Male, Issue Age 44                                      Face Amount $990,000
Non-Smoker                                              Annual Premium $8,000.00

           TOTAL
         PREMIUMS
          WITH 5%               DEATH BENEFIT                     CASH VALUE                 CASH SURRENDER VALUE
                      --------------------------------------------------------------------------------------------------
 YEAR    INTEREST         0%        6%         12%        0%        6%         12%         0%       6%         12%
 ----    --------         --        --         ---        --        --         ---         --       --         ---

     1          8,400    990,000   990,000      990,000    3,448     3,774        4,101        0         0            0
     2         17,220    990,000   990,000      990,000    6,673     7,542        8,455      550     1,367        2,225
     3         26,481    990,000   990,000      990,000    9,654    11,282       13,067    3,986     5,516        7,194
     4         36,205    990,000   990,000      990,000   13,551    16,189       19,198    8,293    10,772       13,601
     5         46,415    990,000   990,000      990,000   22,555    22,895       23,220   17,390    17,709       18,015
     6         57,136    990,000   990,000      990,000   25,832    27,874       29,943   21,104    23,024       24,969
     7         68,393    990,000   990,000      990,000   28,830    32,855       37,159   24,556    28,339       32,385
     8         80,213    990,000   990,000      990,000   31,529    37,815       44,900   27,726    33,635       40,589
     9         92,623    990,000   990,000      990,000   33,900    42,726       53,202   30,599    39,058       49,534
    10        105,654    990,000   990,000      990,000   35,917    47,554       62,099   33,128    44,520       59,065
    15        181,260    990,000   990,000      990,000   39,524    69,076      117,079   39,524    69,076      117,079
    20        277,754    990,000   990,000      990,000   26,063    78,714      192,908   26,063    78,714      192,908
    25        400,908          0   990,000      990,000        0    57,683      295,034        0    57,683      295,034
    30        558,086          0         0      990,000        0         0      435,842        0         0      435,842
    35        758,691          0         0      990,000        0         0      648,932        0         0      648,932
    40      1,014,718          0         0    1,111,344        0         0    1,058,423        0         0    1,058,423
    45      1,341,481          0         0    1,871,886        0         0    1,782,748        0         0    1,782,748
    50      1,758,523          0         0    3,031,269        0         0    2,971,832        0         0    2,971,832
    51      1,854,849          0         0    3,333,331        0         0    3,300,327        0         0    3,300,327

These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

---------
** Current cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense IN-VEST administrative charge.

            FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                HYPOTHETICAL ILLUSTRATION WITH CURRENT CHARGES**

Male, Issue Age 44                                      Face Amount $990,000
Non-Smoker                                              Annual Premium $8,000.00

          TOTAL
         PREMIUMS
         WITH 5%              DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
                     ---------------------------------------------------------------------------------------------------
 YEAR    INTEREST       0%        6%         12%         0%        6%         12%         0%        6%         12%
 ----    --------       --        --         ---         --        --         ---         --        --         ---

     1         8,400   990,000    990,000     990,000     2,029      2,309       2,592         0          0           0
     2        17,220   990,000    990,000     990,000     3,681      4,366       5,091         0          0           0
     3        26,481   990,000    990,000     990,000     4,942      6,139       7,468         0        682       1,931
     4        36,205   990,000    990,000     990,000     6,972      8,811      10,944     2,108      3,837       5,842
     5        46,415   990,000    990,000     990,000    22,023     22,358      22,679    16,890     17,205      17,507
     6        57,136   990,000    990,000     990,000    23,011     24,945      26,908    18,452     20,271      22,116
     7        68,393   990,000    990,000     990,000    23,468     27,130      31,062    19,515     22,958      26,654
     8        80,213   990,000    990,000     990,000    23,321     28,813      35,054    20,011     25,174      31,040
     9        92,623   990,000    990,000     990,000    22,496     29,892      38,790    19,879     26,831      35,195
    10       105,654   990,000    990,000     990,000    20,904     30,238      42,150    19,016     27,790      39,116
    15       181,260         0    990,000     990,000         0     16,760      48,898         0     16,760      48,898
    20       277,754         0          0     990,000         0          0      19,420         0          0      19,420
    25       400,908         0          0           0         0          0           0         0          0           0
    30       558,086         0          0           0         0          0           0         0          0           0
    35       758,691         0          0           0         0          0           0         0          0           0
    40     1,014,718         0          0           0         0          0           0         0          0           0
    45     1,341,481         0          0           0         0          0           0         0          0           0
    50     1,758,523         0          0           0         0          0           0         0          0           0
    51     1,854,849         0          0           0         0          0           0         0          0           0

These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

---------
** Guaranteed cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

To learn more about the Policy, you should read the Statement of Additional Information (SAI) dated the same date as this prospectus, which is incorporated by reference into this Prospectus. For a free copy of the SAI or for other Policy inquiries please contact us by writing to Travelers Life & Annuity, One Cityplace, Hartford, CT 06103-3415, call 1-800-842-9406 or access the SEC's website (http://www.sec.gov).

To obtain free copies of personalized illustrations of death benefits, cash surrender values, and cash values please contact your agent or registered representative.

The SAI and additional information about the Registrant can be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the Registrant are available on the Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC 20549-0102.

Investment Company Act File Numbers: 811-03297 and 811-07411

                                                                         L-11166

                                                                           05/05

                                     PART B

          INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                                     INVEST
                              TRAVELERS MARKETLIFE
                             TRAVELERS VARIABLE LIFE
                       TRAVELERS VARIABLE LIFE ACCUMULATOR
                       TRAVELERS VARIABLE SURVIVOSHIP LIFE
                     TRAVELERS VARIABLE SURVIVORSHIP LIFE II
                 TRAVELERS VARIABLE LIFE ACCUMULATOR - SERIES 2




                   PART B: STATEMENT OF ADDITIONAL INFORMATION
                                      (SAI)


                                      DATED


                                   MAY 2, 2005


                                       FOR


                THE TRAVELERS FUND UL FOR VARIABLE LIFE INSURANCE
                                  (REGISTRANT)


                                    ISSUED BY


                         THE TRAVELERS INSURANCE COMPANY
                                   (DEPOSITOR)


This Statement of Additional Information ("SAI") is not a prospectus. This SAI contains additional information about the Contracts and The Travelers Insurance Company. You should read this SAI in conjunction with the prospectuses for the Flexible Premium Variable Life Insurance Contract dated May 2, 2005 for INVEST, Travelers MarketLife, Travelers Variable Life, Travelers Variable Life Accumulator - Series 2, Travelers Variable Survivorship Life, and Travelers Variable Survivorship Life II ("the Contracts"). The defined terms used in this SAI are as defined in the prospectuses.

Copies of the prospectuses may be obtained by writing to The Travelers Insurance Company, One Cityplace, Hartford, Connecticut 06103-3415, or by calling 1-800-334-4298 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY                                                3
   The Depositor                                                               3
   State Regulation                                                            3
   The Registrant                                                              3
   Registration Statement                                                      3
   The Custodian                                                               3
UNDERWRITING AND SERVICE AGREEMENTS                                            4
   Distribution and Principal Underwriting Agreement                           4
   Compensation                                                                4
   Distribution and Service Fees (12b-1 fees)                                  5
VALUATION OF ASSETS                                                            5
   Investment Options                                                          5
   The Cash Value                                                              5
   Accumulation Unit Value                                                     5
ADDITIONAL INFORMATION ABOUT CONTRACT CHARGES                                  6
   Special Purchase Plans                                                      6
   Underwriting Procedures                                                     6
   Increases and Decreases in Stated Amount                                    6
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                  6
FINANCIAL STATEMENTS                                                           6

                         GENERAL INFORMATION AND HISTORY

THE DEPOSITOR. The Travelers Insurance Company (the "Company") is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. The Company is licensed to conduct a life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands, and the Bahamas. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06183, and its telephone number is (860) 308-1000.

The Company is a wholly owned subsidiary of Citigroup Insurance Holding Corporation, which is an indirect, wholly owned subsidiary of Citigroup Inc. ("Citigroup"), a diversified global financial services holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world. Citigroup's activities are conducted through the Global Consumer, Global Corporate, Global Investment Management and Private Banking, and Investment Activities.

On January 31, 2005, CITIGROUP INC. announced that it has agreed to sell its life insurance and annuity businesses to METLIFE, INC. The proposed sale would include the following insurance companies that issue the variable annuity or variable life insurance contract described in your prospectus:

    o   The Travelers Insurance Company ("TIC")

    o   The Travelers Life and Annuity Company ("TLAC")

The proposed sale would also include TIC and TLAC's affiliated investment advisory companies, Travelers Asset Management International Company LLC, and Travelers Investment Adviser Inc., each of which serves as the investment advisor for certain of the funding options that may be available under your variable contract.

The transaction is subject to certain domestic and international regulatory approvals, as well as other customary conditions to closing. The transaction is expected to close this summer. Under the terms of the transaction, The Travelers Insurance Company will distribute its ownership of Primerica Life Insurance Company and certain other assets, including shares of Citigroup preferred stock, to Citigroup Inc., or its subsidiaries prior to the closing. The Travelers Insurance Company has filed a current report on Form 8-K on February 2, 2005 with additional information about the transaction, including pro forma financial information. The filing can be found at the SEC's Internet website at http://www.sec.gov.

The transaction will not affect the terms or conditions of your variable annuity or variable life insurance contract, and The Travelers Insurance Company or The Travelers Life and Annuity Company will remain fully responsible for their respective contractual obligations to variable annuity and variable life insurance contract owners.

STATE REGULATION. The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut (the Commissioner). An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.

The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.

THE REGISTRANT. The Travelers Insurance Company sponsors a separate account: The Travelers Fund UL for Variable Life Insurance (Fund UL). Fund UL was established under the laws of Connecticut on November 10, 1983. Fund UL is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940 and qualify as a "a separate account." Separate Accounts are primarily designed to keep policy assets separate from other company assets.

REGISTRATION STATEMENT. Registration Statements have been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statements, their amendments and exhibits, contain information beyond that found in the prospectuses and the SAI.

THE CUSTODIAN. The Company holds title to the assets in the Separate Account.

                       UNDERWRITING AND SERVICE AGREEMENTS

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. Travelers Distribution LLC ("TDLLC") serves as the principal underwriter and distributor of the securities offered through this prospectus pursuant to the terms of the Distribution and Principal Underwriting Agreement. TDLLC also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies.


TDLLC's principal executive offices are located at One Cityplace, Hartford, Connecticut 06103. TDLLC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The following table shows the amount of commissions paid to and the amount of commissions retained by TDLLC over the past three years.

                         TDLLC UNDERWRITING COMMISSIONS

------------------------ ---------------------------- --------------------------
                           UNDERWRITING COMMISSIONS     AMOUNT OF UNDERWRITING
                               PAID TO TDLLC BY          COMMISSIONS RETAINED
          YEAR                    THE COMPANY                  BY TDLLC
------------------------ ---------------------------- --------------------------

          2004                       $2,096                       $0
------------------------ ---------------------------- --------------------------

          2003                       $2,272                       $0
------------------------ ---------------------------- --------------------------

          2002                       $2,672                       $0
------------------------ ---------------------------- --------------------------

The Policies are offered on a continuous basis. TDLLC enters into selling agreements with broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Policies but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products. We intend to offer the Policy in all jurisdictions where we are licensed to do business and where the Policy is approved.

COMPENSATION. Broker-dealers who have selling agreements with TDLLC are paid compensation for the promotion and sale of the Policies. Registered representatives who solicit sales of the Policy typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representative. Compensation paid on the Policies, as well as other incentives or payments, are not assessed as an additional direct charge to Policy owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy and from profits on payments received by the Company and TDLLC for providing administrative, marketing and other support and services to the Funds.


                               VALUATION OF ASSETS

INVESTMENT OPTIONS. The value of the assets of each Investment Option is determined at 4:00 p.m. eastern time on each business day, unless we need to close earlier due to an emergency. A business day is any day the New York Stock Exchange is open. Each security traded on a national securities exchange is valued at the last reported sale price on the business day. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

Any security not traded on a securities exchange but traded in the over-the-counter-market and for which market quotations are readily available is valued at the mean between the quoted bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

Securities traded on the over-the-counter-market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

Short-term investments for which a quoted market price is available are valued at market. Short-term investments maturing in more than sixty days for which there is no reliable quoted market price are valued by "marking to market" (computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity.) "Marking to market" takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities. Short-term investments maturing in sixty days or less for which there is no reliable quoted market price are valued at amortized cost which approximates market.

THE CASH VALUE. The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure the investment performance of an Investment Option from one valuation period to the next. The net investment factor for an Investment Option for any valuation period is equal to the sum of 1.000000 plus the net investment rate (the gross investment rate less any applicable Investment Option deductions during the valuation period relating to the mortality and expense risk charge and the administrative expense charge). The gross investment rate of an Investment Option is equal to (a) minus (b), divided by (c) where:

         (a) = investment income plus capital gains and losses (whether realized or unrealized);

         (b) = any deduction for applicable taxes (presently zero); and

         (c) = the value of the assets of the Investment Option at the beginning of the valuation period.

The gross investment rate may be either positive or negative. An Investment Option's investment income includes any distribution whose ex-dividend date occurs during the valuation period.

ACCUMULATION UNIT VALUE. The value of the accumulation unit for each Investment Option was initially established at $1.00. The value of an accumulation unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is calculated for each Investment Option and takes into account the investment performance, expenses and the deduction of certain expenses.

                  ADDITIONAL INFORMATION ABOUT CONTRACT CHARGES

SPECIAL PURCHASE PLANS. We reserve the right to waive all or a part of any fee we charge under the Contract (excluding Fund expenses). Factors we consider include one or more of the following: size and type of group to whom the Contract is issues; amount of expected premiums; relationship with us or an affiliated company, receiving distributions or making transfers from other contracts we or one of our affiliates issue; type and frequency of administrative and sales service provided; or any other factor we determine relevant. Any fee modification will not discriminate unfairly against protected classes of individuals and will be done according to our rules in effect at the time the Policy is issued.

UNDERWRITING PROCEDURES. The Contract's cost of insurance depends on the insured's sex, issue age, risk class and length of time the Contract has been in force. The rates will vary depending on tobacco use and other risk factors. Guaranteed cost of insurance rates are based on the Insured's attained age and are equal to the 1980 Insurance Commissioners Standard Ordinary Male and Female Mortality Tables. The maximum rates for the tables-rated substandard insureds are based on a multiple (shown in the schedule pages of the Contract) of the above rates. We may add flat extra ratings to reflect higher mortality risk. Any change in the cost of insurance rates will apply to all insureds of the same age, gender, risk class and whose Policies have been in effect for the same length of time.

The cost of insurance rates, Policy charges, and payment options for Contracts issued in Montana, and perhaps other states are issued on a gender-neutral (unisex) basis. The unisex rates will be higher than those applicable to females and lower than those applicable to males.

INCREASES AND DECREASES IN STATED AMOUNT. After the first Policy Year, You may request in writing to change the Stated Amount. When your Stated Amount changes, your policy charges and possibly your Death Benefit will also change. If you increase or decrease your Stated Amount your Contract may become a modified endowment contract (MEC) under federal tax law (please see the Federal Income Taxes section of the Prospectus for more information and consult your tax adviser for information on the impact a modified endowment contract may effect you).

Under some circumstances you will need to provide evidence that the insured is still insurable. Any change in Stated Amount will be effective on either the next or prior Monthly Deduction Date after the change has been approved by us.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of The Travelers Fund UL for Variable Life Insurance as of December 31, 2004, and for each of the years in the two-year period ended December 31, 2004, have been included herein and in the registration statement in reliance upon the report of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

The consolidated financial statements and schedules of The Travelers Insurance Company and subsidiaries as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004, have been included herein and in the registration statement in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit reports refer to changes in The Travelers Insurance Company's methods of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004, for variable interest entities in 2003, and for goodwill and intangible assets in 2002.

                              FINANCIAL STATEMENTS

The financial statements of The Travelers Insurance Company and The Travelers Fund UL for Variable Life Insurance follow this page of the SAI. The financial statements of The Company only bear on the Company's ability to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the Separate Account. The financial statements of the Separate Account present the investment performance of the separate accounts.

ANNUAL REPORT
DECEMBER 31, 2004

                              THE TRAVELERS FUND UL
                              FOR VARIABLE LIFE INSURANCE

[TRAVELERS LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Cityplace
Hartford, CT 06103

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004

                                                               DREYFUS
                                           CAPITAL           STOCK INDEX                                  MANAGED
                                        APPRECIATION        FUND - INITIAL          HIGH YIELD             ASSETS
                                            FUND                SHARES              BOND TRUST             TRUST
                                        ------------        --------------        ------------         ------------
ASSETS:
  Investments at market value:          $ 10,983,120         $ 10,324,895         $    135,072         $  3,498,240

  Receivables:
    Dividends ................                    --                   --                   --                   --
                                        ------------         ------------         ------------         ------------

      Total Assets ...........            10,983,120           10,324,895              135,072            3,498,240
                                        ------------         ------------         ------------         ------------


LIABILITIES:
  Other liabilities ..........                    --                   --                   --                   --
                                        ------------         ------------         ------------         ------------

      Total Liabilities ......                    --                   --                   --                   --
                                        ------------         ------------         ------------         ------------

NET ASSETS:                             $ 10,983,120         $ 10,324,895         $    135,072         $  3,498,240
                                        ============         ============         ============         ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                                                                                          GLOBAL
                                                                                ALLIANCEBERNSTEIN         GROWTH
                                            MONEY                                 PREMIER GROWTH          FUND -
                                           MARKET             THE MERGER           PORTFOLIO -           CLASS 2
                                          PORTFOLIO            FUND VL               CLASS B              SHARES
                                        ------------         ------------       -----------------      ------------
ASSETS:
  Investments at market value:          $ 11,112,892         $      5,733         $    210,191         $    355,085

  Receivables:
    Dividends ................                 9,424                   --                   --                   --
                                        ------------         ------------         ------------         ------------

      Total Assets ...........            11,122,316                5,733              210,191              355,085
                                        ------------         ------------         ------------         ------------


LIABILITIES:
  Other liabilities ..........                    12                   --                   --                   --
                                        ------------         ------------         ------------         ------------

      Total Liabilities ......                    12                   --                   --                   --
                                        ------------         ------------         ------------         ------------

NET ASSETS:                             $ 11,122,304         $      5,733         $    210,191         $    355,085
                                        ============         ============         ============         ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                                                                                       CITISTREET
                                                               CITISTREET          CITISTREET            SMALL
     GROWTH           GROWTH-INCOME         CITISTREET        INTERNATIONAL          LARGE              COMPANY
     FUND -               FUND -           DIVERSIFIED            STOCK             COMPANY              STOCK
     CLASS 2             CLASS 2           BOND FUND -           FUND -           STOCK FUND -           FUND -
     SHARES               SHARES             CLASS I             CLASS I            CLASS I             CLASS I
  ------------        ------------        ------------        -------------       ------------        ------------
  $  1,284,174        $  1,207,743        $     17,106        $     77,468        $     27,299        $    364,279


            --                  --                  --                  --                  --                  --
  ------------        ------------        ------------        ------------        ------------        ------------

     1,284,174           1,207,743              17,106              77,468              27,299             364,279
  ------------        ------------        ------------        ------------        ------------        ------------



            --                  --                  --                  --                  --                  --
  ------------        ------------        ------------        ------------        ------------        ------------

            --                  --                  --                  --                  --                  --
  ------------        ------------        ------------        ------------        ------------        ------------

  $  1,284,174        $  1,207,743        $     17,106        $     77,468        $     27,299        $    364,279
  ============        ============        ============        ============        ============        ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                           CREDIT                                 DREYFUS VIF -
                                           SUISSE              DELAWARE             DEVELOPING         DREYFUS VIF -
                                            TRUST              VIP REIT              LEADERS            APPRECIATION
                                          EMERGING             SERIES -            PORTFOLIO -          PORTFOLIO -
                                           MARKETS             STANDARD              INITIAL              INITIAL
                                          PORTFOLIO             CLASS                 SHARES               SHARES
                                        ------------         ------------         -------------        -------------
ASSETS:
  Investments at market value:          $     78,514         $    144,545         $    560,122         $      2,307

  Receivables:
    Dividends ................                    --                   --                   --                   --
                                        ------------         ------------         ------------         ------------

      Total Assets ...........                78,514              144,545              560,122                2,307
                                        ------------         ------------         ------------         ------------


LIABILITIES:
  Other liabilities ..........                    --                   --                   --                   --
                                        ------------         ------------         ------------         ------------

      Total Liabilities ......                    --                   --                   --                   --
                                        ------------         ------------         ------------         ------------

NET ASSETS:                             $     78,514         $    144,545         $    560,122         $      2,307
                                        ============         ============         ============         ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                           TEMPLETON
                         MUTUAL            DEVELOPING           TEMPLETON          TEMPLETON           TEMPLETON
    FRANKLIN             SHARES             MARKETS              FOREIGN          GLOBAL ASSET       GLOBAL INCOME
    SMALL CAP          SECURITIES          SECURITIES          SECURITIES          ALLOCATION          SECURITIES
     FUND -              FUND -              FUND -              FUND -              FUND -              FUND -
     CLASS 2            CLASS 2             CLASS 2              CLASS 2            CLASS 1             CLASS 1
     SHARES              SHARES              SHARES              SHARES              SHARES              SHARES
  ------------        ------------        ------------        ------------        ------------       -------------
  $    394,940        $     73,592        $     13,707        $    103,355        $  4,674,890        $    939,185


            --                  --                  --                  --                  --                  --
  ------------        ------------        ------------        ------------        ------------        ------------

       394,940              73,592              13,707             103,355           4,674,890             939,185
  ------------        ------------        ------------        ------------        ------------        ------------



            --                  --                  --                  --                  --                  --
  ------------        ------------        ------------        ------------        ------------        ------------

            --                  --                  --                  --                  --                  --
  ------------        ------------        ------------        ------------        ------------        ------------

  $    394,940        $     73,592        $     13,707        $    103,355        $  4,674,890        $    939,185
  ============        ============        ============        ============        ============        ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                          TEMPLETON
                                           GROWTH               GOLDMAN               EQUITY
                                         SECURITIES              SACHS                INDEX
                                           FUND -               CAPITAL            PORTFOLIO -         FUNDAMENTAL
                                           CLASS 1               GROWTH              CLASS I              VALUE
                                           SHARES                 FUND                SHARES            PORTFOLIO
                                        ------------         ------------         ------------         ------------
ASSETS:
  Investments at market value:          $ 11,003,526         $    107,579         $  3,943,847         $  4,844,071

  Receivables:
    Dividends ................                    --                   --                   --                   --
                                        ------------         ------------         ------------         ------------

      Total Assets ...........            11,003,526              107,579            3,943,847            4,844,071
                                        ------------         ------------         ------------         ------------


LIABILITIES:
  Other liabilities ..........                    --                   --                   --                   --
                                        ------------         ------------         ------------         ------------

      Total Liabilities ......                    --                   --                   --                   --
                                        ------------         ------------         ------------         ------------

NET ASSETS:                             $ 11,003,526         $    107,579         $  3,943,847         $  4,844,071
                                        ============         ============         ============         ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                                                                                        PIONEER
     GLOBAL              MID CAP            WORLDWIDE                                TOTAL              MID CAP
   TECHNOLOGY             GROWTH              GROWTH             LAZARD              RETURN            VALUE VCT
   PORTFOLIO -         PORTFOLIO -         PORTFOLIO -         RETIREMENT         PORTFOLIO -         PORTFOLIO -
     SERVICE             SERVICE             SERVICE            SMALL CAP        ADMINISTRATIVE         CLASS II
     SHARES               SHARES              SHARES            PORTFOLIO            CLASS               SHARES
  ------------        ------------        ------------        ------------       --------------       ------------
  $    159,493        $    495,727        $    365,966        $     38,885        $  1,640,026        $    228,412


            --                  --                  --                  --                  --                  --
  ------------        ------------        ------------        ------------        ------------        ------------

       159,493             495,727             365,966              38,885           1,640,026             228,412
  ------------        ------------        ------------        ------------        ------------        ------------



            --                  --                  --                  --                  --                  --
  ------------        ------------        ------------        ------------        ------------        ------------

            --                  --                  --                  --                  --                  --
  ------------        ------------        ------------        ------------        ------------        ------------

  $    159,493        $    495,727        $    365,966        $     38,885        $  1,640,026        $    228,412
  ============        ============        ============        ============        ============        ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                          PUTNAM VT                                                       EAFE(R)
                                          DISCOVERY            PUTNAM VT            PUTNAM VT             EQUITY
                                           GROWTH            INTERNATIONAL          SMALL CAP             INDEX
                                           FUND -            EQUITY FUND -         VALUE FUND -           FUND -
                                          CLASS IB              CLASS IB             CLASS IB            CLASS A
                                           SHARES                SHARES               SHARES              SHARES
                                        ------------         -------------        -------------        ------------
ASSETS:
  Investments at market value:          $     23,507         $    385,067         $    322,716         $    673,135

  Receivables:
    Dividends ................                    --                   --                   --                   --
                                        ------------         ------------         ------------         ------------

      Total Assets ...........                23,507              385,067              322,716              673,135
                                        ------------         ------------         ------------         ------------


LIABILITIES:
  Other liabilities ..........                    --                   --                   --                   --
                                        ------------         ------------         ------------         ------------

      Total Liabilities ......                    --                   --                   --                   --
                                        ------------         ------------         ------------         ------------

NET ASSETS:                             $     23,507         $    385,067         $    322,716         $    673,135
                                        ============         ============         ============         ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                            MULTIPLE
                                           DISCIPLINE
                         MULTIPLE         PORTFOLIO -
                        DISCIPLINE          BALANCED
    SMALL CAP          PORTFOLIO -          ALL CAP
  INDEX FUND -           ALL CAP             GROWTH            CONVERTIBLE            EQUITY
     CLASS A              GROWTH              AND              SECURITIES             INCOME            LARGE CAP
     SHARES             AND VALUE            VALUE              PORTFOLIO           PORTFOLIO           PORTFOLIO
  ------------        ------------        ------------        ------------        ------------        ------------
  $  1,939,506        $     31,273        $     16,814        $    114,334        $  1,038,734        $    153,834


            --                  --                  --                  --                  --                  --
  ------------        ------------        ------------        ------------        ------------        ------------

     1,939,506              31,273              16,814             114,334           1,038,734             153,834
  ------------        ------------        ------------        ------------        ------------        ------------



            --                  --                  --                  --                  --                  --
  ------------        ------------        ------------        ------------        ------------        ------------

            --                  --                  --                  --                  --                  --
  ------------        ------------        ------------        ------------        ------------        ------------

  $  1,939,506        $     31,273        $     16,814        $    114,334        $  1,038,734        $    153,834
  ============        ============        ============        ============        ============        ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                                                                                           ZERO
                                                                                                          COUPON
                                             MFS                                                           BOND
                                             MID                                       U.S.                FUND
                                             CAP                PIONEER             GOVERNMENT          PORTFOLIO
                                           GROWTH                FUND               SECURITIES            SERIES
                                          PORTFOLIO            PORTFOLIO            PORTFOLIO              2005
                                        ------------         ------------         ------------         ------------
ASSETS:
  Investments at market value:          $    272,785         $    393,771         $  2,968,179         $  2,191,639

  Receivables:
    Dividends ................                    --                   --                   --                   --
                                        ------------         ------------         ------------         ------------

      Total Assets ...........               272,785              393,771            2,968,179            2,191,639
                                        ------------         ------------         ------------         ------------


LIABILITIES:
  Other liabilities ..........                    --                   --                   --                   --
                                        ------------         ------------         ------------         ------------

      Total Liabilities ......                    --                   --                   --                   --
                                        ------------         ------------         ------------         ------------

NET ASSETS:                             $    272,785         $    393,771         $  2,968,179         $  2,191,639
                                        ============         ============         ============         ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                                                                                           SMITH
                                                                                                          BARNEY
                                                                  SMITH               SMITH           INTERNATIONAL
       AIM                MFS                PIONEER             BARNEY               BARNEY               ALL
     CAPITAL             TOTAL              STRATEGIC          AGGRESSIVE              HIGH                CAP
  APPRECIATION           RETURN               INCOME             GROWTH               INCOME              GROWTH
    PORTFOLIO          PORTFOLIO            PORTFOLIO           PORTFOLIO           PORTFOLIO           PORTFOLIO
  ------------        ------------        ------------        ------------        ------------        -------------
  $  2,935,917        $  4,973,161        $    686,338        $  1,309,210        $  1,215,968        $     32,157


            --                  --                  --                  --                  --                  --
  ------------        ------------        ------------        ------------        ------------        ------------

     2,935,917           4,973,161             686,338           1,309,210           1,215,968              32,157
  ------------        ------------        ------------        ------------        ------------        ------------



            --                  --                  --                  --                  --                  --
  ------------        ------------        ------------        ------------        ------------        ------------

            --                  --                  --                  --                  --                  --
  ------------        ------------        ------------        ------------        ------------        ------------

  $  2,935,917        $  4,973,161        $    686,338        $  1,309,210        $  1,215,968        $     32,157
  ============        ============        ============        ============        ============        ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                            SMITH               SMITH
                                           BARNEY               BARNEY
                                            LARGE               LARGE                                    COMSTOCK
                                             CAP            CAPITALIZATION          STRATEGIC          PORTFOLIO -
                                            VALUE               GROWTH                EQUITY             CLASS II
                                          PORTFOLIO           PORTFOLIO             PORTFOLIO             SHARES
                                        ------------        --------------        ------------         ------------
ASSETS:
  Investments at market value:          $  2,134,935         $  1,678,379         $  6,552,351         $     50,861

  Receivables:
    Dividends ................                    --                   --                   --                   --
                                        ------------         ------------         ------------         ------------

      Total Assets ...........             2,134,935            1,678,379            6,552,351               50,861
                                        ------------         ------------         ------------         ------------


LIABILITIES:
  Other liabilities ..........                    --                   --                   --                   --
                                        ------------         ------------         ------------         ------------

      Total Liabilities ......                    --                   --                   --                   --
                                        ------------         ------------         ------------         ------------

NET ASSETS:                             $  2,134,935         $  1,678,379         $  6,552,351         $     50,861
                                        ============         ============         ============         ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

    EMERGING             EQUITY -                                 HIGH                ASSET
     GROWTH               INCOME              GROWTH             INCOME              MANAGER          CONTRAFUND(R)
   PORTFOLIO -         PORTFOLIO -         PORTFOLIO -         PORTFOLIO -         PORTFOLIO -        PORTFOLIO -
     CLASS I             INITIAL             INITIAL             INITIAL             INITIAL            SERVICE
     SHARES               CLASS               CLASS               CLASS               CLASS              CLASS
  ------------        ------------        ------------        ------------        ------------        -------------
  $    136,190        $ 11,573,029        $ 11,395,057        $  2,175,190        $  3,886,739        $    713,838


            --                  --                  --                  --                  --                  --
  ------------        ------------        ------------        ------------        ------------        ------------

       136,190          11,573,029          11,395,057           2,175,190           3,886,739             713,838
  ------------        ------------        ------------        ------------        ------------        ------------



            --                  --                  --                  --                  --                  --
  ------------        ------------        ------------        ------------        ------------        ------------

            --                  --                  --                  --                  --                  --
  ------------        ------------        ------------        ------------        ------------        ------------

  $    136,190        $ 11,573,029        $ 11,395,057        $  2,175,190        $  3,886,739        $    713,838
  ============        ============        ============        ============        ============        ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                            MID
                                            CAP
                                        PORTFOLIO -
                                          SERVICE
                                          CLASS 2               COMBINED
                                        ------------          ------------
ASSETS:
  Investments at market value:          $    145,606          $131,536,206

  Receivables:
    Dividends ................                    --                 9,424
                                        ------------          ------------

      Total Assets ...........               145,606           131,545,630
                                        ------------          ------------


LIABILITIES:
  Other liabilities ..........                    --                    12
                                        ------------          ------------

      Total Liabilities ......                    --                    12
                                        ------------          ------------

NET ASSETS:                             $    145,606          $131,545,618
                                        ============          ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                               DREYFUS
                                                                                STOCK
                                                                                INDEX                 HIGH
                                                          CAPITAL               FUND -               YIELD               MANAGED
                                                        APPRECIATION           INITIAL                BOND               ASSETS
                                                            FUND                SHARES               TRUST                TRUST
                                                        ------------         ------------         ------------        ------------
INVESTMENT INCOME:
  Dividends ...................................         $         --         $    177,360         $      8,861        $     79,632
                                                        ------------         ------------         ------------        ------------

EXPENSES:
  Insurance charges ...........................               72,494               74,730                  793              23,412
  Administrative charges ......................                6,466                8,081                   --               1,261
                                                        ------------         ------------         ------------        ------------

    Total expenses ............................               78,960               82,811                  793              24,673
                                                        ------------         ------------         ------------        ------------

      Net investment income (loss) ............              (78,960)              94,549                8,068              54,959
                                                        ------------         ------------         ------------        ------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                   --                   --                   88              28,860
    Realized gain (loss) on sale of investments             (166,903)             (33,849)               1,489             (38,350)
                                                        ------------         ------------         ------------        ------------

      Realized gain (loss) ....................             (166,903)             (33,849)               1,577              (9,490)
                                                        ------------         ------------         ------------        ------------

    Change in unrealized gain (loss)
      on investments ..........................            1,986,479              840,303                  701             229,216
                                                        ------------         ------------         ------------        ------------


  Net increase (decrease) in net assets
    resulting from operations .................         $  1,740,616         $    901,003         $     10,346        $    274,685
                                                        ============         ============         ============        ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                                ALLIANCEBERNSTEIN        GLOBAL
                                                                                 THE                 PREMIER             GROWTH
                                                            MONEY               MERGER               GROWTH              FUND -
                                                            MARKET               FUND              PORTFOLIO -           CLASS 2
                                                          PORTFOLIO               VL                 CLASS B             SHARES
                                                        ------------         ------------       -----------------     ------------
INVESTMENT INCOME:
  Dividends ...................................         $    108,742         $         --         $         --        $      1,285
                                                        ------------         ------------         ------------        ------------

EXPENSES:
  Insurance charges ...........................               82,084                   24                1,400               2,236
  Administrative charges ......................                6,111                   --                   --                  48
                                                        ------------         ------------         ------------        ------------

    Total expenses ............................               88,195                   24                1,400               2,284
                                                        ------------         ------------         ------------        ------------

      Net investment income (loss) ............               20,547                  (24)              (1,400)               (999)
                                                        ------------         ------------         ------------        ------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                   --                   --                   --                  --
    Realized gain (loss) on sale of investments                   --                    1                  308               2,993
                                                        ------------         ------------         ------------        ------------

      Realized gain (loss) ....................                   --                    1                  308               2,993
                                                        ------------         ------------         ------------        ------------

    Change in unrealized gain (loss)
      on investments ..........................                   --                  379               14,978              35,443
                                                        ------------         ------------         ------------        ------------


  Net increase (decrease) in net assets
    resulting from operations .................         $     20,547         $        356         $     13,886        $     37,437
                                                        ============         ============         ============        ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                      CITISTREET          CITISTREET
                                             CITISTREET         CITISTREET              LARGE               SMALL
     GROWTH            GROWTH-INCOME        DIVERSIFIED        INTERNATIONAL           COMPANY             COMPANY
     FUND -                FUND -               BOND               STOCK                STOCK               STOCK
     CLASS 2              CLASS 2              FUND -             FUND -                FUND -              FUND -
     SHARES                SHARES             CLASS I             CLASS I              CLASS I             CLASS I
  ------------         ------------        ------------        -------------        ------------         ------------
  $      2,040         $      9,898        $        549        $        961         $        225         $        363
  ------------         ------------        ------------        ------------         ------------         ------------


         8,556                8,370                  98                 432                  159                1,984
           179                  343                  --                  --                   --                   --
  ------------         ------------        ------------        ------------         ------------         ------------

         8,735                8,713                  98                 432                  159                1,984
  ------------         ------------        ------------        ------------         ------------         ------------

        (6,695)               1,185                 451                 529                   66               (1,621)
  ------------         ------------        ------------        ------------         ------------         ------------



            --                   --                  --                  --                   --                   --
        13,004               17,837                  24              (1,466)                (816)                  98
  ------------         ------------        ------------        ------------         ------------         ------------

        13,004               17,837                  24              (1,466)                (816)                  98
  ------------         ------------        ------------        ------------         ------------         ------------


       118,642               80,641                 172              10,742                3,106               47,608
  ------------         ------------        ------------        ------------         ------------         ------------



  $    124,951         $     99,663        $        647        $      9,805         $      2,356         $     46,085
  ============         ============        ============        ============         ============         ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                                    DREYFUS
                                                            CREDIT             DELAWARE               VIF -              DREYFUS
                                                            SUISSE               VIP               DEVELOPING             VIF -
                                                            TRUST                REIT                LEADERS          APPRECIATION
                                                           EMERGING            SERIES -            PORTFOLIO -         PORTFOLIO -
                                                           MARKETS             STANDARD              INITIAL             INITIAL
                                                          PORTFOLIO             CLASS                SHARES              SHARES
                                                        ------------         ------------         ------------        ------------
INVESTMENT INCOME:
  Dividends ...................................         $        219         $         --         $      1,059        $         94
                                                        ------------         ------------         ------------        ------------

EXPENSES:
  Insurance charges ...........................                  483                  240                4,078                  39
  Administrative charges ......................                   --                   --                   80                  --
                                                        ------------         ------------         ------------        ------------

    Total expenses ............................                  483                  240                4,158                  39
                                                        ------------         ------------         ------------        ------------

      Net investment income (loss) ............                 (264)                (240)              (3,099)                 55
                                                        ------------         ------------         ------------        ------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                   --                   --                   --                  --
    Realized gain (loss) on sale of investments                3,089                  135                6,508                  97
                                                        ------------         ------------         ------------        ------------

      Realized gain (loss) ....................                3,089                  135                6,508                  97
                                                        ------------         ------------         ------------        ------------

    Change in unrealized gain (loss)
      on investments ..........................               12,156               14,949               48,877                  58
                                                        ------------         ------------         ------------        ------------


  Net increase (decrease) in net assets
    resulting from operations .................         $     14,981         $     14,844         $     52,286        $        210
                                                        ============         ============         ============        ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                            TEMPLETON                                TEMPLETON             TEMPLETON
                           MUTUAL           DEVELOPING           TEMPLETON             GLOBAL                GLOBAL
    FRANKLIN               SHARES            MARKETS              FOREIGN              ASSET                 INCOME
    SMALL CAP            SECURITIES         SECURITIES          SECURITIES           ALLOCATION            SECURITIES
     FUND -                FUND -             FUND -              FUND -               FUND -                FUND -
     CLASS 2              CLASS 2            CLASS 2              CLASS 2             CLASS 1               CLASS 1
     SHARES                SHARES             SHARES              SHARES               SHARES                SHARES
  ------------         ------------        ------------        ------------         ------------         ------------
  $         --         $        189        $         51        $        349         $    127,355         $    102,597
  ------------         ------------        ------------        ------------         ------------         ------------


         2,594                  256                  37                 335               29,604                6,590
            93                    6                  --                  --                1,956                  614
  ------------         ------------        ------------        ------------         ------------         ------------

         2,687                  262                  37                 335               31,560                7,204
  ------------         ------------        ------------        ------------         ------------         ------------

        (2,687)                 (73)                 14                  14               95,795               95,393
  ------------         ------------        ------------        ------------         ------------         ------------



            --                   --                  --                  --                   --                   --
         2,415                   58                  40                 103               11,639               20,491
  ------------         ------------        ------------        ------------         ------------         ------------

         2,415                   58                  40                 103               11,639               20,491
  ------------         ------------        ------------        ------------         ------------         ------------


        36,213                6,080               2,250              12,372              514,084                2,361
  ------------         ------------        ------------        ------------         ------------         ------------



  $     35,941         $      6,065        $      2,304        $     12,489         $    621,518         $    118,245
  ============         ============        ============        ============         ============         ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                         TEMPLETON
                                                           GROWTH              GOLDMAN              EQUITY
                                                         SECURITIES             SACHS                INDEX
                                                           FUND -              CAPITAL            PORTFOLIO -         FUNDAMENTAL
                                                          CLASS 1               GROWTH              CLASS I              VALUE
                                                           SHARES                FUND               SHARES             PORTFOLIO
                                                        ------------         ------------         ------------        ------------
INVESTMENT INCOME:
  Dividends ...................................         $    130,865         $        730         $     60,574        $     30,996
                                                        ------------         ------------         ------------        ------------

EXPENSES:
  Insurance charges ...........................               73,763                  748               26,228              35,603
  Administrative charges ......................                5,790                   --                  475               2,815
                                                        ------------         ------------         ------------        ------------

    Total expenses ............................               79,553                  748               26,703              38,418
                                                        ------------         ------------         ------------        ------------

      Net investment income (loss) ............               51,312                  (18)              33,871              (7,422)
                                                        ------------         ------------         ------------        ------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                   --                   --                   --             109,422
    Realized gain (loss) on sale of investments              (81,989)                 334               24,955              55,704
                                                        ------------         ------------         ------------        ------------

      Realized gain (loss) ....................              (81,989)                 334               24,955             165,126
                                                        ------------         ------------         ------------        ------------

    Change in unrealized gain (loss)
      on investments ..........................            1,528,301                7,640              255,441             161,994
                                                        ------------         ------------         ------------        ------------


  Net increase (decrease) in net assets
    resulting from operations .................         $  1,497,624         $      7,956         $    314,267        $    319,698
                                                        ============         ============         ============        ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                                            PIONEER
                                                                                                            MID CAP
     GLOBAL               MID CAP            WORLDWIDE                                 TOTAL                 VALUE
   TECHNOLOGY              GROWTH              GROWTH             LAZARD               RETURN                 VCT
   PORTFOLIO -          PORTFOLIO -         PORTFOLIO -         RETIREMENT          PORTFOLIO -           PORTFOLIO -
     SERVICE              SERVICE             SERVICE            SMALL CAP         ADMINISTRATIVE           CLASS II
     SHARES                SHARES              SHARES            PORTFOLIO             CLASS                 SHARES
  ------------         ------------        ------------        ------------        --------------        ------------
  $         --         $         --        $      3,111        $         --         $     28,930         $        465
  ------------         ------------        ------------        ------------         ------------         ------------


         1,131                3,282               2,694                 210               12,374                1,318
            71                  250                 162                  --                  488                   24
  ------------         ------------        ------------        ------------         ------------         ------------

         1,202                3,532               2,856                 210               12,862                1,342
  ------------         ------------        ------------        ------------         ------------         ------------

        (1,202)              (3,532)                255                (210)              16,068                 (877)
  ------------         ------------        ------------        ------------         ------------         ------------



            --                   --                  --                  --               23,706                1,630
        (2,491)                  34              (8,185)                 (9)               4,158                5,893
  ------------         ------------        ------------        ------------         ------------         ------------

        (2,491)                  34              (8,185)                 (9)              27,864                7,523
  ------------         ------------        ------------        ------------         ------------         ------------


         3,445               82,891              22,745               3,632               16,838               28,544
  ------------         ------------        ------------        ------------         ------------         ------------



  $       (248)        $     79,393        $     14,815        $      3,413         $     60,770         $     35,190
  ============         ============        ============        ============         ============         ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                          PUTNAM VT            PUTNAM VT            PUTNAM VT            EAFE(R)
                                                          DISCOVERY          INTERNATIONAL          SMALL CAP            EQUITY
                                                            GROWTH               EQUITY               VALUE               INDEX
                                                            FUND -               FUND -              FUND -              FUND -
                                                           CLASS IB             CLASS IB            CLASS IB             CLASS A
                                                            SHARES               SHARES              SHARES              SHARES
                                                        ------------         -------------        ------------        ------------
INVESTMENT INCOME:
  Dividends ...................................         $         --         $      4,885         $        871        $     12,631
                                                        ------------         ------------         ------------        ------------

EXPENSES:
  Insurance charges ...........................                  176                2,715                2,178               4,178
  Administrative charges ......................                   --                   53                   51                 337
                                                        ------------         ------------         ------------        ------------

    Total expenses ............................                  176                2,768                2,229               4,515
                                                        ------------         ------------         ------------        ------------

      Net investment income (loss) ............                 (176)               2,117               (1,358)              8,116
                                                        ------------         ------------         ------------        ------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                   --                   --                   --                  --
    Realized gain (loss) on sale of investments                1,779                7,444               10,690               5,171
                                                        ------------         ------------         ------------        ------------

      Realized gain (loss) ....................                1,779                7,444               10,690               5,171
                                                        ------------         ------------         ------------        ------------

    Change in unrealized gain (loss)
      on investments ..........................                  310               40,774               52,601              84,097
                                                        ------------         ------------         ------------        ------------


  Net increase (decrease) in net assets
    resulting from operations .................         $      1,913         $     50,335         $     61,933        $     97,384
                                                        ============         ============         ============        ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                             MULTIPLE
                          MULTIPLE          DISCIPLINE
                         DISCIPLINE        PORTFOLIO -
    SMALL CAP           PORTFOLIO -          BALANCED
      INDEX               ALL CAP            ALL CAP
     FUND -                GROWTH             GROWTH            CONVERTIBLE            EQUITY
     CLASS A                AND                AND              SECURITIES             INCOME              LARGE CAP
     SHARES                VALUE              VALUE              PORTFOLIO            PORTFOLIO            PORTFOLIO
  ------------         ------------        ------------        ------------         ------------         ------------
  $      6,942         $         92        $        134        $      2,415         $     13,026         $      1,196
  ------------         ------------        ------------        ------------         ------------         ------------


        12,660                   74                  28                 901                7,131                1,079
         1,043                   --                  --                   4                  160                    7
  ------------         ------------        ------------        ------------         ------------         ------------

        13,703                   74                  28                 905                7,291                1,086
  ------------         ------------        ------------        ------------         ------------         ------------

        (6,761)                  18                 106               1,510                5,735                  110
  ------------         ------------        ------------        ------------         ------------         ------------



            --                  112                  38                  --               45,504                   --
        62,397                   12                  27               4,789                7,714                2,255
  ------------         ------------        ------------        ------------         ------------         ------------

        62,397                  124                  65               4,789               53,218                2,255
  ------------         ------------        ------------        ------------         ------------         ------------


       213,331                1,733                 438                 103               24,719                6,032
  ------------         ------------        ------------        ------------         ------------         ------------



  $    268,967         $      1,875        $        609        $      6,402         $     83,672         $      8,397
  ============         ============        ============        ============         ============         ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                                                          ZERO
                                                                                                                         COUPON
                                                                                                                          BOND
                                                             MFS                                      U.S.                FUND
                                                           MID CAP             PIONEER             GOVERNMENT           PORTFOLIO
                                                            GROWTH               FUND              SECURITIES            SERIES
                                                          PORTFOLIO           PORTFOLIO             PORTFOLIO             2005
                                                        ------------         ------------         ------------        ------------
INVESTMENT INCOME:
  Dividends ...................................         $         --         $      3,417         $    129,525        $     99,042
                                                        ------------         ------------         ------------        ------------

EXPENSES:
  Insurance charges ...........................                1,928                2,535               25,759              14,277
  Administrative charges ......................                   24                  240                2,096                 452
                                                        ------------         ------------         ------------        ------------

    Total expenses ............................                1,952                2,775               27,855              14,729
                                                        ------------         ------------         ------------        ------------

      Net investment income (loss) ............               (1,952)                 642              101,670              84,313
                                                        ------------         ------------         ------------        ------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                   --                   --                6,195              24,729
    Realized gain (loss) on sale of investments                5,796               (5,540)              36,937               9,830
                                                        ------------         ------------         ------------        ------------

      Realized gain (loss) ....................                5,796               (5,540)              43,132              34,559
                                                        ------------         ------------         ------------        ------------

    Change in unrealized gain (loss)
      on investments ..........................               27,960               40,808               42,263            (109,793)
                                                        ------------         ------------         ------------        ------------


  Net increase (decrease) in net assets
    resulting from operations .................         $     31,804         $     35,910         $    187,065        $      9,079
                                                        ============         ============         ============        ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                                            SMITH
                                                                   SMITH                SMITH               BARNEY
                            MFS               PIONEER             BARNEY                BARNEY          INTERNATIONAL
   AIM CAPITAL             TOTAL             STRATEGIC          AGGRESSIVE               HIGH              ALL CAP
  APPRECIATION             RETURN              INCOME             GROWTH                INCOME              GROWTH
    PORTFOLIO            PORTFOLIO           PORTFOLIO           PORTFOLIO            PORTFOLIO           PORTFOLIO
  ------------         ------------        ------------        ------------         ------------        -------------
  $      3,864         $    127,790        $     45,025        $         --         $     97,189         $        278
  ------------         ------------        ------------        ------------         ------------         ------------


        22,318               45,848               4,379               8,497                9,065                  230
         2,385                3,999                 279                  76                  689                   --
  ------------         ------------        ------------        ------------         ------------         ------------

        24,703               49,847               4,658               8,573                9,754                  230
  ------------         ------------        ------------        ------------         ------------         ------------

       (20,839)              77,943              40,367              (8,573)              87,435                   48
  ------------         ------------        ------------        ------------         ------------         ------------



            --              130,321                  --               4,841                   --                   --
      (110,966)             177,704              (3,197)              7,175              (17,099)                 476
  ------------         ------------        ------------        ------------         ------------         ------------

      (110,966)             308,025              (3,197)             12,016              (17,099)                 476
  ------------         ------------        ------------        ------------         ------------         ------------


       281,491              172,572              20,042              93,417               37,119                4,110
  ------------         ------------        ------------        ------------         ------------         ------------



  $    149,686         $    558,540        $     57,212        $     96,860         $    107,455         $      4,634
  ============         ============        ============        ============         ============         ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                SMITH
                                                            SMITH               BARNEY
                                                            BARNEY              LARGE                                   COMSTOCK
                                                          LARGE CAP         CAPITALIZATION         STRATEGIC           PORTFOLIO -
                                                            VALUE               GROWTH              EQUITY              CLASS II
                                                          PORTFOLIO           PORTFOLIO            PORTFOLIO             SHARES
                                                        ------------         -------------        ------------        ------------
INVESTMENT INCOME:
  Dividends ...................................         $     39,027         $      5,992         $     88,813        $         --
                                                        ------------         ------------         ------------        ------------

EXPENSES:
  Insurance charges ...........................               15,718               11,368               49,269                 103
  Administrative charges ......................                1,379                  680                5,275                  --
                                                        ------------         ------------         ------------        ------------

    Total expenses ............................               17,097               12,048               54,544                 103
                                                        ------------         ------------         ------------        ------------

      Net investment income (loss) ............               21,930               (6,056)              34,269                (103)
                                                        ------------         ------------         ------------        ------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                   --                   --                   --                  --
    Realized gain (loss) on sale of investments              (13,772)              28,410             (332,167)                105
                                                        ------------         ------------         ------------        ------------

      Realized gain (loss) ....................              (13,772)              28,410             (332,167)                105
                                                        ------------         ------------         ------------        ------------

    Change in unrealized gain (loss)
      on investments ..........................              183,380              (24,868)             855,609               4,721
                                                        ------------         ------------         ------------        ------------


  Net increase (decrease) in net assets
    resulting from operations .................         $    191,538         $     (2,514)        $    557,711        $      4,723
                                                        ============         ============         ============        ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                      STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

    EMERGING              EQUITY -                                 HIGH                 ASSET
     GROWTH                INCOME              GROWTH             INCOME               MANAGER           CONTRAFUND(R)
   PORTFOLIO -          PORTFOLIO -         PORTFOLIO -         PORTFOLIO -          PORTFOLIO -         PORTFOLIO -
     CLASS I              INITIAL             INITIAL             INITIAL              INITIAL             SERVICE
     SHARES                CLASS               CLASS               CLASS                CLASS               CLASS
  ------------         ------------        ------------        ------------         ------------         -------------
  $         --         $    183,877        $     28,683        $    170,035         $    107,614         $      1,445
  ------------         ------------        ------------        ------------         ------------         ------------


           927               84,601              79,327              14,832               25,417                4,704
            --                7,144               6,503               1,167                  953                  138
  ------------         ------------        ------------        ------------         ------------         ------------

           927               91,745              85,830              15,999               26,370                4,842
  ------------         ------------        ------------        ------------         ------------         ------------

          (927)              92,132             (57,147)            154,036               81,244               (3,397)
  ------------         ------------        ------------        ------------         ------------         ------------



            --               43,926                  --                  --                   --                   --
           479              137,961            (349,725)            (75,213)             (39,259)               8,428
  ------------         ------------        ------------        ------------         ------------         ------------

           479              181,887            (349,725)            (75,213)             (39,259)               8,428
  ------------         ------------        ------------        ------------         ------------         ------------


         8,826              877,724             677,491              96,018              134,138               82,259
  ------------         ------------        ------------        ------------         ------------         ------------



  $      8,378         $  1,151,743        $    270,619        $    174,841         $    176,123         $     87,290
  ============         ============        ============        ============         ============         ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                          MID CAP
                                                        PORTFOLIO -
                                                          SERVICE
                                                          CLASS 2               COMBINED
                                                        ------------          ------------
INVESTMENT INCOME:
  Dividends ...................................         $         --          $  2,051,308
                                                        ------------          ------------

EXPENSES:
  Insurance charges ...........................                  596               931,197
  Administrative charges ......................                    2                70,449
                                                        ------------          ------------

    Total expenses ............................                  598             1,001,646
                                                        ------------          ------------

      Net investment income (loss) ............                 (598)            1,049,662
                                                        ------------          ------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                   --               419,372
    Realized gain (loss) on sale of investments                  385              (593,625)
                                                        ------------          ------------

      Realized gain (loss) ....................                  385              (174,253)
                                                        ------------          ------------

    Change in unrealized gain (loss)
      on investments ..........................               18,433            10,077,139
                                                        ------------          ------------


  Net increase (decrease) in net assets
    resulting from operations .................         $     18,220          $ 10,952,548
                                                        ============          ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                               CAPITAL APPRECIATION           DREYFUS STOCK INDEX
                                                       FUND                  FUND - INITIAL SHARES         HIGH YIELD BOND TRUST
                                           ---------------------------   ---------------------------   ---------------------------
                                                2004           2003           2004           2003           2004           2003
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $    (78,960)  $    (66,894)  $     94,549   $     52,436   $      8,068   $      8,633
  Realized gain (loss) ..................      (166,903)      (380,205)       (33,849)      (272,185)         1,577             51
  Change in unrealized gain (loss)
    on investments ......................     1,986,479      2,423,684        840,303      2,229,176            701         22,347
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........     1,740,616      1,976,585        901,003      2,009,427         10,346         31,031
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant premium payments ..........     1,144,222      1,333,795      1,027,390      1,049,740          6,218          7,102
  Participant transfers from other
    funding options .....................       239,017        432,205        904,451        377,690          1,791          1,452
  Contract surrenders ...................    (1,520,396)    (1,312,167)    (1,357,572)    (1,075,532)       (16,478)       (13,134)
  Participant transfers to other
    funding options .....................      (712,335)      (704,973)      (287,630)      (645,835)        (4,566)          (720)
  Other payments to participants ........       (15,630)        (4,685)       (51,922)       (23,945)            --            (17)
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..      (865,122)      (255,825)       234,717       (317,882)       (13,035)        (5,317)
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets       875,494      1,720,760      1,135,720      1,691,545         (2,689)        25,714


NET ASSETS:
    Beginning of year ...................    10,107,626      8,386,866      9,189,175      7,497,630        137,761        112,047
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $ 10,983,120   $ 10,107,626   $ 10,324,895   $  9,189,175   $    135,072   $    137,761
                                           ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                               MANAGED ASSETS TRUST         MONEY MARKET PORTFOLIO          THE MERGER FUND VL
                                           ---------------------------   ---------------------------   ---------------------------
                                                2004           2003           2004           2003           2004           2003
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $     54,959   $     59,042   $     20,547   $     (6,164)  $        (24)  $         --
  Realized gain (loss) ..................        (9,490)       (81,971)            --             --              1             --
  Change in unrealized gain (loss)
    on investments ......................       229,216        620,990             --             --            379             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........       274,685        598,061         20,547         (6,164)           356             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant premium payments ..........       398,915        382,162      5,770,468      6,328,484          2,850             --
  Participant transfers from other
    funding options .....................       133,302        212,908        908,288      1,831,549          2,586             --
  Contract surrenders ...................      (600,165)      (559,626)    (4,424,635)    (2,103,248)           (59)            --
  Participant transfers to other
    funding options .....................       (93,329)       (78,986)    (3,659,893)    (6,206,091)            --             --
  Other payments to participants ........       (44,900)        (8,777)        (2,378)           (15)            --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..      (206,177)       (52,319)    (1,408,150)      (149,321)         5,377             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets        68,508        545,742     (1,387,603)      (155,485)         5,733             --


NET ASSETS:
    Beginning of year ...................     3,429,732      2,883,990     12,509,907     12,665,392             --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $  3,498,240   $  3,429,732   $ 11,122,304   $ 12,509,907   $      5,733   $         --
                                           ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

      ALLIANCEBERNSTEIN
        PREMIER GROWTH            GLOBAL GROWTH FUND -            GROWTH FUND -              GROWTH-INCOME FUND -
     PORTFOLIO - CLASS B             CLASS 2 SHARES               CLASS 2 SHARES                CLASS 2 SHARES
---------------------------   ---------------------------   ---------------------------   ---------------------------
     2004           2003           2004           2003           2004           2003           2004           2003
     ----           ----           ----           ----           ----           ----           ----           ----
$     (1,400)  $       (837)  $       (999)  $       (539)  $     (6,695)  $     (3,186)  $      1,185   $      2,695
         308         (1,951)         2,993            658         13,004         (8,936)        17,837          1,556

      14,978         24,284         35,443         44,674        118,642        153,400         80,641        169,163
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------


      13,886         21,496         37,437         44,793        124,951        141,278         99,663        173,414
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------


      59,649         43,984         76,941         46,838        400,205        219,281        291,768        162,851

      35,479         38,638         73,528         49,631        127,835        349,615        116,154        292,084
     (27,513)       (27,369)       (31,491)       (21,590)      (152,555)       (98,166)      (156,231)       (78,018)

        (914)       (29,500)        (2,981)        (2,150)       (74,198)       (72,127)       (42,297)       (38,652)
          --             --             --             --             --             --             --             --
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------


      66,701         25,753        115,997         72,729        301,287        398,603        209,394        338,265
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

      80,587         47,249        153,434        117,522        426,238        539,881        309,057        511,679



     129,604         82,355        201,651         84,129        857,936        318,055        898,686        387,007
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
$    210,191   $    129,604   $    355,085   $    201,651   $  1,284,174   $    857,936   $  1,207,743   $    898,686
============   ============   ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                            CITISTREET DIVERSIFIED       CITISTREET INTERNATIONAL
                                                 AYCO GROWTH FUND             BOND FUND - CLASS I          STOCK FUND - CLASS I
                                           ---------------------------   ---------------------------   ---------------------------
                                                2004           2003           2004           2003           2004           2003
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $         --   $       (130)  $        451   $        532   $        529   $        115
  Realized gain (loss) ..................            --         10,134             24            263         (1,466)        (9,880)
  Change in unrealized gain (loss)
    on investments ......................            --          1,236            172            (26)        10,742         26,474
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........            --         11,240            647            769          9,805         16,709
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant premium payments ..........            --          4,112          1,390          1,390          5,864          7,752
  Participant transfers from other
    funding options .....................            --         31,603             --              6          3,660          8,191
  Contract surrenders ...................            --         (3,689)          (566)        (3,679)       (15,784)        (9,101)
  Participant transfers to other
    funding options .....................            --        (85,145)            --             (9)        (1,374)       (12,058)
  Other payments to participants ........            --             --             --             --           (375)            --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..            --        (53,119)           824         (2,292)        (8,009)        (5,216)
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets            --        (41,879)         1,471         (1,523)         1,796         11,493


NET ASSETS:
    Beginning of year ...................            --         41,879         15,635         17,158         75,672         64,179
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $         --   $         --   $     17,106   $     15,635   $     77,468   $     75,672
                                           ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

       CITISTREET LARGE             CITISTREET SMALL                CREDIT SUISSE
        COMPANY STOCK                COMPANY STOCK                  TRUST EMERGING             DELAWARE VIP REIT
        FUND - CLASS I               FUND - CLASS I               MARKETS PORTFOLIO         SERIES - STANDARD CLASS
---------------------------   ---------------------------   ---------------------------   ---------------------------
     2004           2003           2004           2003           2004           2003           2004           2003
     ----           ----           ----           ----           ----           ----           ----           ----
$         66   $         11   $     (1,621)  $     (1,299)  $       (264)  $       (191)  $       (240)  $         --
        (816)        (7,362)            98        (15,150)         3,089            143            135             --

       3,106         13,126         47,608        114,876         12,156          9,385         14,949             --
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------


       2,356          5,775         46,085         98,427         14,981          9,337         14,844             --
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------


         678          1,212         19,294         22,748         32,571         12,784          1,755             --

       1,806          6,426          7,843         13,412         16,000          5,242        129,983             --
      (3,544)        (2,527)       (30,587)       (33,764)       (12,811)        (4,987)        (2,037)            --

        (539)       (10,366)        (9,095)       (14,789)        (7,919)        (2,203)            --             --
        (374)            --           (371)            --             --             --             --             --
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------


      (1,973)        (5,255)       (12,916)       (12,393)        27,841         10,836        129,701             --
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

         383            520         33,169         86,034         42,822         20,173        144,545             --



      26,916         26,396        331,110        245,076         35,692         15,519             --             --
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
$     27,299   $     26,916   $    364,279   $    331,110   $     78,514   $     35,692   $    144,545   $         --
============   ============   ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                                                                 FRANKLIN
                                             DREYFUS VIF - DEVELOPING            DREYFUS VIF -                  SMALL CAP
                                               LEADERS PORTFOLIO -         APPRECIATION PORTFOLIO -           FUND - CLASS 2
                                                  INITIAL SHARES                INITIAL SHARES                    SHARES
                                           ---------------------------   ---------------------------   ---------------------------
                                                2004           2003           2004           2003           2004           2003
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $     (3,099)  $     (2,423)  $         55   $          1   $     (2,687)  $     (1,081)
  Realized gain (loss) ..................         6,508         (5,888)            97             --          2,415           (603)
  Change in unrealized gain (loss)
    on investments ......................        48,877         93,906             58              1         36,213         42,787
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........        52,286         85,595            210              2         35,941         41,103
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant premium payments ..........        87,032        109,219            521             62         75,042         45,002
  Participant transfers from other
    funding options .....................        10,549        122,594          5,676             12         63,283        118,532
  Contract surrenders ...................       (52,377)       (61,417)          (606)           (16)       (35,476)       (22,820)
  Participant transfers to other
    funding options .....................       (23,292)       (28,944)        (3,542)           (12)        (6,932)        (3,006)
  Other payments to participants ........            --            (46)            --             --             --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..        21,912        141,406          2,049             46         95,917        137,708
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets        74,198        227,001          2,259             48        131,858        178,811


NET ASSETS:
    Beginning of year ...................       485,924        258,923             48             --        263,082         84,271
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $    560,122   $    485,924   $      2,307   $         48   $    394,940   $    263,082
                                           ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

        MUTUAL SHARES             TEMPLETON DEVELOPING           TEMPLETON FOREIGN              TEMPLETON GLOBAL
      SECURITIES FUND -            MARKETS SECURITIES            SECURITIES FUND -              ASSET ALLOCATION
        CLASS 2 SHARES           FUND - CLASS 2 SHARES             CLASS 2 SHARES            FUND - CLASS 1 SHARES
---------------------------   ---------------------------   ---------------------------   ---------------------------
     2004           2003           2004           2003           2004           2003           2004           2003
     ----           ----           ----           ----           ----           ----           ----           ----
$        (73)  $         --   $         14   $         --   $         14   $         (6)  $     95,795   $     74,290
          58             --             40             --            103              1         11,639        (88,356)

       6,080              6          2,250             --         12,372            368        514,084      1,042,624
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------


       6,065              6          2,304             --         12,489            363        621,518      1,028,558
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------


      31,108             19          4,340             --         53,095          2,491        328,425        340,019

      41,206            365          7,626             --         36,775          3,990        105,269        138,522
      (4,924)           (11)          (517)            --         (5,430)           (64)      (508,950)      (526,271)

        (242)            --            (46)            --           (340)           (14)      (116,054)      (118,773)
          --             --             --             --             --             --         (5,439)        (4,709)
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------


      67,148            373         11,403             --         84,100          6,403       (196,749)      (171,212)
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

      73,213            379         13,707             --         96,589          6,766        424,769        857,346



         379             --             --             --          6,766             --      4,250,121      3,392,775
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
$     73,592   $        379   $     13,707   $         --   $    103,355   $      6,766   $  4,674,890   $  4,250,121
============   ============   ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                 TEMPLETON GLOBAL             TEMPLETON GROWTH
                                                INCOME SECURITIES             SECURITIES FUND -                GOLDMAN SACHS
                                              FUND - CLASS 1 SHARES            CLASS 1 SHARES               CAPITAL GROWTH FUND
                                           ---------------------------   ---------------------------   ---------------------------
                                                2004           2003           2004           2003           2004           2003
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $     95,393   $     59,231   $     51,312   $     79,820   $        (18)  $        (20)
  Realized gain (loss) ..................        20,491         21,369        (81,989)      (446,276)           334             --
  Change in unrealized gain (loss)
    on investments ......................         2,361         81,742      1,528,301      2,909,495          7,640          1,566
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........       118,245        162,342      1,497,624      2,543,039          7,956          1,546
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant premium payments ..........        65,606        104,810        746,899        720,579          7,526             --
  Participant transfers from other
    funding options .....................        37,839        140,975        261,229        412,406         31,257         69,990
  Contract surrenders ...................      (149,579)      (121,035)    (1,320,366)    (1,099,927)        (7,198)           (41)
  Participant transfers to other
    funding options .....................       (39,165)       (85,731)      (501,337)      (777,087)        (3,457)            --
  Other payments to participants ........        (9,476)            --        (29,817)        (9,809)            --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..       (94,775)        39,019       (843,392)      (753,838)        28,128         69,949
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets        23,470        201,361        654,232      1,789,201         36,084         71,495


NET ASSETS:
    Beginning of year ...................       915,715        714,354     10,349,294      8,560,093         71,495             --
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $    939,185   $    915,715   $ 11,003,526   $ 10,349,294   $    107,579   $     71,495
                                           ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                                                 MID CAP GROWTH
   EQUITY INDEX PORTFOLIO -        FUNDAMENTAL VALUE             GLOBAL TECHNOLOGY            PORTFOLIO - SERVICE
        CLASS I SHARES                 PORTFOLIO             PORTFOLIO - SERVICE SHARES              SHARES
---------------------------   ---------------------------   ---------------------------   ---------------------------
     2004           2003           2004           2003           2004           2003           2004           2003
     ----           ----           ----           ----           ----           ----           ----           ----
$     33,871   $     14,123   $     (7,422)  $     (5,330)  $     (1,202)  $       (888)  $     (3,532)  $     (2,076)
      24,955        (32,693)       165,126        (33,878)        (2,491)       (14,371)            34        (19,172)

     255,441        645,978        161,994      1,098,109          3,445         56,269         82,891         94,792
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------


     314,267        627,408        319,698      1,058,901           (248)        41,010         79,393         73,544
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------


     260,053        269,933        537,498        416,046         23,659         23,009         45,148         42,313

     742,266        298,353        603,739        726,293         27,616         35,821         71,661        117,322
    (368,963)      (298,637)      (462,687)      (330,110)       (25,998)       (12,275)       (36,851)       (27,125)

    (102,076)       (78,073)      (339,963)      (254,399)        (7,551)       (33,868)       (13,645)       (38,360)
          --            (68)            --         (2,311)            --             --             --             --
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------


     531,280        191,508        338,587        555,519         17,726         12,687         66,313         94,150
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

     845,547        818,916        658,285      1,614,420         17,478         53,697        145,706        167,694



   3,098,300      2,279,384      4,185,786      2,571,366        142,015         88,318        350,021        182,327
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
$  3,943,847   $  3,098,300   $  4,844,071   $  4,185,786   $    159,493   $    142,015   $    495,727   $    350,021
============   ============   ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                 WORLDWIDE GROWTH                                              TOTAL RETURN
                                               PORTFOLIO - SERVICE            LAZARD RETIREMENT         PORTFOLIO - ADMINISTRATIVE
                                                      SHARES                 SMALL CAP PORTFOLIO                  CLASS
                                           ---------------------------   ---------------------------   ---------------------------
                                                2004           2003           2004           2003           2004           2003
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $        255   $        (14)  $       (210)  $         (1)  $     16,068   $     16,893
  Realized gain (loss) ..................        (8,185)       (21,516)            (9)             1         27,864         10,746
  Change in unrealized gain (loss)
    on investments ......................        22,745         84,150          3,632             95         16,838          4,602
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........        14,815         62,620          3,413             95         60,770         32,241
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant premium payments ..........        70,168         96,300          7,592             --        300,907        292,335
  Participant transfers from other
    funding options .....................        59,816         25,484         27,359          2,845        125,444        699,369
  Contract surrenders ...................      (115,394)       (51,901)        (2,316)           (48)      (221,571)      (135,334)
  Participant transfers to other
    funding options .....................        (5,639)       (35,072)           (55)            --        (28,131)       (95,589)
  Other payments to participants ........            --             --             --             --             --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..         8,951         34,811         32,580          2,797        176,649        760,781
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets        23,766         97,431         35,993          2,892        237,419        793,022


NET ASSETS:
    Beginning of year ...................       342,200        244,769          2,892             --      1,402,607        609,585
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $    365,966   $    342,200   $     38,885   $      2,892   $  1,640,026   $  1,402,607
                                           ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                       PUTNAM VT                     PUTNAM VT                     PUTNAM VT
       PIONEER MID CAP              DISCOVERY GROWTH            INTERNATIONAL EQUITY               SMALL CAP
    VALUE VCT PORTFOLIO -           FUND - CLASS IB               FUND - CLASS IB                 VALUE FUND -
       CLASS II SHARES                   SHARES                        SHARES                   CLASS IB SHARES
---------------------------   ---------------------------   ---------------------------   ---------------------------
     2004           2003           2004           2003           2004           2003           2004           2003
     ----           ----           ----           ----           ----           ----           ----           ----
$       (877)  $       (388)  $       (176)  $       (160)  $      2,117   $       (160)  $     (1,358)  $       (577)
       7,523            780          1,779            324          7,444           (628)        10,690          1,111

      28,544         23,420            310          5,512         40,774         51,097         52,601         39,328
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------


      35,190         23,812          1,913          5,676         50,335         50,309         61,933         39,862
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------


      52,936         36,369          7,277          8,594         71,435         81,231         83,770         42,802

      22,414         52,465             15          5,494          6,667         99,442         43,367        122,112
     (17,989)       (11,801)        (3,956)        (4,677)       (43,701)       (36,305)       (24,539)       (16,593)

      (6,751)          (559)        (6,373)        (2,037)        (6,594)        (4,185)       (57,634)       (24,179)
          --             --             --             --             --             --             --             --
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------


      50,610         76,474         (3,037)         7,374         27,807        140,183         44,964        124,142
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

      85,800        100,286         (1,124)        13,050         78,142        190,492        106,897        164,004



     142,612         42,326         24,631         11,581        306,925        116,433        215,819         51,815
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
$    228,412   $    142,612   $     23,507   $     24,631   $    385,067   $    306,925   $    322,716   $    215,819
============   ============   ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                   EAFE(R) EQUITY                                          MULTIPLE DISCIPLINE
                                               INDEX FUND - CLASS A            SMALL CAP INDEX            PORTFOLIO - ALL CAP
                                                      SHARES                FUND - CLASS A SHARES           GROWTH AND VALUE
                                           ---------------------------   ---------------------------   ---------------------------
                                                2004           2003           2004           2003           2004           2003
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $      8,116   $     10,321   $     (6,761)  $       (293)  $         18   $         --
  Realized gain (loss) ..................         5,171        (18,158)        62,397         (7,716)           124             --
  Change in unrealized gain (loss)
    on investments ......................        84,097        112,783        213,331        342,715          1,733             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........        97,384        104,946        268,967        334,706          1,875             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant premium payments ..........        68,509         30,882        222,752        176,609         20,440             --
  Participant transfers from other
    funding options .....................       172,848        166,312        566,953        582,225         12,182             --
  Contract surrenders ...................       (38,603)       (42,224)      (187,035)      (140,724)        (2,890)            --
  Participant transfers to other
    funding options .....................       (70,728)       (53,213)      (323,511)      (131,212)          (334)            --
  Other payments to participants ........            --             --             --             --             --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..       132,026        101,757        279,159        486,898         29,398             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets       229,410        206,703        548,126        821,604         31,273             --


NET ASSETS:
    Beginning of year ...................       443,725        237,022      1,391,380        569,776             --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $    673,135   $    443,725   $  1,939,506   $  1,391,380   $     31,273   $         --
                                           ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

     MULTIPLE DISCIPLINE
     PORTFOLIO - BALANCED        CONVERTIBLE SECURITIES
   ALL CAP GROWTH AND VALUE            PORTFOLIO              EQUITY INCOME PORTFOLIO         LARGE CAP PORTFOLIO
---------------------------   ---------------------------   ---------------------------   ---------------------------
     2004           2003           2004           2003           2004           2003           2004           2003
     ----           ----           ----           ----           ----           ----           ----           ----
$        106   $         --   $      1,510   $      2,398   $      5,735   $      2,410   $        110   $       (249)
          65             --          4,789            574         53,218         (4,220)         2,255           (326)

         438             --            103         11,433         24,719        124,071          6,032         20,187
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------


         609             --          6,402         14,405         83,672        122,261          8,397         19,612
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------


      10,147             --         42,595         40,637        186,574        168,966         34,475         41,618

       8,641             --          9,697         26,463        153,227        273,482         12,639         28,408
      (2,539)            --        (34,374)       (11,972)      (122,316)       (85,240)       (19,819)       (17,450)

         (44)            --        (15,865)        (4,832)       (26,166)       (64,769)       (12,219)        (3,604)
          --             --             --             --             --             --             --             --
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------


      16,205             --          2,053         50,296        191,319        292,439         15,076         48,972
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

      16,814             --          8,455         64,701        274,991        414,700         23,473         68,584



          --             --        105,879         41,178        763,743        349,043        130,361         61,777
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
$     16,814   $         --   $    114,334   $    105,879   $  1,038,734   $    763,743   $    153,834   $    130,361
============   ============   ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                   MFS MID CAP                                               U.S. GOVERNMENT
                                                 GROWTH PORTFOLIO           PIONEER FUND PORTFOLIO         SECURITIES PORTFOLIO
                                           ---------------------------   ---------------------------   ---------------------------
                                                2004           2003           2004           2003           2004           2003
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $     (1,952)  $     (1,097)  $        642   $      2,047   $    101,670   $    164,852
  Realized gain (loss) ..................         5,796         (1,612)        (5,540)       (38,451)        43,132        110,249
  Change in unrealized gain (loss)
    on investments ......................        27,960         42,368         40,808         91,176         42,263       (220,804)
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........        31,804         39,659         35,910         54,772        187,065         54,297
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant premium payments ..........        87,760         78,853         63,512         63,437        431,309        484,946
  Participant transfers from other
    funding options .....................        31,421         27,459         26,809         21,038        429,666        980,491
  Contract surrenders ...................       (38,698)       (33,661)       (38,102)       (45,177)      (782,495)      (473,436)
  Participant transfers to other
    funding options .....................       (31,525)        (5,498)        (6,858)       (40,360)    (1,129,236)      (884,588)
  Other payments to participants ........            --             --           (374)            --             --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..        48,958         67,153         44,987         (1,062)    (1,050,756)       107,413
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets        80,762        106,812         80,897         53,710       (863,691)       161,710


NET ASSETS:
    Beginning of year ...................       192,023         85,211        312,874        259,164      3,831,870      3,670,160
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $    272,785   $    192,023   $    393,771   $    312,874   $  2,968,179   $  3,831,870
                                           ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

       ZERO COUPON BOND
    FUND PORTFOLIO SERIES              AIM CAPITAL               MFS TOTAL RETURN             PIONEER STRATEGIC
             2005                 APPRECIATION PORTFOLIO            PORTFOLIO                  INCOME PORTFOLIO
---------------------------   ---------------------------   ---------------------------   ---------------------------
     2004           2003           2004           2003           2004           2003           2004           2003
     ----           ----           ----           ----           ----           ----           ----           ----
$     84,313   $    100,075   $    (20,839)  $    (22,407)  $     77,943   $     80,235   $     40,367   $     42,550
      34,559         31,568       (110,966)      (188,084)       308,025        (14,009)        (3,197)        (1,498)

    (109,793)       (92,957)       281,491        865,377        172,572        741,087         20,042         24,659
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------


       9,079         38,686        149,686        654,886        558,540        807,313         57,212         65,711
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------


      40,013         45,913        325,351        328,886        638,000        594,588         83,928         53,135

     102,899        206,327         52,772        198,646        252,864        557,047        188,717        242,910
     (59,985)       (65,633)      (343,105)      (362,854)    (2,288,383)      (493,630)       (44,808)       (45,893)

    (192,431)      (271,467)      (135,105)      (245,373)      (142,478)      (359,725)      (133,857)       (35,847)
          --             --             --            (90)       (22,283)       (15,597)            --             --
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------


    (109,504)       (84,860)      (100,087)       (80,785)    (1,562,280)       282,683         93,980        214,305
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

    (100,425)       (46,174)        49,599        574,101     (1,003,740)     1,089,996        151,192        280,016



   2,292,064      2,338,238      2,886,318      2,312,217      5,976,901      4,886,905        535,146        255,130
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
$  2,191,639   $  2,292,064   $  2,935,917   $  2,886,318   $  4,973,161   $  5,976,901   $    686,338   $    535,146
============   ============   ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                                                               SMITH BARNEY
                                             SMITH BARNEY AGGRESSIVE            SMITH BARNEY              INTERNATIONAL ALL CAP
                                                 GROWTH PORTFOLIO           HIGH INCOME PORTFOLIO            GROWTH PORTFOLIO
                                           ---------------------------   ---------------------------   ---------------------------
                                                2004           2003           2004           2003           2004           2003
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $     (8,573)  $     (4,812)  $     87,435   $     68,123   $         48   $         69
  Realized gain (loss) ..................        12,016         (2,099)       (17,099)       (20,171)           476            (43)
  Change in unrealized gain (loss)
    on investments ......................        93,417        179,277         37,119        151,646          4,110          4,960
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........        96,860        172,366        107,455        199,598          4,634          4,986
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant premium payments ..........       305,568        163,619        156,149        125,089          6,800          6,631
  Participant transfers from other
    funding options .....................       263,263        122,201         80,910        323,664            341          1,608
  Contract surrenders ...................      (137,842)       (89,103)      (121,415)       (96,859)        (4,121)        (4,036)
  Participant transfers to other
    funding options .....................       (12,164)       (20,569)       (98,680)      (106,619)          (739)           (81)
  Other payments to participants ........            --             --         (2,670)            --             --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..       418,825        176,148         14,294        245,275          2,281          4,122
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets       515,685        348,514        121,749        444,873          6,915          9,108


NET ASSETS:
    Beginning of year ...................       793,525        445,011      1,094,219        649,346         25,242         16,134
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $  1,309,210   $    793,525   $  1,215,968   $  1,094,219   $     32,157   $     25,242
                                           ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

         SMITH BARNEY                 SMITH BARNEY
          LARGE CAP               LARGE CAPITALIZATION                                        COMSTOCK PORTFOLIO -
       VALUE PORTFOLIO              GROWTH PORTFOLIO         STRATEGIC EQUITY PORTFOLIO         CLASS II SHARES
---------------------------   ---------------------------   ---------------------------   ---------------------------
     2004           2003           2004           2003           2004           2003           2004           2003
     ----           ----           ----           ----           ----           ----           ----           ----
$     21,930   $     15,333   $     (6,056)  $     (5,896)  $     34,269   $    (49,881)  $       (103)  $         --
     (13,772)       (79,266)        28,410          8,528       (332,167)      (381,385)           105             --

     183,380        459,138        (24,868)       282,082        855,609      2,020,511          4,721             --
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------


     191,538        395,205         (2,514)       284,714        557,711      1,589,245          4,723             --
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------


     280,806        269,799        193,708        120,965        676,263        762,951         36,682             --

     331,206        176,730        531,305      1,245,015         54,428        270,750         13,847             --
    (267,372)      (233,435)      (145,198)       (81,185)    (1,167,970)      (742,807)        (2,147)            --

    (303,133)      (148,007)      (272,982)      (579,987)      (232,429)      (314,015)        (2,244)            --
          --             --             --             --        (33,406)        (1,563)            --             --
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------


      41,507         65,087        306,833        704,808       (703,114)       (24,684)        46,138             --
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

     233,045        460,292        304,319        989,522       (145,403)     1,564,561         50,861             --



   1,901,890      1,441,598      1,374,060        384,538      6,697,754      5,133,193             --             --
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
$  2,134,935   $  1,901,890   $  1,678,379   $  1,374,060   $  6,552,351   $  6,697,754   $     50,861   $         --
============   ============   ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                 EMERGING GROWTH
                                               PORTFOLIO - CLASS I             EQUITY - INCOME              GROWTH PORTFOLIO -
                                                      SHARES              PORTFOLIO - INITIAL CLASS           INITIAL CLASS
                                           ---------------------------   ---------------------------   ---------------------------
                                                2004           2003           2004           2003           2004           2003
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $       (927)  $       (668)  $     92,132   $    103,081   $    (57,147)  $    (51,159)
  Realized gain (loss) ..................           479         (1,432)       181,887       (134,165)      (349,725)      (590,445)
  Change in unrealized gain (loss)
    on investments ......................         8,826         21,459        877,724      2,749,407        677,491      3,492,579
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........         8,378         19,359      1,151,743      2,718,323        270,619      2,850,975
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant premium payments ..........        33,332         28,648        857,854        891,523      1,357,794      1,200,041
  Participant transfers from other
    funding options .....................        21,257          8,425        264,839        607,239        524,575        458,626
  Contract surrenders ...................       (19,943)       (16,585)    (2,179,411)    (1,242,038)    (1,721,394)    (1,550,719)
  Participant transfers to other
    funding options .....................        (3,733)        (6,006)      (343,063)      (596,389)      (451,518)      (706,731)
  Other payments to participants ........            --             --        (37,478)       (10,611)       (73,333)        (3,753)
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..        30,913         14,482     (1,437,259)      (350,276)      (363,876)      (602,536)
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets        39,291         33,841       (285,516)     2,368,047        (93,257)     2,248,439


NET ASSETS:
    Beginning of year ...................        96,899         63,058     11,858,545      9,490,498     11,488,314      9,239,875
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $    136,190   $     96,899   $ 11,573,029   $ 11,858,545   $ 11,395,057   $ 11,488,314
                                           ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

   HIGH INCOME PORTFOLIO -           ASSET MANAGER           CONTRAFUND(R) PORTFOLIO -        MID CAP PORTFOLIO -
        INITIAL CLASS          PORTFOLIO - INITIAL CLASS          SERVICE CLASS                 SERVICE CLASS 2
---------------------------   ---------------------------   ---------------------------   ---------------------------
     2004           2003           2004           2003           2004           2003           2004           2003
     ----           ----           ----           ----           ----           ----           ----           ----
$    154,036   $    125,138   $     81,244   $    111,186   $     (3,397)  $     (1,300)  $       (598)  $        (11)
     (75,213)      (169,169)       (39,259)      (103,541)         8,428          1,701            385             15

      96,018        502,319        134,138        611,410         82,259         58,005         18,433            590
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------


     174,841        458,288        176,123        619,055         87,290         58,406         18,220            594
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------


     208,045        225,923        302,986        366,784        195,799         66,818         23,322            475

      48,274        217,874        134,823        176,920         49,970        281,806        104,950          8,288
    (254,328)      (386,055)      (511,886)      (627,668)       (57,912)       (41,811)        (9,382)          (372)

     (83,991)      (134,487)      (160,029)      (208,055)       (38,663)        (4,099)          (418)           (71)
     (15,841)        (2,060)       (18,901)        (7,569)            --             --             --             --
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------


     (97,841)       (78,805)      (253,007)      (299,588)       149,194        302,714        118,472          8,320
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

      77,000        379,483        (76,884)       319,467        236,484        361,120        136,692          8,914



   2,098,190      1,718,707      3,963,623      3,644,156        477,354        116,234          8,914             --
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
$  2,175,190   $  2,098,190   $  3,886,739   $  3,963,623   $    713,838   $    477,354   $    145,606   $      8,914
============   ============   ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                      COMBINED
                                           -----------------------------
                                                2004            2003
                                                ----            ----
OPERATIONS:
  Net investment income (loss) ..........  $   1,049,662   $     965,503
  Realized gain (loss) ..................       (174,253)     (2,997,039)
  Change in unrealized gain (loss)
    on investments ......................     10,077,139      24,724,114
                                           -------------   -------------

    Net increase (decrease) in net assets
      resulting from operations .........     10,952,548      22,692,578
                                           -------------   -------------

UNIT TRANSACTIONS:
  Participant premium payments ..........     18,990,688      18,593,104
  Participant transfers from other
    funding options .....................      9,478,119      14,052,992
  Contract surrenders ...................    (22,365,285)    (15,033,572)
  Participant transfers to other
    funding options .....................    (10,390,032)    (14,409,096)
  Other payments to participants ........       (364,968)        (95,625)
                                           -------------   -------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..     (4,651,478)      3,107,803
                                           -------------   -------------

    Net increase (decrease) in net assets      6,301,070      25,800,381


NET ASSETS:
    Beginning of year ...................    125,244,548      99,444,167
                                           -------------   -------------
    End of year .........................  $ 131,545,618   $ 125,244,548
                                           =============   =============


                        See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

The Travelers Fund UL for Variable Life Insurance ("Fund UL") is a separate account of The Travelers Insurance Company ("The Company"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable life insurance contracts issued by The Company. Fund UL is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Company interest in the net assets of Fund UL was $1,650,501 at December 31, 2004. Fund UL is comprised of the InVest, Travelers MarketLife, Travelers Variable Life Accumulator, Travelers Variable Life Accumulator - Series 2, Travelers Variable Life Accumulator - Series 3, Travelers Variable Life, Travelers Variable Survivorship Life Insurance, and Travelers Variable Survivorship Life II products.

Participant premium payments applied to Fund UL are invested in one or more sub-accounts in accordance with the selection made by the owner. As of December 31, 2004, the investments comprising Fund UL were:

   Capital Appreciation Fund, Massachusetts business trust, Affiliate of The
     Company
   Dreyfus Stock Index Fund Initial Shares, Inc., Maryland business trust
   High Yield Bond Trust, Massachusetts business trust, Affiliate of The Company Managed Assets Trust, Massachusetts business trust, Affiliate of The Company Money Market Portfolio, Massachusetts business trust, Affiliate of The
     Company
   The Merger Fund VL, Delaware business trust
   AllianceBernstein Variable Product Series Fund, Inc., Maryland business trust
       AllianceBernstein Premier Growth Portfolio - Class B
   American Funds Insurance Series, Massachusetts business trust
       Global Growth Fund - Class 2 Shares
       Growth Fund - Class 2 Shares
       Growth-Income Fund - Class 2 Shares
   CitiStreet Funds, Inc., Massachusetts business trust, Affiliate of The
     Company
       CitiStreet Diversified Bond Fund - Class I
       CitiStreet International Stock Fund - Class I
       CitiStreet Large Company Stock Fund - Class I
       CitiStreet Small Company Stock Fund - Class I
   Credit Suisse Trust, Massachusetts business trust
       Credit Suisse Trust Emerging Markets Portfolio
   Delaware VIP Trust, Maryland business trust
       Delaware VIP REIT Series - Standard Class
   Dreyfus Variable Investment Fund, Maryland business trust
       Dreyfus Variable Investment Fund -  Developing Leaders Portfolio -
         Initial Shares
       Dreyfus Variable Investment Fund - Appreciation Portfolio - Initial
         Shares
   Franklin Templeton Variable Insurance Products Trust, Massachusetts business trust
       Franklin Small Cap Fund - Class 2 Shares
       Mutual Shares Securities Fund - Class 2 Shares
       Templeton Developing Markets Securities Fund - Class 2 Shares
       Templeton Foreign Securities Fund - Class 2 Shares
       Templeton Global Asset Allocation Fund - Class 1 Shares
       Templeton Global Income Securities Fund - Class 1 Shares
       Templeton Growth Securities Fund - Class 1 Shares
   Goldman Sachs Variable Insurance Trust, Delaware business trust
       Goldman Sachs Capital Growth Fund
   Greenwich Street Series Fund, Massachusetts business trust, Affiliate of The
     Company
       Equity Index Portfolio - Class I Shares
       Fundamental Value Portfolio
   Janus Aspen Series, Delaware business trust
       Global Technology Portfolio - Service Shares
       Mid Cap Growth Portfolio - Service Shares
       Worldwide Growth Portfolio - Service Shares
   Lazard Retirement Series, Inc., Massachusetts business trust
       Lazard Retirement Small Cap Portfolio

   PIMCO Variable Insurance Trust, Massachusetts business trust
       Total Return Portfolio - Administrative Class
   Pioneer Variable Contracts Trust, Massachusetts business trust
       Pioneer Mid Cap Value VCT Portfolio - Class II Shares
   Putnam Variable Trust, Massachusetts business trust
       Putnam VT Discovery Growth Fund - Class IB Shares
       Putnam VT International Equity Fund - Class IB Shares
       Putnam VT Small Cap Value Fund - Class IB Shares
   Scudder Investment VIT Funds, Massachusetts business trust
       EAFE(R) Equity Index Fund - Class A Shares
       Small Cap Index Fund - Class A Shares
   Smith Barney Multiple Discipline Trust, Massachusetts business trust,
     Affiliate of The Company
       Multiple Discipline Portfolio - All Cap Growth and Value
       Multiple Discipline Portfolio - Balanced All Cap Growth and Value
   The Travelers Series Trust, Massachusetts business trust, Affiliate of The
     Company
       Convertible Securities Portfolio
       Equity Income Portfolio
       Large Cap Portfolio
       MFS Mid Cap Growth Portfolio
       Pioneer Fund Portfolio
       U.S. Government Securities Portfolio
       Zero Coupon Bond Fund Portfolio Series 2005
   Travelers Series Fund Inc., Maryland business trust, Affiliate of The Company
       AIM Capital Appreciation Portfolio
       MFS Total Return Portfolio
       Pioneer Strategic Income Portfolio
       Smith Barney Aggressive Growth Portfolio
       Smith Barney High Income Portfolio
       Smith Barney International All Cap Growth Portfolio
       Smith Barney Large Cap Value Portfolio
       Smith Barney Large Capitalization Growth Portfolio
       Strategic Equity Portfolio
   Van Kampen Life Investment Trust, Delaware business trust
       Comstock Portfolio - Class II Shares
       Emerging Growth Portfolio - Class I Shares
   Variable Insurance Products Fund, Massachusetts business trust, Affiliate of
     The Company
       Equity - Income Portfolio - Initial Class
       Growth Portfolio - Initial Class
       High Income Portfolio - Initial Class
   Variable Insurance Products Fund II, Massachusetts business trust
       Asset Manager Portfolio - Initial Class
       Contrafund(R) Portfolio - Service Class
   Variable Insurance Products Fund III, Massachusetts business trust
       Mid Cap Portfolio - Service Class 2

Effective December 19, 2003, The Ayco Series Trust: Ayco Growth Fund was merged into the Goldman Sachs: Capital Growth Fund. At the effective date, Fund UL held 8,297 shares of Ayco Growth Fund having a market value of $69,965.35 which were exchanged for 7,459 shares of Capital Growth Fund in equal value.

Not all funds may be available in all states or to all contract owners.

The following is a summary of significant accounting policies consistently followed by Fund UL in the preparation of its financial statements.

SECURITY VALUATION. Investments are valued daily at the net asset values per share of the underlying funds.

SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Income from dividends and realized gain (loss) distributions, are recorded on the ex-distribution date.

FEDERAL INCOME TAXES. The operations of Fund UL form a part of the total operations of The Company and are not taxed separately. The Company is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income of Fund UL. Fund UL is not taxed as a "regulated investment company" under Subchapter M of the Code.

FINANCIAL HIGHLIGHTS. In 2001, Fund UL adopted the financial highlights disclosure recommended by the American Institute of Certified Public Accountants Audit Guide ("AICPA Guide") for Investment Companies. The AICPA Guide allows for the prospective application of this disclosure, which will ultimately display a five year period. It is comprised of the units, unit values, investment income ratio, expense ratios and total returns for each sub-account. Since each sub-account offers multiple contract charges, certain information is provided in the form of a range. The range information may reflect varying time periods if assets did not exist with all contract charge options of the sub-account for the entire year.

OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments were $23,941,648 and $27,143,790, respectively, for the year ended December 31, 2004. Realized gains and losses from investment transactions are reported on an average cost basis. The cost of investments in eligible funds was $128,881,263 at December 31, 2004. Gross unrealized appreciation for all investments at December 31, 2004 was $7,416,735. Gross unrealized depreciation for all investments at December 31, 2004 was $4,761,790.

3. CONTRACT CHARGES

The asset based charges listed below are deducted, as appropriate, each business day, and are assessed through the calculation of unit values;

  - Mortality and Expense Risks assumed by The Company (M&E)
  - Separate Account Expense Charge (SAE)

Below is a table displaying current separate account charges with their associated products offered in this Separate Account for each funding option.

------------------------------------------------------------------------------------------------------------------------------------
FUND   UL
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Asset-based Charges
                                                                                                      ------------------------------
        Separate Account Charge (1)                                                                                          Total
         (as identified in Note 5)          Product                                                    M&E (3)    SAE (3)    Charge
------------------------------------------------------------------------------------------------------------------------------------
Separate Account Charge 0.20%               Travelers Variable Life (Applies to the policy years 16
                                            and greater)                                                0.20%                0.20%
                                            Travelers Variable Life Accumulator (Applies to the
                                            policy years 16 and greater)                                0.20%                0.20%

Separate Account Charge 0.25%               Travelers MarketLife (Applies to policies issued on or
                                            after 5/1/1998 and in policy years 16 and greater)          0.25%                0.25%

Separate Account Charge 0.35%               Travelers Variable Survivorship Life  (Applies to the
                                            policy years 16 and greater)                                0.35%                0.35%
                                            Travelers Variable Survivorship Life  II (Applies to the
                                            policy years 16 and greater)                                0.35%                0.35%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FUND   UL
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Asset-based Charges
                                                                                                      ------------------------------
        Separate Account Charge (1)                                                                                          Total
         (as identified in Note 5)          Product                                                    M&E (3)    SAE (3)    Charge
------------------------------------------------------------------------------------------------------------------------------------
Separate Account Charge 0.40%               Travelers Variable Life Accumulator - Series 2 (Applies
                                            to policy years 6-15)  (2)                                  0.40%                0.40%
                                            Travelers Variable Life Accumulator - Series 3 (Applies
                                            to policy years 6-15)  (2)

Separate Account Charge 0.45%               Travelers MarketLife (Applies to policies issued on or
                                            after 7/12/1995 and prior to 5/1/1998 and in policy
                                            years 16 and greater)                                       0.45%                0.45%

Separate Account Charge 0.60%               Invest                                                      0.60%                0.60%
                                            Travelers MarketLife (Applies to policies issued prior
                                            to 7/12/1995)                                               0.60%                0.60%

Separate Account Charge 0.65%               Travelers Variable Life Accumulator (Applies to policies
                                            for the first 15 policy years)                              0.65%                0.65%
                                            Travelers Variable Life Accumulator - Series 3 (Applies
                                            to policy years 1-5)  (2)                                   0.65%                0.65%

Separate Account Charge 0.85%               Travelers Variable Life (Applies to the policies in the
                                            first 15 years)                                             0.85%                0.85%

Separate Account Charge 0.90%               Travelers MarketLife (Applies to policies issued on or
                                            after 7/12/1995 for the first 15 policy years)              0.80%      0.10%     0.90%
                                            Travelers Variable Survivorship Life  (Applies to the
                                            policies in the first 15 years)                             0.80%      0.10%     0.90%
                                            Travelers Variable Survivorship Life II (Applies to the
                                            policies in the first 15 years)                             0.80%      0.10%     0.90%

------------------------------------------------------------------------------------------------------------------------------------

(1) Certain accumulation and annuity unit values displayed in Note 5 may not be available through certain sub-accounts. If a unit value has no assets and units across all sub-accounts within the Separate Account, it will not be displayed in Note 5.
(2) Travelers Variable Life Accumulator - Series 2 and Series 3 have a 0.00% Current charge in policy years 16 and greater
(3) The Invest product has a guarantee that the M&E and the SAE charges will not exceed 0.80% and 0.10% respectively for all policy years. The Travelers Variable Life Accumulator - Series 2 product has a guarantee that the M&E charge will not exceed 0.65% for the first 15 policy years and will not exceed 0.20% in policy years 16 and greater.

The Company receives contingent surrender charges on full or partial contract surrenders. Such charges are assessed through the redemption of units by applying various percentages to premiums and/or stated contract amounts (as described in the prospectus).

The Company received $958,500 and $433,989 in satisfaction of such contingent surrender charges for the years ended December 31, 2004 and 2003, respectively. These charges are assessed through the redemption of units and are included in contract surrenders on the Statement of Changes in Net Assets.

For a full explanation of product charges and associated product features and benefits please refer to your product prospectus.

4. SUBSEQUENT EVENT NOTE

On January 31, 2005, Citigroup Inc. ("Citigroup") announced that it had agreed to sell The Travelers Insurance Company ("TIC"), The Travelers Life and Annuity Company, Citicorp Life Insurance Company, First Citicorp Life Insurance Company, Citicorp International Life Insurance Company, The Travelers Life and Annuity Reinsurance Company, and certain other domestic and international insurance businesses (the "Life Insurance and Annuity Businesses") to MetLife, Inc. ("MetLife") pursuant to an Acquisition Agreement (the "Agreement"). The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Citigroup currently anticipates that the intended sale would be closed this summer.

The transaction contemplates that TIC's Primerica Life segment and certain other assets will remain with Citigroup. Accordingly, prior to the closing, TIC will distribute to its parent company by way of dividend (i) all of the outstanding shares of common stock of the Company's 100% owned subsidiary, Primerica Life Insurance Company ("Primerica Life"), (ii) all shares of Citigroup's Series YYY and Series YY preferred stock held by the Company and (iii) certain other assets, including certain assets and liabilities related to the Company's share of the non-qualified pension plan, and post retirement benefits related to inactive employees of the former Travelers Insurance entities, assumed during Citigroup's 2002 spin-off of the Travelers Property Casualty operations (collectively, the "Dispositions"). The Dispositions require certain regulatory approvals.

Subject to closing adjustments described in the Agreement, the contemplated sale price would be $11.5 billion. In connection with the consummation of the sale of the Life Insurance and Annuity Business, Citigroup and MetLife will also enter into multi-year distribution agreements.

5. NET CONTRACT OWNERS' EQUITY

                                                                                          DECEMBER 31, 2004
                                                                            ----------------------------------------------

                                                                                               UNIT
                                                                               UNITS           VALUE           NET ASSETS
                                                                            -----------      --------        -------------
Capital Appreciation Fund
    Separate Account Charges 0.60% ..................................           836,102      $  4.166        $   3,482,861
    Separate Account Charges 0.65% ..................................           245,795         0.626              153,763
    Separate Account Charges 0.85% ..................................           320,919         0.620              198,948
    Separate Account Charges 0.90% ..................................         1,765,055         4.050            7,147,548

Dreyfus Stock Index Fund, Inc.
    Separate Account Charges 0.60% ..................................           505,842         2.869            1,451,345
    Separate Account Charges 0.65% ..................................           186,204         0.857              159,633
    Separate Account Charges 0.85% ..................................           121,297         0.850              103,052
    Separate Account Charges 0.90% ..................................         3,087,191         2.789            8,610,865

High Yield Bond Trust
    Separate Account Charges 0.60% ..................................            30,988         4.359              135,072
    Separate Account Charges 0.65% ..................................                --         1.210                   --
    Separate Account Charges 0.85% ..................................                --         1.206                   --
    Separate Account Charges 0.90% ..................................                --         1.205                   --

Managed Assets Trust
    Separate Account Charges 0.60% ..................................           477,806         4.077            1,948,119
    Separate Account Charges 0.65% ..................................            39,235         1.081               42,407
    Separate Account Charges 0.85% ..................................           196,517         1.071              210,495
    Separate Account Charges 0.90% ..................................           327,283         3.964            1,297,219

Money Market Portfolio
    Separate Account Charges 0.60% ..................................           754,542         1.866            1,407,937
    Separate Account Charges 0.65% ..................................         1,087,502         1.074            1,168,428
    Separate Account Charges 0.85% ..................................         1,983,579         1.065            2,112,018
    Separate Account Charges 0.90% ..................................         3,546,935         1.814            6,433,921

Westchester Capital Management
    Separate Account Charges 0.60% ..................................                --         1.056                   --
    Separate Account Charges 0.65% ..................................                --         1.056                   --
    Separate Account Charges 0.85% ..................................             5,436         1.055                5,733
    Separate Account Charges 0.90% ..................................                --         1.054                   --

AllianceBernstein Variable Product Series Fund, Inc.
  AllianceBernstein Premier Growth Portfolio - Class B
    Separate Account Charges 0.60% ..................................                --         1.197                   --
    Separate Account Charges 0.65% ..................................            60,969         0.792               48,282
    Separate Account Charges 0.85% ..................................           205,958         0.786              161,909
    Separate Account Charges 0.90% ..................................                --         0.800                   --

American Funds Insurance Series
  Global Growth Fund - Class 2 Shares
    Separate Account Charges 0.60% ..................................                --         1.370                   --
    Separate Account Charges 0.65% ..................................            97,646         1.143              111,659
    Separate Account Charges 0.85% ..................................           167,319         1.135              189,928
    Separate Account Charges 0.90% ..................................            46,768         1.144               53,498

                                                                                          DECEMBER 31, 2004
                                                                            ----------------------------------------------

                                                                                               UNIT
                                                                               UNITS           VALUE           NET ASSETS
                                                                            -----------      --------        -------------
American Funds Insurance Series (continued)
  Growth Fund - Class 2 Shares
    Separate Account Charges 0.60% ..................................                --      $  1.295        $          --
    Separate Account Charges 0.65% ..................................           297,139         0.993              294,933
    Separate Account Charges 0.85% ..................................           796,895         0.985              785,187
    Separate Account Charges 0.90% ..................................           205,992         0.991              204,054
  Growth-Income Fund - Class 2 Shares
    Separate Account Charges 0.60% ..................................                --         1.278                   --
    Separate Account Charges 0.65% ..................................           193,212         1.147              221,596
    Separate Account Charges 0.85% ..................................           531,340         1.138              604,930
    Separate Account Charges 0.90% ..................................           341,336         1.117              381,217

CitiStreet Funds, Inc.
  CitiStreet Diversified Bond Fund - Class I
    Separate Account Charges 0.60% ..................................             8,521         2.007               17,106
    Separate Account Charges 0.65% ..................................                --         1.036                   --
    Separate Account Charges 0.85% ..................................                --         1.033                   --
    Separate Account Charges 0.90% ..................................                --         1.032                   --
  CitiStreet International Stock Fund - Class I
    Separate Account Charges 0.60% ..................................            44,950         1.723               77,468
    Separate Account Charges 0.65% ..................................                --         1.366                   --
    Separate Account Charges 0.85% ..................................                --         1.362                   --
    Separate Account Charges 0.90% ..................................                --         1.361                   --
  CitiStreet Large Company Stock Fund - Class I
    Separate Account Charges 0.60% ..................................            14,291         1.910               27,299
    Separate Account Charges 0.65% ..................................                --         1.246                   --
    Separate Account Charges 0.85% ..................................                --         1.242                   --
    Separate Account Charges 0.90% ..................................                --         1.241                   --
  CitiStreet Small Company Stock Fund - Class I
    Separate Account Charges 0.60% ..................................           148,708         2.450              364,279
    Separate Account Charges 0.65% ..................................                --         1.415                   --
    Separate Account Charges 0.85% ..................................                --         1.410                   --
    Separate Account Charges 0.90% ..................................                --         1.409                   --

Credit Suisse Trust
  Credit Suisse Trust Emerging Markets Portfolio
    Separate Account Charges 0.60% ..................................                --         1.651                   --
    Separate Account Charges 0.65% ..................................            14,884         1.382               20,574
    Separate Account Charges 0.85% ..................................            40,806         1.372               55,996
    Separate Account Charges 0.90% ..................................             1,443         1.347                1,944

Delaware VIP Trust
  Delaware VIP REIT Series - Standard Class
    Separate Account Charges 0.60% ..................................                --         1.331                   --
    Separate Account Charges 0.65% ..................................            21,503         1.330               28,604
    Separate Account Charges 0.85% ..................................            87,274         1.328              115,941
    Separate Account Charges 0.90% ..................................                --         1.328                   --

                                                                                          DECEMBER 31, 2004
                                                                            ----------------------------------------------

                                                                                               UNIT
                                                                               UNITS           VALUE           NET ASSETS
                                                                            -----------      --------        -------------
Dreyfus Variable Investment Fund
  Dreyfus Variable Investment Fund -  Developing Leaders Portfolio - Initial Shares
    Separate Account Charges 0.60% ..................................                --      $  1.328        $          --
    Separate Account Charges 0.65% ..................................           107,290         1.133              121,577
    Separate Account Charges 0.85% ..................................           313,444         1.125              352,592
    Separate Account Charges 0.90% ..................................            76,709         1.120               85,953
  Dreyfus Variable Investment Fund - Appreciation Portfolio - Initial Shares
    Separate Account Charges 0.60% ..................................                --         1.231                   --
    Separate Account Charges 0.65% ..................................                56         1.230                   68
    Separate Account Charges 0.85% ..................................             1,825         1.226                2,239
    Separate Account Charges 0.90% ..................................                --         1.225                   --

Franklin Templeton Variable Insurance Products Trust
  Franklin Small Cap Fund - Class 2 Shares
    Separate Account Charges 0.60% ..................................                --         1.344                   --
    Separate Account Charges 0.65% ..................................            91,253         1.009               92,110
    Separate Account Charges 0.85% ..................................           196,483         1.002              196,880
    Separate Account Charges 0.90% ..................................           106,828         0.992              105,950
  Mutual Shares Securities Fund - Class 2 Shares
    Separate Account Charges 0.60% ..................................                --         1.360                   --
    Separate Account Charges 0.65% ..................................             7,620         1.359               10,358
    Separate Account Charges 0.85% ..................................            38,054         1.355               51,551
    Separate Account Charges 0.90% ..................................             8,631         1.354               11,683
  Templeton Developing Markets Securities Fund - Class 2 Shares
    Separate Account Charges 0.60% ..................................                --         1.185                   --
    Separate Account Charges 0.65% ..................................               257         1.185                  305
    Separate Account Charges 0.85% ..................................            11,327         1.183               13,402
    Separate Account Charges 0.90% ..................................                --         1.183                   --
  Templeton Foreign Securities Fund - Class 2 Shares
    Separate Account Charges 0.60% ..................................                --         1.587                   --
    Separate Account Charges 0.65% ..................................            32,351         1.585               51,291
    Separate Account Charges 0.85% ..................................            32,948         1.580               52,064
    Separate Account Charges 0.90% ..................................                --         1.579                   --
  Templeton Global Asset Allocation Fund - Class 1 Shares
    Separate Account Charges 0.60% ..................................           978,902         2.611            2,555,632
    Separate Account Charges 0.65% ..................................                --         1.344                   --
    Separate Account Charges 0.85% ..................................                --         1.340                   --
    Separate Account Charges 0.90% ..................................           835,015         2.538            2,119,258
  Templeton Global Income Securities Fund - Class 1 Shares
    Separate Account Charges 0.60% ..................................           137,119         2.136              292,839
    Separate Account Charges 0.65% ..................................                --         1.199                   --
    Separate Account Charges 0.85% ..................................                --         1.195                   --
    Separate Account Charges 0.90% ..................................           311,313         2.076              646,346
  Templeton Growth Securities Fund - Class 1 Shares
    Separate Account Charges 0.60% ..................................         1,787,679         2.715            4,853,495
    Separate Account Charges 0.65% ..................................             3,493         1.260                4,402
    Separate Account Charges 0.85% ..................................            18,212         1.249               22,747
    Separate Account Charges 0.90% ..................................         2,319,856         2.639            6,122,882

                                                                                          DECEMBER 31, 2004
                                                                            ----------------------------------------------

                                                                                               UNIT
                                                                               UNITS           VALUE           NET ASSETS
                                                                            -----------      --------        -------------
Goldman Sachs Variable Insurance Trust
  Goldman Sachs Capital Growth Fund
    Separate Account Charges 0.60% ..................................                --      $  1.108        $          --
    Separate Account Charges 0.65% ..................................                --         1.108                   --
    Separate Account Charges 0.85% ..................................            97,308         1.106              107,579
    Separate Account Charges 0.90% ..................................                --         1.105                   --

Greenwich Street Series Fund
  Equity Index Portfolio - Class I Shares
    Separate Account Charges 0.60% ..................................            36,628         0.946               34,653
    Separate Account Charges 0.65% ..................................           842,190         0.859              723,185
    Separate Account Charges 0.85% ..................................         3,150,174         0.851            2,680,759
    Separate Account Charges 0.90% ..................................           542,786         0.931              505,250
  Fundamental Value Portfolio
    Separate Account Charges 0.60% ..................................           266,668         2.480              661,290
    Separate Account Charges 0.65% ..................................           279,921         1.226              343,112
    Separate Account Charges 0.85% ..................................           769,505         1.215              934,732
    Separate Account Charges 0.90% ..................................         1,203,985         2.413            2,904,937

Janus Aspen Series
  Global Technology Portfolio - Service Shares
    Separate Account Charges 0.60% ..................................            66,634         0.359               23,933
    Separate Account Charges 0.65% ..................................            20,173         0.354                7,147
    Separate Account Charges 0.85% ..................................           135,926         0.351               47,721
    Separate Account Charges 0.90% ..................................           227,616         0.355               80,692
  Mid Cap Growth Portfolio - Service Shares
    Separate Account Charges 0.60% ..................................            95,212         0.466               44,359
    Separate Account Charges 0.65% ..................................            44,091         0.457               20,130
    Separate Account Charges 0.85% ..................................           291,639         0.452              131,954
    Separate Account Charges 0.90% ..................................           650,879         0.460              299,284
  Worldwide Growth Portfolio - Service Shares
    Separate Account Charges 0.60% ..................................             3,339         0.582                1,942
    Separate Account Charges 0.65% ..................................            60,428         0.594               35,870
    Separate Account Charges 0.85% ..................................           261,770         0.588              153,989
    Separate Account Charges 0.90% ..................................           303,387         0.574              174,165

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Portfolio
    Separate Account Charges 0.60% ..................................                --         1.534                   --
    Separate Account Charges 0.65% ..................................             4,912         1.532                7,528
    Separate Account Charges 0.85% ..................................            20,532         1.527               31,357
    Separate Account Charges 0.90% ..................................                --         1.526                   --

PIMCO Variable Insurance Trust
  Total Return Portfolio - Administrative Class
    Separate Account Charges 0.60% ..................................                --         1.038                   --
    Separate Account Charges 0.65% ..................................           178,869         1.249              223,508
    Separate Account Charges 0.85% ..................................           739,129         1.240              916,822
    Separate Account Charges 0.90% ..................................           408,583         1.223              499,696

                                                                                          DECEMBER 31, 2004
                                                                            ----------------------------------------------

                                                                                               UNIT
                                                                               UNITS           VALUE           NET ASSETS
                                                                            -----------      --------        -------------
Pioneer Variable Contracts Trust
  Pioneer Mid Cap Value VCT Portfolio - Class II Shares
    Separate Account Charges 0.60% ..................................                --      $  1.378        $          --
    Separate Account Charges 0.65% ..................................            75,510         1.376              103,929
    Separate Account Charges 0.85% ..................................            70,869         1.369               96,999
    Separate Account Charges 0.90% ..................................            20,108         1.367               27,484

Putnam Variable Trust
  Putnam VT Discovery Growth Fund - Class IB Shares
    Separate Account Charges 0.60% ..................................                --         1.228                   --
    Separate Account Charges 0.65% ..................................             2,297         0.809                1,858
    Separate Account Charges 0.85% ..................................            26,964         0.803               21,649
    Separate Account Charges 0.90% ..................................                --         0.796                   --
  Putnam VT International Equity Fund - Class IB Shares
    Separate Account Charges 0.60% ..................................                --         1.367                   --
    Separate Account Charges 0.65% ..................................            63,681         1.046               66,641
    Separate Account Charges 0.85% ..................................           249,001         1.039              258,664
    Separate Account Charges 0.90% ..................................            55,423         1.078               59,762
  Putnam VT Small Cap Value Fund - Class IB Shares
    Separate Account Charges 0.60% ..................................                --         1.412                   --
    Separate Account Charges 0.65% ..................................            56,661         1.410               79,888
    Separate Account Charges 0.85% ..................................           131,589         1.402              184,500
    Separate Account Charges 0.90% ..................................            41,658         1.400               58,328

Scudder Investment VIT Funds
  EAFE(R) Equity index Fund - Class A Shares
    Separate Account Charges 0.60% ..................................            95,108         0.862               81,996
    Separate Account Charges 0.65% ..................................            78,868         0.810               63,886
    Separate Account Charges 0.85% ..................................           150,314         0.803              120,667
    Separate Account Charges 0.90% ..................................           479,159         0.849              406,586
  Small Cap Index Fund - Class A Shares
    Separate Account Charges 0.60% ..................................           295,992         1.481              438,226
    Separate Account Charges 0.65% ..................................           103,503         1.277              132,201
    Separate Account Charges 0.85% ..................................           166,337         1.266              210,546
    Separate Account Charges 0.90% ..................................           795,337         1.457            1,158,533

Smith Barney Multiple Discipline Trust
  Multiple Discipline Portfolio - All Cap Growth and Value
    Separate Account Charges 0.60% ..................................                --         1.031                   --
    Separate Account Charges 0.65% ..................................             7,985         1.031                8,231
    Separate Account Charges 0.85% ..................................            22,385         1.029               23,042
    Separate Account Charges 0.90% ..................................                --         1.029                   --
  Multiple Discipline Portfolio - Balanced All Cap Growth and Value
    Separate Account Charges 0.60% ..................................                --         1.026                   --
    Separate Account Charges 0.65% ..................................             8,056         1.025                8,259
    Separate Account Charges 0.85% ..................................             8,356         1.024                8,555
    Separate Account Charges 0.90% ..................................                --         1.024                   --

                                                                                          DECEMBER 31, 2004
                                                                            ----------------------------------------------

                                                                                               UNIT
                                                                               UNITS           VALUE           NET ASSETS
                                                                            -----------      --------        -------------
The Travelers Series Trust
  Convertible Securities Portfolio
    Separate Account Charges 0.60% ..................................                --      $  1.150        $          --
    Separate Account Charges 0.65% ..................................            22,446         1.167               26,197
    Separate Account Charges 0.85% ..................................            73,949         1.159               85,676
    Separate Account Charges 0.90% ..................................             2,110         1.166                2,461
  Equity Income Portfolio
    Separate Account Charges 0.60% ..................................                --         1.253                   --
    Separate Account Charges 0.65% ..................................           256,527         1.158              296,937
    Separate Account Charges 0.85% ..................................           489,653         1.149              562,651
    Separate Account Charges 0.90% ..................................           157,704         1.136              179,146
  Large Cap Portfolio
    Separate Account Charges 0.60% ..................................                --         1.203                   --
    Separate Account Charges 0.65% ..................................            33,542         0.891               29,877
    Separate Account Charges 0.85% ..................................           129,423         0.884              114,436
    Separate Account Charges 0.90% ..................................            10,791         0.882                9,521
  MFS Mid Cap Growth Portfolio
    Separate Account Charges 0.60% ..................................                --         1.320                   --
    Separate Account Charges 0.65% ..................................           116,350         0.619               72,057
    Separate Account Charges 0.85% ..................................           296,392         0.615              182,219
    Separate Account Charges 0.90% ..................................            29,944         0.618               18,509
  Pioneer Fund Portfolio
    Separate Account Charges 0.60% ..................................            56,148         1.766               99,158
    Separate Account Charges 0.65% ..................................            12,198         1.324               16,146
    Separate Account Charges 0.85% ..................................             2,469         1.319                3,257
    Separate Account Charges 0.90% ..................................           160,300         1.717              275,210
  U.S. Government Securities Portfolio
    Separate Account Charges 0.60% ..................................           267,034         1.976              527,659
    Separate Account Charges 0.65% ..................................           215,860         1.394              300,955
    Separate Account Charges 0.85% ..................................           369,369         1.382              510,356
    Separate Account Charges 0.90% ..................................           848,146         1.921            1,629,209
  Zero Coupon Bond Fund Portfolio Series 2005
    Separate Account Charges 0.60% ..................................         1,057,116         1.651            1,744,807
    Separate Account Charges 0.65% ..................................                --         1.291                   --
    Separate Account Charges 0.85% ..................................            17,260         1.279               22,080
    Separate Account Charges 0.90% ..................................           264,563         1.605              424,752

Travelers Series Fund Inc.
  AIM Capital Appreciation Portfolio
    Separate Account Charges 0.60% ..................................           196,784         1.364              268,417
    Separate Account Charges 0.65% ..................................            51,685         0.636               32,875
    Separate Account Charges 0.85% ..................................           333,614         0.630              210,295
    Separate Account Charges 0.90% ..................................         1,825,225         1.328            2,424,330
  MFS Total Return Portfolio
    Separate Account Charges 0.60% ..................................           254,169         2.351              597,565
    Separate Account Charges 0.65% ..................................           313,038         1.352              423,296
    Separate Account Charges 0.85% ..................................           794,141         1.340            1,064,184
    Separate Account Charges 0.90% ..................................         1,263,317         2.286            2,888,116
  Pioneer Strategic Income Portfolio
    Separate Account Charges 0.60% ..................................           106,066         1.430              151,719
    Separate Account Charges 0.65% ..................................            34,284         1.410               48,329
    Separate Account Charges 0.85% ..................................           112,666         1.397              157,395
    Separate Account Charges 0.90% ..................................           233,462         1.409              328,895

                                                                                          DECEMBER 31, 2004
                                                                            ----------------------------------------------

                                                                                               UNIT
                                                                               UNITS           VALUE           NET ASSETS
                                                                            -----------      --------        -------------
Travelers Series Fund Inc. (continued)
  Smith Barney Aggressive Growth Portfolio
    Separate Account Charges 0.60% ..................................                --      $  1.221        $          --
    Separate Account Charges 0.65% ..................................           512,327         0.936              479,780
    Separate Account Charges 0.85% ..................................           792,938         0.930              737,099
    Separate Account Charges 0.90% ..................................           103,894         0.889               92,331
  Smith Barney High Income Portfolio
    Separate Account Charges 0.60% ..................................            88,925         1.506              133,944
    Separate Account Charges 0.65% ..................................            91,790         1.185              108,768
    Separate Account Charges 0.85% ..................................           250,945         1.174              294,691
    Separate Account Charges 0.90% ..................................           462,765         1.466              678,565
  Smith Barney International All Cap Growth Portfolio
    Separate Account Charges 0.60% ..................................                --         1.364                   --
    Separate Account Charges 0.65% ..................................             6,437         0.869                5,592
    Separate Account Charges 0.85% ..................................            30,806         0.862               26,565
    Separate Account Charges 0.90% ..................................                --         0.902                   --
  Smith Barney Large Cap Value Portfolio
    Separate Account Charges 0.60% ..................................           124,881         1.844              230,263
    Separate Account Charges 0.65% ..................................           147,327         1.058              155,824
    Separate Account Charges 0.85% ..................................           328,675         1.048              344,498
    Separate Account Charges 0.90% ..................................           782,910         1.794            1,404,350
  Smith Barney Large Capitalization Growth Portfolio
    Separate Account Charges 0.60% ..................................           610,821         0.831              507,689
    Separate Account Charges 0.65% ..................................           113,990         0.834               95,040
    Separate Account Charges 0.85% ..................................           424,892         0.826              351,066
    Separate Account Charges 0.90% ..................................           883,231         0.820              724,584
  Strategic Equity Portfolio
    Separate Account Charges 0.60% ..................................           304,784         1.936              590,002
    Separate Account Charges 0.65% ..................................           230,701         0.681              157,193
    Separate Account Charges 0.85% ..................................           493,175         0.675              333,002
    Separate Account Charges 0.90% ..................................         2,907,463         1.882            5,472,154

Van Kampen Life Investment Trust
  Comstock Portfolio - Class II Shares
    Separate Account Charges 0.60% ..................................                --         1.482                   --
    Separate Account Charges 0.65% ..................................            22,121         1.480               32,746
    Separate Account Charges 0.85% ..................................            12,278         1.475               18,115
    Separate Account Charges 0.90% ..................................                --         1.474                   --
  Emerging Growth Portfolio - Class I Shares
    Separate Account Charges 0.60% ..................................                --         1.192                   --
    Separate Account Charges 0.65% ..................................            33,005         0.747               24,650
    Separate Account Charges 0.85% ..................................           150,451         0.741              111,540
    Separate Account Charges 0.90% ..................................                --         0.761                   --

Variable Insurance Products Fund
  Equity - Income Portfolio - Initial Class
    Separate Account Charges 0.60% ..................................         1,603,631         2.805            4,497,794
    Separate Account Charges 0.65% ..................................            87,855         1.226              107,682
    Separate Account Charges 0.85% ..................................            55,311         1.215               67,186
    Separate Account Charges 0.90% ..................................         2,530,758         2.727            6,900,367

                                                                                          DECEMBER 31, 2004
                                                                            ----------------------------------------------

                                                                                               UNIT
                                                                               UNITS           VALUE           NET ASSETS
                                                                            -----------      --------        -------------
Variable Insurance Products Fund (continued)
  Growth Portfolio - Initial Class
    Separate Account Charges 0.60% ..................................         1,838,582      $  2.379        $   4,373,301
    Separate Account Charges 0.65% ..................................           159,866         0.658              105,129
    Separate Account Charges 0.85% ..................................            98,635         0.652               64,280
    Separate Account Charges 0.90% ..................................         2,963,481         2.312            6,852,347
  High Income Portfolio - Initial Class
    Separate Account Charges 0.60% ..................................           634,478         1.484              941,793
    Separate Account Charges 0.65% ..................................                --         1.006                   --
    Separate Account Charges 0.85% ..................................            15,821         0.997               15,766
    Separate Account Charges 0.90% ..................................           843,825         1.443            1,217,631

Variable Insurance Products Fund II
  Asset Manager Portfolio - Initial Class
    Separate Account Charges 0.60% ..................................         1,467,414         1.872            2,747,263
    Separate Account Charges 0.65% ..................................           161,005         1.020              164,145
    Separate Account Charges 0.85% ..................................            42,073         1.010               42,507
    Separate Account Charges 0.90% ..................................           512,546         1.820              932,824
  Contrafund(R) Portfolio - Service Class
    Separate Account Charges 0.60% ..................................                --         1.355                   --
    Separate Account Charges 0.65% ..................................           148,774         1.259              187,316
    Separate Account Charges 0.85% ..................................           293,950         1.250              367,399
    Separate Account Charges 0.90% ..................................           128,819         1.235              159,123

Variable Insurance Products Fund III
  Mid Cap Portfolio - Service Class 2
    Separate Account Charges 0.60% ..................................                --         1.760                   --
    Separate Account Charges 0.65% ..................................            13,946         1.758               24,522
    Separate Account Charges 0.85% ..................................            57,354         1.752              100,509
    Separate Account Charges 0.90% ..................................            11,751         1.751               20,575
                                                                                                             -------------

Net Contract Owners' Equity .........................................                                        $ 131,545,618
                                                                                                             =============

6. STATEMENT OF INVESTMENTS                                                           FOR THE YEAR ENDED DECEMBER 31, 2004
                                                                         ---------------------------------------------------------

INVESTMENTS                                                                 NO. OF         MARKET         COST OF       PROCEEDS
                                                                            SHARES         VALUE         PURCHASES     FROM SALES
                                                                         ------------   ------------   ------------   ------------
CAPITAL APPRECIATION FUND (8.3%)
    Total (Cost $10,525,957)                                                  165,833   $ 10,983,120   $    516,298   $  1,461,482
                                                                         ------------   ------------   ------------   ------------

DREYFUS STOCK INDEX FUND, INC. (7.9%)
    Total (Cost $9,913,986)                                                   334,247     10,324,895      1,518,951      1,190,742
                                                                         ------------   ------------   ------------   ------------

HIGH YIELD BOND TRUST (0.1%)
    Total (Cost $126,642)                                                      13,630        135,072         15,319         20,209
                                                                         ------------   ------------   ------------   ------------

MANAGED ASSETS TRUST (2.7%)
    Total (Cost $3,580,469)                                                   209,852      3,498,240        368,960        491,655
                                                                         ------------   ------------   ------------   ------------

MONEY MARKET PORTFOLIO (8.4%)
    Total (Cost $11,112,892)                                               11,112,892     11,112,892      6,632,480      8,027,583
                                                                         ------------   ------------   ------------   ------------

THE MERGER FUND VL (0.0%)
    Total (Cost $5,354)                                                           541          5,733          5,429             76
                                                                         ------------   ------------   ------------   ------------

ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUND, INC. (0.2%)
  AllianceBernstein Premier Growth Portfolio - Class B
    Total (Cost $190,783)                                                       9,095        210,191         78,394         13,108
                                                                         ------------   ------------   ------------   ------------

AMERICAN FUNDS INSURANCE SERIES (2.2%)
  Global Growth Fund - Class 2 Shares (Cost $280,227)                          20,609        355,085        133,631         18,656
  Growth Fund - Class 2 Shares (Cost $1,052,275)                               25,131      1,284,174        404,074        109,571
  Growth-Income Fund - Class 2 Shares (Cost $1,003,936)                        32,962      1,207,743        344,097        133,621
                                                                         ------------   ------------   ------------   ------------
    Total (Cost $2,336,438)                                                    78,702      2,847,002        881,802        261,848
                                                                         ------------   ------------   ------------   ------------

CITISTREET FUNDS, INC. (0.4%)
  CitiStreet Diversified Bond Fund - Class I (Cost $15,943)                     1,446         17,106          1,635            361
  CitiStreet International Stock Fund - Class I (Cost $76,484)                  5,721         77,468          7,535         15,021
  CitiStreet Large Company Stock Fund - Class I (Cost $31,088)                  2,343         27,299          1,452          3,361
  CitiStreet Small Company Stock Fund - Class I (Cost $327,925)                26,094        364,279         18,184         32,748
                                                                         ------------   ------------   ------------   ------------
    Total (Cost $451,440)                                                      35,604        486,152         28,806         51,491
                                                                         ------------   ------------   ------------   ------------

CREDIT SUISSE TRUST (0.1%)
  Credit Suisse Trust Emerging Markets Portfolio
    Total (Cost $58,457)                                                        5,930         78,514         43,951         16,378
                                                                         ------------   ------------   ------------   ------------

DELAWARE VIP TRUST (0.1%)
  Delaware VIP REIT Series - Standard Class
    Total (Cost $129,596)                                                       7,576        144,545        131,466          2,005
                                                                         ------------   ------------   ------------   ------------

DREYFUS VARIABLE INVESTMENT FUND (0.4%)
  Dreyfus VIF - Developing Leaders Portfolio - Initial Shares
    (Cost $457,469)                                                            13,481        560,122         68,817         50,056
  Dreyfus VIF - Appreciation Portfolio - Initial Shares (Cost $2,248)              65          2,307          6,177          4,073
                                                                         ------------   ------------   ------------   ------------
    Total (Cost $459,717)                                                      13,546        562,429         74,994         54,129
                                                                         ------------   ------------   ------------   ------------

6. STATEMENT OF INVESTMENTS (CONTINUED)                                               FOR THE YEAR ENDED DECEMBER 31, 2004
                                                                         ---------------------------------------------------------

INVESTMENTS                                                                 NO. OF          MARKET        COST OF       PROCEEDS
                                                                            SHARES          VALUE        PURCHASES     FROM SALES
                                                                         ------------   ------------   ------------   ------------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (13.1%)
  Franklin Small Cap Fund - Class 2 Shares (Cost $328,258)                     20,326   $    394,940   $    115,558   $     22,354
  Mutual Shares Securities Fund - Class 2 Shares (Cost $67,507)                 4,423         73,592         69,607          2,532
  Templeton Developing Markets Securities Fund - Class 2 Shares
    (Cost $11,456)                                                              1,581         13,707         11,782            365
  Templeton Foreign Securities Fund - Class 2 Shares (Cost $90,616)             7,202        103,355         86,840          2,726
  Templeton Global Asset Allocation Fund - Class 1 Shares
    (Cost $4,137,652)                                                         221,454      4,674,890        344,898        446,275
  Templeton Global Income Securities Fund - Class 1 Shares
    (Cost $773,526)                                                            59,442        939,185        177,845        177,328
  Templeton Growth Securities Fund - Class 1 Shares (Cost $10,525,115)        847,729     11,003,526        581,559      1,374,719
                                                                         ------------   ------------   ------------   ------------
    Total (Cost $15,934,130)                                                1,162,157     17,203,195      1,388,089      2,026,299
                                                                         ------------   ------------   ------------   ------------

GOLDMAN SACHS VARIABLE INSURANCE TRUST (0.1%)
  Goldman Sachs Capital Growth Fund
    Total (Cost $98,373)                                                       10,354        107,579         38,533         10,431
                                                                         ------------   ------------   ------------   ------------

GREENWICH STREET SERIES FUND (6.7%)
  Equity Index Portfolio - Class I Shares (Cost $3,584,113)                   133,690      3,943,847        991,638        426,844
  Fundamental Value Portfolio (Cost $4,252,270)                               229,577      4,844,071        979,844        539,730
                                                                         ------------   ------------   ------------   ------------
    Total (Cost $7,836,383)                                                   363,267      8,787,918      1,971,482        966,574
                                                                         ------------   ------------   ------------   ------------

JANUS ASPEN SERIES (0.8%)
  Global Technology Portfolio - Service Shares (Cost $166,820)                 44,928        159,493         44,453         27,945
  Mid Cap Growth Portfolio - Service Shares (Cost $437,229)                    19,548        495,727         99,303         36,562
  Worldwide Growth Portfolio - Service Shares (Cost $378,423)                  13,748        365,966        116,137        106,971
                                                                         ------------   ------------   ------------   ------------
    Total (Cost $982,472)                                                      78,224      1,021,186        259,893        171,478
                                                                         ------------   ------------   ------------   ------------

LAZARD RETIREMENT SERIES, INC. (0.0%)
  Lazard Retirement Small Cap Portfolio
    Total (Cost $35,159)                                                        2,301         38,885         33,954          1,583
                                                                         ------------   ------------   ------------   ------------

PIMCO VARIABLE INSURANCE TRUST (1.2%)
  Total Return Portfolio - Administrative Class
    Total (Cost $1,606,967)                                                   156,044      1,640,026        404,088        187,810
                                                                         ------------   ------------   ------------   ------------

PIONEER VARIABLE CONTRACTS TRUST (0.2%)
  Pioneer Mid Cap Value VCT Portfolio - Class II Shares
    Total (Cost $175,274)                                                       9,346        228,412         81,555         30,207
                                                                         ------------   ------------   ------------   ------------

PUTNAM VARIABLE TRUST (0.6%)
  Putnam VT Discovery Growth Fund - Class IB Shares (Cost $18,868)              4,730         23,507          6,133          9,349
  Putnam VT International Equity Fund - Class IB Shares
    (Cost $305,977)                                                            26,177        385,067         87,730         57,835
  Putnam VT Small Cap Value Fund - Class IB Shares (Cost $234,566)             14,160        322,716        104,579         60,995
                                                                         ------------   ------------   ------------   ------------
    Total (Cost $559,411)                                                      45,067        731,290        198,442        128,179
                                                                         ------------   ------------   ------------   ------------

SCUDDER INVESTMENT VIT FUNDS (2.0%)
  EAFE(R) Equity Index Fund - Class A Shares (Cost $572,226)                   70,559        673,135        233,380         93,289
  Small Cap Index Fund - Class A Shares (Cost $1,515,070)                     135,157      1,939,506        732,389        460,151
                                                                         ------------   ------------   ------------   ------------
    Total (Cost $2,087,296)                                                   205,716      2,612,641        965,769        553,440
                                                                         ------------   ------------   ------------   ------------

SMITH BARNEY MULTIPLE DISCIPLINE TRUST (0.0%)
  Multiple Discipline Portfolio - All Cap Growth and Value
    (Cost $29,540)                                                              2,110         31,273         31,720          2,192
  Multiple Discipline Portfolio - Balanced All Cap Growth and Value
    (Cost $16,376)                                                              1,277         16,814         18,311          1,962
                                                                         ------------   ------------   ------------   ------------
    Total (Cost $45,916)                                                        3,387         48,087         50,031          4,154
                                                                         ------------   ------------   ------------   ------------

6. STATEMENT OF INVESTMENTS (CONTINUED)                                               FOR THE YEAR ENDED DECEMBER 31, 2004
                                                                         ---------------------------------------------------------

INVESTMENTS                                                                 NO. OF         MARKET         COST OF       PROCEEDS
                                                                            SHARES         VALUE         PURCHASES     FROM SALES
                                                                         ------------   ------------   ------------   ------------
THE TRAVELERS SERIES TRUST (5.4%)
  Convertible Securities Portfolio (Cost $105,637)                              9,258   $    114,334   $     62,330   $     58,778
  Equity Income Portfolio (Cost $919,363)                                      60,497      1,038,734        321,698         79,221
  Large Cap Portfolio (Cost $134,830)                                          11,043        153,834         39,714         24,543
  MFS Mid Cap Growth Portfolio (Cost $227,938)                                 34,750        272,785         98,468         51,483
  Pioneer Fund Portfolio (Cost $422,224)                                       32,732        393,771         76,580         30,985
  U.S. Government Securities Portfolio (Cost $2,968,887)                      232,798      2,968,179        822,878      1,766,190
  Zero Coupon Bond Fund Portfolio Series 2005 (Cost $2,219,686)               200,699      2,191,639        250,711        251,383
                                                                         ------------   ------------   ------------   ------------
    Total (Cost $6,998,565)                                                   581,777      7,133,276      1,672,379      2,262,583
                                                                         ------------   ------------   ------------   ------------

TRAVELERS SERIES FUND INC. (16.3%)
  AIM Capital Appreciation Portfolio (Cost $3,552,988)                        274,385      2,935,917        232,529        353,795
  MFS Total Return Portfolio (Cost $4,581,234)                                290,149      4,973,161        775,690      2,130,402
  Pioneer Strategic Income Portfolio (Cost $687,865)                           73,170        686,338        289,332        155,043
  Smith Barney Aggressive Growth Portfolio (Cost $1,116,461)                   98,289      1,309,210        482,617         67,610
  Smith Barney High Income Portfolio (Cost $1,335,553)                        161,055      1,215,968        286,872        185,269
  Smith Barney International All Cap Growth Portfolio (Cost $24,900)            2,479         32,157          5,621          3,294
  Smith Barney Large Cap Value Portfolio (Cost $2,102,222)                    118,344      2,134,935        486,336        423,118
  Smith Barney Large Capitalization Growth Portfolio (Cost $1,518,969)        116,797      1,678,379        651,997        351,367
  Strategic Equity Portfolio (Cost $7,865,476)                                373,566      6,552,351        409,666      1,079,298
                                                                         ------------   ------------   ------------   ------------
    Total (Cost $22,785,668)                                                1,508,234     21,518,416      3,620,660      4,749,196
                                                                         ------------   ------------   ------------   ------------

VAN KAMPEN LIFE INVESTMENT TRUST (0.1%)
  Comstock Portfolio - Class II Shares (Cost $46,140)                           3,715         50,861         49,450          3,415
  Emerging Growth Portfolio - Class I Shares (Cost $123,888)                    5,234        136,190         45,483         15,509
                                                                         ------------   ------------   ------------   ------------
    Total (Cost $170,028)                                                       8,949        187,051         94,933         18,924
                                                                         ------------   ------------   ------------   ------------

VARIABLE INSURANCE PRODUCTS FUND (19.1%)
  Equity - Income Portfolio - Initial Class (Cost $9,962,938)                 456,170     11,573,029        696,067      1,998,532
  Growth Portfolio - Initial Class (Cost $13,396,428)                         355,984     11,395,057      1,092,890      1,515,127
  High Income Portfolio - Initial Class (Cost $2,649,228)                     310,741      2,175,190        298,228        242,255
                                                                         ------------   ------------   ------------   ------------
    Total (Cost $26,008,594)                                                1,122,895     25,143,276      2,087,185      3,755,914
                                                                         ------------   ------------   ------------   ------------

VARIABLE INSURANCE PRODUCTS FUND II (3.5%)
  Asset Manager Portfolio - Initial Class (Cost $3,958,803)                   261,733      3,886,739        423,002        595,132
  Contrafund(R) Portfolio - Service Class (Cost $579,911)                      26,907        713,838        215,282         69,532
                                                                         ------------   ------------   ------------   ------------
    Total (Cost $4,538,714)                                                   288,640      4,600,577        638,284        664,664
                                                                         ------------   ------------   ------------   ------------

VARIABLE INSURANCE PRODUCTS FUND III (0.1%)
  Mid Cap Portfolio - Service Class 2
    Total (Cost $126,582)                                                       4,873        145,606        139,521         21,648
                                                                         ------------   ------------   ------------   ------------

TOTAL INVESTMENTS (100%)
  (COST $128,881,263)                                                                   $131,536,206   $ 23,941,648   $ 27,143,790
                                                                                        ============   ============   ============

7. FINANCIAL HIGHLIGHTS

                                                                                                       EXPENSE            TOTAL
                                          YEAR               UNIT VALUE         NET    INVESTMENT(1)   RATIO(2)         RETURN(3)
                                         ENDED     UNITS      LOWEST TO        ASSETS      INCOME      LOWEST TO        LOWEST TO
                                         DEC 31   (000S)     HIGHEST ($)      ($000S)    RATIO (%)    HIGHEST (%)      HIGHEST (%)
                                         ------   -------   -------------     -------  -------------  -----------  -----------------
CAPITAL APPRECIATION FUND                 2004      3,168   0.620 - 4.166      10,983          --     0.60 - 0.90      18.46 - 18.82
                                          2003      3,351   0.523 - 3.506      10,108        0.05     0.60 - 0.90      23.79 - 24.29
                                          2002      3,300   0.422 - 2.824       8,387        1.60     0.60 - 0.90  (25.83) - (25.53)
                                          2001      3,492   0.569 - 3.792      12,455        0.48     0.60 - 0.90   (26.74) - (7.77)

DREYFUS STOCK INDEX FUND, INC.            2004      3,901   0.850 - 2.869      10,325        1.83     0.60 - 0.90        9.63 - 9.97
                                          2003      3,806   0.774 - 2.609       9,189        1.49     0.60 - 0.90      27.20 - 27.58
                                          2002      3,919   0.608 - 2.045       7,498        1.32     0.60 - 0.90  (23.05) - (22.80)
                                          2001      4,189   0.790 - 2.649      10,483        1.09     0.60 - 0.90     (12.96) - 2.59

HIGH YIELD BOND TRUST                     2004         31           4.359         135        6.70            0.60               8.11
                                          2003         34           4.032         138        7.53            0.60              28.37
                                          2002         36           3.141         112       15.68            0.60               3.94
                                          2001         31           3.022          94        6.04            0.60               8.90

MANAGED ASSETS TRUST                      2004      1,041   1.071 - 4.077       3,498        2.34     0.60 - 0.90        8.45 - 8.78
                                          2003      1,054   0.987 - 3.748       3,430        2.64     0.60 - 0.90      20.91 - 21.26
                                          2002      1,044   0.816 - 3.091       2,884        5.69     0.60 - 0.90    (9.43) - (9.14)
                                          2001      1,587   0.901 - 3.402       5,212        2.64     0.60 - 0.90    (5.95) - (2.27)

MONEY MARKET PORTFOLIO                    2004      7,373   1.065 - 1.866      11,122        1.02     0.60 - 0.90        0.11 - 0.43
                                          2003      8,544   1.063 - 1.858      12,510        0.78     0.60 - 0.90      (0.11) - 0.16
                                          2002      7,941   1.064 - 1.855      12,665        1.36     0.60 - 0.90        0.50 - 0.76
                                          2001      4,615   1.058 - 1.841       7,558        3.59     0.60 - 0.90        2.12 - 3.20

THE MERGER FUND VL                        2004          5           1.055           6          --            0.85               5.50

ALLIANCEBERNSTEIN VARIABLE PRODUCT
SERIES FUND, INC.
  AllianceBernstein Premier Growth
    Portfolio - Class B                   2004        267   0.786 - 0.792         210          --     0.65 - 0.85        7.38 - 7.61
                                          2003        177   0.732 - 0.736         130          --     0.65 - 0.85      22.41 - 22.67
                                          2002        138   0.598 - 0.600          82          --     0.65 - 0.85  (31.42) - (31.35)
                                          2001         17   0.872 - 0.874          14          --     0.65 - 0.85   (13.32) - (4.17)
AMERICAN FUNDS INSURANCE SERIES
  Global Growth Fund - Class 2 Shares     2004        312   1.135 - 1.144         355        0.45     0.65 - 0.90      12.49 - 12.72
                                          2003        199   1.009 - 1.017         202        0.43     0.65 - 0.90      33.99 - 34.30
                                          2002        112   0.752 - 0.759          84        0.70     0.65 - 0.90   (15.41) - (6.41)
                                          2001         16   0.889 - 0.890          14          --     0.65 - 0.85    (2.09) - (1.87)

  Growth Fund - Class 2 Shares            2004      1,300   0.985 - 0.993       1,284        0.19     0.65 - 0.90      11.55 - 11.82
                                          2003        969   0.883 - 0.888         858        0.14     0.65 - 0.90      35.57 - 35.99
                                          2002        488   0.651 - 0.655         318        0.05     0.65 - 0.90  (25.09) - (18.63)
                                          2001         50   0.869 - 0.871          43          --     0.65 - 0.85      (5.23) - 2.11

  Growth-Income Fund - Class 2 Shares     2004      1,066   1.117 - 1.147       1,208        0.95     0.65 - 0.90        9.40 - 9.66
                                          2003        869   1.021 - 1.046         899        1.30     0.65 - 0.90      31.23 - 31.57
                                          2002        492   0.778 - 0.795         387        1.67     0.65 - 0.90  (19.10) - (17.06)
                                          2001         65   0.979 - 0.980          63          --     0.65 - 0.85    (4.11) - (2.68)

                                                                                                       EXPENSE            TOTAL
                                          YEAR               UNIT VALUE         NET    INVESTMENT(1)   RATIO(2)         RETURN(3)
                                         ENDED     UNITS      LOWEST TO        ASSETS      INCOME      LOWEST TO        LOWEST TO
                                         DEC 31   (000S)     HIGHEST ($)      ($000S)    RATIO (%)    HIGHEST (%)      HIGHEST (%)
                                         ------   -------   -------------     -------  -------------  -----------  -----------------
CITISTREET FUNDS, INC.
  CitiStreet Diversified Bond Fund -      2004          9           2.007          17        3.37            0.60               3.99
    Class I                               2003          8           1.930          16        3.99            0.60               4.95
                                          2002          9           1.839          17        4.35            0.60               8.30
                                          2001         10           1.698          17        4.25            0.60               6.26

  CitiStreet International Stock Fund -   2004         45           1.723          77        1.33            0.60              14.11
    Class I                               2003         50           1.510          76        0.78            0.60              29.28
                                          2002         55           1.168          64        0.62            0.60            (22.75)
                                          2001         53           1.512          80        1.03            0.60            (21.94)

  CitiStreet Large Company Stock Fund -   2004         14           1.910          27        0.85            0.60               9.33
    Class I                               2003         15           1.747          27        0.64            0.60              27.43
                                          2002         19           1.371          26        0.62            0.60            (23.32)
                                          2001         31           1.788          55        0.84            0.60            (16.25)

  CitiStreet Small Company Stock Fund -   2004        149           2.450         364        0.11            0.60              14.27
    Class I                               2003        154           2.144         331        0.12            0.60              42.18
                                          2002        163           1.508         245        0.51            0.60            (24.14)
                                          2001        176           1.988         351        0.04            0.60               0.96

CREDIT SUISSE TRUST
  Credit Suisse Trust Emerging Markets    2004         57   1.347 - 1.382          79        0.36     0.65 - 0.90      23.81 - 24.06
    Portfolio                             2003         32   1.088 - 1.114          36          --     0.65 - 0.90      41.67 - 41.91
                                          2002         20   0.768 - 0.785          16        0.28     0.65 - 0.90     (12.33) - 5.21
                                          2001          6           0.892           5          --            0.85              18.62
DELAWARE VIP TRUST
  Delaware VIP REIT Series - Standard     2004        109   1.328 - 1.330         145          --     0.65 - 0.85      13.00 - 21.28
    Class
DREYFUS VARIABLE INVESTMENT FUND
  Dreyfus VIF - Developing Leaders        2004        497   1.120 - 1.133         560        0.21     0.65 - 0.90      10.34 - 10.64
    Portfolio - Initial Shares            2003        477   1.015 - 1.024         486        0.04     0.65 - 0.90      30.46 - 30.78
                                          2002        332   0.778 - 0.783         259        0.05     0.65 - 0.90  (19.84) - (13.27)
                                          2001         23   0.973 - 0.974          23        0.41     0.65 - 0.85        0.93 - 3.51

  Dreyfus VIF - Appreciation Portfolio    2004          2   1.226 - 1.230           2        2.00     0.65 - 0.85        4.33 - 4.34
    - Initial Shares                      2003         --           1.179          --        1.31            0.65               3.97

                                                                                                       EXPENSE            TOTAL
                                          YEAR               UNIT VALUE         NET    INVESTMENT(1)   RATIO(2)         RETURN(3)
                                         ENDED     UNITS      LOWEST TO        ASSETS      INCOME      LOWEST TO        LOWEST TO
                                         DEC 31   (000S)     HIGHEST ($)      ($000S)    RATIO (%)    HIGHEST (%)      HIGHEST (%)
                                         ------   -------   -------------     -------  -------------  -----------  -----------------
FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
  Franklin Small Cap Fund - Class 2       2004        395   0.992 - 1.009         395          --     0.65 - 0.90      10.47 - 10.76
    Shares                                2003        291   0.898 - 0.911         263          --     0.65 - 0.90      36.06 - 36.38
                                          2002        127   0.660 - 0.668          84        0.26     0.65 - 0.90  (29.30) - (22.44)
                                          2001         18   0.942 - 0.943          17          --     0.65 - 0.85        0.86 - 5.37

  Mutual Shares Securities Fund -         2004         54   1.354 - 1.359          74        0.60     0.65 - 0.90       9.19 - 11.71
    Class 2 Shares                        2003         --           1.213          --          --            0.85              10.17

  Templeton Developing Markets
    Securities Fund - Class 2 Shares      2004         12   1.183 - 1.185          14        0.69     0.65 - 0.85      23.18 - 27.89

  Templeton Foreign Securities Fund -
    Class 2 Shares                        2004         65   1.580 - 1.585         103        0.80     0.65 - 0.85      17.47 - 17.76
                                          2003          5   1.345 - 1.346           7          --     0.65 - 0.85       3.30 - 14.76
  Templeton Global Asset Allocation
    Fund - Class 1 Shares                 2004      1,814   2.538 - 2.611       4,675        2.97     0.60 - 0.90      14.89 - 15.28
                                          2003      1,898   2.209 - 2.265       4,250        2.78     0.60 - 0.90      31.18 - 31.53
                                          2002      1,990   1.684 - 1.722       3,393        1.97     0.60 - 0.90    (5.07) - (4.76)
                                          2001      2,221   1.774 - 1.808       3,984        1.44     0.60 - 0.90  (10.49) - (10.27)
  Templeton Global Income Securities
    Fund - Class 1 Shares                 2004        448   2.076 - 2.136         939       11.48     0.60 - 0.90      14.07 - 14.41
                                          2003        499   1.820 - 1.867         916        7.92     0.60 - 0.90      21.58 - 22.03
                                          2002        474   1.497 - 1.530         714        1.08     0.60 - 0.90      20.34 - 20.66
                                          2001        421   1.244 - 1.268         526        3.60     0.60 - 0.90        1.63 - 1.93
  Templeton Growth Securities Fund -
    Class 1 Shares                        2004      4,129   1.249 - 2.715      11,004        1.26     0.60 - 0.90      15.19 - 15.58
                                          2003      4,476   1.084 - 2.349      10,349        1.66     0.60 - 0.90      31.44 - 31.82
                                          2002      4,869   0.824 - 1.782       8,560        2.37     0.60 - 0.90  (19.04) - (18.82)
                                          2001      4,999   1.017 - 2.195      10,849        2.00     0.60 - 0.90    (1.87) - (0.39)
GOLDMAN SACHS VARIABLE INSURANCE TRUST
  Goldman Sachs Capital Growth Fund       2004         97           1.106         108        0.83            0.85               8.22
                                          2003         70           1.022          71          --            0.85               2.20
GREENWICH STREET SERIES FUND
  Equity Index Portfolio - Class I        2004      4,572   0.851 - 0.946       3,944        1.92     0.60 - 0.90        9.52 - 9.87
    Shares                                2003      3,928   0.777 - 0.861       3,098        1.41     0.60 - 0.90      27.06 - 27.37
                                          2002      3,690   0.611 - 0.676       2,279        2.35     0.60 - 0.90  (22.93) - (22.65)
                                          2001      3,325   0.792 - 0.874       2,656        0.30     0.60 - 0.90     (12.94) - 0.13

  Fundamental Value Portfolio             2004      2,520   1.215 - 2.480       4,844        0.67     0.60 - 0.90        7.24 - 7.59
                                          2003      2,267   1.132 - 2.305       4,186        0.68     0.60 - 0.90      37.38 - 37.78
                                          2002      1,880   0.824 - 1.673       2,571        1.08     0.60 - 0.90  (22.01) - (21.75)
                                          2001      1,661   1.055 - 2.138       2,986        0.69     0.60 - 0.90    (6.86) - (1.77)
JANUS ASPEN SERIES
  Global Technology Portfolio - Service   2004        450   0.351 - 0.359         159          --     0.60 - 0.90      (0.28) - 0.00
    Shares                                2003        400   0.352 - 0.359         142          --     0.60 - 0.90      45.31 - 45.49
                                          2002        360   0.242 - 0.247          88          --     0.60 - 0.90  (41.55) - (41.19)
                                          2001        208   0.414 - 0.420          87        0.62     0.60 - 0.90  (40.03) - (28.13)

  Mid Cap Growth Portfolio - Service      2004      1,082   0.452 - 0.466         496          --     0.60 - 0.90      19.26 - 19.95
    Shares                                2003        912   0.379 - 0.389         350          --     0.60 - 0.90      33.68 - 34.14
                                          2002        633   0.283 - 0.290         182          --     0.60 - 0.90  (28.89) - (28.57)
                                          2001        485   0.398 - 0.406         196          --     0.60 - 0.90  (41.15) - (31.73)

  Worldwide Growth Portfolio - Service    2004        629   0.574 - 0.594         366        0.93     0.60 - 0.90        3.52 - 3.93
    Shares                                2003        611   0.554 - 0.572         342        0.85     0.60 - 0.90      22.57 - 23.08
                                          2002        537   0.452 - 0.465         245        0.62     0.60 - 0.90  (26.38) - (26.19)
                                          2001        487   0.614 - 0.630         300        0.29     0.60 - 0.90   (23.35) - (8.19)

                                                                                                       EXPENSE            TOTAL
                                          YEAR               UNIT VALUE         NET    INVESTMENT(1)   RATIO(2)         RETURN(3)
                                         ENDED     UNITS      LOWEST TO        ASSETS      INCOME      LOWEST TO        LOWEST TO
                                         DEC 31   (000S)     HIGHEST ($)      ($000S)    RATIO (%)    HIGHEST (%)      HIGHEST (%)
                                         ------   -------   -------------     -------  -------------  -----------  -----------------
LAZARD RETIREMENT SERIES, INC.
  Lazard Retirement Small Cap Portfolio   2004         25   1.527 - 1.532          39          --     0.65 - 0.85      11.30 - 14.16
                                          2003          2           1.342           3          --            0.65               1.67
PIMCO VARIABLE INSURANCE TRUST
  Total Return Portfolio -                2004      1,327   1.223 - 1.249       1,640        1.89     0.65 - 0.90        3.94 - 4.17
    Administrative Class                  2003      1,181   1.176 - 1.199       1,403        2.79     0.65 - 0.90        4.07 - 4.35
                                          2002        534   1.130 - 1.149         610        4.05     0.65 - 0.90        4.82 - 8.40
                                          2001         75   1.059 - 1.060          80        1.95     0.65 - 0.85        2.32 - 5.05
PIONEER VARIABLE CONTRACTS TRUST
  Pioneer Mid Cap Value VCT Portfolio
    - Class II Shares                     2004        166   1.367 - 1.376         228        0.27     0.65 - 0.90      20.65 - 20.91
                                          2003        126   1.133 - 1.138         143        0.22     0.65 - 0.90      26.73 - 36.29
                                          2002         51   0.834 - 0.835          42          --     0.65 - 0.85   (10.90) - (8.74)
PUTNAM VARIABLE TRUST
  Putnam VT Discovery Growth Fund -
    Class IB Shares                       2004         29   0.803 - 0.809          24          --     0.65 - 0.85        6.64 - 6.87
                                          2003         33   0.753 - 0.757          25          --     0.65 - 0.85      30.96 - 31.20
                                          2002         20   0.575 - 0.577          12          --     0.65 - 0.85  (31.71) - (28.68)
  Putnam VT International Equity Fund -
    Class IB Shares                       2004        368   1.039 - 1.078         385        1.45     0.65 - 0.90      15.17 - 15.45
                                          2003        338   0.902 - 0.936         307        0.72     0.65 - 0.90      27.35 - 27.61
                                          2002        164   0.707 - 0.735         116        0.60     0.65 - 0.90   (18.45) - (5.04)
                                          2001          5   0.867 - 0.868           4          --     0.65 - 0.85      (5.25) - 1.88
  Putnam VT Small Cap Value Fund -
    Class IB Shares                       2004        230   1.400 - 1.410         323        0.32     0.65 - 0.90      25.11 - 25.44
                                          2003        193   1.119 - 1.124         216        0.21     0.65 - 0.90     (1.41) - 48.68
                                          2002         69   0.755 - 0.756          52          --     0.65 - 0.85  (18.71) - (12.00)
SCUDDER INVESTMENT VIT FUNDS
  EAFE(R) Equity Index Fund - Class A     2004        803   0.803 - 0.862         673        2.33     0.60 - 0.90      18.08 - 18.41
    Shares                                2003        624   0.680 - 0.728         444        3.96     0.60 - 0.90      32.17 - 32.50
                                          2002        441   0.514 - 0.550         237        1.54     0.60 - 0.90  (22.29) - (21.99)
                                          2001        371   0.661 - 0.705         258          --     0.60 - 0.90   (25.37) - (6.11)

  Small Cap Index Fund - Class A Shares   2004      1,361   1.266 - 1.481       1,940        0.41     0.60 - 0.90      16.75 - 17.08
                                          2003      1,136   1.084 - 1.265       1,391        0.80     0.60 - 0.90      45.11 - 45.60
                                          2002        677   0.747 - 0.869         570        0.90     0.60 - 0.90  (21.32) - (21.07)
                                          2001        295   0.948 - 1.101         315        0.89     0.60 - 0.90      (3.66) - 1.47
SMITH BARNEY MULTIPLE DISCIPLINE TRUST
  Multiple Discipline Portfolio - All
    Cap Growth and Value                  2004         30   1.029 - 1.031          31        0.50     0.65 - 0.85        3.94 - 6.07

  Multiple Discipline Portfolio -
    Balanced All Cap Growth and Value     2004         16   1.024 - 1.025          17        1.87     0.65 - 0.85        3.43 - 5.45

THE TRAVELERS SERIES TRUST
  Convertible Securities Portfolio        2004         99   1.159 - 1.167         114        2.09     0.65 - 0.90        5.33 - 5.61
                                          2003         96   1.099 - 1.107         106        4.45     0.65 - 0.90      25.08 - 25.43
                                          2002         47   0.878 - 0.885          41       10.72     0.65 - 0.90      (7.77) - 5.86
                                          2001          7   0.952 - 0.953           6        4.57     0.65 - 0.85    (1.14) - (1.04)

                                                                                                       EXPENSE            TOTAL
                                          YEAR               UNIT VALUE         NET    INVESTMENT(1)   RATIO(2)         RETURN(3)
                                         ENDED     UNITS      LOWEST TO        ASSETS      INCOME      LOWEST TO        LOWEST TO
                                         DEC 31   (000S)     HIGHEST ($)      ($000S)    RATIO (%)    HIGHEST (%)      HIGHEST (%)
                                         ------   -------   -------------     -------  -------------  -----------  -----------------
THE TRAVELERS SERIES TRUST (CONTINUED)
  Equity Income Portfolio                 2004        904   1.136 - 1.158       1,039        1.44     0.65 - 0.90        8.91 - 9.25
                                          2003        725   1.043 - 1.060         764        1.34     0.65 - 0.90      30.05 - 30.22
                                          2002        431   0.802 - 0.814         349        1.61     0.65 - 0.90   (14.63) - (7.71)
                                          2001        135   0.950 - 0.952         128        3.00     0.65 - 0.85    (7.41) - (2.66)

  Large Cap Portfolio                     2004        174   0.882 - 0.891         154        0.89     0.65 - 0.90        5.50 - 5.82
                                          2003        156   0.836 - 0.842         130        0.54     0.65 - 0.90      23.49 - 23.82
                                          2002         91   0.677 - 0.680          62        0.88     0.65 - 0.90  (23.50) - (19.21)
                                          2001         14   0.885 - 0.886          12        1.23     0.65 - 0.85        0.45 - 4.00

  MFS Mid Cap Growth Portfolio            2004        443   0.615 - 0.619         273          --     0.65 - 0.90      12.98 - 13.37
                                          2003        353   0.543 - 0.547         192          --     0.65 - 0.90      35.75 - 36.16
                                          2002        213   0.400 - 0.402          85          --     0.65 - 0.90   (49.24) - (1.95)
                                          2001         43   0.788 - 0.789          34          --     0.65 - 0.85   (11.76) - (9.83)

  Pioneer Fund Portfolio                  2004        231   1.319 - 1.766         394        1.00     0.60 - 0.90      10.13 - 10.44
                                          2003        199   1.559 - 1.599         313        1.59     0.60 - 0.90      22.66 - 23.09
                                          2002        202   1.271 - 1.299         259        7.20     0.60 - 0.90  (30.81) - (30.65)
                                          2001        191   1.837 - 1.873         355        1.82     0.60 - 0.90  (23.71) - (23.46)

  U.S. Government Securities Portfolio    2004      1,700   1.382 - 1.976       2,968        3.84     0.60 - 0.90        5.20 - 5.50
                                          2003      2,229   1.313 - 1.873       3,832        5.27     0.60 - 0.90        1.78 - 2.13
                                          2002      2,130   1.289 - 1.834       3,670        7.59     0.60 - 0.90      12.62 - 12.93
                                          2001      1,510   1.144 - 1.624       2,350        4.05     0.60 - 0.90        4.09 - 5.18

  Zero Coupon Bond Fund Portfolio         2004      1,339   1.279 - 1.651       2,192        4.46     0.60 - 0.90        0.12 - 0.49
    Series 2005                           2003      1,406   1.277 - 1.643       2,292        4.94     0.60 - 0.90        1.46 - 1.73
                                          2002      1,459   1.258 - 1.615       2,338        8.61     0.60 - 0.90       9.80 - 10.16
                                          2001      1,524   1.145 - 1.466       2,218        4.18     0.60 - 0.90        3.43 - 5.77
TRAVELERS SERIES FUND INC.
  AIM Capital Appreciation Portfolio      2004      2,407   0.630 - 1.364       2,936        0.14     0.60 - 0.90        5.53 - 5.90
                                          2003      2,449   0.597 - 1.288       2,886          --     0.60 - 0.90      28.11 - 28.54
                                          2002      2,450   0.466 - 1.002       2,312          --     0.60 - 0.90  (24.58) - (24.38)
                                          2001      2,479   0.617 - 1.325       3,184          --     0.60 - 0.90   (24.43) - (4.33)

  MFS Total Return Portfolio              2004      2,625   1.340 - 2.351       4,973        2.18     0.60 - 0.90      10.49 - 10.79
                                          2003      3,279   1.212 - 2.122       5,977        2.35     0.60 - 0.90      15.46 - 15.83
                                          2002      3,028   1.049 - 1.832       4,887        7.97     0.60 - 0.90    (6.13) - (5.80)
                                          2001      1,810   1.117 - 1.945       3,117        2.66     0.60 - 0.90      (0.88) - 3.13

  Pioneer Strategic Income Portfolio      2004        486   1.397 - 1.430         686        7.77     0.60 - 0.90       9.99 - 10.25
                                          2003        417   1.270 - 1.297         535       11.37     0.60 - 0.90      18.39 - 18.77
                                          2002        236   1.071 - 1.092         255       30.97     0.60 - 0.90        4.40 - 5.18
                                          2001         70   1.021 - 1.031          72       13.78     0.65 - 0.90        2.20 - 3.31

                                                                                                       EXPENSE            TOTAL
                                          YEAR               UNIT VALUE         NET    INVESTMENT(1)   RATIO(2)         RETURN(3)
                                         ENDED     UNITS      LOWEST TO        ASSETS      INCOME      LOWEST TO        LOWEST TO
                                         DEC 31   (000S)     HIGHEST ($)      ($000S)    RATIO (%)    HIGHEST (%)      HIGHEST (%)
                                         ------   -------   -------------     -------  -------------  -----------  -----------------
TRAVELERS SERIES FUND INC. (CONTINUED)
  Smith Barney Aggressive Growth          2004      1,409   0.889 - 0.936       1,309          --     0.65 - 0.90        8.95 - 9.22
    Portfolio                             2003        932   0.816 - 0.857         794          --     0.65 - 0.90      33.33 - 33.70
                                          2002        696   0.612 - 0.641         445          --     0.65 - 0.90  (33.23) - (33.16)
                                          2001        371   0.916 - 0.959         355          --     0.65 - 0.90      (8.84) - 0.11

  Smith Barney High Income Portfolio      2004        894   1.174 - 1.506       1,216        8.34     0.60 - 0.90        9.40 - 9.77
                                          2003        867   1.072 - 1.372       1,094        8.57     0.60 - 0.90      26.42 - 26.80
                                          2002        652   0.848 - 1.082         649       25.54     0.60 - 0.90    (4.16) - (3.82)
                                          2001        605   0.884 - 1.125         639       11.78     0.60 - 0.90   (11.95) - (4.34)
  Smith Barney International All Cap
    Growth Portfolio                      2004         37   0.862 - 0.869          32        0.99     0.65 - 0.85      16.80 - 17.12
                                          2003         34   0.738 - 0.742          25        1.18     0.65 - 0.85      26.37 - 26.62
                                          2002         28   0.584 - 0.586          16        2.10     0.65 - 0.85  (26.26) - (26.10)
                                          2001          1   0.792 - 0.793           1          --     0.65 - 0.85      (6.04) - 1.54

  Smith Barney Large Cap Value            2004      1,384   1.048 - 1.844       2,135        1.93     0.60 - 0.90        9.62 - 9.98
    Portfolio                             2003      1,338   0.956 - 1.677       1,902        1.80     0.60 - 0.90      26.43 - 26.85
                                          2002      1,244   0.755 - 1.322       1,442        4.08     0.60 - 0.90  (26.06) - (25.86)
                                          2001      1,109   1.021 - 1.783       1,804        1.34     0.60 - 0.90    (9.00) - (1.16)
  Smith Barney Large Capitalization
    Growth Portfolio                      2004      2,033   0.820 - 0.834       1,678        0.39     0.60 - 0.90    (0.61) - (0.24)
                                          2003      1,658   0.825 - 0.836       1,374        0.03     0.60 - 0.90      46.28 - 46.67
                                          2002        680   0.564 - 0.570         385        0.44     0.60 - 0.90  (25.49) - (25.26)
                                          2001        449   0.756 - 0.763         341          --     0.60 - 0.90     (13.40) - 2.56

  Strategic Equity Portfolio              2004      3,936   0.675 - 1.936       6,552        1.41     0.60 - 0.90        9.22 - 9.56
                                          2003      4,340   0.618 - 1.767       6,698          --     0.60 - 0.90      31.33 - 31.77
                                          2002      4,327   0.470 - 1.341       5,133        0.61     0.60 - 0.90  (34.17) - (33.94)
                                          2001      4,156   0.714 - 2.031       7,810        0.19     0.60 - 0.90   (14.13) - (4.53)
VAN KAMPEN LIFE INVESTMENT TRUST
  Comstock Portfolio - Class II Shares    2004         34   1.475 - 1.480          51          --     0.65 - 0.85      10.90 - 15.99

  Emerging Growth Portfolio - Class I     2004        183   0.741 - 0.747         136          --     0.65 - 0.85        6.01 - 6.41
    Shares                                2003        139   0.699 - 0.702          97          --     0.65 - 0.85      26.40 - 26.49
                                          2002        114   0.553 - 0.555          63        0.23     0.65 - 0.85  (33.05) - (32.97)
                                          2001         23   0.826 - 0.828          19          --     0.65 - 0.85      (8.93) - 8.66
VARIABLE INSURANCE PRODUCTS FUND
  Equity - Income Portfolio - Initial     2004      4,278   1.215 - 2.805      11,573        1.57     0.60 - 0.90      10.54 - 10.87
    Class                                 2003      4,827   1.098 - 2.530      11,859        1.80     0.60 - 0.90      29.16 - 29.54
                                          2002      4,976   0.850 - 1.953       9,490        1.70     0.60 - 0.90  (17.67) - (17.42)
                                          2001      4,674   1.032 - 2.365      10,856        1.69     0.60 - 0.90    (6.69) - (0.58)

  Growth Portfolio - Initial Class        2004      5,061   0.652 - 2.379      11,395        0.26     0.60 - 0.90        2.44 - 2.81
                                          2003      5,197   0.636 - 2.315      11,488        0.27     0.60 - 0.90      31.68 - 32.06
                                          2002      5,452   0.483 - 1.753       9,240        0.26     0.60 - 0.90  (30.75) - (30.52)
                                          2001      5,665   0.696 - 2.523      13,875        0.08     0.60 - 0.90   (18.40) - (4.90)

  High Income Portfolio - Initial Class   2004      1,494   0.997 - 1.484       2,175        8.18     0.60 - 0.90        8.58 - 8.88
                                          2003      1,565   0.917 - 1.363       2,098        7.09     0.60 - 0.90      26.13 - 26.58
                                          2002      1,617   0.727 - 1.077       1,719       10.75     0.60 - 0.90        2.43 - 2.77
                                          2001      1,741   0.709 - 1.048       1,803       13.36     0.60 - 0.90   (12.51) - (7.32)

                                                                                                       EXPENSE            TOTAL
                                          YEAR               UNIT VALUE         NET    INVESTMENT(1)   RATIO(2)         RETURN(3)
                                         ENDED     UNITS      LOWEST TO        ASSETS      INCOME      LOWEST TO        LOWEST TO
                                         DEC 31   (000S)     HIGHEST ($)      ($000S)    RATIO (%)    HIGHEST (%)      HIGHEST (%)
                                         ------   -------   -------------     -------  -------------  -----------  -----------------
VARIABLE INSURANCE PRODUCTS FUND II
  Asset Manager Portfolio - Initial       2004      2,183   1.010 - 1.872       3,887        2.77     0.60 - 0.90        4.54 - 4.83
    Class                                 2003      2,324   0.966 - 1.786       3,964        3.57     0.60 - 0.90      16.92 - 17.27
                                          2002      2,478   0.826 - 1.523       3,644        4.03     0.60 - 0.90    (9.54) - (9.24)
                                          2001      2,718   0.913 - 1.678       4,472        4.27     0.60 - 0.90      (4.97) - 1.33

  Contrafund(R) Portfolio - Service       2004        572   1.235 - 1.259         714        0.24     0.65 - 0.90      14.25 - 14.56
    Class                                 2003        438   1.081 - 1.099         477        0.22     0.65 - 0.90      27.18 - 27.49
                                          2002        135   0.850 - 0.862         116        0.38     0.65 - 0.90   (11.92) - (9.93)
                                          2001         43   0.956 - 0.957          41          --     0.65 - 0.85             (1.85)
VARIABLE INSURANCE PRODUCTS FUND III
  Mid Cap Portfolio - Service Class 2     2004         83   1.751 - 1.758         146          --     0.65 - 0.90       4.98 - 23.80
                                          2003          6   1.418 - 1.420           9          --     0.65 - 0.85       2.60 - 14.82

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

8. SCHEDULE OF UNITS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                       DREYFUS STOCK INDEX
                                        CAPITAL APPRECIATION FUND     FUND - INITIAL SHARES        HIGH YIELD BOND TRUST
                                        -------------------------    -------------------------    -------------------------
                                           2004          2003           2004           2003          2004           2003
                                           ----          ----           ----           ----          ----           ----
Units beginning of year ..............   3,350,859     3,300,484      3,805,618      3,918,519        34,164         35,673
Units purchased and transferred from
  other funding options ..............     559,537       835,195        779,963        715,191         1,944          2,395
Units redeemed and transferred to
  other funding options ..............    (742,525)     (784,820)      (685,047)      (828,092)       (5,120)        (3,904)
                                        ----------    ----------     ----------     ----------    ----------     ----------
Units end of year ....................   3,167,871     3,350,859      3,900,534      3,805,618        30,988         34,164
                                        ==========    ==========     ==========     ==========    ==========     ==========

                                          MANAGED ASSETS TRUST         MONEY MARKET PORTFOLIO         THE MERGER FUND VL
                                        ------------------------     -------------------------    -------------------------
                                           2004          2003           2004           2003          2004           2003
                                           ----          ----           ----           ----          ----           ----
Units beginning of year ..............   1,053,940     1,044,437      8,543,909      7,940,625            --             --
Units purchased and transferred from
  other funding options ..............     218,179       244,230      4,351,157      6,209,254         5,495             --
Units redeemed and transferred to
  other funding options ..............    (231,278)     (234,727)    (5,522,508)    (5,605,970)          (59)            --
                                        ----------    ----------     ----------     ----------    ----------     ----------
Units end of year ....................   1,040,841     1,053,940      7,372,558      8,543,909         5,436             --
                                        ==========    ==========     ==========     ==========    ==========     ==========

                                           ALLIANCEBERNSTEIN
                                            PREMIER GROWTH                 GLOBAL GROWTH                GROWTH FUND -
                                          PORTFOLIO - CLASS B          FUND - CLASS 2 SHARES           CLASS 2 SHARES
                                        ------------------------     -------------------------    -------------------------
                                           2004          2003           2004           2003          2004           2003
                                           ----          ----           ----           ----          ----           ----
Units beginning of year ..............     176,919       137,563        199,296        111,553       969,381        487,569
Units purchased and transferred from
  other funding options ..............     128,918       123,021        145,676        115,859       581,786        723,490
Units redeemed and transferred to
  other funding options ..............     (38,910)      (83,665)       (33,239)       (28,116)     (251,141)      (241,678)
                                        ----------    ----------     ----------     ----------    ----------     ----------
Units end of year ....................     266,927       176,919        311,733        199,296     1,300,026        969,381
                                        ==========    ==========     ==========     ==========    ==========     ==========

                                          GROWTH-INCOME FUND -                                      CITISTREET DIVERSIFIED
                                             CLASS 2 SHARES               AYCO GROWTH FUND           BOND FUND - CLASS I
                                        ------------------------     -------------------------    -------------------------
                                           2004          2003           2004           2003          2004           2003
                                           ----          ----           ----           ----          ----           ----
Units beginning of year ..............     869,029       491,582             --         69,565         8,101          9,331
Units purchased and transferred from
  other funding options ..............     383,410       505,855             --         51,677           708            739
Units redeemed and transferred to
  other funding options ..............    (186,551)     (128,408)            --       (121,242)         (288)        (1,969)
                                        ----------    ----------     ----------     ----------    ----------     ----------
Units end of year ....................   1,065,888       869,029             --             --         8,521          8,101
                                        ==========    ==========     ==========     ==========    ==========     ==========

8. SCHEDULE OF UNITS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003 (CONTINUED)

                                                                         CITISTREET LARGE              CITISTREET SMALL
                                        CITISTREET INTERNATIONAL          COMPANY STOCK                 COMPANY STOCK
                                          STOCK FUND - CLASS I            FUND - CLASS I                FUND - CLASS I
                                        ------------------------     -------------------------    -------------------------
                                           2004          2003           2004           2003          2004           2003
                                           ----          ----           ----           ----          ----           ----
Units beginning of year ..............      50,123        54,952         15,412         19,252       154,432        162,548
Units purchased and transferred from
  other funding options ..............       6,146        13,262          1,411          5,312        12,330         21,448
Units redeemed and transferred to
  other funding options ..............     (11,319)      (18,091)        (2,532)        (9,152)      (18,054)       (29,564)
                                        ----------    ----------     ----------     ----------    ----------     ----------
Units end of year ....................      44,950        50,123         14,291         15,412       148,708        154,432
                                        ==========    ==========     ==========     ==========    ==========     ==========

                                                                            DELAWARE
                                              CREDIT SUISSE                  VIP REIT                   DREYFUS VIF -
                                             TRUST EMERGING                  SERIES -                DEVELOPING LEADERS
                                           MARKETS PORTFOLIO              STANDARD CLASS         PORTFOLIO - INITIAL SHARES
                                        ------------------------     -------------------------   --------------------------
                                           2004          2003           2004           2003          2004           2003
                                           ----          ----           ----           ----          ----           ----
Units beginning of year ..............      32,209        19,849             --             --       476,604        331,624
Units purchased and transferred from
  other funding options ..............      41,883        20,725        110,369             --        93,193        254,015
Units redeemed and transferred to
  other funding options ..............     (16,959)       (8,365)        (1,592)            --       (72,354)      (109,035)
                                        ----------    ----------     ----------     ----------    ----------     ----------
Units end of year ....................      57,133        32,209        108,777             --       497,443        476,604
                                        ==========    ==========     ==========     ==========    ==========     ==========

                                             DREYFUS VIF -                   FRANKLIN                  MUTUAL SHARES
                                        APPRECIATION PORTFOLIO -             SMALL CAP               SECURITIES FUND -
                                            INITIAL SHARES             FUND - CLASS 2 SHARES           CLASS 2 SHARES
                                        ------------------------     -------------------------    -------------------------
                                           2004          2003           2004           2003          2004           2003
                                           ----          ----           ----           ----          ----           ----
Units beginning of year ..............          41            --        290,985        126,713           313             --
Units purchased and transferred from
  other funding options ..............       5,238            66        149,498        198,668        58,084            322
Units redeemed and transferred to
  other funding options ..............      (3,398)          (25)       (45,919)       (34,396)       (4,092)            (9)
                                        ----------    ----------     ----------     ----------    ----------     ----------
Units end of year ....................       1,881            41        394,564        290,985        54,305            313
                                        ==========    ==========     ==========     ==========    ==========     ==========

                                         TEMPLETON DEVELOPING            TEMPLETON FOREIGN             TEMPLETON GLOBAL
                                       MARKETS SECURITIES FUND -         SECURITIES FUND -             ASSET ALLOCATION
                                            CLASS 2 SHARES                CLASS 2 SHARES            FUND - CLASS 1 SHARES
                                       -------------------------     -------------------------    -------------------------
                                           2004          2003           2004           2003          2004           2003
                                           ----          ----           ----           ----          ----           ----
Units beginning of year ..............          --            --          5,031             --     1,897,995      1,989,631
Units purchased and transferred from
  other funding options ..............      12,103            --         64,314          5,092       190,086        256,501
Units redeemed and transferred to
  other funding options ..............        (519)           --         (4,046)           (61)     (274,164)      (348,137)
                                        ----------    ----------     ----------     ----------    ----------     ----------
Units end of year ....................      11,584            --         65,299          5,031     1,813,917      1,897,995
                                        ==========    ==========     ==========     ==========    ==========     ==========

8. SCHEDULE OF UNITS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003 (CONTINUED)

                                            TEMPLETON GLOBAL             TEMPLETON GROWTH
                                            INCOME SECURITIES            SECURITIES FUND -              GOLDMAN SACHS
                                          FUND - CLASS 1 SHARES           CLASS 1 SHARES             CAPITAL GROWTH FUND
                                        ------------------------     -------------------------    -------------------------
                                           2004          2003           2004           2003          2004           2003
                                           ----          ----           ----           ----          ----           ----
Units beginning of year ..............     499,133       473,853      4,476,278      4,869,149        69,948             --
Units purchased and transferred from
  other funding options ..............      55,520       149,527        425,078        600,718        37,621         69,989
Units redeemed and transferred to
  other funding options ..............    (106,221)     (124,247)      (772,116)      (993,589)      (10,261)           (41)
                                        ----------    ----------     ----------     ----------    ----------     ----------
Units end of year ....................     448,432       499,133      4,129,240      4,476,278        97,308         69,948
                                        ==========    ==========     ==========     ==========    ==========     ==========

                                        EQUITY INDEX PORTFOLIO -         FUNDAMENTAL VALUE            GLOBAL TECHNOLOGY
                                             CLASS I SHARES                  PORTFOLIO           PORTFOLIO - SERVICE SHARES
                                        ------------------------     -------------------------   --------------------------
                                           2004          2003           2004           2003          2004           2003
                                           ----          ----           ----           ----          ----           ----
Units beginning of year ..............   3,927,927     3,689,717      2,266,529      1,880,132       400,057        360,332
Units purchased and transferred from
  other funding options ..............   1,214,055       780,508        703,229        781,581       147,980        198,757
Units redeemed and transferred to
  other funding options ..............    (570,204)     (542,298)      (449,679)      (395,184)      (97,688)      (159,032)
                                        ----------    ----------     ----------     ----------    ----------     ----------
Units end of year ....................   4,571,778     3,927,927      2,520,079      2,266,529       450,349        400,057
                                        ==========    ==========     ==========     ==========    ==========     ==========

                                                                         WORLDWIDE GROWTH
                                             MID CAP GROWTH             PORTFOLIO - SERVICE           LAZARD RETIREMENT
                                       PORTFOLIO - SERVICE SHARES             SHARES                 SMALL CAP PORTFOLIO
                                       --------------------------    -------------------------    -------------------------
                                           2004          2003           2004           2003          2004           2003
                                           ----          ----           ----           ----          ----           ----
Units beginning of year ..............     912,227       633,000        610,824        537,239         2,154             --
Units purchased and transferred from
  other funding options ..............     293,648       479,494        233,792        253,623        25,005          2,190
Units redeemed and transferred to
  other funding options ..............    (124,054)     (200,267)      (215,692)      (180,038)       (1,715)           (36)
                                        ----------    ----------     ----------     ----------    ----------     ----------
Units end of year ....................   1,081,821       912,227        628,924        610,824        25,444          2,154
                                        ==========    ==========     ==========     ==========    ==========     ==========

                                                                             PIONEER                      PUTNAM VT
                                                                          MID CAP VALUE               DISCOVERY GROWTH
                                        TOTAL RETURN PORTFOLIO -          VCT PORTFOLIO -              FUND - CLASS IB
                                          ADMINISTRATIVE CLASS            CLASS II SHARES                  SHARES
                                        ------------------------     -------------------------    -------------------------
                                           2004          2003           2004           2003          2004           2003
                                           ----          ----           ----           ----          ----           ----
Units beginning of year ..............   1,180,748       533,598        125,641         50,714        32,711         20,130
Units purchased and transferred from
  other funding options ..............     350,917       844,144         60,808         88,176         9,944         22,774
Units redeemed and transferred to
  other funding options ..............    (205,084)     (196,994)       (19,962)       (13,249)      (13,394)       (10,193)
                                        ----------    ----------     ----------     ----------    ----------     ----------
Units end of year ....................   1,326,581     1,180,748        166,487        125,641        29,261         32,711
                                        ==========    ==========     ==========     ==========    ==========     ==========

8. SCHEDULE OF UNITS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003 (CONTINUED)

                                                PUTNAM VT                   PUTNAM VT
                                          INTERNATIONAL EQUITY              SMALL CAP                   EAFE(R) EQUITY
                                             FUND - CLASS IB                VALUE FUND -             INDEX FUND - CLASS A
                                                 SHARES                   CLASS IB SHARES                   SHARES
                                        ------------------------     -------------------------    -------------------------
                                           2004          2003           2004           2003          2004           2003
                                           ----          ----           ----           ----          ----           ----
Units beginning of year ..............     337,984       164,335        192,634         68,620       623,733        440,841
Units purchased and transferred from
  other funding options ..............      84,094       227,414        105,043        173,452       327,765        347,562
Units redeemed and transferred to
  other funding options ..............     (53,973)      (53,765)       (67,769)       (49,438)     (148,049)      (164,670)
                                        ----------    ----------     ----------     ----------    ----------     ----------
Units end of year ....................     368,105       337,984        229,908        192,634       803,449        623,733
                                        ==========    ==========     ==========     ==========    ==========     ==========

                                                                                                     MULTIPLE DISCIPLINE
                                                                       MULTIPLE DISCIPLINE          PORTFOLIO - BALANCED
                                             SMALL CAP INDEX           PORTFOLIO - ALL CAP           ALL CAP GROWTH AND
                                          FUND - CLASS A SHARES          GROWTH AND VALUE                   VALUE
                                        ------------------------     -------------------------    -------------------------
                                           2004          2003           2004           2003          2004           2003
                                           ----          ----           ----           ----          ----           ----
Units beginning of year ..............   1,136,471       676,620             --             --            --             --
Units purchased and transferred from
  other funding options ..............     627,770       731,554         33,691             --        19,010             --
Units redeemed and transferred to
  other funding options ..............    (403,072)     (271,703)        (3,321)            --        (2,598)            --
                                        ----------    ----------     ----------     ----------    ----------     ----------
Units end of year ....................   1,361,169     1,136,471         30,370             --        16,412             --
                                        ==========    ==========     ==========     ==========    ==========     ==========

                                         CONVERTIBLE SECURITIES
                                               PORTFOLIO              EQUITY INCOME PORTFOLIO        LARGE CAP PORTFOLIO
                                        ------------------------     -------------------------    -------------------------
                                           2004          2003           2004           2003          2004           2003
                                           ----          ----           ----           ----          ----           ----
Units beginning of year ..............      96,116        46,835        724,947        430,654       155,533         91,192
Units purchased and transferred from
  other funding options ..............      46,694        66,193        318,614        468,902        56,418         93,008
Units redeemed and transferred to
  other funding options ..............     (44,305)      (16,912)      (139,677)      (174,609)      (38,195)       (28,667)
                                        ----------    ----------     ----------     ----------    ----------     ----------
Units end of year ....................      98,505        96,116        903,884        724,947       173,756        155,533
                                        ==========    ==========     ==========     ==========    ==========     ==========

                                               MFS MID CAP                                             U.S. GOVERNMENT
                                            GROWTH PORTFOLIO           PIONEER FUND PORTFOLIO       SECURITIES PORTFOLIO
                                        ------------------------     -------------------------    -------------------------
                                           2004          2003           2004           2003          2004           2003
                                           ----          ----           ----           ----          ----           ----
Units beginning of year ..............     352,859       212,974        199,287        202,262     2,228,964      2,130,259
Units purchased and transferred from
  other funding options ..............     212,312       223,297         60,713         60,888       518,222        888,006
Units redeemed and transferred to
  other funding options ..............    (122,485)      (83,412)       (28,885)       (63,863)   (1,046,777)      (789,301)
                                        ----------    ----------     ----------     ----------    ----------     ----------
Units end of year ....................     442,686       352,859        231,115        199,287     1,700,409      2,228,964
                                        ==========    ==========     ==========     ==========    ==========     ==========

8. SCHEDULE OF UNITS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003 (CONTINUED)

                                            ZERO COUPON BOND
                                          FUND PORTFOLIO SERIES             AIM CAPITAL               MFS TOTAL RETURN
                                                  2005                 APPRECIATION PORTFOLIO             PORTFOLIO
                                        ------------------------     -------------------------    -------------------------
                                           2004          2003           2004           2003          2004           2003
                                           ----          ----           ----           ----          ----           ----
Units beginning of year ..............   1,406,301     1,458,639      2,449,060      2,449,935     3,278,552      3,028,322
Units purchased and transferred from
  other funding options ..............      89,249       157,592        380,676        580,702       574,181        775,473
Units redeemed and transferred to
  other funding options ..............    (156,611)     (209,930)      (422,428)      (581,577)   (1,228,068)      (525,243)
                                        ----------    ----------     ----------     ----------    ----------     ----------
Units end of year ....................   1,338,939     1,406,301      2,407,308      2,449,060     2,624,665      3,278,552
                                        ==========    ==========     ==========     ==========    ==========     ==========

                                                                           SMITH BARNEY                 SMITH BARNEY
                                           PIONEER STRATEGIC                AGGRESSIVE                  HIGH INCOME
                                           INCOME PORTFOLIO              GROWTH PORTFOLIO                PORTFOLIO
                                        ------------------------     -------------------------    -------------------------
                                           2004          2003           2004           2003          2004           2003
                                           ----          ----           ----           ----          ----           ----
Units beginning of year ..............     417,080       235,823        932,400        695,977       866,502        651,844
Units purchased and transferred from
  other funding options ..............     205,913       249,366        648,689        387,280       198,832        392,661
Units redeemed and transferred to
  other funding options ..............    (136,515)      (68,109)      (171,930)      (150,857)     (170,909)      (178,003)
                                        ----------    ----------     ----------     ----------    ----------     ----------
Units end of year ....................     486,478       417,080      1,409,159        932,400       894,425        866,502
                                        ==========    ==========     ==========     ==========    ==========     ==========

                                              SMITH BARNEY                  SMITH BARNEY                 SMITH BARNEY
                                         INTERNATIONAL ALL CAP               LARGE CAP               LARGE CAPITALIZATION
                                            GROWTH PORTFOLIO              VALUE PORTFOLIO              GROWTH PORTFOLIO
                                        ------------------------     -------------------------    -------------------------
                                           2004          2003           2004           2003          2004           2003
                                           ----          ----           ----           ----          ----           ----
Units beginning of year ..............      34,188        27,630      1,338,206      1,244,438     1,657,576        679,506
Units purchased and transferred from
  other funding options ..............       9,395        13,138        419,808        400,416       895,190      1,933,756
Units redeemed and transferred to
  other funding options ..............      (6,340)       (6,580)      (374,221)      (306,648)     (519,832)      (955,686)
                                        ----------    ----------     ----------     ----------    ----------     ----------
Units end of year ....................      37,243        34,188      1,383,793      1,338,206     2,032,934      1,657,576
                                        ==========    ==========     ==========     ==========    ==========     ==========

                                                                        COMSTOCK PORTFOLIO -          EMERGING GROWTH
                                       STRATEGIC EQUITY PORTFOLIO         CLASS II SHARES        PORTFOLIO - CLASS I SHARES
                                       --------------------------    -------------------------   --------------------------
                                           2004          2003           2004           2003          2004           2003
                                           ----          ----           ----           ----          ----           ----
Units beginning of year ..............   4,339,605     4,326,506             --             --       138,600        113,922
Units purchased and transferred from
  other funding options ..............     498,990       825,354         37,599             --        78,894         60,907
Units redeemed and transferred to
  other funding options ..............    (902,472)     (812,255)        (3,200)            --       (34,038)       (36,229)
                                        ----------    ----------     ----------     ----------    ----------     ----------
Units end of year ....................   3,936,123     4,339,605         34,399             --       183,456        138,600
                                        ==========    ==========     ==========     ==========    ==========     ==========

8. SCHEDULE OF UNITS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003 (CONTINUED)

                                            EQUITY - INCOME              GROWTH PORTFOLIO -             HIGH INCOME
                                       PORTFOLIO - INITIAL CLASS           INITIAL CLASS          PORTFOLIO - INITIAL CLASS
                                       -------------------------     -------------------------    -------------------------
                                           2004          2003           2004           2003          2004           2003
                                           ----          ----           ----           ----          ----           ----
Units beginning of year ..............   4,827,086     4,975,705      5,196,653      5,452,202     1,565,328      1,617,430
Units purchased and transferred from
  other funding options ..............     465,030       744,220        880,053        931,578       189,109        379,718
Units redeemed and transferred to
  other funding options ..............  (1,014,561)     (892,839)    (1,016,142)    (1,187,127)     (260,313)      (431,820)
                                        ----------    ----------     ----------     ----------    ----------     ----------
Units end of year ....................   4,277,555     4,827,086      5,060,564      5,196,653     1,494,124      1,565,328
                                        ==========    ==========     ==========     ==========    ==========     ==========

                                             ASSET MANAGER                  CONTRAFUND(R)            MID CAP PORTFOLIO -
                                       PORTFOLIO - INITIAL CLASS     PORTFOLIO - SERVICE CLASS          SERVICE CLASS 2
                                       -------------------------     -------------------------    -------------------------
                                           2004          2003           2004           2003          2004           2003
                                           ----          ----           ----           ----          ----           ----
Units beginning of year ..............   2,324,376     2,477,663        437,650        135,418         6,287             --
Units purchased and transferred from
  other funding options ..............     252,053       366,755        218,641        349,568        83,154          6,606
Units redeemed and transferred to
  other funding options ..............    (393,391)     (520,042)       (84,748)       (47,336)       (6,390)          (319)
                                        ----------    ----------     ----------     ----------    ----------     ----------
Units end of year ....................   2,183,038     2,324,376        571,543        437,650        83,051          6,287
                                        ==========    ==========     ==========     ==========    ==========     ==========

                                               COMBINED
                                        ------------------------
                                           2004          2003
                                           ----          ----

Units beginning of year ..............  73,702,516    67,334,886
Units purchased and transferred from
  other funding options ..............  19,994,827    26,409,164
Units redeemed and transferred to
  other funding options .............. (19,738,899)  (20,041,534)
                                        ----------    ----------
Units end of year ....................  73,958,444    73,702,516
                                        ==========    ==========

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of the Travelers Insurance Company and Owners of Variable Life Insurance Contracts of The Travelers Fund UL for Variable Life Insurance:

We have audited the accompanying statement of assets and liabilities of The Travelers Fund UL for Variable Life Insurance as of December 31, 2004 and the related statement of operations for the year then ended, the statement of changes in net assets for each of years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The
Travelers Fund UL for Variable Life Insurance as of December 31, 2004, the results of its operations for the year then ended, the changes in the net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP

Hartford, Connecticut
March 21, 2005

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

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

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

                              INDEPENDENT AUDITORS
                              --------------------
                                    KPMG LLP
                              Hartford, Connecticut

This report is prepared for the general information of contract owners and is not an offer of units of The Travelers Fund UL for Variable Life Insurance or shares of Fund UL's underlying funds. It should not be used in connection with any offer except in conjunction with the Prospectus for The Travelers Fund UL product(s) for Variable Life Insurance offered by The Travelers Insurance Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including additional information on charges and expenses.


FNDUL (Annual) (12-04) Printed in U.S.A.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Directors and Shareholder
The Travelers Insurance Company:

We have audited the accompanying consolidated balance sheets of The Travelers Insurance Company and subsidiaries as of December 31, 2004 and 2003, and the related consolidated statements of income, changes in shareholder's equity, and cash flows for each of the years in the three-year period ended December 31, 2004. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Insurance Company and subsidiaries as of December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, the Company changed its methods of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004, variable interest entities in 2003, and for goodwill and intangible assets in 2002.

/s/KPMG LLP

Hartford, Connecticut
March 28, 2005

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                                 ($ IN MILLIONS)


FOR THE YEAR ENDED DECEMBER 31,                         2004          2003          2002
                                                        ----          ----          ----

REVENUES

Premiums                                                $2,226        $2,327        $1,924
Net investment income                                    3,348         3,058         2,936
Realized investment gains (losses)                          16            37          (322)
Fee income                                                 781           606           560
Other revenues                                             124           111           136
--------------------------------------------------- ------------- ------------- -------------
     Total Revenues                                      6,495         6,139         5,234
--------------------------------------------------- ------------- ------------- -------------

BENEFITS AND EXPENSES
Current and future insurance benefits                    1,971         2,102         1,711
Interest credited to contractholders                     1,305         1,248         1,220
Amortization of deferred acquisition costs                 649           501           393
General and administrative expenses                        487           459           407
--------------------------------------------------- ------------- ------------- -------------
     Total Benefits and Expenses                         4,412         4,310         3,731
--------------------------------------------------- ------------- ------------- -------------
Income from operations before federal income taxes       2,083         1,829         1,503
--------------------------------------------------- ------------- ------------- -------------

Federal income taxes
     Current                                               563           360           236
     Deferred                                               39           111           185
--------------------------------------------------- ------------- ------------- -------------
     Total Federal Income Taxes                            602           471           421
--------------------------------------------------- ------------- ------------- -------------
Net Income                                              $1,481        $1,358        $1,082
=================================================== ============= ============= =============


                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                 ($ IN MILLIONS)

AT DECEMBER 31,                                   2004          2003
--------------------------------------------- ------------- -------------

ASSETS
Fixed maturities, available for sale at
  fair value (including $2,468 and $2,170
  subject to securities lending agreements)
  (cost $45,314; $40,119)                         $47,715       $42,323
Equity securities, at fair value
  (cost $322; $323)                                   367           362
Mortgage loans                                      2,124         1,886
Policy loans                                        1,121         1,135
Short-term securities                               3,731         3,603
Trading securities, at fair value                   1,360         1,707
Other invested assets                               5,005         5,188
--------------------------------------------- ------------- -------------
     Total Investments                             61,423        56,204
--------------------------------------------- ------------- -------------

Cash                                                  246           149
Investment income accrued                             606           567
Premium balances receivable                           177           165
Reinsurance recoverables                            4,667         4,470
Deferred acquisition costs                          4,949         4,395
Separate and variable accounts                     31,327        26,972
Other assets                                        2,448         2,426
--------------------------------------------- ------------- -------------
     Total Assets                                $105,843       $95,348
--------------------------------------------- ------------- -------------

LIABILITIES
Contractholder funds                              $34,101       $30,252
Future policy benefits and claims                  16,808        15,964
Separate and variable accounts                     31,327        26,972
Deferred federal income taxes                       2,220         2,030
Trading securities sold not yet
  purchased, at fair value                            473           637
Other liabilities                                   6,609         6,136
--------------------------------------------- ------------- -------------
     Total Liabilities                             91,538        81,991
--------------------------------------------- ------------- -------------

SHAREHOLDER'S EQUITY
Common stock, par value $2.50;
  40 million shares authorized,
  issued and outstanding                              100           100
Additional paid-in capital                          5,449         5,446
Retained earnings                                   7,159         6,451
Accumulated other changes in
  equity from nonowner sources                      1,597         1,360
--------------------------------------------- ------------- -------------
     Total Shareholder's Equity                    14,305        13,357
--------------------------------------------- ------------- -------------

     Total Liabilities and
       Shareholder's Equity                      $105,843       $95,348
============================================= ============= =============


                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                                 ($ IN MILLIONS)

                                           FOR THE YEAR ENDED DECEMBER 31,
----------------------------------------- ---------- ----------- ----------
COMMON STOCK                                  2004        2003       2002
----------------------------------------- ---------- ----------- ----------
Balance, beginning of year                    $100        $100       $100
Changes in common stock                          -           -          -
----------------------------------------- ---------- ----------- ----------
Balance, end of year                          $100        $100       $100
========================================= ========== =========== ==========

----------------------------------------- ---------- ----------- ----------
ADDITIONAL PAID-IN CAPITAL
----------------------------------------- ---------- ----------- ----------
Balance, beginning of year                  $5,446      $5,443     $3,864
Stock option tax benefit (expense)               3           3        (17)
Capital contributed by parent                    -           -      1,596
----------------------------------------- ---------- ----------- ----------
Balance, end of year                        $5,449      $5,446     $5,443
========================================= ========== =========== ==========

----------------------------------------- ---------- ----------- ----------
RETAINED EARNINGS
----------------------------------------- ---------- ----------- ----------
Balance, beginning of year                  $6,451      $5,638     $5,142
Net income                                   1,481       1,358      1,082
Dividends to parent                           (773)       (545)      (586)
----------------------------------------- ---------- ----------- ----------
Balance, end of year                        $7,159      $6,451     $5,638
========================================= ========== =========== ==========

----------------------------------------- ---------- ----------- ----------
ACCUMULATED OTHER CHANGES
IN EQUITY FROM NONOWNER SOURCES
----------------------------------------- ---------- ----------- ----------
Balance, beginning of year                  $1,360        $454        $74
Unrealized gains, net of tax                   138         817        452
Foreign currency translation,
  net of tax                                     1           4          3
Derivative instrument hedging
  activity gains (losses),
  net of tax                                    98          85        (75)
----------------------------------------- ---------- ----------- ----------
Balance, end of year                        $1,597      $1,360       $454
========================================= ========== =========== ==========

----------------------------------------- ---------- ----------- ----------
SUMMARY OF CHANGES IN EQUITY
FROM NONOWNER SOURCES
----------------------------------------- ---------- ----------- ----------
Net income                                  $1,481      $1,358     $1,082
Other changes in equity
  from nonowner sources                        237         906        380
----------------------------------------- ---------- ----------- ----------
Total changes in equity
  from nonowner sources                     $1,718      $2,264     $1,462
========================================= ========== =========== ==========

----------------------------------------- ---------- ----------- ----------
TOTAL SHAREHOLDER'S EQUITY
----------------------------------------- ---------- ----------- ----------
Changes in total shareholder's equity         $948      $1,722     $2,455
Balance, beginning of year                  13,357      11,635      9,180
----------------------------------------- ---------- ----------- ----------
Balance, end of year                       $14,305     $13,357    $11,635
========================================= ========== =========== ==========


                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                           INCREASE (DECREASE) IN CASH
                                 ($ IN MILLIONS)


FOR THE YEAR ENDED DECEMBER 31,                               2004         2003        2002
---------------------------------------------------------- ----------- ------------ ----------
CASH FLOWS FROM OPERATING ACTIVITIES

     Premiums collected                                       $2,218       $2,335     $1,917
     Net investment income received                            3,228        2,787      2,741
     Other revenues received                                     901          335        384
     Benefits and claims paid                                 (1,367)      (1,270)    (1,218)
     Interest paid to contractholders                         (1,294)      (1,226)    (1,220)
     Operating expenses paid                                  (1,646)      (1,375)    (1,310)
     Income taxes paid                                          (262)        (456)      (197)
     Trading account investments (purchases), sales, net         226         (232)        76
     Other                                                      (479)         (84)      (105)
---------------------------------------------------------- ----------- ------------ ----------
         Net Cash Provided by Operating Activities             1,525          814      1,068
---------------------------------------------------------- ----------- ------------ ----------

CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from maturities of investments
         Fixed maturities                                      6,833        7,446      4,459
         Mortgage loans                                          655          358        374
     Proceeds from sales of investments
         Fixed maturities                                      7,796       15,078     15,472
         Equity securities                                        78          124        212
         Mortgage loans                                           52            -          -
         Real estate held for sale                                55            5         26
     Purchases of investments
         Fixed maturities                                    (19,164)     (26,766)   (23,623)
         Equity securities                                      (157)        (144)      (134)
         Mortgage loans                                         (944)        (317)      (355)
     Policy loans, net                                            14           34         39
     Short-term securities (purchases) sales, net               (116)         814     (1,320)
     Other investments (purchases) sales, net                     50          108        (69)
     Securities transactions in course of settlement, net        699         (618)       529
---------------------------------------------------------- ----------- ------------ ----------
     Net Cash Used in Investing Activities                    (4,149)      (3,878)    (4,390)
---------------------------------------------------------- ----------- ------------ ----------

CASH FLOWS FROM FINANCING ACTIVITIES
     Contractholder fund deposits                              9,619        8,326      8,505
     Contractholder fund withdrawals                          (6,125)      (4,754)    (4,729)
     Capital contribution by parent                                -            -        172
     Dividends to parent company                                (773)        (545)      (586)
---------------------------------------------------------- ----------- ------------ ----------
         Net Cash Provided by Financing Activities             2,721        3,027      3,362
---------------------------------------------------------- ----------- ------------ ----------
Net increase (decrease) in cash                                   97          (37)        40
Cash at December 31, previous year                               149          186        146
---------------------------------------------------------- ----------- ------------ ----------
Cash at December 31, current year                               $246         $149       $186
========================================================== =========== ============ ==========



                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies used in the preparation of the accompanying financial statements follow.

BASIS OF PRESENTATION

The Travelers Insurance Company (TIC, together with its subsidiaries, the Company), is a wholly owned subsidiary of Citigroup Insurance Holding Corporation (CIHC), an indirect wholly owned subsidiary of Citigroup Inc. (Citigroup), a diversified global financial services holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world. The consolidated financial statements include the accounts of the Company and its insurance and non-insurance subsidiaries on a fully consolidated basis. The primary insurance entities of the Company are TIC and its subsidiaries, The Travelers Life and Annuity Company (TLAC), Primerica Life Insurance Company (Primerica Life), and its subsidiaries, Primerica Life Insurance Company of Canada, CitiLife Financial Limited (CitiLife) and National Benefit Life Insurance Company (NBL). Significant intercompany transactions and balances have been eliminated. The Company consolidates entities deemed to be variable interest entities when the Company is determined to be the primary beneficiary under Financial Accounting Standards Board (FASB) Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN 46).

On January 31, 2005, Citigroup announced its intention to sell its Life Insurance and Annuities business, which includes TIC, TLAC and certain other businesses, to MetLife, Inc. Primerica Life and its subsidiaries will remain part of Citigroup. See Note 17.

The financial statements and accompanying footnotes of the Company are prepared in conformity with U.S. generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

Certain prior year amounts have been reclassified to conform to the 2004 presentation.

ACCOUNTING CHANGES

ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS

On January 1, 2004, the Company adopted the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). The main components of SOP 03-1 provide guidance on accounting and reporting by insurance enterprises for separate account presentation, accounting for an insurer's interest in a separate account, transfers to a separate account, valuation of certain liabilities, contracts with death or other benefit features, contracts that provide annuitization benefits, and sales inducements to contract holders.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The following summarizes the more significant aspects of the Company's adoption of SOP 03-1:

SEPARATE ACCOUNT PRESENTATION. SOP 03-1 requires separate account products to meet certain criteria in order to be treated as separate account products. For products not meeting the specified criteria, these assets and liabilities are included in the reporting entities' general account.

The Company's adoption of SOP 03-1 resulted in the consolidation on the Company's balance sheet of approximately $500 million of investments previously held in separate and variable account assets and approximately $500 million of contractholder funds previously held in separate and variable account liabilities.

VARIABLE ANNUITY CONTRACTS WITH GUARANTEED MINIMUM DEATH BENEFIT FEATURES. For variable annuity contracts with guaranteed minimum death benefit (GMDB) features, SOP 03-1 requires the reporting entity to categorize the contract as either an insurance or investment contract based upon the significance of mortality or morbidity risk. SOP 03-1 provides explicit guidance for calculating a reserve for insurance contracts, and provides that the reporting entity does not hold reserves for investment contracts (i.e., there is no significant mortality risk).

The Company determined that the mortality risk on its GMDB features was not a significant component of the overall variable annuity product, and accordingly continued to classify these products as investment contracts. Prior to the adoption of SOP 03-1, the Company held a reserve of approximately $8 million to cover potential GMDB exposure. This reserve was released during the first quarter of 2004 as part of the implementation of SOP 03-1.

RESERVING FOR UNIVERSAL LIFE AND VARIABLE UNIVERSAL LIFE CONTRACTS. SOP 03-1 requires that a reserve, in addition to the account balance, be established for certain insurance benefit features provided under universal life (UL) and variable universal life (VUL) products if the amounts assessed against the contract holder each period for the insurance benefit feature are assessed in a manner that is expected to result in profits in earlier years and losses in subsequent years from the insurance benefit function.

The Company's UL and VUL products were reviewed to determine if an additional reserve is required under SOP 03-1. The Company determined that SOP 03-1 applied to some of its UL and VUL contracts with these features and established an additional reserve of approximately $1 million.

SALES INDUCEMENTS TO CONTRACT HOLDERS. SOP 03-1 provides, prospectively, that sales inducements provided to contract holders meeting certain criteria are capitalized and amortized over the expected life of the contract as a component of benefit expense. During 2004, the Company capitalized sales inducements of approximately $50.6 million in accordance with SOP 03-1. These inducements relate to bonuses on certain products offered by the Company. For 2004, amortization of these capitalized amounts was insignificant.

CONSOLIDATION OF VARIABLE INTEREST ENTITIES

On January 1, 2004, the Company adopted Financial Accounting Standards Board
(FASB) Interpretation No. 46, "Consolidation of Variable Interest Entities (revised December 2003)," (FIN 46-R), which includes substantial changes from the original FIN 46. Included in these changes, the calculation of expected losses and expected residual returns has been altered to reduce the impact of decision maker and guarantor fees in the calculation of expected residual returns and expected losses. In addition, the definition of a variable interest has been changed in the revised guidance. FIN 46 and FIN 46-R change the method of determining

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

whether certain entities should be included in the Company's consolidated financial statements. The Company has evaluated the impact of applying FIN 46-R to existing VIEs in which it has variable interests. The effect of adopting FIN 46-R on the Company's consolidated balance sheet is immaterial. See Note 3.

An entity is subject to FIN 46 and FIN 46-R and is called a variable interest entity (VIE) if it has (1) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or (2) equity investors that cannot make significant decisions about the entity's operations or that do not absorb the expected losses or receive the expected returns of the entity. All other entities are evaluated for consolidation under Statement of Financial Accounting Standards (SFAS) No. 94, "Consolidation of All Majority-Owned Subsidiaries" (SFAS 94). A VIE is consolidated by its primary beneficiary, which is the party involved with the VIE that has a majority of the expected losses or a majority of the expected residual returns or both.

For any VIEs that must be consolidated under FIN 46 that were created before February 1, 2003, the assets, liabilities, and noncontrolling interests of the VIE are initially measured at their carrying amounts with any difference between the net amount added to the balance sheet and any previously recognized interest being recognized as the cumulative effect of an accounting change. If determining the carrying amounts is not practicable, fair value at the date FIN 46 first applies may be used to measure the assets, liabilities, and noncontrolling interests of the VIE. In October 2003, the FASB announced that the effective date of FIN 46 was deferred from July 1, 2003 to periods ending after December 15, 2003 for VIEs created prior to February 1, 2003. TIC elected to implement the provisions of FIN 46 in the 2003 third quarter, resulting in the consolidation of VIEs increasing both total assets and total liabilities by approximately $407 million. The implementation of FIN 46 encompassed a review of numerous entities to determine the impact of adoption and considerable judgment was used in evaluating whether or not a VIE should be consolidated.

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities" (SFAS 149). SFAS 149 amends and clarifies accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." In particular, this Statement clarifies under what circumstances a contract with an initial net investment meets the characteristic of a derivative and when a derivative contains a financing component that warrants special reporting in the statement of cash flows. This Statement is generally effective for contracts entered into or modified after June 30, 2003 and did not have a significant impact on the Company's consolidated financial statements.

COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

On January 1, 2003, the Company adopted SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities" (SFAS 146). SFAS 146 requires that a liability for costs associated with exit or disposal activities, other than in a business combination, be recognized when the liability is incurred. Previous generally accepted accounting principles provided for the recognition of such costs at the date of management's commitment to an exit plan. In addition, SFAS 146 requires that the liability be measured at fair value and be adjusted for changes in estimated cash flows. The provisions of the new standard are effective for exit or disposal activities initiated after December 31, 2002. The adoption of SFAS 146 did not affect the Company's consolidated financial statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

STOCK-BASED COMPENSATION

On January 1, 2003, the Company adopted the fair value recognition provisions of SFAS No. 123, "Accounting for Stock-Based Compensation" (SFAS 123), prospectively for all awards granted, modified, or settled after December 31, 2002. The prospective method is one of the adoption methods provided for under SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure," issued in December 2002. SFAS 123 requires that compensation cost for all stock awards be calculated and recognized over the service period (generally equal to the vesting period). This compensation cost is determined using option pricing models, intended to estimate the fair value of the awards at the grant date. Similar to Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APB 25), the alternative method of accounting, an offsetting increase to stockholders' equity under SFAS 123 is recorded equal to the amount of compensation expense charged. During the 2004 first quarter, the Company changed its option valuation from the Black-Scholes model to the Binomial Method. The impact of this change was immaterial.

Had the Company applied SFAS 123 prior to 2003 in accounting for Citigroup stock options, net income would have been the pro forma amounts indicated below:


 ------------------------------------------------- ---------------- ----------------- ---------------- -----------------
 YEAR ENDED DECEMBER 31,                                                        2004             2003             2002
 ($ IN MILLIONS)

 ------------------------------------------------- ---------------- ----------------- ---------------- -----------------
 Compensation expense related to stock option      As reported                   $2               $2                $-
 plans, net of tax                                 Pro forma                      5                7                 9
 ------------------------------------------------- ---------------- ----------------- ---------------- -----------------
 Net income                                        As reported                $1,481          $1,358            $1,082
                                                   Pro forma                   1,478           1,353             1,073
 ------------------------------------------------- ---------------- ----------------- ---------------- -----------------


BUSINESS COMBINATIONS, GOODWILL AND OTHER INTANGIBLE ASSETS

Effective January 1, 2002, the Company adopted the FASB SFAS No. 141, "Business Combinations" (SFAS 141) and No. 142, "Goodwill and Other Intangible Assets" (SFAS 142). These standards change the accounting for business combinations by, among other things, prohibiting the prospective use of pooling-of-interests accounting and requiring companies to stop amortizing goodwill and certain intangible assets with an indefinite useful life created by business combinations accounted for using the purchase method of accounting. Instead, goodwill and intangible assets deemed to have an indefinite useful life will be subject to an annual review for impairment. Other intangible assets that are not deemed to have an indefinite useful life will continue to be amortized over their useful lives. See Note 5.

FUTURE APPLICATION OF ACCOUNTING STANDARDS

OTHER-THAN-TEMPORARY IMPAIRMENTS OF CERTAIN INVESTMENTS

On September 30, 2004, the FASB voted unanimously to delay the effective date of Emerging Issues Task Force (EITF) No. 03-1, "The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments" (EITF 03-1). The delay applies to both debt and equity securities and specifically applies to impairments caused by interest rate and sector spreads. In addition, the provisions of EITF 03-1 that have been delayed relate to the requirements that a company declare its intent to hold the security to recovery and designate a recovery period in order to avoid recognizing an other-than-temporary impairment charge through earnings.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The FASB will be issuing implementation guidance related to this topic. Once issued, the Company will evaluate the impact of adopting EITF 03-1. The disclosures required by EITF 03-1 are included in Note 3 to the Consolidated Financial Statements.

STOCK-BASED COMPENSATION

In December 2004, the FASB issued SFAS No. 123 (Revised 2004), "Share-Based Payment" (SFAS 123-R), which replaces the existing SFAS 123 and supersedes APB
25. SFAS 123-R requires companies to measure and record compensation expense for stock options and other share-based payment based on the instruments' fair value. SFAS 123-R is effective for interim and annual reporting periods beginning after June 15, 2005. The Company will adopt SFAS 123-R on July 1, 2005 by using a modified prospective approach. For unvested stock-based awards granted before January 1, 2003 (APB 25 awards), the Company will expense the fair value of the awards as at the grant date over the remaining vesting period. The impact of recognizing compensation expense for the unvested APB 25 awards will be immaterial in the third and fourth quarters of 2005. In addition, the amount of additional compensation expense that will be disclosed as the impact in the first and second quarters of 2005, as if the standard had been adopted as of January 1, 2005, but will not be recognized in earnings, will be immaterial. The Company continues to evaluate other aspects of adopting SFAS 123-R.

ACCOUNTING POLICIES

INVESTMENTS

Fixed maturities include bonds, notes and redeemable preferred stocks. Fixed maturities, including instruments subject to securities lending agreements (see
Note 3), are classified as "available for sale" and are reported at fair value, with unrealized investment gains and losses, net of income taxes, credited or charged directly to shareholder's equity. Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes. If quoted market prices are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment are used to determine fair value. Impairments are realized when investment losses in value are deemed other-than-temporary. The Company conducts a rigorous review each quarter to identify and evaluate investments that have possible indications of impairment. An investment in a debt or equity security is impaired if its fair value falls below its cost and the decline is considered other-than-temporary. Factors considered in determining whether a loss is other-than-temporary include the length of time and extent to which fair value has been below cost; the financial condition and near-term prospects of the issuer; and the Company's ability and intent to hold the investment for a period of time sufficient to allow for any anticipated recovery. Changing economic conditions - global, regional, or related to specific issuers or industries - could result in other-than-temporary losses.

Also included in fixed maturities are loan-backed and structured securities (including beneficial interests in securitized financial assets). Beneficial interests in securitized financial assets that are rated "A" and below are accounted for under the prospective method in accordance with EITF 99-20. Under the prospective method of accounting, the investments effective yield is based upon projected future cash flows. All other loan-backed and structured securities are amortized using the retrospective method. The effective yield used to determine amortization is calculated based upon actual and projected future cash flows.

Equity securities, which include common and non-redeemable preferred stocks, are classified as "available for sale" and carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder's equity, net of income taxes.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. Cash received on impaired loans is reported as income. In estimating fair value, the Company uses interest rates reflecting the higher returns required in the current real estate financing market.

Policy loans are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost, which approximates fair value.

Cash includes certificates of deposits and other time deposits with original maturities of less than 90 days.

Trading securities and related liabilities are normally held for periods less than six months. These investments are marked to market with the change recognized in net investment income during the current period.

Other invested assets include limited partnership and limited liability company interests in investment funds and real estate joint ventures accounted for on the equity method of accounting. Undistributed income is reported in net investment income. Also included in other invested assets is real estate held for sale, which is carried at the lower of cost or fair value less estimated cost to sell. Fair value of foreclosed properties is established at the time of foreclosure by internal analysis or external appraisers, using discounted cash flow analyses and other accepted techniques. Thereafter, an impairment for losses on real estate held for sale is established if the carrying value of the property exceeds its current fair value less estimated costs to sell.

Also included in other invested assets is an investment in Citigroup Preferred Stock, which is recorded at cost. See Notes 13 and 17.

Accrual of investment income is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses derivative financial instruments, including financial futures contracts, swaps, interest rate caps, options and forward contracts, as a means of hedging exposure to interest rate changes, equity price changes, credit and foreign currency risk. The Company also uses derivative financial instruments to enhance portfolio income and replicate cash market investments. The Company, through Tribeca Citigroup Investments Ltd., holds and issues derivative instruments in conjunction with investment strategies designed to enhance portfolio returns. (See Note 11 for a more detailed description of the Company's derivative use.) Derivative financial instruments in a gain position are reported in the consolidated balance sheet in other assets, derivative financial instruments in a loss position are reported in the consolidated balance sheet in other liabilities and derivatives purchased to offset embedded derivatives on variable annuity contracts are reported in other invested assets.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge. This documentation includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed.

A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged.

For fair value hedges, in which derivatives hedge the fair value of assets and liabilities, changes in the fair value of derivatives are reflected in realized investment gains and losses, together with changes in the fair value of the related hedged item. The Company primarily hedges available-for-sale securities.

For cash flow hedges, the accounting treatment depends on the effectiveness of the hedge. To the extent that derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will be reported in accumulated other changes in equity from nonowner sources in shareholder's equity. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, the ineffective portion of the change in fair value is immediately included in realized investment gains and losses.

For net investment hedges, in which derivatives hedge the foreign currency exposure of a net investment in a foreign operation, the accounting treatment will similarly depend on the effectiveness of the hedge. The effective portion of the change in fair value of the derivative, including any premium or discount, is reflected in the accumulated other changes in equity from nonowner sources as part of the foreign currency translation adjustment in shareholder's equity. The ineffective portion is reflected in realized investment gains and losses.

The effectiveness of these hedging relationships is evaluated on a retrospective and prospective basis using quantitative measures of effectiveness. If a hedge relationship is found to be ineffective, it no longer qualifies for hedge accounting and any gains or losses attributable to such ineffectiveness as well as subsequent changes in fair value are recognized in realized investment gains and losses.

For those fair value and cash flow hedge relationships that are terminated, hedge designations removed, or forecasted transactions that are no longer expected to occur, the hedge accounting treatment described in the paragraphs above will no longer apply. For fair value hedges, any changes to the hedged item remain as part of the basis of the asset or liability and are ultimately reflected as an element of the yield. For cash flow hedges, any changes in fair value of the derivative remains in the accumulated other changes in equity from nonowner sources in shareholder's equity and are included in earnings of future periods when earnings are also affected by the variability of the hedged cash flow. If the hedged relationship is discontinued because a forecasted transaction will not occur when scheduled, the accumulated changes in fair value of the derivative recorded in shareholder's equity are immediately reflected in realized investment gains and losses.

The Company enters into derivative contracts that are economic hedges but do not qualify or are not designated as hedges for accounting purposes. These derivative contracts are carried at fair value, with changes in value reflected in realized investment gains and losses.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

FINANCIAL INSTRUMENTS WITH EMBEDDED DERIVATIVES

The Company bifurcates an embedded derivative from the host contract where the economic characteristics and risks of the embedded instrument are not clearly and closely related to the economic characteristics and risks of the host contract, the entire instrument would not otherwise be remeasured at fair value and a separate instrument with the same terms of the embedded instrument would meet the definition of a derivative under SFAS 133.

The Company purchases investments that have embedded derivatives, primarily convertible debt securities. These embedded derivatives are carried at fair value with changes in value reflected in realized investment gains and losses. Derivatives embedded in convertible debt securities are classified in the consolidated balance sheet as fixed maturity securities, consistent with the host instruments.

The Company markets certain investment contracts that have embedded derivatives, primarily variable annuity contracts. These embedded derivatives are carried at fair value, with changes in value reflected in realized investment gains and losses. Derivatives embedded in variable annuity contracts are classified in the consolidated balance sheet as future policy benefits and claims.

The Company may enter into derivative contracts to hedge the exposures represented by these embedded derivatives. These are economic hedges, however they do not qualify for hedge accounting. These derivatives are carried at fair value, with the changes in value reflected in realized gains and losses.

INVESTMENT GAINS AND LOSSES

Realized investment gains and losses are included as a component of pre-tax revenues based upon specific identification of the investments sold on the trade date. Realized gains and losses also result from fair value changes in derivative contracts that do not qualify, or are not designated, as hedging instruments, and the application of fair value hedges under SFAS 133. Impairments are recognized as realized losses when investment losses in value are deemed other-than-temporary. The Company conducts regular reviews to assess whether other-than-temporary losses exist. Also included in pre-tax revenues are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company. The foreign exchange effects of Canadian operations are included in unrealized gains and losses.

DEFERRED ACQUISITION COSTS

Deferred acquisition costs (DAC) represent costs that are deferred and amortized over the estimated life of the related insurance policies. DAC principally includes commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business. The method for determining amortization of deferred acquisition costs varies by product type based upon three different accounting pronouncements: SFAS No. 60, "Accounting and Reporting by Insurance Enterprises" (SFAS 60), SFAS No. 91, "Accounting for Nonrefundable Fees and Costs Associated with Originating or Acquiring Loans and Initial Direct Costs of Leases" (SFAS 91) and SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long Duration Contracts and for Realized Gains and Losses from the Sale of Investments" (SFAS 97).

DAC for deferred annuities, both fixed and variable, and payout annuities is amortized employing a level effective yield methodology per SFAS 91 as indicated by AICPA Practice Bulletin 8, generally over 10-15

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

years. An amortization rate is developed using the outstanding DAC balance and projected account balances and is applied to actual account balances to determine the amount of DAC amortization. The projected account balances are derived using a model that contains assumptions related to investment returns and persistency. The model rate is evaluated at least annually, and changes in underlying lapse and interest rate assumptions are to be treated retrospectively. Variances in expected equity market returns versus actual returns are treated prospectively and a new amortization pattern is developed so that the DAC balances will be amortized over the remaining estimated life of the business.

DAC for universal life and COLI is amortized in relation to estimated gross profits from surrender charges, investment, mortality, and expense margins per SFAS 97, generally over 16-25 years. Actual profits can vary from management's estimates, resulting in increases or decreases in the rate of amortization. Re-estimates of gross profits, performed at least annually, result in retrospective adjustments to earnings by a cumulative charge or credit to income.

DAC relating to traditional life, including term insurance, and health insurance is amortized in relation to anticipated premiums per SFAS 60, generally over 5-20 years. Assumptions as to the anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied over the life of the policy.

All DAC is reviewed at least annually to determine if it is recoverable from future income, including investment income, and if not recoverable, is charged to expenses. All other acquisition expenses are charged to operations as incurred. See Note 5.

VALUE OF INSURANCE IN FORCE

The value of insurance in force is an asset that represents the actuarially determined present value of anticipated profits to be realized from life insurance and annuities contracts at the date of acquisition using the same assumptions that were used for computing related liabilities where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at interest rates ranging from 14% to 18%. Traditional life insurance is amortized in relation to anticipated premiums; universal life is amortized in relation to estimated gross profits; and annuity contracts are amortized employing a level yield method. The value of insurance in force, which is included in other assets, is reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income. See Note 5.

SEPARATE AND VARIABLE ACCOUNTS

Separate and variable accounts primarily represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each account has specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The assets of these accounts are carried at fair value.

Amounts assessed to the separate account contractholders for management services are included in revenues. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

VARIABLE ANNUITY CONTRACTS WITH GUARANTEED MINIMUM DEATH BENEFIT FEATURES. For variable annuity contracts with GMDB features, SOP 03-1 requires the reporting entity to categorize the contract as either an insurance or investment contract based upon the significance of mortality or morbidity risk. SOP 03-1

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

provides explicit guidance for calculating a reserve for insurance contracts, and provides that the reporting entity does not hold reserves for investment contracts (i.e., there is no significant mortality risk).

The Company determined that the mortality risk on its GMDB features was not a significant component of the overall variable annuity product, and accordingly continued to classify these products as investment contracts. Prior to the adoption of SOP 03-1, the Company held a reserve of approximately $8 million to cover potential GMDB exposure. This reserve was released during the first quarter of 2004 as part of the implementation of SOP 03-1.

GOODWILL AND INTANGIBLE ASSETS

Goodwill and intangible assets are included in other assets. The carrying amount of goodwill and other intangible assets is reviewed at least annually for indication of impairment in value that in the view of management would be other-than-temporary. If it is determined that goodwill and other intangible assets are unlikely to be recovered, impairment is recognized on a discounted cash flow basis.

Upon adoption of SFAS 141 and SFAS 142, as of January 1, 2002, the Company stopped amortizing goodwill and intangible assets deemed to have an infinite useful life. Instead, these assets are subject to an annual review for impairment. Other intangible assets that are not deemed to have an indefinite useful life will continue to be amortized over their useful lives. See Note 5.

CONTRACTHOLDER FUNDS

Contractholder funds represent receipts from the issuance of universal life, COLI, pension investment, guaranteed investment contracts (GICs), and certain deferred annuity contracts. For universal life and COLI contracts, contractholder fund balances are increased by receipts for mortality coverage, contract administration, surrender charges and interest accrued, where one or more of these elements are not fixed or guaranteed. These balances are decreased by withdrawals, mortality charges and administrative expenses charged to the contractholder. Interest rates credited to contractholder funds related to universal life and COLI range from 3.5% to 5.4%, with a weighted average interest rate of 4.7%.

Pension investment, GICs and certain annuity contracts do not contain significant insurance risks and are considered investment-type contracts. Contractholder fund balances are increased by receipts and credited interest, and reduced by withdrawals and administrative expenses charged to the contractholder. Interest rates credited to those investment-type contracts range from less than 1.0% to 8.0% with a weighted average interest rate of 4.2%.

RESERVING FOR UNIVERSAL LIFE AND VARIABLE UNIVERSAL LIFE CONTRACTS. SOP 03-1 requires that a reserve, in addition to the account balance, be established for certain insurance benefit features provided under UL and VUL products if the amounts assessed against the contract holder each period for the insurance benefit feature are assessed in a manner that is expected to result in profits in earlier years and losses in subsequent years from the insurance benefit function.

The Company's UL and VUL products were reviewed to determine if an additional reserve is required under SOP 03-1. The Company determined that SOP 03-1 applied to some of its UL and VUL contracts with these features and established an additional reserve of approximately $1 million.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

FUTURE POLICY BENEFITS

Future policy benefits represent liabilities for future insurance policy benefits for payout annuities and traditional life products and are prepared in accordance with industry standards and U.S. GAAP. The annuity payout reserves are calculated using the mortality and interest assumptions used in the actual pricing of the benefit. Mortality assumptions are based on Company experience and are adjusted to reflect deviations such as substandard mortality in structured settlement benefits. The interest rates range from 1.7% to 8.7% with a weighted average of 6.5% for these products. Traditional life products include whole life and term insurance. Future policy benefits for traditional life products are estimated on the basis of actuarial assumptions as to mortality, persistency and interest, established at policy issue. Interest assumptions applicable to traditional life products range from 2.5% to 7.0%, with a weighted average of 5.3%. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest assumptions, include a margin for adverse deviation. Appropriate recognition has been given to experience rating and reinsurance.

GUARANTY FUND AND OTHER INSURANCE RELATED ASSESSMENTS

Included in other liabilities is the Company's estimate of its liability for guaranty fund and other insurance-related assessments. State guaranty fund assessments are based upon the Company's share of premium written or received in one or more years prior to an insolvency occurring in the industry. Once an insolvency has occurred, the Company recognizes a liability for such assessments if it is probable that an assessment will be imposed and the amount of the assessment can be reasonably estimated. At December 31, 2004 and 2003, the Company had a liability of $22.6 million and $22.5 million, respectively, for guaranty fund assessments and a related premium tax offset recoverable of $4.8 million and $4.6 million, respectively. The assessments are expected to be paid over a period of three to five years and the premium tax offsets are expected to be realized over a period of 10 to 15 years.

PERMITTED STATUTORY ACCOUNTING PRACTICES

The Company's insurance subsidiaries, domiciled principally in Connecticut and Massachusetts, prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of the states of domicile. Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations, and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The Company does not have any permitted statutory accounting practices.

PREMIUMS

Premium income is reported for individual payout annuities, group close-out annuities, whole life and term insurance. The annuities premiums are recognized as revenue when collected. The life premiums are recognized as revenue when due. Premiums for contracts with a limited number of premium payments, due over a significantly shorter period than the period over which benefits are provided, are considered revenue when due. The portion of premium which is not required to provide for benefits and expenses is deferred and recognized in revenues in a constant relationship to insurance benefits in force.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

FEE INCOME

Fee income is recognized on deferred annuity and universal life contracts for mortality, administrative and equity protection charges according to contract due dates. Fee income is recognized on variable annuity and universal life separate accounts either daily, monthly, quarterly or annually as per contract terms.

OTHER REVENUES

Other revenues include surrender penalties collected at the time of a contract surrender, and other miscellaneous charges related to annuity and universal life contracts recognized when received. Also included are revenues from unconsolidated non-insurance subsidiaries. Amortization of deferred income related to reinsured blocks of business are recognized in relation to anticipated premiums and are reported in other revenues.

CURRENT AND FUTURE INSURANCE BENEFITS

Current and future insurance benefits represent charges for mortality and morbidity related to fixed annuities, universal life, term life and health insurance benefits.

INTEREST CREDITED TO CONTRACTHOLDERS

Interest credited to contractholders represents amounts earned by universal life, COLI, pension investment, GICs and certain deferred annuity contracts in accordance with contract provisions.

FEDERAL INCOME TAXES

The provision for federal income taxes is comprised of two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

2.   OPERATING SEGMENTS

The Company has two reportable business segments that are separately managed due to differences in products, services, marketing strategy and resource management. The business of each segment is maintained and reported through separate legal entities within the Company. The management groups of each segment report separately to the common ultimate parent, Citigroup Inc. These business segments are Travelers Life & Annuity (TLA) and Primerica Life Insurance (Primerica).

TRAVELERS LIFE & ANNUITY (TLA) core offerings include individual annuity, individual life, COLI and group annuity insurance products distributed by TIC and TLAC principally under the Travelers Life & Annuity name. Among the range of individual products offered are deferred fixed and variable annuities, payout annuities and term, universal and variable life insurance. The COLI product is a variable universal life product distributed through independent specialty brokers. The group products include institutional pensions, including GICs, payout annuities, group annuities sold to employer-sponsored retirement and savings plans, structured settlements and funding agreements.

The PRIMERICA business segment consolidates the businesses of Primerica Life, Primerica Life Insurance Company of Canada, CitiLife and NBL. The Primerica business segment offers individual life products,

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

primarily term insurance, to customers through a sales force of approximately 106,000 representatives. A great majority of the domestic licensed sales force works on a part-time basis.

The accounting policies of the segments are the same as those described in the summary of significant accounting policies (see Note 1). The amount of investments in equity method investees and total expenditures for additions to long-lived assets other than financial instruments, long-term customer relationships of a financial institution, mortgage and other servicing rights, and deferred tax assets, were not material.

       ($ IN MILLIONS)

       REVENUES BY SEGMENT           2004            2003           2002
       -------------------           ----            ----           ----
       TLA                         $4,725          $4,479         $3,653
       Primerica                    1,770           1,660          1,581
                                 --------         -------        -------
       Total Revenues              $6,495          $6,139         $5,234
                                 ========         =======        =======

       NET INCOME BY SEGMENT

       TLA                           $990            $918           $673
       Primerica                      491             440            409
                                 --------         -------        -------
       Net Income                  $1,481          $1,358         $1,082
                                 ========         =======        =======

       ASSETS BY SEGMENT

       TLA                        $95,824         $85,881        $74,562
       Primerica                   10,019           9,467          8,433
                                 --------         -------        -------
       Total segments            $105,843         $95,348        $82,995
                                 ========         =======        =======

The following tables contain key segment measurements.

     BUSINESS SEGMENT INFORMATION:
     ---------------------------------------------- ------------- -------------
     FOR THE YEAR
     ENDED DECEMBER 31, 2004

      ($ IN MILLIONS)                                   TLA        PRIMERICA
     ---------------------------------------------- ------------- -------------
     Premiums                                            $911        $1,315
     Net investment income                              3,012           336
     Interest credited to contractholders               1,305             -
     Amortization of deferred acquisition costs           400           249
     Expenditures for deferred acquisition costs          810           393
     Federal income taxes                                 361           241

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

     BUSINESS SEGMENT INFORMATION:
     --------------------------------------------- -------------- -------------
     FOR THE YEAR
     ENDED DECEMBER 31, 2003

      ($ IN MILLIONS)                                   TLA        PRIMERICA
     --------------------------------------------- -------------- -------------
     Premiums                                          $1,082        $1,245
     Net investment income                              2,743           315
     Interest credited to contractholders               1,248             -
     Amortization of deferred acquisition costs           266           235
     Expenditures for deferred acquisition costs          583           377
     Federal income taxes                                 240           231

     BUSINESS SEGMENT INFORMATION:
     --------------------------------------------- -------------- -------------
     FOR THE YEAR
     ENDED DECEMBER 31, 2002

      ($ IN MILLIONS)                                   TLA        PRIMERICA
     --------------------------------------------- -------------- -------------
     Premiums                                            $730        $1,194
     Net investment income                              2,646           290
     Interest credited to contractholders               1,220             -
     Amortization of deferred acquisition costs           174           219
     Expenditures for deferred acquisition costs          556           323
     Federal income taxes                                 212           209

The majority of the annuity business and a substantial portion of the life business written by TLA are accounted for as investment contracts, with the result that the deposits collected are reported as liabilities and are not included in revenues. Deposits represent a statistic integral to managing TLA operations, which management uses for measuring business volumes, and may not be comparable to similarly captioned measurements used by other life insurance companies. For the years ended December 31, 2004, 2003 and 2002, deposits collected amounted to $14.4 billion, $12.0 billion and $11.9 billion, respectively.

The Company's revenue was derived almost entirely from U.S. domestic business. Revenue attributable to foreign countries was insignificant.

The Company had no transactions with a single customer representing 10% or more of its revenue.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

3.   INVESTMENTS

FIXED MATURITIES

The amortized cost and fair value of investments in fixed maturities were as follows:

        ----------------------------------------------------- --------------- ---------------- --------------- ------------
                                                                                   GROSS           GROSS
        DECEMBER 31, 2004                                         AMORTIZED      UNREALIZED      UNREALIZED        FAIR
        ($ IN MILLIONS)                                              COST          GAINS           LOSSES          VALUE
        ----------------------------------------------------- --------------- ---------------- --------------- ------------
        AVAILABLE FOR SALE:

             Mortgage-backed securities - CMOs and
             pass-through securities                               $8,568           $311                $9        $8,870

             U.S. Treasury securities and obligations of
             U.S. Government and government agencies and
             authorities                                            2,143            106                 -         2,249

             Obligations of states, municipalities and
             political subdivisions                                   364             41                 1           404

             Debt securities issued by foreign governments            847             81                 1           927

             All other corporate bonds                             25,603          1,466                40        27,029

             Other debt securities                                  7,613            421                14         8,020

             Redeemable preferred stock                               176             41                 1           216
        ----------------------------------------------------- --------------- ---------------- --------------- ------------
                 Total Available For Sale                         $45,314         $2,467               $66       $47,715
        ----------------------------------------------------- --------------- ---------------- --------------- ------------


        ----------------------------------------------------- --------------- ---------------- --------------- ------------
                                                                                   GROSS           GROSS
        DECEMBER 31, 2003                                         AMORTIZED      UNREALIZED      UNREALIZED        FAIR
        ($ IN MILLIONS)                                              COST          GAINS           LOSSES          VALUE
        ----------------------------------------------------- --------------- ---------------- --------------- ------------
        AVAILABLE FOR SALE:

             Mortgage-backed securities - CMOs and
             pass-through securities                               $8,061           $326               $18        $8,369

             U.S. Treasury securities and obligations of
             U.S. Government and government agencies and
             authorities                                            2,035             22                12         2,045

             Obligations of states, municipalities and
             political subdivisions                                   379             21                 2           398

             Debt securities issued by foreign governments            690             51                 1           740

             All other corporate bonds                             23,098          1,507                64        24,541

             Other debt securities                                  5,701            377                22         6,056

             Redeemable preferred stock                               155             20                 1           174
        ----------------------------------------------------- --------------- ---------------- --------------- ------------
                 Total Available For Sale                         $40,119         $2,324              $120       $42,323
        ----------------------------------------------------- --------------- ---------------- --------------- ------------

Proceeds from sales of fixed maturities classified as available for sale were $7.8 billion, $15.1 billion and $15.5 billion in 2004, 2003 and 2002, respectively. Gross gains of $246 million, $476 million and $741

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

million and gross losses of $263 million, $394 million and $309 million in 2004, 2003 and 2002, respectively, were realized on those sales. Additional losses of $40 million, $110 million and $639 million in 2004, 2003 and 2002, respectively, were realized due to other-than-temporary losses in value. Impairments in 2002 were concentrated in telecommunication and energy company investments.

The amortized cost and fair value of fixed maturities at December 31, 2004, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        ---------------------------------------- --------------- ---------------

                                                    AMORTIZED
        ($ IN MILLIONS)                                COST         FAIR VALUE
        ---------------------------------------- --------------- ---------------
        MATURITY:

             Due in one year or less                   $2,634            $2,679
             Due after 1 year through 5 years          13,015            13,514
             Due after 5 years through 10 years        13,262            14,034
             Due after 10 years                         7,835             8,618
        ---------------------------------------- --------------- ---------------
                                                       36,746            38,845
        ---------------------------------------- --------------- ---------------
             Mortgage-backed securities                 8,568             8,870
        ---------------------------------------- --------------- ---------------
                 Total Maturity                       $45,314           $47,715
        ---------------------------------------- --------------- ---------------

The Company makes investments in collateralized mortgage obligations (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company's investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class and last cash flow tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if a careful assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

At December 31, 2004 and 2003, the Company held CMOs classified as available for sale with a fair value of $6.0 billion and $5.2 billion, respectively. Approximately 28% and 30%, respectively, of the Company's CMO holdings are fully collateralized by GNMA, FNMA or FHLMC securities at December 31, 2004 and 2003. In addition, the Company held $2.9 billion and $3.0 billion of GNMA, FNMA or FHLMC mortgage-backed pass-through securities at December 31, 2004 and 2003, respectively. All of these securities are rated AAA.

The Company engages in securities lending transactions whereby certain securities from its portfolio are loaned to other institutions for short periods of time. The Company generally receives cash collateral from the borrower, equal to at least the market value of the loaned securities plus accrued interest, and invests it in the Company's short-term money market pool (See Note 13). The loaned securities remain a recorded asset of the Company, however, the Company records a liability for the amount of the cash collateral held, representing its obligation to return the cash collateral, and reports that liability as part of other liabilities in the consolidated balance sheet. At December 31, 2004 and 2003, the Company held cash collateral of $2.2 billion and $2.4 billion, respectively. The Company also had $382.7 million of investments held as collateral with a third party at December 31, 2004. The Company does not have the right to sell or pledge this collateral and it is not recorded on the consolidated balance sheet. No such collateral existed at December 31, 2003.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The Company participates in dollar roll repurchase transactions as a way to generate investment income. These transactions involve the sale of mortgage-backed securities with the agreement to repurchase substantially the same securities from the same counterparty. Cash is received from the sale, which is invested in the Company's short-term money market pool. The cash is returned at the end of the roll period when the mortgage-backed securities are repurchased. The Company will generate additional investment income based upon the difference between the sale and repurchase prices. These transactions are recorded as secured borrowings. The mortgage-backed securities remain recorded as assets. The cash proceeds are reflected in short-term investments and a liability is established to reflect the Company's obligation to repurchase the securities at the end of the roll period. The liability is classified as other liabilities in the consolidated balance sheets and fluctuates based upon the timing of the repayments. The balances were insignificant at December 31, 2004 and 2003.

EQUITY SECURITIES

The cost and fair values of investments in equity securities were as follows:


        --------------------------------------------- ----------- ---------------------- ---------------------- -----------
        EQUITY SECURITIES:                                          GROSS UNREALIZED       GROSS UNREALIZED        FAIR
        ($ IN MILLIONS)                                  COST             GAINS                 LOSSES            VALUE
        --------------------------------------------- ----------- ---------------------- ---------------------- -----------
        DECEMBER 31, 2004
             Common stocks                                $153               $42                    $1              $194
             Non-redeemable preferred stocks               169                 6                     2               173
        --------------------------------------------- ----------- ---------------------- ---------------------- -----------
                 Total Equity Securities                  $322               $48                    $3              $367
        --------------------------------------------- ----------- ---------------------- ---------------------- -----------
        DECEMBER 31, 2003
             Common stocks                                $109               $27                    $2              $134
             Non-redeemable preferred stocks               214                14                     -               228
        --------------------------------------------- ----------- ---------------------- ---------------------- -----------
                 Total Equity Securities                  $323               $41                    $2              $362
        --------------------------------------------- ----------- ---------------------- ---------------------- -----------

Proceeds from sales of equity securities were $78 million, $124 million and $212 million in 2004, 2003 and 2002, respectively. Gross gains of $29 million, $23 million and $8 million and gross losses of $10 million, $2 million and $4 million in 2004, 2003 and 2002, respectively, were realized on those sales. Additional losses of $5 million, $11 million and $19 million in 2004, 2003 and 2002, respectively, were realized due to other-than-temporary losses in value.

OTHER-THAN-TEMPORARY LOSSES ON INVESTMENTS

Management has determined that the unrealized losses on the Company's investments in fixed maturity and equity securities at December 31, 2004 are temporary in nature. The Company conducts a periodic review to identify and evaluate investments that have indications of possible impairment. An investment in a debt or equity security is impaired if its fair value falls below its cost and the decline is considered other-than-temporary. Factors considered in determining whether a loss is other-than-temporary include the length of time and extent to which fair value has been below cost; the financial condition and near-term prospects of the issuer;

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

and the Company's ability and intent to hold the investment for a period of time sufficient to allow for any anticipated recovery. The Company's review for impairment generally entails:

o Identification and evaluation of investments that have possible indications of impairment;

o Analysis of individual investments that have fair values less than 80% of amortized cost, including consideration of the length of time the investment has been in an unrealized loss position;

o Discussion of evidential matter, including an evaluation of factors or triggers that would or could cause individual investments to qualify as having other-than-temporary impairments and those that would not support other-than-temporary impairment;

o Documentation of the results of these analyses, as required under business policies.

The table below shows the fair value of investments in fixed maturities and equity securities that are available for sale and have been in an unrealized loss position at December 31, 2004:


                                                                    Gross Unrealized Losses
                                                        ---------------------------------------------------
                                                         Less Than One Year         One Year or Longer               Total
                                                        ------------------------ -------------------------- ------------------------
                                                                          Gross                      Gross                    Gross
                                                            Fair     Unrealized         Fair    Unrealized        Fair   Unrealized
($ IN MILLIONS)                                            Value         Losses        Value        Losses       Value       Losses
------------------------------------------------------- --------- -------------- ------------ ------------- ----------- ------------
Fixed maturity securities available-for-sale:
Mortgage-backed securities-CMOs and pass-through
    securities                                              $955             $7          $82            $2      $1,037           $9
U.S. Treasury securities and obligations of U.S.
    Government and government agencies and authorities        66              -           11             -          77            -
Obligations of states, municipalities and political
     subdivisions                                              4              -           11             1          15            1
Debt securities issued by foreign governments                 24              1            2             -          26            1
All other corporate bonds                                  3,494             32          269             8       3,763           40
Other debt securities                                      1,072             10          199             4       1,271           14
Redeemable preferred stock                                    15              -            7             1          22            1
------------------------------------------------------- --------- -------------- ------------ ------------- ----------- ------------
Total fixed maturities                                    $5,630            $50         $581           $16      $6,211          $66
Equity securities                                            $39             $2          $14            $1         $53           $3
------------------------------------------------------- --------- -------------- ------------ ------------- ----------- ------------

At December 31, 2004, the cost of approximately 825 investments in fixed maturity and equity securities exceeded their fair value by $69 million. Of the $69 million, $50 million represents fixed maturity investments that have been in a gross unrealized loss position for less than a year and of these 93% are rated investment grade. Fixed maturity investments that have been in a gross unrealized loss position for a year or more total $16 million and 89% of these investments are rated investment grade. The gross unrealized loss on equity securities was $3 million at December 31, 2004.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The table below shows the fair value of investments in fixed maturities and equity securities in an unrealized loss position at December 31, 2003:


                                                                    Gross Unrealized Losses
                                                        ---------------------------------------------------
                                                           Less Than One Year       One Year or Longer               Total
                                                        ------------------------ -------------------------- ------------------------
                                                                          Gross                      Gross                    Gross
                                                            Fair     Unrealized         Fair    Unrealized        Fair   Unrealized
($ IN MILLIONS)                                            Value         Losses        Value        Losses       Value       Losses
------------------------------------------------------- --------- -------------- ------------ ------------- ----------- ------------
Fixed maturity securities available-for-sale:
Mortgage-backed securities-CMOs and pass-through
    securities                                            $1,182            $18          $17            $-      $1,199          $18
U.S. Treasury securities and obligations of U.S.
    Government and government agencies and authorities     1,180             12            -             -       1,180           12
Obligations of states, municipalities and political
     subdivisions                                             45              2            -             -          45            2
Debt securities issued by foreign governments                 55              1            -             -          55            1
All other corporate bonds                                  1,793             39          503            25       2,296           64
Other debt securities                                        755             18           89             3         844           22
Redeemable preferred stock                                    12              1           11             1          23            1
------------------------------------------------------- --------- -------------- ------------ ------------- ----------- ------------
Total fixed maturities                                    $5,022            $91         $620           $29      $5,642         $120
Equity securities                                            $25             $1           $5            $1         $30           $2
------------------------------------------------------- --------- -------------- ------------ ------------- ----------- ------------

At December 31, 2003, the cost of approximately 670 investments in fixed maturity and equity securities exceeded their fair value by $122 million. Of the $122 million, $91 million represents fixed maturity investments that have been in a gross unrealized loss position for less than a year and of these 78% are rated investment grade. Fixed maturity investments that have been in a gross unrealized loss position for a year or more total $29 million and 38% of these investments are rated investment grade. The gross unrealized loss on equity securities was $2 million at December 31, 2003.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

AGING OF GROSS UNREALIZED LOSSES ON AVAILABLE FOR SALE

The aging of gross unrealized losses on fixed maturity investments is as follows:

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 TOTAL FIXED MATURITIES
                                                                                                  WITH UNREALIZED LOSS
                                                              TOTAL FIXED MATURITIES              TOTALING 20% OR MORE
------------------------------------------------------- ------------------------------------ ----------------------------------
DECEMBER 31, 2004                                         AMORTIZED         UNREALIZED          AMORTIZED         UNREALIZED
($ IN MILLIONS)                                              COST              LOSS               COST               LOSS
------------------------------------------------------- ----------------- ------------------ --------------- ------------------
     Six months or less                                      $4,435               $31                 $1              $-
     Greater than six months to nine months                   1,029                14                  -               -
     Greater than nine months to twelve months                  215                 5                  -               -
     Greater than twelve months                                 597                16                  -               -
                                                           --------             -----               ----             ---
         Total                                               $6,276               $66                 $1              $-
                                                           ========             =====               ====             ===


-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 TOTAL FIXED MATURITIES
                                                                                                  WITH UNREALIZED LOSS
                                                              TOTAL FIXED MATURITIES              TOTALING 20% OR MORE
------------------------------------------------------- ------------------------------------ ----------------------------------
DECEMBER 31, 2003                                         AMORTIZED         UNREALIZED          AMORTIZED         UNREALIZED
($ IN MILLIONS)                                              COST              LOSS               COST               LOSS
------------------------------------------------------- ----------------- ------------------ --------------- ------------------
     Six months or less                                      $4,356               $68                $24              $7
     Greater than six months to nine months                     558                17                  -               -
     Greater than nine months to twelve months                  199                 6                  2               -
     Greater than twelve months                                 650                29                  3               1
                                                           --------             -----               ----             ---
         Total                                               $5,763              $120                $29              $8
                                                           ========             =====               ====             ===


Fair values of investments in fixed maturities and equity securities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. The fair value of investments for which quoted market prices, third-party broker quotations or validated model prices are not available amounted to $345.0 million and $1,058.4 million at December 31, 2004 and 2003, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

MORTGAGE LOANS

At December 31, 2004 and 2003, the Company's mortgage loan portfolios consisted of the following:

        ---------------------------------- ---------------- ---------------
        ($ IN MILLIONS)                              2004            2003
        ---------------------------------- ---------------- ---------------
        Current Mortgage Loans                     $2,070          $1,841
        Underperforming Mortgage Loans                 54              45
        ---------------------------------- ---------------- ---------------
             Total Mortgage Loans                  $2,124          $1,886
        ---------------------------------- ---------------- ---------------

Underperforming mortgage loans include delinquent mortgage loans over 90 days past due, loans in the process of foreclosure and loans modified at interest rates below market.

Aggregate annual maturities on mortgage loans at December 31, 2004 are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

        ------------------------------------------------------ ----------------
        YEAR ENDING DECEMBER 31,
        ($ IN MILLIONS)
        ------------------------------------------------------ ----------------
        2005                                                        $122
        2006                                                         308
        2007                                                         249
        2008                                                          93
        2009                                                         252
        Thereafter                                                 1,100
        ------------------------------------------------------ ----------------
             Total                                                $2,124
        ====================================================== ================

TRADING SECURITIES

Trading securities of the Company are held primarily in Tribeca Citigroup Investments Ltd. The assets and liabilities are valued at fair value as follows:

                                     Fair value as of         Fair value as of
($ IN MILLIONS)                      December 31, 2004       December 31, 2003
----------------                     -----------------       -----------------
ASSETS
    Trading securities
       Convertible bond arbitrage         $1,110                  $1,447
       Other                                 250                     260
                                          ------                  ------
                                          $1,360                  $1,707
                                          ======                  ======

LIABILITIES
    Trading securities sold not
       yet purchased
       Convertible bond arbitrage           $460                    $629
       Other                                  13                       8
                                            ----                    ----
                                            $473                    $637
                                            ====                    ====

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The Company's trading portfolio investments and related liabilities are normally held for periods less than six months. See Note 11.

OTHER INVESTED ASSETS

Other invested assets are composed of the following:

     ----------------------------------------------- ----------- --------------
     ($ IN MILLIONS)                                      2004           2003
     ----------------------------------------------- ----------- --------------
     Investment in Citigroup Preferred Stock            $3,212         $3,212
     Private equity and arbitrage investments            1,235          1,315
     Real estate joint ventures                            230            327
     Derivatives                                           192            182
     Real estate - Investment                               28             33
     Real estate - Foreclosed                                9             63
     Other                                                  99             56
     ----------------------------------------------- ----------- --------------
     Total                                              $5,005         $5,188
     ----------------------------------------------- ----------- --------------

CONCENTRATIONS

At December 31, 2004 and 2003, the Company had an investment in Citigroup Preferred Stock of $3.2 billion. See Note 13.

The Company both maintains and participates in a short-term investment pool for its insurance affiliates. See Note 13.

The Company had concentrations of investments, excluding those in federal and government agencies, primarily fixed maturities at fair value, in the following industries:

     -------------------------------------------- -------------- --------------
     ($ IN MILLIONS)                                      2004           2003
     -------------------------------------------- -------------- --------------
     Finance                                            $6,917         $5,056
     Banking                                             3,474          2,830
     Electric Utilities                                  3,258          3,552
     -------------------------------------------- -------------- --------------

The Company held investments in foreign banks in the amount of $1,321 million and $1,018 million at December 31, 2004 and 2003, respectively, which are included in the table above.

The Company defines its below investment grade assets as those securities rated Ba1 by Moody's Investor Services (or its equivalent) or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds and notes that are classified as below investment grade. Below investment grade assets included in the categories of the preceding table include $918 million and $1,118 million in Electric Utilities at December 31, 2004 and 2003, respectively. Below investment grade assets in Finance and Banking were insignificant at December 31, 2004 and 2003. Total below investment grade assets were $5.4 billion and $5.2 billion at December 31, 2004 and 2003, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

Included in mortgage loans were the following group concentrations:

     -------------------------------------------- -------------- --------------
     ($ IN MILLIONS)                                      2004           2003
     -------------------------------------------- -------------- --------------
     STATE
     California                                           $788           $732

     PROPERTY TYPE
     Agricultural                                       $1,177         $1,025
     -------------------------------------------- -------------- --------------

The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, credit limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company's underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

NON-INCOME PRODUCING INVESTMENTS

Investments included in the consolidated balance sheets that were non-income producing amounted to $105.3 million and $104.4 million at December 31, 2004 and 2003, respectively.

RESTRUCTURED INVESTMENTS

The Company had mortgage loans and debt securities that were restructured at below market terms at December 31, 2004 and 2003. The balances of the restructured investments were insignificant. The new terms typically defer a portion of contract interest payments to varying future periods. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such loans was insignificant in 2004, 2003 and 2002. Interest on these assets, included in net investment income, was also insignificant in 2004, 2003 and 2002.

NET INVESTMENT INCOME

----------------------------------- -------------- -------------- --------------
FOR THE YEAR ENDED DECEMBER 31,             2004           2003           2002
($ IN MILLIONS)
----------------------------------- -------------- -------------- --------------
GROSS INVESTMENT INCOME
     Fixed maturities                     $2,615         $2,465         $2,359
     Mortgage loans                          184            158            167
     Trading                                  41            222              9
     Other invested assets                   303             58            203
     Citigroup Preferred Stock               203            203            178
     Other, including policy loans           108             82            104
----------------------------------- -------------- -------------- --------------
Total gross investment income              3,454          3,188          3,020
----------------------------------- -------------- -------------- --------------
Investment expenses                          106            130             84
----------------------------------- -------------- -------------- --------------
Net Investment Income                     $3,348         $3,058         $2,936
----------------------------------- -------------- -------------- --------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

REALIZED AND UNREALIZED INVESTMENT GAINS (LOSSES)

Net realized investment gains (losses) for the periods were as follows:

-------------------------------------- ------------ ------------ -----------
FOR THE YEAR ENDED DECEMBER 31,              2004         2003        2002
($ IN MILLIONS)
-------------------------------------- ------------ ------------ -----------
REALIZED INVESTMENT GAINS (LOSSES)
     Fixed maturities                       $(17)        $(28)      $(207)
     Equity securities                        19           10         (15)
     Mortgage loans                            1          (14)          -
     Real estate held for sale                (4)           1           8
     Other invested assets                     5           49         (19)
     Derivatives:
         Guaranteed minimum withdrawal
            benefit derivatives, net          30            -           -
         Other derivatives                   (14)          19         (87)
      Other                                   (4)           -          (2)
-------------------------------------- ------------ ------------ -----------
          Total realized investment
            gains (losses)                   $16          $37       $(322)
-------------------------------------- ------------ ------------ -----------

Changes in net unrealized investment gains (losses) that are reported in accumulated other changes in equity from nonowner sources were as follows:

------------------------------------------ ----------- ----------- ----------
FOR THE YEAR ENDED DECEMBER 31,                2004        2003         2002
($ IN MILLIONS)
------------------------------------------ ----------- ----------- ----------
UNREALIZED INVESTMENT GAINS (LOSSES)
     Fixed maturities                          $197      $1,198         $664
     Equity securities                            6          35            3
     Other                                       12           6           31
------------------------------------------ ----------- ----------- ----------
         Total unrealized investment gains      215       1,239          698
------------------------------------------ ----------- ----------- ----------
     Related taxes                               77         421          243
------------------------------------------ ----------- ----------- ----------
     Change in unrealized investment gains      138         818          455
     Balance beginning of year                1,444         626          171
------------------------------------------ ----------- ----------- ----------
         Balance end of year                 $1,582      $1,444         $626
------------------------------------------ ----------- ----------- ----------

VARIABLE INTEREST ENTITIES

The following table represents the carrying amounts and classification of consolidated assets that are collateral for VIE obligations. The assets in this table represent two investment vehicles that the Company was involved with prior to February 1, 2003. These two VIEs are a collateralized debt obligation and a real estate joint venture:

            $ IN MILLIONS            DECEMBER 31, 2004      DECEMBER 31, 2003
--------------------------------------------------------------------------------
            Investments                      $386                 $ 400
                Cash                            9                    11
               Other                            2                     4
                                            -----                 -----
 Total assets of consolidated VIEs           $397                  $415
--------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The debt holders of these VIEs have no recourse to the Company. The Company's maximum exposure to loss is limited to its investment of approximately $8 million. The Company regularly becomes involved with VIEs through its investment activities. This involvement is generally restricted to small passive debt and equity investments.

4.   REINSURANCE

Reinsurance is used in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. Reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term (YRT), coinsurance and modified coinsurance. Reinsurance involves credit risk and the Company monitors the financial condition of these reinsurers on an ongoing basis. The Company remains primarily liable as the direct insurer on all risks reinsured.

For TLA, since 1997 the majority of universal life business has been reinsured under an 80% ceded/20% retained YRT quota share reinsurance program and term life business has been reinsured under a 90%/10% YRT quota share reinsurance program. Beginning June 1, 2002, COLI business has been reinsured under a 90%/10% quota share reinsurance program. Beginning in September 2002, newly issued term life business has been reinsured under a 90%/10% coinsurance quota share reinsurance program. Subsequently, portions of this term coinsurance has reverted to YRT for new business. Generally, the maximum retention on an ordinary life risk is $2.5 million. Maximum retention of $2.5 million is generally reached on policies in excess of $12.5 million for universal life and $25.0 million for term insurance. For other plans of insurance, it is the policy of the Company to obtain reinsurance for amounts above certain retention limits on individual life policies, which limits vary with age and underwriting classification. Total in-force business ceded under reinsurance contracts is $397.4 billion and $356.3 billion at December 31, 2004 and 2003, respectively.

For Primerica Life, business sold prior to 1991 was reinsured under a coinsurance arrangement with approximately 50% of the face amount being ceded. For business sold from 1991 through June 1994, only amounts over the company retention of $1.0 million were reinsured through an excess loss YRT treaty. In June 1994, Primerica Life began reinsuring almost all business under a 1st dollar quota share YRT treaty with 80% being ceded. Beginning with business sold in January 1997, the amount ceded was increased from 80% to 90%.

Business sold in Canada is not included in the U.S. YRT quota share treaties. In Canada, the business sold from April 2000 through December 2003, was reinsured under a separate 1st dollar quota share YRT arrangement, with the ceding amount ranging from 70% to 90%. Beginning with business sold in January 2004, Canada began reinsuring only amounts above their company retention of $500,000.

Primerica has also entered into several reinsurance assumed treaties with Reinsurance Group of America, Inc. The reinsurance assumed treaties generated a $79 million pre-tax loss in 2001 and a $95 million pre-tax loss in 2002. The pre-tax impact from these reinsurance assumed treaties has been minor for 2003 and 2004.

During 2004, The Travelers Life and Annuity Reinsurance Company (TLARC) was formed as a pure captive insurer in order to permit the Company to cede 100% of its statutory based risk associated with the death benefit guarantee rider on certain universal life contracts. The reinsurance transaction related to statutory-only reserves, and had no impact on GAAP premiums and benefits. TLARC is a direct subsidiary of CIHC, the Company's parent. See Note 13.

                  TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

Effective July 1, 2000 the Company sold 90% of its individual long-term care insurance business to General Electric Capital Assurance Company and its subsidiary in the form of indemnity reinsurance arrangements. Written premiums ceded per these arrangements were $224.2 million, $226.8 million and $231.8 million in 2004, 2003 and 2002, respectively, and earned premiums ceded were $224.3 million, $226.7 million and $233.8 million in 2004, 2003 and 2002, respectively.

On January 3, 1995, the Company sold its group life business to The Metropolitan Life Insurance Company (MetLife) under the form of an indemnity insurance arrangement. Premiums written and earned in 2004, 2003 and 2002 were insignificant.

Prior to April 1, 2001, the Company also reinsured substantially all of the GMDB on its variable annuity product. Total variable annuity account balances with GMDB were $26.7 billion, of which $12.0 billion, or 45%, was reinsured, and $23.5 billion, of which $12.9 billion, or 55%, was reinsured at December 31, 2004 and 2003, respectively. GMDB is payable upon the death of a contractholder. When the benefit payable is greater than the account value of the variable annuity, the difference is called the net amount at risk (NAR). NAR totals $1.1 billion, of which $.9 billion, or 84%, is reinsured and $1.7 billion, of which $1.4 billion, or 81%, is reinsured at December 31, 2004 and 2003, respectively.

TIC writes workers' compensation business. This business is reinsured through a 100% quota-share agreement with The Travelers Indemnity Company, an insurance subsidiary of St. Paul Travelers. See Note 14.

A summary of reinsurance financial data reflected within the consolidated statements of income and balance sheets is presented below ($ in millions):

                                        FOR THE YEARS ENDING DECEMBER 31,
WRITTEN PREMIUMS                          2004            2003           2002
------------------------------------ ------------ -------------- --------------
Direct                                  $2,908          $2,979         $2,610
Assumed                                      1               1              -
Ceded to:
     The Travelers Indemnity Company        (4)              2            (83)
     Other companies                      (684)           (638)          (614)
------------------------------------ ------------ -------------- --------------
Total Net Written Premiums              $2,221          $2,344         $1,913
==================================== ============ ============== ==============
EARNED PREMIUMS                           2004            2003           2002
------------------------------------ ------------ -------------- --------------
Direct                                  $2,916          $3,001         $2,652
Assumed                                      1               1              -
Ceded to:
     The Travelers Indemnity Company        (1)            (21)          (109)
     Other companies                      (690)           (654)          (619)
------------------------------------ ------------ -------------- --------------
Total Net Earned Premiums               $2,226          $2,327         $1,924
==================================== ============ ============== ==============

The Travelers Indemnity Company was an affiliate for part of 2002.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

Reinsurance recoverables at December 31, 2004 and 2003 include amounts recoverable on unpaid and paid losses and were as follows ($ in millions):

REINSURANCE RECOVERABLES                            2004           2003
------------------------------------------- -------------- --------------
Life and accident and health business             $3,178         $2,885
Property-casualty business:
     The Travelers Indemnity Company               1,489          1,585
------------------------------------------- -------------- --------------
Total Reinsurance Recoverables                    $4,667         $4,470
=========================================== ============== ==============

Reinsurance recoverables for the life and accident and health business include $1,876 million and $1,617 million at December 31, 2004 and 2003, respectively, from General Electric Capital Assurance Company. Assets collateralizing these receivables in the amount of $1,894 million and $1,632 million at December 31, 2004 and 2003, respectively, were held in trust for the purpose of paying Company claims.

Reinsurance recoverables also include $409 million and $435 million at December 31, 2004 and 2003, respectively, from MetLife.

5.   INTANGIBLE ASSETS

The Company's intangible assets are DAC, goodwill and the value of insurance in force. DAC and the value of insurance in force are amortizable.

     DAC

                                       Deferred & Payout                          Traditional Life &
     ($ IN MILLIONS)                       Annuities            UL & COLI               Other              Total
     -------------------------------- -------------------- --------------------- --------------------- ---------------
     Balance January 1, 2003                  $1,353              $  578                 $2,005             $3,936

     Deferred expenses & other                   340                 221                    399                960
     Amortization expense                       (212)                (33)                  (256)              (501)
                                      -------------------- --------------------- --------------------- ---------------

     Balance December 31, 2003                 1,481                 766                  2,148              4,395

     Deferred expenses & other                   448                 342                    413              1,203
     Amortization expense                       (273)                (51)                  (269)              (593)
     Underlying lapse and interest
         rate adjustment                         (17)                  -                      -                (17)
     Pattern of estimated gross
         profit adjustment                         -                 (39)                     -                (39)
                                      -------------------- --------------------- --------------------- ---------------
     Balance December 31, 2004                $1,639              $1,018                 $2,292             $4,949
     -------------------------------- -------------------- --------------------- --------------------- ---------------

VALUE OF INSURANCE IN FORCE

The value of insurance in force totaled $97 million and $112 million at December 31, 2004 and 2003, respectively, and is included in other assets. Amortization expense on the value of insurance in force was $14 million, $18 million and $25 million for the year ended December 31, 2004, 2003 and 2002, respectively. Amortization expense related to the value of insurance in force is estimated to be $16 million in 2005, $15 million in 2006, $13 million in 2007, $9 million in 2008 and $7 million in 2009.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

6.   DEPOSIT FUNDS AND RESERVES

At December 31, 2004 and December 31, 2003, the Company had $48.2 billion and $43.5 billion of life and annuity deposit funds and reserves, respectively, as follows:

($ IN MILLIONS)                         December 31, 2004   December 31, 2003
Subject to discretionary withdrawal:
    With fair value adjustments              $ 7,541             $ 6,974
    Subject to surrender charges               4,852               6,057
    Surrenderable without charge               8,105               5,756
                                             -------             -------
    Total                                    $20,498             $18,787

Not subject to discretionary withdrawal:     $27,730             $24,693
                                             -------             -------
    Total                                    $48,228             $43,480
                                             =======             =======

Average surrender charges included in the subject to surrender charge category above are 6.5% and 5.0%, respectively. In addition, during the payout phase, these funds are credited at significantly reduced interest rates. There are $519 million and $550 million of life insurance reserves included in surrenderable without charge at December 31, 2004 and December 31, 2003, respectively. The life insurance risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent for long-term policyholders. Insurance liabilities that are surrendered or withdrawn from the Company are reduced by outstanding policy loans and related accrued interest prior to payout.

Included in contractholder funds and in the preceding paragraph are GICs totaling $14.2 billion. These GICs have a weighted average interest rate of 4.23% and scheduled maturities are as follows:

($ IN MILLIONS)         FIXED GIC        VARIABLE GIC            TOTAL
                      -------------- ------------------- ----------------------
2005                     $ 1,237            $4,006             $ 5,243
2006                       1,862                 -               1,862
2007                       1,561                 -               1,561
2008                       1,343                 -               1,343
2009                       1,393                 -               1,393
2010 and thereafter        2,835                 -               2,835
                         -------            ------             -------
          Total          $10,231            $4,006             $14,237
                         =======            ======             =======

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

7.   FEDERAL INCOME TAXES

EFFECTIVE TAX RATE

 ($ IN MILLIONS)
------------------------------------ -------------- -------------- -------------
FOR THE YEAR ENDED DECEMBER 31,          2004           2003          2002
------------------------------------ -------------- -------------- -------------
Income before federal income taxes       $2,083        $1,829        $1,503
Statutory tax rate                           35%           35%           35%
------------------------------------ -------------- -------------- -------------
Expected federal income taxes               729           640           526
Tax effect of:
     Non-taxable investment income          (93)          (91)          (62)
     Tax reserve release                    (23)          (79)          (43)
     Other, net                             (11)            1             -
------------------------------------ -------------- -------------- -------------
Federal income taxes                       $602          $471          $421
==================================== ============== ============== =============
Effective tax rate                           29%           26%           28%
------------------------------------ -------------- -------------- -------------
COMPOSITION OF FEDERAL INCOME TAXES
Current:
     United States                         $530          $330          $217
     Foreign                                 33            30            19
------------------------------------ -------------- -------------- -------------
     Total                                  563           360           236
------------------------------------ -------------- -------------- -------------
Deferred:
     United States                           40           108           182
     Foreign                                 (1)            3             3
------------------------------------ -------------- -------------- -------------
     Total                                   39           111           185
------------------------------------ -------------- -------------- -------------
Federal income taxes                       $602          $471          $421
==================================== ============== ============== =============

Additional tax benefits (expense) attributable to employee stock plans allocated directly to shareholder's equity for the years ended December 31, 2004, 2003 and 2002 were $3 million, $3 million and $(17) million, respectively.

The net deferred tax liability at December 31, 2004 and 2003 was comprised of the tax effects of temporary differences related to the following assets and liabilities:

--------------------------------------------- ----------------- ---------------
($ IN MILLIONS)                                          2004          2003
--------------------------------------------- ----------------- ---------------
Deferred Tax Assets:
     Benefit, reinsurance and other reserves             $629           $574
     Operating lease reserves                              47             52
     Employee benefits                                    195            201
     Other                                                232            392
--------------------------------------------- ----------------- ---------------
           Total                                        1,103          1,219
--------------------------------------------- ----------------- ---------------
Deferred Tax Liabilities:
     Deferred acquisition costs and
       value of insurance in force                     (1,365)        (1,225)
     Investments, net                                  (1,809)        (1,795)
     Other                                               (149)          (229)
--------------------------------------------- ----------------- ---------------
            Total                                      (3,323)        (3,249)
--------------------------------------------- ----------------- ---------------
Net Deferred Tax Liability                            $(2,220)       $(2,030)
--------------------------------------------- ----------------- ---------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The Company and its subsidiaries file a consolidated federal income tax return with Citigroup. Federal income taxes are allocated to each member of the consolidated group, according to a Tax Sharing Agreement (the Agreement), on a separate return basis adjusted for credits and other amounts required by the Agreement.

TIC had $325 million and $52 million payable to Citigroup at December 31, 2004 and 2003, respectively, related to the Agreement.

At December 31, 2004 and 2003, the Company had no ordinary or capital loss carryforwards.

The policyholders' surplus account, which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account is approximately $932 million. At current rates the maximum amount of such tax would be approximately $326 million. Income taxes are not provided for on this amount because under current U.S. tax rules such taxes will become payable only to the extent such amounts are distributed as a dividend or exceed limits prescribed by federal law. The 2004 Tax Act provides that this account can be reduced directly by distributions made by the life insurance subsidiaries in 2005 and 2006. The Company intends to make sufficient distributions to eliminate this account within the timeframe permitted under the Act.

8.   SHAREHOLDER'S EQUITY

SHAREHOLDER'S EQUITY AND DIVIDEND AVAILABILITY

The Company's statutory net income, which includes the statutory net income of all insurance subsidiaries, was $842 million, $1,104 million and $256 million for the years ended December 31, 2004, 2003 and 2002, respectively. The Company's statutory capital and surplus was $7.9 billion and $7.6 billion at December 31, 2004 and 2003, respectively.

The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. A maximum of $908 million is available by the end of the year 2005 for such dividends without prior approval of the State of Connecticut Insurance Department, depending upon the amount and timing of the payments. TIC has requested approval to effect certain of the distributions described in Note 17 as an extraordinary dividend. See Note 17. In accordance with the Connecticut statute, TLAC may not pay dividends during 2005 without prior approval of the State of Connecticut Insurance Department. Primerica may pay up to $263 million to TIC in 2005 without prior approval of the Commonwealth of Massachusetts Insurance Department. The Company paid dividends of $773 million, $545 million and $586 million in 2004, 2003 and 2002, respectively.

The Company's 2004 dividends were paid in the following amounts: $467.5 million on March 30; $152.5 million on June 30; and $152.5 million on September 30. Due to the timing of the payments, these dividends were considered extraordinary.

In addition to the aforementioned quarterly dividends, the Company also made a dividend consisting of all the issued and outstanding shares of TLARC on December 15, 2004. TLARC was valued at $250,000 and was considered to be an ordinary dividend. See Notes 4 and 13 for further discussion of TLARC.

In December 2004, the Company requested and received prior approval from the State of Connecticut Insurance Department to pay an extraordinary dividend on January 3, 2005. Under Connecticut law, the ordinary dividend limitation amount is based upon the cumulative total of all dividend payments made within

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

the preceding twelve months. The Company's proposed dividend payment of $302.5 million payable on January 3, 2005 exceeded the ordinary dividend limitation by approximately $167 million, based on the 2005 dividend limit of $908 million. The State of Connecticut Insurance Department approved the request on December 19, 2004. TIC paid the dividend to its parent on January 3, 2005.

ACCUMULATED OTHER CHANGES IN EQUITY FROM NONOWNER SOURCES, NET OF TAX

Changes in each component of Accumulated Other Changes in Equity from Nonowner Sources were as follows:


                                                  NET UNREALIZED                                             ACCUMULATED OTHER
                                                     GAIN/LOSS      FOREIGN CURRENCY        DERIVATIVE       CHANGES IN EQUITY
($ IN MILLIONS)                                    ON INVESTMENT       TRANSLATION        INSTRUMENTS AND      FROM NONOWNER
                                                    SECURITIES         ADJUSTMENTS      HEDGING ACTIVITIES        SOURCES
------------------------------------------------- ---------------- -------------------- -------------------- -------------------
BALANCE, JANUARY 1, 2002                                $186                $(3)              $(109)                 $74
Unrealized gains on investment securities,
   net of tax of $167                                    308                  -                  -                   308
Add: Reclassification adjustment for losses
   included in net income, net of tax of $(78)           144                  -                  -                   144
Foreign currency translation adjustment, net
   Of tax of $2                                           -                   3                  -                     3
Less: Derivative instrument hedging activity
   losses, net of tax of $(42)                            -                   -                 (75)                 (75)
------------------------------------------------- ---------------- -------------------- -------------------- -------------------
PERIOD CHANGE                                            452                  3                 (75)                 380
------------------------------------------------- ---------------- -------------------- -------------------- -------------------
BALANCE, DECEMBER 31, 2002                               638                  -                (184)                 454
Unrealized gains on investment securities,
   net of tax of $414                                    805                  -                   -                  805
Add: Reclassification adjustment for losses
   included in net income, net of tax of $(6)             12                  -                   -                   12
Foreign currency translation adjustment, net
  of tax of $3                                             -                  4                   -                    4
Add: Derivative instrument hedging activity
   gains, net of tax of $46                                -                  -                  85                   85
------------------------------------------------- ---------------- -------------------- -------------------- -------------------
PERIOD CHANGE                                            817                  4                  85                  906
------------------------------------------------- ---------------- -------------------- -------------------- -------------------
BALANCE, DECEMBER 31, 2003                             1,455                  4                 (99)               1,360
------------------------------------------------- ---------------- -------------------- -------------------- -------------------
Unrealized gains on investment securities,
   net of tax of $58                                    139                   -                   -                  139
Less: Reclassification adjustment for gains
   included in net income, net of tax of $1              (1)                  -                   -                   (1)
Foreign currency translation adjustment, net
   Of tax of $0                                           -                   1                   -                    1
Add: Derivative instrument hedging activity
   gains, net of tax of $53                                -                  -                  98                   98
------------------------------------------------- ---------------- -------------------- -------------------- -------------------
PERIOD CHANGE                                            138                  1                  98                  237
------------------------------------------------- ---------------- -------------------- -------------------- -------------------
BALANCE, DECEMBER 31, 2004                            $1,593                 $5                $ (1)              $1,597
------------------------------------------------- ---------------- -------------------- -------------------- -------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

9.   BENEFIT PLANS

PENSION AND OTHER POSTRETIREMENT BENEFITS

The Company participates in a qualified, noncontributory defined benefit pension plan sponsored by Citigroup. The Company's share of the expense related to this plan was insignificant in 2004, 2003 and 2002.

The Company also participates in a non-qualified, noncontributory defined benefit pension plan sponsored by Citigroup. During 2002, the Company assumed Travelers Property Casualty Corporation's (TPC) share of the non-qualified pension plan related to inactive employees of the former Travelers Insurance entities as part of the TPC spin-off. See Note 14. The Company's share of net expense for this plan was insignificant for 2004, 2003 and 2002.

In addition, the Company provides certain other postretirement benefits to retired employees through a plan sponsored by Citigroup. The Company assumed TPC's share of the postretirement benefits related to inactive employees of the former Travelers Insurance entities during 2002 as part of the TPC spin-off. The Company's share of net expense for the other postretirement benefit plans was $28 million in both 2004 and 2003 and $18 million in 2002.

401(k) SAVINGS PLAN

Substantially all of the Company's employees are eligible to participate in a 401(k) savings plan sponsored by Citigroup. The Company's expenses in connection with the 401(k) savings plan were not significant in 2004, 2003 and 2002. See
Note 13.

10.  LEASES

Most leasing functions for the Company are administered by a Citigroup subsidiary. Net rent expense for the Company was $22 million, $21 million, and $24 million in 2004, 2003 and 2002, respectively.

-------------------------- ----------------------- ---------------------
YEAR ENDING DECEMBER 31,      MINIMUM OPERATING       MINIMUM CAPITAL
($ IN MILLIONS)                RENTAL PAYMENTS        RENTAL PAYMENTS
-------------------------- ----------------------- ---------------------
2005                                $ 51                    $ 5
2006                                  58                      5
2007                                  58                      6
2008                                  56                      6
2009                                  48                      6
Thereafter                            31                     12
-------------------------- ----------------------- ---------------------
Total Rental Payments               $302                    $40
========================== ======================= =====================

Future sublease rental income of approximately $54 million will partially offset these commitments. Also, the Company will be reimbursed for 50%, totaling $120 million through 2011, of the rental expense for a particular lease by an affiliate.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

11.  DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses derivative financial instruments, including financial futures contracts, swaps, interest rate caps, options and forward contracts, as a means of hedging exposure to interest rate changes, equity price changes, credit and foreign currency risk. The Company also uses derivative financial instruments to enhance portfolio income and replicate cash market investments. The Company, through Tribeca Citigroup Investments Ltd., holds and issues derivative instruments in conjunction with these investment strategies designed to enhance portfolio returns.

The Company uses exchange traded financial futures contracts to manage its exposure to changes in interest rates that arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. In addition, the Company enters into interest rate futures contracts in connection with macro hedges intended to reduce interest rate risk by adjusting portfolio duration. To hedge against adverse changes in interest rates, the Company enters long or short positions in financial futures contracts, which offset asset price changes resulting from changes in market interest rates until an investment is purchased, or a product is sold. Futures contracts are commitments to buy or sell at a future date a financial instrument, at a contracted price, and may be settled in cash or through delivery.

The Company uses equity option contracts to manage its exposure to changes in equity market prices that arise from the sale of certain insurance products. To hedge against adverse changes in the equity market prices, the Company enters long positions in equity option contracts with major financial institutions. These contracts allow the Company, for a fee, the right to receive a payment if the Standard and Poor's 500 Index falls below agreed upon strike prices.

Currency option contracts are used on an ongoing basis to hedge the Company's exposure to foreign currency exchange rates that result from the Company's direct foreign currency investments. To hedge against adverse changes in exchange rates, the Company enters into contracts that give it the right, but not the obligation, to sell the foreign currency within a limited time at a contracted price that may also be settled in cash, based on differentials in the foreign exchange rate. These contracts cannot be settled prior to maturity.

The Company enters into interest rate swaps in connection with other financial instruments to provide greater risk diversification and better match the cash flows from assets and related liabilities. In addition, the Company enters into interest rate swaps in connection with macro hedges intended to reduce interest rate risk by adjusting portfolio duration. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. The Company also enters into basis swaps in which both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date.

The Company enters into currency swaps in connection with other financial instruments to provide greater risk diversification and better match assets purchased in U.S. Dollars with a corresponding liability originated in a foreign currency. Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, foreign currency for U.S. Dollars. Generally, there is an exchange of foreign currency for U.S. Dollars at the outset of the contract based upon prevailing foreign exchange rates. Swap agreements are not exchange traded so they are subject to the risk of default by the counterparty.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The Company enters into interest rate caps in connection with other financial instruments to provide greater risk diversification and better match assets and liabilities. In addition, the Company enters into interest rate caps in connection with macro hedges intended to reduce interest rate risk by adjusting portfolio duration. Under interest rate caps, the Company pays a premium and is entitled to receive cash payments equal to the excess of the market interest rates over the strike prices multiplied by the notional principal amount. Interest rate cap agreements are not exchange traded so they are subject to the risk of default by the counterparty.

Forward contracts are used on an ongoing basis to hedge the Company's exposure to foreign currency exchange rates that result from the net investment in the Company's Canadian operations as well as direct foreign currency investments. To hedge against adverse changes in exchange rates, the Company enters into contracts to exchange foreign currency for U.S. Dollars with major financial institutions. These contracts cannot be settled prior to maturity. At the maturity date the Company must purchase the foreign currency necessary to settle the contracts.

The Company enters into credit default swaps in conjunction with a fixed income investment to reproduce the investment characteristics of a different investment. The Company will also enter credit default swaps to reduce exposure to certain corporate debt security investment exposures that it holds. Under credit default swaps, the Company agrees with other parties to receive or pay, at specified intervals, fixed or floating rate interest amounts calculated by reference to an agreed notional principal amount in exchange for the credit default risk of a specified bond. Swap agreements are not exchange traded so they are subject to the risk of default by the counterparty.

Several of the Company's hedging strategies do not qualify or are not designated as hedges for accounting purposes. This can occur when the hedged item is carried at fair value with changes in fair value recorded in earnings, the derivative contracts are used in a macro hedging strategy, the hedge is not expected to be highly effective, or structuring the hedge to qualify for hedge accounting is too costly or time consuming.

The Company monitors the creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance sheet financial instruments. The controls include credit approvals, credit limits and other monitoring procedures. Additionally, the Company enters into collateral agreements with its derivative counterparties. As of December 31, 2004, the Company held collateral under these contracts amounting to approximately $813.0 million.

The table below provides a summary of the notional and fair value of derivatives by type:


($ IN MILLIONS)                                       DECEMBER 31, 2004                      DECEMBER 31, 2003
                                                                 FAIR VALUE                           FAIR VALUE
                                                          -------------------------             ------------------------
                                             Notional                               Notional
DERIVATIVE TYPE                               Amount        Assets    Liabilities     Amount     Assets    Liabilities
                                           -------------- ----------- ------------- ----------- ---------- -------------
Interest rate, equity and currency
   swaps                                        $8,926.0      $910.4        $158.7    $7,422.3     $685.7        $178.9
Financial futures                                1,421.0            -            -       790.2          -             -
Interest rate and equity options                 1,354.8       189.1             -       754.4      182.1             -
Currency forwards                                  510.1           -           8.9       352.4        0.3           7.3
Credit derivatives                                 427.4         4.1           3.4       209.5        5.2           0.6
Interest rate caps                                 117.5         3.1             -           -          -             -
                                           -------------- ----------- ------------- ----------- ---------- -------------
          TOTAL                                $12,756.8    $1,106.7        $171.0    $9,528.8     $873.3        $186.8
                                           -------------- ----------- ------------- ----------- ---------- -------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The following table summarizes certain information related to the Company's hedging activities for the years ended December 31, 2004 and 2003:


                                                 Year Ended               Year Ended
  In millions of dollars                      December 31, 2004       December 31, 2003
  ---------------------------------------- ------------------------ -----------------------
  Hedge ineffectiveness recognized
      related to fair value hedges               $(33.2)                      $(23.2)

  Hedge ineffectiveness recognized
      related to cash flow hedges                   6.1                         (3.4)

  Net loss recorded in accumulated
      other changes in equity from
      nonowner sources related to
      net investment hedges                        (0.6)                       (33.6)

  Net loss from economic
      hedges recognized in earnings               (20.1)                        (1.6)


During the years ended December 31, 2004 and 2003 there were no discontinued forecasted transactions. The amount expected to be reclassified from accumulated other changes in equity from nonowner sources into pre-tax earnings within twelve months from December 31, 2004 is $(76.1) million.

FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to partnerships and joint ventures. All of these commitments are to unaffiliated entities. The off-balance sheet risk of fixed and variable rate loan commitments was $375.5 million and $253.5 million at December 31, 2004 and 2003, respectively. The Company had unfunded commitments of $1,075.8 million and $527.8 million to these partnerships at December 31, 2004 and 2003, respectively.

FAIR VALUE OF CERTAIN FINANCIAL INSTRUMENTS

The Company uses various financial instruments in the normal course of its business. Certain insurance contracts are excluded by SFAS No. 107, "Disclosure about Fair Value of Financial Instruments," and therefore are not included in the amounts discussed.

At December 31, 2004 and 2003, investments in fixed maturities had a carrying value and a fair value of $47.7 billion and $42.3 billion, respectively. See Notes 1 and 3.

At December 31, 2004, mortgage loans had a carrying value of $2.1 billion and a fair value of $2.2 billion and at year-end 2003 had a carrying value of $1.9 billion and a fair value of $2.0 billion. In estimating fair value, the Company used interest rates reflecting the current real estate financing market.

Included in other invested assets are 2,225 shares of Citigroup Cumulative Preferred Stock Series YYY, carried at cost of $2,225 million at December 31, 2004 and 2003, acquired as a contribution from TPC. This Series YYY Preferred Stock pays cumulative dividends at 6.767%, has a liquidation value of $1 million per

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

share and has perpetual duration, is not subject to a sinking fund or mandatory redemption but may be optionally redeemed by Citigroup at any time on or after February 27, 2022. Dividends totaling $150 million were received in both 2004 and 2003 and $125 million was received in 2002. There is no established market for this investment and it is not practicable to estimate the fair value of the preferred stock.

Included in other invested assets are 987 shares of Citigroup Cumulative Preferred Stock Series YY, carried at cost of $987 million at December 31, 2004 and 2003. This Series YY Preferred Stock pays cumulative dividends at 5.321%, has a liquidation value of $1 million per share, and has perpetual duration, is not subject to a sinking fund or mandatory redemption but may be optionally redeemed by Citigroup at any time on or after December 22, 2018. Dividends totaling $53 million were received during each of 2004, 2003 and 2002. There is no established market for this investment and it is not practicable to estimate the fair value of the preferred stock.

At December 31, 2004, contractholder funds with defined maturities had a carrying value of $15.2 billion and a fair value of $15.6 billion, compared with a carrying value and a fair value of $13.5 billion and $13.7 billion at December 31, 2003. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company's credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $14.4 billion and a fair value of $14.1 billion at December 31, 2004, compared with a carrying value of $13.1 billion and a fair value of $12.8 billion at December 31, 2003. These contracts generally are valued at surrender value.

The carrying values of $567 million and $698 million of financial instruments classified as other assets approximated their fair values at December 31, 2004 and 2003, respectively. The carrying value of $3.0 billion and $2.5 billion of financial instruments classified as other liabilities at December 31, 2004 and 2003 also approximated their fair values at both December 31, 2004 and 2003. Fair value is determined using various methods, including discounted cash flows, as appropriate for the various financial instruments.

Both the assets and liabilities of separate accounts providing a guaranteed return had a carrying value and a fair value of $350 million at December 31, 2003. This separate account was fully consolidated in 2004 per the adoption of SOP 03-1. See Note 1.

The carrying values of cash, trading securities and trading securities sold not yet purchased are carried at fair value. The carrying values of short-term securities and investment income accrued approximated their fair values. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

12.  COMMITMENTS AND CONTINGENCIES

LITIGATION

In August 1999, an amended putative class action complaint captioned LISA MACOMBER, ET AL. VS. TRAVELERS PROPERTY CASUALTY CORPORATION, ET AL. was filed in New Britain, Connecticut Superior Court against the Company, its parent corporation, certain of the Company's affiliates (collectively TLA), and the Company's former affiliate, Travelers Property Casualty Corporation. The amended complaint alleges Travelers Property Casualty Corporation purchased structured settlement annuities from the Company and spent less on the purchase of those structured settlement annuities than agreed with claimants; and that commissions paid to brokers of structured settlement annuities, including an affiliate of the Company, were paid, in part, to Travelers Property Casualty Corporation. The amended complaint was dismissed and following an appeal by plaintiff in September 2002 the Connecticut Supreme Court reversed the dismissal of several of the plaintiff's

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

claims. On May 26, 2004, the Connecticut Superior Court certified a nation wide class action. The class action claims against TLA are violation of the Connecticut Unfair Trade Practice Statute, unjust enrichment and civil conspiracy. On June 15, 2004, the Defendants, including TLA, appealed the Connecticut Superior Court's May 26, 2004 class certification order.

In 2003 and 2004, several issues in the mutual fund and variable insurance product industries have come under the scrutiny of federal and state regulators. Like many other companies in our industry, the Company has received a request for information from the Securities and Exchange Commission (SEC) and a subpoena from the New York Attorney General regarding market timing and late trading. During 2004 the SEC requested additional information about the Company's variable product operations on market timing, late trading and revenue sharing, and the SEC, the National Association of Securities Dealers and the New York Insurance Department have made inquiries into these issues and other matters associated with the sale and distribution of insurance products. In addition, like many insurance companies and agencies, in 2004 and 2005 the Company received inquiries from certain state Departments of Insurance regarding producer compensation and bidding practices. The Company is cooperating fully with all of these requests and is not able to predict their outcomes.

In addition, the Company is a defendant or co-defendant in various other litigation matters in the normal course of business. These include civil actions, arbitration proceedings and other matters arising in the normal course of business out of activities as an insurance company, a broker and dealer in securities or otherwise.

In the opinion of the Company's management, the ultimate resolution of these legal and regulatory proceedings would not be likely to have a material adverse effect on the Company's consolidated financial condition or liquidity, but, if involving monetary liability, may be material to the Company's operating results for any particular period.

OTHER

The Company is a member of the Federal Home Loan Bank of Boston (the Bank), and in this capacity has entered into a funding agreement (the agreement) with the Bank where a blanket lien has been granted to collateralize the Bank's deposits. The Company maintains control of these assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. The agreement further states that upon any event of default, the Bank's recovery is limited to the amount of the member's outstanding funding agreement. The amount of the Company's liability for funding agreements with the Bank as of December 31, 2004 is $1.1 billion, included in contractholder funds. The Company holds $60.3 million of common stock of the Bank, included in equity securities.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The Company has provided a guarantee on behalf of Citicorp International Life Insurance Company, Ltd. (CILIC), an affiliate. The Company has guaranteed to pay claims up to $1 billion of life insurance coverage for CILIC. This guarantee takes effect if CILIC cannot pay claims because of insolvency, liquidation or rehabilitation. Life insurance coverage in force under this guarantee at December 31, 2004 is $466 million. The Company does not hold any collateral related to this guarantee.

13.  RELATED PARTY TRANSACTIONS

Citigroup and certain of its subsidiaries provide investment management and accounting services, payroll, internal auditing, benefit management and administration, property management and investment technology services to the Company as of December 31, 2004. The Company paid Citigroup and its subsidiaries $41.0 million, $55.3 million and $56.9 million in 2004, 2003 and 2002, respectively, for these services. The amounts due to affiliates related to these services, included in other liabilities at December 31, 2004 and 2003, were insignificant.

The Company has received reimbursements from Citigroup and its affiliates related to the Company's increased benefit and lease expenses after the TPC spin-off. See Note 14. These reimbursements totaled $27.4 million, $34.3 million and $15.5 million in 2004, 2003 and 2002, respectively.

The Company maintains a short-term investment pool in which its insurance affiliates participate. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 2004 and 2003, the pool totaled approximately $4.1 billion and $3.8 billion, respectively. The Company's share of the pool amounted to $3.3 billion at both December 31, 2004 and 2003, and is included in short-term securities in the consolidated balance sheets.

At December 31, 2004 and 2003, the Company had outstanding loaned securities to an affiliate, Citigroup Global Markets, Inc. (CGMI), of $361.5 million and $238.5 million, respectively.

Included in other invested assets is a $3.2 billion investment in Citigroup Preferred Stock at December 31, 2004 and 2003, carried at cost. Dividends received on these investments were $203 million in both 2004 and 2003 and $178 million in 2002. See Notes 11 and 17.

The Company had investments in an affiliated joint venture, Tishman Speyer, in the amount of $92.9 million and $166.3 million at December 31, 2004 and 2003, respectively. Income of $54.2 million, $18.6 million and $99.7 million was earned on these investments in 2004, 2003 and 2002, respectively.

The Company also had an investment in Greenwich Street Capital Partners I, an affiliated private equity investment, in the amount of $45.3 million and $48.3 million at December 31, 2004 and 2003, respectively. Income of $4.5 million, $33.9 million and $0 were earned on this investment in 2004, 2003 and 2002, respectively.

In the ordinary course of business, the Company purchases and sells securities through affiliated broker-dealers, including SB. These transactions are conducted on an arm's-length basis. Amounts due to SB were $363.7 million and $134.4 million at December 31, 2004 and 2003, respectively.

The Company markets deferred annuity products and life insurance through its affiliate, Smith Barney (SB), a division of CGMI. Annuity deposits related to these products were $877 million, $835 million, and $1.0 billion in 2004, 2003 and 2002, respectively. Life

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

premiums were $137.5 million, $114.9 million and $109.7 million in 2004, 2003 and 2002, respectively. Commissions and fees paid to SB were $71.9 million, $70.3 million and $77.0 million in 2004, 2003 and 2002, respectively.

The Company also markets individual annuity and life insurance through CitiStreet Retirement Services, a division of CitiStreet LLC, (CitiStreet), a joint venture between Citigroup and State Street Bank. Deposits received from CitiStreet were $1.5 billion, $1.4 billion and $1.6 billion in 2004, 2003 and 2002, respectively. Commissions and fees paid to CitiStreet were $45.9 million, $52.9 million and $54.0 million in 2004, 2003 and 2002, respectively.

The Company markets individual annuity products through an affiliate Citibank, N.A. (together with its subsidiaries, Citibank). Deposits received from Citibank were $525 million, $357 million and $321 million in 2004, 2003 and 2002, respectively. Commissions and fees paid to Citibank were $44.3 million, $29.8 million and $24.0 million in 2004, 2003 and 2002, respectively.

Primerica Financial Services, Inc. (PFS), an affiliate, is a distributor of products for TLA. PFS or its affiliates sold $983 million, $714 million and $787 million of individual annuities in 2004, 2003 and 2002, respectively. Commissions and fees paid to PFS were $75.4 million, $58.1 million and $60.4 million in 2004, 2003 and 2002, respectively.

Primerica Life has entered into a General Agency Agreement with PFS that provides that PFS will be Primerica Life's general agent for marketing all insurance of Primerica Life. In consideration of such services, Primerica Life agreed to pay PFS marketing fees of no less than $10 million per year based upon U.S. gross direct premiums received by Primerica Life. The fees paid by Primerica Life were $15 million in 2004 and $12.5 million in each of 2003 and 2002.

During 2004 TLARC was established as a pure captive to reinsure 100% of the statutory based risk associated with universal life contracts. Statutory premiums paid by the Company to TLARC totaled $1,071 million in 2004. Ceding commissions and experience refunds paid by TLARC to the Company totaled $1,054 million in 2004. The net amount paid was $17 million and reported as a reduction of other income. See Note 4.

TIC has made a solvency guarantee for an affiliate, CILIC. See Note 12.

The Company participates in a stock option plan sponsored by Citigroup that provides for the granting of stock options in Citigroup common stock to officers and other employees. To further encourage employee stock ownership, Citigroup introduced the WealthBuilder stock option program during 1997 and the Citigroup Ownership Program in 2001. Under these programs, all employees meeting established requirements have been granted Citigroup stock options. During 2001, Citigroup introduced the Citigroup 2001 Stock Purchase Program for new employees, which allowed eligible employees of Citigroup, including the Company's employees, to enter into fixed subscription agreements to purchase shares at the market value on the date of the agreements. During 2003 Citigroup introduced the Citigroup 2003 Stock Purchase Program, which allowed eligible employees of Citigroup, including the Company's employees, to enter into fixed subscription agreements to purchase shares at the lesser of the market value on the first date of the offering period or the market value at the close of the offering period. Enrolled employees are permitted to make one purchase prior to the expiration date. The Company's charge to income for these plans was insignificant in 2004, 2003 and 2002.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The Company also participates in the Citigroup Capital Accumulation Program. Participating officers and other employees receive a restricted stock award in the form of Citigroup common stock. These restricted stock awards generally vest after a three-year period and, except under limited circumstances, the stock can not be sold or transferred during the restricted period by the participant, who is required to render service to the Company during the restricted period. The Company's charge to income for this program was insignificant in 2004, 2003 and 2002.

Unearned compensation expense associated with the Citigroup restricted common stock grants, which represents the market value of Citigroup's common stock at the date of grant, is included in other assets in the consolidated balance sheet and is recognized as a charge to income ratably over the vesting period. The Company's charge to income was insignificant during 2004, 2003 and 2002.

14.  TRAVELERS PROPERTY CASUALTY SPIN-OFF

On April 1, 2004 TPC merged with a subsidiary of The St. Paul Companies to form St. Paul Travelers.

On March 27, 2002, TPC, the Company's parent at December 31, 2001, completed its IPO. On August 20, 2002, Citigroup made a tax-free distribution to its stockholders of a majority portion of its remaining interest in TPC. In 2002, prior to the IPO the following transactions occurred:

     o The common stock of the Company was distributed by TPC to CIHC so the Company would remain an indirect wholly owned subsidiary of Citigroup.

     o The Company sold its home office buildings in Hartford, Connecticut and a building housing TPC's information systems in Norcross, Georgia to TPC for $68 million.

     o TLA Holdings LLC, a non-insurance subsidiary valued at $142 million, was contributed to the Company by TPC.

     o The Company assumed pension, postretirement and post employment benefits payable to all inactive employees of the former Travelers Insurance entities and received $189 million of cash and other assets from TPC to offset these benefit liabilities. In March 2003, TPC paid the Company $22.6 million as a settlement for these benefit-related liabilities.

     o The Company received 2,225 shares of Citigroup's 6.767% Cumulative Preferred Stock, Series YYY, with a par value of $1.00 per share and a liquidation value of $1 million per share as a contribution from TPC.

In connection with the TPC IPO and distribution, the Company's additional paid-in capital increased $1,596 million during 2002 as follows:

     ($ IN MILLIONS)

     Citigroup Series YYY Preferred Stock                     $2,225
     TLA Holdings LLC                                            142
     Cash and other assets                                       189
     Pension, postretirement, and post-
           employment benefits payable                          (279)
     Deferred tax assets                                          98
     Deferred tax liabilities                                   (779)
                                                              --------
                                                              $1,596
                                                              ========

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

At December 31, 2001, TPC and its subsidiaries were affiliates of the Company and provided certain services to the Company. These services included data processing, facilities management, banking and financial functions, benefits administration and others. During 2002, the Company began phasing out these services. The Company paid TPC $4.9 million and $33.6 million in 2003 and 2002, respectively, for these services. In 2004, The Company did not receive these services.

The Company has a license from St. Paul Travelers to use the names "Travelers Life & Annuity," "The Travelers Insurance Company," "The Travelers Life and Annuity Company" and related names in connection with the Company's business.

15.  RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES

The following table reconciles net income to net cash provided by operating activities:


-------------------------------------------------- ------------ ------------ ------------
FOR THE YEAR ENDED DECEMBER 31,                       2004         2003         2002
($ IN MILLIONS)
-------------------------------------------------- ------------ ------------ ------------
Net Income                                           $1,481       $1,358       $1,082
    Adjustments to reconcile net income to net
    cash provided by operating activities:
       Realized (gains) losses                          (16)         (37)         322
       Deferred federal income taxes                     (9)          58          185
       Amortization of deferred policy
         acquisition costs                              649          501          393
       Additions to deferred policy acquisition
         costs                                       (1,203)        (960)        (879)
       Investment income                                106         (503)        (119)
       Premium balances                                  (8)           8           (7)
       Insurance reserves and accrued expenses          604          832          493
       Other                                            (79)        (443)        (402)
-------------------------------------------------- ------------ ------------ ------------
Net cash provided by operations                      $1,525         $814       $1,068
-------------------------------------------------- ------------ ------------ ------------


16.  NON-CASH INVESTING AND FINANCING ACTIVITIES

In 2004, significant non-cash investing and financing activities include the minority interest reversal of joint ventures held by TPC in the amount of $(58) million. In 2003, these activities include the acquisition of real estate through foreclosures of mortgage loans amounting to $53 million and the inclusion of the TPC minority interest in joint ventures in the amount of $63 million. In 2002, these activities include the contribution of $2,225 million of Citigroup YYY Preferred Stock and related deferred tax liability of $779 million; a $17 million COLI asset and $98 million deferred tax asset related to the transfer of $279 million of pension and postretirement benefits, transferred for $172 million cash; and the contribution of a non-insurance company, TLA Holdings, LLC, for $142 million.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

17.  SUBSEQUENT EVENT

On January 31, 2005, Citigroup announced that it had agreed to sell TIC, including TLAC and certain other domestic and international insurance businesses (the Life Insurance and Annuity Businesses) to MetLife, Inc. (MetLife) pursuant to an Acquisition Agreement (the Agreement). The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Citigroup currently anticipates that the intended sale would be completed during this summer.

The Company's Primerica segment and certain other assets will remain with Citigroup. Accordingly, prior to the closing, TIC will distribute to its parent company by way of dividend (i) all of the outstanding shares of common stock of the Company's 100% owned subsidiary, Primerica Life Insurance Company (Primerica
Life), (ii) all shares of Citigroup's Series YYY and Series YY preferred stock held by the Company and (iii) certain other assets, including certain assets and liabilities related to the Company's share of the non-qualified pension plan, and post retirement benefits related to inactive employees of the former Travelers Insurance entities, assumed during Citigroup's 2002 spin-off of the Travelers Property Casualty operations (collectively, the Dispositions). The Dispositions require certain regulatory approvals.

Subject to closing adjustments described in the Agreement, the contemplated sale price would be $11.5 billion.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholder
The Travelers Insurance Company:

Under date of March 28, 2005, we reported on the consolidated balance sheets of The Travelers Insurance Company and subsidiaries as of December 31, 2004 and 2003, and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 2004, which are included in the Form 10-K. In connection with our audits of the aforementioned consolidated financial statements, we also audited the related consolidated financial statement schedules as listed in the accompanying index. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statement schedules based on our audits.

In our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, the Company changed its methods of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004, variable interest entities in 2003, and for goodwill and intangible assets in 2002.

/s/KPMG LLP

Hartford, Connecticut
March 28, 2005

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES

                                   SCHEDULE I
       SUMMARY OF INVESTMENTS - OTHER THAN INVESTMENTS IN RELATED PARTIES
                                DECEMBER 31, 2004
                                 ($ IN MILLIONS)

---------------------------------------------------------------------- -------------- -------------- ------------------------
TYPE OF INVESTMENT                                                                                       AMOUNT SHOWN IN
                                                                           COST           VALUE          BALANCE SHEET(1)
---------------------------------------------------------------------- -------------- -------------- ------------------------
Fixed Maturities:
     Bonds:
         U.S. Government and government agencies and
           authorities                                                      $6,582         $6,840              $6,840
         States, municipalities and political subdivisions                     364            404                 404
         Foreign governments                                                   847            927                 927
         Public utilities                                                    2,516          2,710               2,710
         Convertible bonds and bonds with warrants attached                    228            245                 245
         All other corporate bonds                                          34,601         36,373              36,373
---------------------------------------------------------------------- -------------- -------------- ------------------------
              Total Bonds                                                   45,138         47,499              47,499
     Redeemable preferred stocks                                               176            216                 216
---------------------------------------------------------------------- -------------- -------------- ------------------------
         Total Fixed Maturities                                             45,314         47,715              47,715
---------------------------------------------------------------------- -------------- -------------- ------------------------
Equity Securities:
     Common Stocks:
         Banks, trust and insurance companies                                   13             17                  17
         Industrial, miscellaneous and all other                               140            177                 177
---------------------------------------------------------------------- -------------- -------------- ------------------------
              Total Common Stocks                                              153            194                 194
     Nonredeemable preferred stocks                                            169            173                 173
---------------------------------------------------------------------- -------------- -------------- ------------------------
         Total Equity Securities                                               322            367                 367
---------------------------------------------------------------------- -------------- -------------- ------------------------
Mortgage Loans                                                               2,124                              2,124
Real Estate Held For Sale                                                       37                                 37
Policy Loans                                                                 1,121                              1,121
Short-Term Securities                                                        3,731                              3,731
Trading Securities                                                           1,360                              1,360
Other Investments(2)(3)(4)                                                   1,341                              1,341
---------------------------------------------------------------------- -------------- -------------- ------------------------
         Total Investments                                                 $55,350                            $57,796
====================================================================== ============== ============== ========================


(1) Determined in accordance with methods described in Notes 1 and 3 of the Notes to Consolidated Financial Statements.

(2) Excludes $3.2 billion of Citigroup Inc. preferred stock. See Note 13 of Notes to Consolidated Financial Statements.

(3) Also excludes $415 million fair value of investment in affiliated partnership interests.

(4) Includes derivatives marked to market and recorded at fair value in the balance sheet.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES

                                  SCHEDULE III
                       SUPPLEMENTARY INSURANCE INFORMATION
                                 ($ IN MILLIONS)


----------------------------------- ---------------- ---------------- ----------------- ------------ --------------- ------------
                                                       FUTURE POLICY
                                       DEFERRED        BENEFITS,           OTHER POLICY
                                       POLICY          LOSSES, CLAIMS      CLAIMS AND                  NET           BENEFITS,
                                       ACQUISITION     AND LOSS            BENEFITS       PREMIUM      INVESTMENT    CLAIMS AND
                                       COSTS           EXPENSES(1)         PAYABLE        REVENUE      INCOME        LOSSES(2)
----------------------------------- ---------------- ---------------- ----------------- ------------ --------------- ------------
        2004
Travelers Life & Annuity                $2,771           $46,452             $581            $911         $3,012        $2,716
Primerica                                2,178             3,696              180           1,315            336           560
----------------------------------- ---------------- ---------------- ----------------- ------------ --------------- ------------
Total                                   $4,949           $50,148             $761          $2,226         $3,348        $3,276
=================================== ================ ================ ================= ============ =============== ============
        2003
Travelers Life & Annuity                $2,361           $42,023             $532          $1,082         $2,743        $2,816
Primerica                                2,034             3,500              161           1,245            315           534
----------------------------------- ---------------- ---------------- ----------------- ------------ --------------- ------------
Total                                   $4,395           $45,523             $693          $2,327         $3,058        $3,350
=================================== ================ ================ ================= ============ =============== ============
       2002
Travelers Life & Annuity                $2,043           $37,774             $461           $ 730         $2,646        $2,404
Primerica                                1,893             3,261              147           1,194            290           527
----------------------------------- ---------------- ---------------- ----------------- ------------ --------------- ------------
Total                                   $3,936           $41,035             $608          $1,924         $2,936        $2,931
=================================== ================ ================ ================= ============ =============== ============

----------------------------------- ------------------- ------------- ----------
                                    AMORTIZATION OF
                                    DEFERRED POLICY      OTHER
                                    ACQUISITION          OPERATING     PREMIUMS
                                    COSTS                EXPENSES      WRITTEN
----------------------------------- ------------------- ------------- ----------
        2004
Travelers Life & Annuity                  $400             $259            $911
Primerica                                  249              228           1,310
----------------------------------- ------------------- ------------- ----------
Total                                     $649             $487          $2,221
=================================== =================== ============= ==========
        2003
Travelers Life & Annuity                  $266             $240          $1,093
Primerica                                  235              219           1,251
----------------------------------- ------------------- ------------- ----------
Total                                     $501             $459          $2,344
=================================== =================== ============= ==========
       2002
Travelers Life & Annuity                  $174             $190           $ 729
Primerica                                  219              217           1,184
----------------------------------- ------------------ ------------ ------------
Total                                     $393             $407          $1,913
=================================== ================== ============ ============


(1)  Includes contractholder funds.
(2)  Includes interest credited to contractholders.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES

                                   SCHEDULE IV
                                   REINSURANCE
                                 ($ IN MILLIONS)

       -------------------------------------- -------------- ---------------- ---------------- ------------ ----------------
                                                                                                             PERCENTAGE OF
                                                             CEDED TO OTHER    ASSUMED FROM                 AMOUNT ASSUMED
                                              GROSS AMOUNT      COMPANIES     OTHER COMPANIES  NET AMOUNT       TO NET
       -------------------------------------- -------------- ---------------- ---------------- ------------ ----------------
     2004
       Life Insurance In Force                     $646,184        $397,411          $3,470        $252,243          1.4%

       Premiums:
            Life insurance                         $  2,609        $    460          $    1        $  2,150            -
            Accident and health insurance               305             229               -              76            -
            Property casualty                             1               1               -               -            -
                                                   --------        --------          ------        --------       ------
                Total Premiums                     $  2,915        $    690          $    1        $  2,226            -
                                                   ========        ========          ======        ========       ======
      2003
       Life Insurance In Force                     $593,006        $356,298          $3,519        $240,227          1.4%

       Premiums:
            Life insurance                         $  2,672        $    419          $    1        $  2,254            -
            Accident and health insurance               308             235               -              73            -
            Property casualty                            21              21               -               -            -
                                                   --------        --------          ------        --------       ------
                Total Premiums                     $  3,001        $    675          $    1        $  2,327            -
                                                   ========        ========          ======        ========       ======
      2002
       Life Insurance In Force                     $549,066        $321,940          $3,568        $230,694          1.5%

       Premiums:
            Life insurance                         $  2,227          $  377          $    -        $  1,850            -
            Accident and health insurance               316             242               -              74            -
            Property casualty                           109             109               -               -            -
                                                   --------        --------          ------        --------       ------
                Total Premiums                     $  2,652        $    728          $    -        $  1,924            -
                                                   ========        ========          ======        ========       ======


                         THE TRAVELERS INSURANCE COMPANY
                                  ONE CITYPLACE
                        HARTFORD, CONNECTICUT 06103-3415




























L-11843S                                                                May 2005

                                     PART C

                                OTHER INFORMATION

ITEM 27.      EXHIBITS

     EXHIBIT
      NUMBER      DESCRIPTION

        a. Resolution of the Board of Directors of The Travelers Insurance Company authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit No. 1 to Post-Effective Amendment No. 17 to the Registration Statement on Form S-6 filed April 29, 1996.)

        b.        Not Applicable.

       c.1. Distribution and Principal Underwriting Agreement among the Registrant, The Travelers Insurance Company and Travelers Distribution LLC. (Incorporated herein by reference to Exhibit c.1 to Post Effective Amendment No. 3 to the Registration Statement on Form N-6, File No. 333-56952 filed February 7, 2003.)

       c.2. Specimen Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, File No. 333-65942 filed April 15, 2003.)

       d.1. Form of Variable Life Insurance Contracts. (Incorporated herein by reference to Exhibit No. 5 to Post-Effective Amendment No. 17 to the Registration Statement on Form S-6 filed April 29, 1996.)

       d.2. Primary or Other Insured Term Rider (MarketLife). (Incorporated herein by reference to Exhibit d.2 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-6 filed April 30, 2003.)

       d.3. Child Term Insurance Rider (MarketLife). (Incorporated herein by reference to Exhibit d.3 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-6 filed April 30, 2003.)

       d.4. Lapse Protection Guarantee Rider (MarketLife). (Incorporated herein by reference to Exhibit d.4 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-6 filed April 30, 2003.)

       d.5. Maturity Extension Rider (MarketLife). (Incorporated herein by reference to Exhibit d.5 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-6 filed April 30, 2003.)

       d.6. Cost of Living Increase Rider (MarketLife/Invest). (Incorporated herein by reference to Exhibit d.6 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-6 filed April 30, 2003.)

       d.7. Waiver of Deduction Amount Rider (MarketLife/Invest). (Incorporated herein by reference to Exhibit d.7 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-6 filed April 30, 2003.)

       d.8. Childrens Level Term Life Insurance Provision (Rider) (InVest). (Incorporated herein by reference to Exhibit d.8 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-6 filed April 30, 2003.)

       d.9. Cost of Living Increase Rider (InVest). (Incorporated herein by reference to Exhibit d.9 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-6 filed April 30, 2003.)

      d.10. Spouse and Children Term Life Insurance Provision (InVest). (Incorporated herein by reference to Exhibit d.10 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-6 filed April 30, 2003.)

        e.        Application for Variable Life Insurance Contracts.
                  (Incorporated herein by reference to Exhibit 10 to Post-Effective Amendment No. 19 to the Registration Statement on Form S-6, File No. 2-88637, filed April 24, 1998.)

       f.1. Charter of The Travelers Insurance Company, as amended on October 19, 1994. (Incorporated herein by reference to Exhibit 3(a)(i) to the Registration Statement filed on Form S-2, File No. 33-58677, filed April 29, 1996.)

       f.2. By-Laws of The Travelers Insurance Company, as amended on October 20, 1994. (Incorporated herein by reference to Exhibit 3(b)(i) to the Registration Statement filed on Form S-2, File No. 33-58677, filed via Edgar on April 18, 1995.)

        g. Specimen Reinsurance Contracts. (Incorporated herein by reference to Exhibit g to Post-Effective

                  Amendment No. 3 to the Registration Statement on Form N-6, File No. 333-56952, filed February 7, 2003.)

        h. Form of Participation Agreement. (Incorporated herein by reference to Exhibit 8 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, File No. 333-101778.)

        i.        Administrative Contracts. Not applicable.

        j.        None.

        k. Opinion of counsel as to the legality of the securities being registered. (Incorporated herein by reference to Exhibit k to Post-Effective Amendment No. 24 to the Registration Statement on Form N-6, File No. 2-88637, filed February 25, 2003.)

        l.        Actuarial Representation Letter. Filed herewith.

        m.        Calculations. Filed herewith.

        n. Other Opinions. Consent of KPMG LLP, Independent Registered Public Accounting Firm. Filed herewith.

        o.        Omitted Financial Statement. Not applicable.

        p.        Initial Capital Agreements. Not applicable.

        q.        Redeemability Exemption. Filed herewith.

       r.1. Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for George C. Kokulis, Glenn D. Lammey, Marla Berman Lewitus and Kathleen L. Preston. (Incorporated herein by reference to Exhibit r.1. to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, File No. 333-56952, filed February 7, 2003.)

       r.2. Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for William P. Krivoshik, and Edward W. Cassidy. Filed herewith.

ITEM 28.      DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL             POSITIONS AND OFFICES
BUSINESS ADDRESS               WITH INSURANCE COMPANY
----------------               ----------------------

George C. Kokulis              Director, Chairman, President and
                               Chief Executive Officer

Glenn D. Lammey                Director, Senior Executive Vice President,
                               Chief Financial Officer, Chief Accounting Officer

Kathleen L. Preston            Director and Executive Vice President

Edward W. Cassidy              Director and Executive Vice President

Brendan M. Lynch               Executive Vice President

David P. Marks                 Executive Vice President and
                               Chief Investment Officer

Winnifred Grimaldi             Senior Vice President

Marla Berman Lewitus           Director, Senior Vice President and
                               General Counsel

William P. Krivoshik           Director, Senior Vice President and
                               Chief Information Officer

David A. Golino                Vice President and Controller

Donald R. Munson, Jr.          Vice President

Mark Remington                 Vice President

Tim W. Still                   Vice President

Bennett Kleinberg              Vice President

Dawn Fredette                  Vice President

George E. Eknaian              Vice President and Chief Actuary

Linn K. Richardson             Second Vice President and Actuary

Paul Weissman                  Second Vice President and Actuary

Ernest J.Wright                Vice President and Secretary

Kathleen A. McGah              Assistant Secretary and Deputy General Counsel

Principal Business Address:
         The Travelers Insurance Company
         One Cityplace
         Hartford, CT  06103-3415


ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Incorporated herein by reference to Exhibit 16 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, File No. 333-101778.

ITEM 30.      INDEMNIFICATION

Sections 33-770 to 33-778, inclusive of the Connecticut General Statutes ("C.G.S.") regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

Citigroup Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Registrant. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the federal securities laws.


RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.      PRINCIPAL UNDERWRITER

(a)    Travelers Distribution LLC
       One Cityplace
       Hartford, CT 06103-3415

Travelers Distribution LLC also serves as principal underwriter and distributor for the following funds:

The Travelers Fund U for Variable Annuities, The Travelers Fund VA for Variable Annuities, The Travelers Fund BD for Variable Annuities, The Travelers Fund BD II for Variable Annuities, The Travelers Fund BD III for Variable Annuities, The Travelers Fund BD IV for Variable Annuities, The Travelers Fund ABD for Variable Annuities, The Travelers Fund ABD II for Variable Annuities, The Travelers Separate Account PF for Variable Annuities, The Travelers Separate Account PF II for Variable Annuities, The Travelers Separate Account QP for Variable Annuities, The Travelers Separate Account TM for Variable Annuities, The Travelers Separate Account TM II for Variable Annuities, The Travelers Separate Account Five for Variable Annuities, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Seven for Variable Annuities, The Travelers Separate Account Eight for Variable Annuities, The Travelers Separate Account Nine for Variable Annuities, The Travelers Separate Account Ten for Variable Annuities, The Travelers Fund UL for Variable Life Insurance, The Travelers Fund UL II for Variable Life Insurance, The Travelers Fund UL III for Variable Life Insurance, The Travelers Variable Life Insurance Separate Account One, The Travelers Variable Life Insurance Separate Account Two, The Travelers Variable Life Insurance Separate Account Three, The Travelers Variable Life Insurance Separate Account Four, The Travelers Separate Account MGA, The Travelers Separate Account MGA II, The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities, Citicorp Life Variable Annuity Separate Account and First Citicorp Life Variable Annuity Separate Account, TIC Separate Account Eleven for Variable Annuities, TLAC Separate Account Twelve for Variable Annuities, TIC Separate Account Thirteen for Variable Annuities, TLAC Separate Account Fourteen for Variable Annuities, TIC Variable Annuity Separate Account 2002, and TLAC Variable Annuity Separate Account 2002.

(b)     NAME AND PRINCIPAL                 POSITIONS AND OFFICES
        BUSINESS ADDRESS                   WITH UNDERWRITER
        ----------------                   ----------------

        Kathleen L. Preston                Board of Manager

        Glenn D. Lammey                    Board of Manager

        William F. Scully III              Board of Manager

        Donald R. Munson, Jr.              Board of Manager, President,
                                           Chief Executive Officer and
                                           Chief Operating Officer

        Tim W. Still                       Vice President

        Anthony Cocolla                    Vice President

        John M. Laverty                    Treasurer and Chief Financial Officer

        Stephen E. Abbey                   Chief Compliance Officer

        Alison K. George                   Director and Chief Advertising
                                           Compliance Officer

        Ernest J. Wright                   Secretary

        Kathleen A. McGah                  Assistant Secretary

        William D. Wilcox                  Assistant Secretary

* The business address for all the above is: One Tower Square, Hartford, CT 06183

     (c) Travelers Distribution LLC ("TDLLC"), as the principal underwriter and distributor, does not receive any fees on the Policies. The Company pays compensation directly to broker-dealers who have selling agreements with TDLLC.

          Tower Square Securities, Inc. provides certain limited services to TDLLC in the course of ordinary business as a principal underwriter to maintain its status as a broker-dealer in good standing with the NASD. Tower Square Securities, Inc. allocates such expenses to TDLLC.

ITEM 32.      LOCATION OF ACCOUNTS AND RECORDS

(1)    The Travelers Insurance Company
       One Cityplace
       Hartford, Connecticut 06103-3415

ITEM 33.      MANAGEMENT SERVICES

Not Applicable.

ITEM 33.      MANAGEMENT SERVICES

Not Applicable.

ITEM 34.      FEE REPRESENTATION

The Company hereby represents that the aggregate charges under the Contracts of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this post-effective amendment to the registration under Rule 485(b) has duly caused this post-effective amendment to this registration statement to be signed on its behalf by the undersigned duly authorized, in the City of Hartford, and State of Connecticut, on this 28th day of April, 2005.



                THE TRAVELERS FUND UL FOR VARIABLE LIFE INSURANCE
                                  (Registrant)


                         THE TRAVELERS INSURANCE COMPANY
                                   (Depositor)


                                  By: *GLENN D. LAMMEY
                                      ------------------------------------------
                                      Glenn D. Lammey, Chief Financial Officer,
                                      Chief Accounting Officer


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 28th day of April, 2005.


*GEORGE C. KOKULIS                      Director, President and Chief Executive
----------------------------------      Officer (Principal Executive Officer)
(George C. Kokulis)

*GLENN D. LAMMEY                        Director, Chief Financial Officer, Chief
----------------------------------      Accounting Officer (Principal Financial
(Glenn D. Lammey)                       Officer)

*MARLA BERMAN LEWITUS                   Director, Senior Vice President and
----------------------------------      General Counsel
(Marla Berman Lewitus)

*KATHLEEN L. PRESTON                    Director and Executive Vice President
----------------------------------
(Kathleen L. Preston)

*EDWARD W. CASSIDY                      Director and Executive Vice President
----------------------------------
(Edward W. Cassidy)

*WILLIAM P. KRIVOSHIK                   Director, Senior Vice President and
----------------------------------      Chief Information Officer
(William P. Krivoshik)



*By:     /s/Ernest J. Wright, Attorney-in-Fact

                                  EXHIBIT INDEX

EXHIBIT LETTER   DESCRIPTION
---------------- ---------------------------------------------------------------

        l.        Actuarial Representation Letter.

        m.        Calculations.

        n.        Consent of KPMG LLP, Independent Registered Public Accounting
                  Firm.

        q.        Redeemability Exemption.

        r.2       Power of Attorney authorizing Ernest J. Wright or
                  Kathleen A. McGah as signatory for William P. Krivoshik, and Edward W. Cassidy.